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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21460

                          Pioneer Series Trust II
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Dorothy E. Bourassa, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  December 31


Date of reporting period:  January 1, 2005 through June 30, 2005


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.

                                   PIONEER
                                    -------
                                    STRATEGIC
                                     GROWTH
                                      FUND*

                                   Semiannual
                                     Report

                                     6/30/05


                           [LOGO] PIONEER
                                  Investments(R)

*Formerly Pioneer Papp Strategic Growth Fund. Name change effective May 1, 2005.

 Table of Contents
--------------------------------------------------------------------------------

Letter to Shareowners                              1

Portfolio Summary                                  2

Prices and Distributions                           3

Performance Update                                 4

Comparing Ongoing Fund Expenses                    7

Portfolio Management Discussion                    9

Schedule of Investments                           13

Financial Statements                              16

Notes to Financial Statements                     23

Trustees, Officers and Service Providers          29

Retirement Plans from Pioneer                     30

Programs and Services for Pioneer Shareowners     32

The Pioneer Family of Mutual Funds                34

Pioneer Strategic Growth Fund
--------------------------------------------------------------------------------
LETTER TO SHAREOWNERS 6/30/05
--------------------------------------------------------------------------------

Dear Shareowner,
--------------------------------------------------------------------------------
The U.S. economy has expanded at an annualized rate of at least three percent for eight straight quarters, a feat it last achieved in the 1980s. Job conditions are strengthening as well: by mid-year, the unemployment rate had fallen to 5.0% for the first time since September 11, 2001. Retail sales trends
- apart from automobiles - were upbeat as sunnier employment prospects sent consumers to the malls. And with the economy expanding, corporate profits have been moving ahead smartly.

But equity investors were unconvinced by this evidence and instead brooded about the possibility of slowing growth later in the year. For one thing, expectations were for a moderating pace of profit growth. For another, the Federal Reserve Board has raised short-term interest rates nine times. And some areas of the economy are feeling the impact of record high energy prices. So investors were lukewarm toward stocks, with modest losses in the S&P 500 Stock Index and the Dow Jones Industrials the result. The technology-heavy NASDAQ Composite also slid, as did small-company stocks, as measured by the Russell 2000 Index. Value stocks, viewed as less vulnerable to declines in a less robust economy, held up better than growth.

Corporate bonds felt the sting of ratings downgrades in the automobile sector. Treasury issues fared better, as yields fell and prices rose among intermediate and longer-term issues, which were little affected by rising short-term rates. Low long-term yields may signal investor confidence that the Fed will succeed in dousing inflationary fires; they also brought more affordable mortgages, further boosting home construction. Municipal revenue bonds edged upward as healthier economic conditions bolstered tax collections.

The dollar's rebound positively affected foreign markets. Europe's stock markets performed better than business and political conditions might suggest, and Japan's market inched higher.

Pioneer's analysts believe that, although the rate of growth may slow, carefully selected, good quality stocks and bonds have the potential to deliver solid results. Our global investment experts are well positioned to discover what we believe are attractive opportunities in the world's markets.

Large or small? Bonds or stocks? Domestic or international?

Just what your mix of investments should be isn't a question to be taken lightly. Much of your long-term return will depend on the kinds of investments you own, not just the individual items in your portfolio. For an analysis of your holdings and some ideas to help bring your investments in line with your aspirations, talk to your financial professional.

Please consider a fund's investment objective, risks, charges and expenses carefully before investing. The prospectus contains this and other information about each fund and should be read carefully before you invest or send money. To obtain a prospectus and for other information on any Pioneer fund, contact your financial advisor, call 1-800-225-6292 or visit our web site at www.pioneerfunds.com.

Respectfully,

/s/ Osbert M. Hood

Osbert M. Hood
President
Pioneer Investment Management, Inc.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Strategic Growth Fund
--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 6/30/05
--------------------------------------------------------------------------------

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE DATA IS A REPRESENTATION OF A PIE CHART IN THE PRINTER MATERIAL]

U.S. Common Stocks 100.0%


Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[THE DATA IS A REPRESENTATION OF A PIE CHART IN THE PRINTER MATERIAL]

Information Technology    31.7%
Health Care               24.4%
Industrials               18.5%
Financials                10.4%
Consumer Discretionary     7.4%
Consumer Staples           6.6%
Energy                     1.0%


10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

 1.   State Street Corp.                              8.88%
 2.   Microsoft Corp.                                 8.82
 3.   Intel Corp.                                     8.65
 4.   Expeditors International of Washington, Inc.    8.35
 5.   Johnson & Johnson                               8.12
 6.   Omnicom Group                                   7.35
 7.   General Electric Co.                            7.29
 8.   Medtronic, Inc.                                 5.79
 9.   Techne Corp.                                    5.36
10.   Eli Lilly & Co.                                 5.17

This list excludes temporary cash investments and derivative instruments. Portfolio holdings will vary for other periods.

Pioneer Strategic Growth Fund
-----------------------------------------------------------------------------
PRICES AND DISTRIBUTIONS
-----------------------------------------------------------------------------

Net Asset Value Per Share
--------------------------------------------------------------------------------

         Class                 6/30/05                 12/31/04
         -----                 -------                 --------
           A                   $15.45                  $16.05
           B                   $15.27                  $16.00
           C                   $15.25                  $15.94
           R                   $14.73                  $15.60

Distributions Per Share
--------------------------------------------------------------------------------

                                 1/1/05 - 6/30/05
                                 ----------------
                        Net
                    Investment       Short-Term        Long-Term
         Class        Income       Capital Gains     Capital Gains
         -----      ----------     -------------     -------------
           A            $ -            $ -             $ -
           B            $ -            $ -             $ -
           C            $ -            $ -             $ -
           R            $ -            $ -             $ -

--------------------------------------------------------------------------------
INDEX DEFINITIONS
--------------------------------------------------------------------------------

The Russell 1000 Growth Index measures the performance of large-cap U.S. growth stocks. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields, and higher forecasted growth values than the Value universe.

The index defined here pertains to the Value of $10,000 Investment shown on pages 4, 5, 6 and 7.

Pioneer Strategic Growth Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/05                                        CLASS A SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Strategic Growth Fund at public offering price, compared to that of the Russell 1000 Growth Index.

---------------------------------------------
Average Annual Total Returns
(As of June 30, 2005)
                      Net           Public
                  Asset Value      Offering
Period               (NAV)        Price (POP)
 10 Years             5.70%           5.08%
 5 Years             -9.86          -10.92
 1 Year              -4.54          -10.05
---------------------------------------------

[THE DATA IS A REPRESENTATION OF A MOUNTAIN CHART IN THE PRINTER MATERIAL]

           Pioneer Strategic             Russell 1000
              Growth Fund                Growth Index
6/95            $ 9422                       $10000
                 12252                        12782
6/97             16859                        16785
                 19103                        22052
6/99             22174                        28066
                 27567                        35267
6/01             19336                        22510
                 15505                        16548
6/03             14832                        17033
                 17187                        20080
6/05             16407                        20421

Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The performance of each class of the Fund through February 20, 2004 is the performance of Papp America-Abroad Fund's single class, which has been restated to reflect any applicable sales charges, Rule 12b-1 fees and service fees (but not other differences in expenses). This adjustment has the effect of reducing the previously reported performance of Papp America-Abroad Fund. Pioneer Strategic Growth Fund was created through the reorganization of predecessor Papp Strategic Growth on February 20, 2004.

Pioneer believes the Russell 1000 Growth Index is representative of the issues in the Fund's portfolio and will not provide the S&P 500 Index in the future.

Pioneer Strategic Growth Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/05                                        CLASS B SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Strategic Growth Fund, compared to that of the Russell 1000 Growth Index.

------------------------------------
Average Annual Total Returns
(As of June 30, 2005)
                    If         If
Period             Held     Redeemed
 10 Years          4.81%      4.81%
 5 Years         -10.70     -10.70
 1 Year           -6.06      -9.13
------------------------------------

[THE DATA IS A REPRESENTATION OF A MOUNTAIN CHART IN THE PRINTER MATERIAL]

           Pioneer Strategic          Russell 1000
              Growth Fund             Growth Index
6/95             $ 9422                  $10000
                  12899                   12782
6/97              17616                   16785
                  19811                   22052
6/99              22822                   28066
                  28165                   35267
6/01              19605                   22510
                  15600                   16548
6/03              14811                   17033
                  17024                   20080
6/05              15993                   20421

Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). Effective December 1, 2004, the period during which a CDSC is applied to withdrawals was shortened to 5 years. The maximum CDSC for class B shares continues to be 4%. For more complete information, please see the prospectus for details. Note: Shares purchased prior to December 1, 2004 remain subject to the CDSC in effect at the time you purchased those shares. For performance information for shares purchased prior to December 1, 2004, please visit www.pioneerfunds.com/bshares.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The performance of each class of the Fund through February 20, 2004 is the performance of Papp America-Abroad Fund's single class, which has been restated to reflect any applicable sales charges, Rule 12b-1 fees and service fees (but not other differences in expenses). This adjustment has the effect of reducing the previously reported performance of Papp America-Abroad Fund. Pioneer Strategic Growth Fund was created through the reorganization of predecessor Papp Strategic Growth on February 20, 2004.

Pioneer believes the Russell 1000 Growth Index is representative of the issues in the Fund's portfolio and will not provide the S&P 500 Index in the future.

Pioneer Strategic Growth Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/05                                        CLASS C SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Strategic Growth Fund, compared to that of the Russell 1000 Growth Index.

------------------------------------
Average Annual Total Returns
(As of June 30, 2005)
                    If         If
Period             Held     Redeemed
 10 Years          4.80%      4.80%
 5 Years         -10.71     -10.71
 1 Year           -6.16      -6.16
------------------------------------

[THE DATA IS A REPRESENTATION OF A MOUNTAIN CHART IN THE PRINTER MATERIAL]

            Pioneer Strategic          Russell 1000
               Growth Fund             Growth Index
6/95             $10000                  $10000
                  12899                   12782
6/97              17616                   16785
                  19811                   22052
6/99              22822                   28066
                  28165                   35267
6/01              19605                   22510
                  15600                   16548
6/03              14811                   17033
                  17033                   20080
6/05              15983                   20421

Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The performance of each class of the Fund through February 20, 2004 is the performance of Papp America-Abroad Fund's single class, which has been restated to reflect any applicable sales charges, Rule 12b-1 fees and service fees (but not other differences in expenses). This adjustment has the effect of reducing the previously reported performance of Papp America-Abroad Fund. Pioneer Strategic Growth Fund was created through the reorganization of predecessor Papp Strategic Growth on February 20, 2004.

Pioneer believes the Russell 1000 Growth Index is representative of the issues in the Fund's portfolio and will not provide the S&P 500 Index in the future.

Pioneer Strategic Growth Fund
--------------------------------------------------------------------------------
COMPARING ONGOING FUND EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value - $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Strategic Growth Fund

Based on actual returns from January 1, 2005 through June 30, 2005

Share Class                             A              B              C
-------------------------------------------------------------------------
 Beginning Account Value          $1,000.00      $1,000.00      $1,000.00
 On 1/1/05

 Ending Account Value             $  962.60      $  954.40      $  956.70
 On 6/30/05

 Expenses Paid During Period*     $    6.08      $   38.09      $   28.20

* Expenses are equal to the Fund's annualized expense ratio of 1.25%, 2.88% and 2.13%, for Class A, Class B and Class C shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Pioneer Strategic Growth Fund
--------------------------------------------------------------------------------
COMPARING ONGOING FUND EXPENSES                                    (continued)
--------------------------------------------------------------------------------

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Strategic Growth Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from January 1, 2005 through June 30, 2005

Share Class                             A              B              C
-------------------------------------------------------------------------
 Beginning Account Value          $1,000.00      $1,000.00      $1,000.00
 On 1/1/05

 Ending Account Value             $1,018.60      $1,028.69      $1,038.84
 On 6/30/05

 Expenses Paid During Period*     $    6.26      $   39.54      $   29.39

* Expenses are equal to the Fund's annualized expense ratio of 1.25%, 2.88% and 2.13%, for Class A, Class B and Class C shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Pioneer Strategic Growth Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/05
--------------------------------------------------------------------------------

During the six months ended June 30, 2005 - the first half of Pioneer Strategic Growth Fund's fiscal year, U.S. stocks produced mixed results. Fears of higher interest rates and skyrocketing oil prices sparked inflation worries and tempered investors' appetite for risk. Cyclical, interest-rate sensitive and value-oriented companies prospered in this environment. However, as Rosellen Papp, a member of the Fund's management team, discusses in the following interview, out-of-favor growth stocks, she believes, such as those constituting your portfolio, have become quite attractive and may be poised for resurgence.

Q:   What contributed to such a difficult market environment for growth stocks?

A: During the first quarter of 2005, the outlook seemed bright, with the economy grew more than many anticipated. However, the stock market absorbed a barrage of chilling economic data in the second quarter. Crude oil prices topped $60 a barrel, the Federal Reserve continued to raise short-term interest rates, and corporate earnings growth cooled.

     In this climate, cyclical, commodity-based, and value-oriented companies did well - particularly oil companies. During the second quarter, the market reacted to continued dramatic increases in oil prices. The bond market came to believe that the Federal Reserve's continuing increases in the Fed funds rate might derail economic growth.

Q:   How did the Fund perform during the first half of fiscal 2005?

A: Since the portfolio is composed of large-company growth stocks, many of which generally lagged the broader stock market, performance results were mixed. The Fund held some strong performers, but the overall trend was negative. For the semiannual period ended June 30, the Fund's A shares returned -3.74% at net asset value. In comparison, the Standard & Poor's 500 Index and the Russell 1000 Growth Index posted returns of -0.81% and -1.72%, respectively, for the same period. The Fund underperformed the -1.20% average return of the 933 Large-capitalization Core Funds tracked by Lipper, Inc. (Lipper Inc. is an independent firm that measures mutual fund performance.) Many of the Fund's peers blend growth and value styles of investing, while your portfolio invests solely in growth stocks.

Pioneer Strategic Growth Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/05                            (continued)
--------------------------------------------------------------------------------

     Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

     The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

     Within its large-company growth focus, the Fund's assets are concentrated in three broad business segments - technology, financial services and health care. Technology holdings, which are classic growth stocks, lagged in the wake of the weak economic data this spring and the perception that businesses are not upgrading into new technologies. With the Federal Reserve (the Fed) all but guaranteeing future interest rate hikes, albeit at a measured pace, many financial services stocks struggled. Furthermore, given the Fed's efforts to raise short-term interest rates, long-term interest rates have not increased, as typically would be the case, producing a conundrum as Chairman Greenspan so aptly put it. Economists are not completely sure why long-term interest rates have fallen, but the low rates are keeping consumers spending, which is helping more interest-rate sensitive and cyclical stocks, which the portfolio does not own. Finally, health care holdings, the third component of the portfolio, performed relatively well, particularly companies offering innovative ways to keep costs under control.

Q: Could you talk more specifically about the companies that had an impact on performance?

A: Certainly. We think technology companies are in better shape than investors currently believe. Recent concerns about the pace of economic growth have unnerved investors, causing them to reassess their tolerance for risk and prospects for technology companies. We think their concerns are overblown. One of the best performing stocks in the sector was Intel, a sizable holding in the Fund. Intel is benefiting from the popularity of lap top computers and the fact that 70% of its business comes from outside the United States. American Power Conversion, which manufactures battery packs for computers, also performed well. But other holdings, such as Microsoft lagged, more out of lack of investor interest than from any company specific issue. Technology remains an area of considerable focus for your Fund, because it is driving

Pioneer Strategic Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     dramatic cost structure reductions, improving productivity, and increasing the standard of living around the globe.

     Health care stocks were generally positive for the six months. Investors shunned the stocks for most of last year, but that has started to change. We think the primary reason is that the world's population is aging, which is driving demand for drugs, medical equipment and hospital care. As a diversified health-care company, Johnson & Johnson is capitalizing on its exposure to both the pharmaceutical market and the device business, where it sells knee and hip replacements. Techne, a small biotechnology company that makes proteins used in medical research for oncology and neuroscience, was very positive for the Fund. While management's decision to buy back 10% of its stock in the open market helped boost Techne's share price near term, we think the company's strong balance sheet and strong cash flow are contributing to very favorable prospects longer term.

     In the financial sector, the Fund's investments did not have a significant influence on performance one way or the other, with the exception of American International Group (AIG), which suffered in the wake of allegations of improper earnings reporting. New management was brought in to put AIG back on sound financial footing and ensure more accurate reporting. We are reassured by these developments and feel confident that the company should maintain its dominance in the insurance industry.

     Elsewhere in the portfolio, two companies benefiting from globalization struggled as a result of the skyrocketing cost of fuel. With higher gasoline prices, low-income consumers have less disposable income, which is hurting sales at Wal-Mart Stores. However, due to the company's new merchandise strategies, we are beginning to see same store sales improve - a trend that we think should be rewarding in the second half of 2005. Similarly, Expeditors International of Washington, an international airfreight forwarding company with China-to-Europe and China-to-United States trade routes, has seen profit margins pinched. Investors are concerned that the company may not be able to pass the increased fuel costs on to customers. Given its terrific niche business, we're more optimistic and believe that Expeditors will continue to grow its business longer term.

Pioneer Strategic Growth Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/05                            (continued)
--------------------------------------------------------------------------------

Q:   Any notable purchases or sales?

A: We bought 3M, which we viewed as a buying opportunity when the stock experienced temporary weakness this spring. 3M has a strong medical and flat panel business in addition to its more widely known office supplies division. We sold investments in Hewlett-Packard during a period of strength this spring, when management changes were announced. We had concerns about its printer business and took the opportunity to liquidate the holding from the portfolio.

Q:   What is your outlook for 2005?

A: Although analysts generally agree that the Fed will continue to increase short-term interest rates, the pace of economic growth will determine how high they will go. Stronger growth and higher inflation will invite a more aggressive response, whereas more moderate growth and inflation may convince the Fed that it has raised rates far enough. With oil prices per barrel at such historic highs and no real fundamental change in supply/demand dynamics, we think the cost of oil is bound to fall at some point. Furthermore, a consensus is building among economists, with which we concur, that economic growth should remain relatively strong into 2006 - most likely in the 3% to 4% range. With our outlook for relatively tame inflation and strong corporate earnings, we think stocks appear undervalued, especially vis---vis bond, commodity and real estate investments. Within this scenario, we think high-quality growth stocks, such as those in your portfolio, are in a great position to benefit.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. The Fund invests in a limited number of securities and, as a result, the Fund's performance may be more volatile than the performance of funds holding more securities. Investing in the securities of U.S. issuers with substantial foreign activities involves many of the same risks as investing in the securities of foreign issuers.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Strategic Growth Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/05 (unaudited)
--------------------------------------------------------------------------------

  Shares                                                            Value
             COMMON STOCKS - 99.1%
             Energy - 1.0%
             Integrated Oil & Gas - 1.0%
   5,400     Chevron Corp.                                    $   301,968
                                                              -----------
             Total Energy                                     $   301,968
                                                              -----------
             Capital Goods - 10.1%
             Electrical Component & Equipment - 1.1%
  14,000     American Power Conversion Corp.                  $   330,260
                                                              -----------
             Industrial Conglomerates - 9.0%
  64,000     General Electric Co.                             $ 2,217,600
   7,500     3M Co.                                               542,250
                                                              -----------
                                                              $ 2,759,850
                                                              -----------
             Total Capital Goods                              $ 3,090,110
                                                              -----------
             Transportation - 8.3%
             Air Freight & Couriers - 8.3%
  51,000     Expeditors International of Washington, Inc.     $ 2,540,310
                                                              -----------
             Total Transportation                             $ 2,540,310
                                                              -----------
             Media - 7.3%
             Advertising - 7.3%
  28,000     Omnicom Group                                    $ 2,236,080
                                                              -----------
             Total Media                                      $ 2,236,080
                                                              -----------
             Food & Drug Retailing - 3.0%
             Hypermarkets & Supercenters - 3.0%
  19,000     Wal-Mart Stores, Inc.                            $   915,800
                                                              -----------
             Total Food & Drug Retailing                      $   915,800
                                                              -----------
             Household & Personal Products - 3.5%
             Personal Products - 3.5%
  25,000     Alberto-Culver Co. (Class B)                     $ 1,083,250
                                                              -----------
             Total Household & Personal Products              $ 1,083,250
                                                              -----------
             Health Care Equipment & Services - 5.7%
             Health Care Equipment - 5.7%
  34,000     Medtronic, Inc.                                  $ 1,760,860
                                                              -----------
             Total Health Care Equipment & Services           $ 1,760,860
                                                              -----------

The accompanying notes are an integral part of these financial statements.   13

Pioneer Strategic Growth Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/05 (unaudited)                         (continued)
--------------------------------------------------------------------------------

  Shares                                                       Value
             Pharmaceuticals & Biotechnology - 18.5%
             Biotechnology - 5.3%
 35,500      Techne Corp.*                               $ 1,629,805
                                                         -----------
             Pharmaceuticals - 13.2%
 38,000      Johnson & Johnson                           $ 2,470,000
 28,200      Eli Lilly & Co.                               1,571,022
                                                         -----------
                                                         $ 4,041,022
                                                         -----------
             Total Pharmaceuticals & Biotechnology       $ 5,670,827
                                                         -----------
             Diversified Financials - 8.8%
             Asset Management & Custody Banks - 8.8%
 56,000      State Street Corp.                          $ 2,702,000
                                                         -----------
             Total Diversified Financials                $ 2,702,000
                                                         -----------
             Insurance - 1.5%
             Multi-Line Insurance - 1.5%
  8,000      American International Group, Inc.          $   464,800
                                                         -----------
             Total Insurance                             $   464,800
                                                         -----------
             Software & Services - 8.7%
             Systems Software - 8.7%
108,000      Microsoft Corp.                             $ 2,682,720
                                                         -----------
             Total Software & Services                   $ 2,682,720
                                                         -----------
             Technology Hardware & Equipment - 5.5%
             Computer Hardware - 2.3%
  9,500      IBM Corp.                                   $   704,900
                                                         -----------
             Computer Storage & Peripherals - 0.6%
 14,000      EMC Corp.*                                  $   191,940
                                                         -----------
             Electronic Manufacturing Services - 2.6%
 34,250      Molex, Inc.                                 $   804,190
                                                         -----------
             Total Technology Hardware & Equipment       $ 1,701,030
                                                         -----------
             Semiconductors - 17.2%
             Semiconductor Equipment - 3.8%
 72,000      Applied Materials, Inc.                     $ 1,164,960
                                                         -----------

14  The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  Shares                                                                   Value
             Semiconductors - 13.4%
101,000      Intel Corp.                                             $ 2,632,060
 40,000      Linear Technology Corp.                                   1,467,600
                                                                     -----------
                                                                     $ 4,099,660
                                                                     -----------
             Total Semiconductors                                    $ 5,264,620
                                                                     -----------
             TOTAL COMMON STOCKS
             (Cost $19,604,487)                                      $30,414,375
                                                                     -----------
             TOTAL INVESTMENT IN SECURITIES - 99.1%
             (Cost $19,604,487) (a)                                  $30,414,375
                                                                     -----------
             OTHER ASSETS AND LIABILITIES - 0.9%
             TOTAL NET ASSETS - 100.0%                               $30,678,319
                                                                     ===========

*   Non-income producing security

(a) At June 30, 2005, the net unrealized gain on investments based on cost for federal income tax purposes of $19,604,487 was as follows:

     Aggregate gross unrealized gain for all investments
     in which there is an excess of value over tax cost              $11,219,626

     Aggregate gross unrealized loss for all investments
     in which there is an excess of tax cost over value                 (409,738)
                                                                     -----------
     Net unrealized gain                                             $10,809,888
                                                                     ===========

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2005 aggregated $1,616,996 and $10,818,761, respectively.


The accompanying notes are an integral part of these financial statements.   15

Pioneer Strategic Growth Fund
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/05 (unaudited)
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities (cost $19,604,487)             $30,414,375
  Cash                                                        198,671
  Receivables -
    Investment securities sold                                 99,115
    Fund shares sold                                           39,082
    Dividends, interest and foreign taxes withheld             35,017
  Other                                                           535
                                                          -----------
      Total assets                                        $30,786,795
                                                          -----------
LIABILITIES:
  Payables -
    Fund shares repurchased                               $    28,571
  Due to affiliates                                            16,013
  Accrued expenses                                             63,892
                                                          -----------
      Total liabilities                                   $   108,476
                                                          -----------
NET ASSETS:
  Paid-in capital                                         $15,538,248
  Accumulated net investment loss                              (1,038)
  Accumulated net realized gain on investments              4,331,221
  Net unrealized gain on investments                       10,809,888
                                                          -----------
      Total net assets                                    $30,678,319
                                                          ===========
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $30,277,860/1,959,663 shares)         $     15.45
                                                          ===========
  Class B (based on $107,676/7,051 shares)                $     15.27
                                                          ===========
  Class C (based on $292,783/19,202 shares)               $     15.25
                                                          ===========
MAXIMUM OFFERING PRICE:
  Class A ($15.45 [divided by] 94.25%)                    $     16.39
                                                          ===========


16  The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Growth Fund
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (unaudited)
--------------------------------------------------------------------------------
For the Six Months Ended 6/30/05

INVESTMENT INCOME:
  Dividends                                                 $211,783
  Interest                                                      (234)
                                                            --------
      Total investment income                                            $   211,549
                                                                         -----------
EXPENSES:
  Management fees                                           $126,856
  Transfer agent fees and expenses
    Class A                                                   29,802
    Class B                                                      449
    Class C                                                      224
    Class R                                                        4
  Distribution fees
    Class A                                                   41,460
    Class B                                                      418
    Class C                                                      776
    Class R                                                        2
  Administrative reimbursements                                9,326
  Custodian fees                                               5,538
  Registration fees                                           53,476
  Professional fees                                           23,224
  Printing expense                                            18,791
  Fees and expenses of nonaffiliated trustees                  4,325
  Miscellaneous                                                6,493
                                                            --------
      Total expenses                                                     $   321,163
      Less management fees waived and expenses
       reimbursed by Pioneer Investment
       Management, Inc.                                                     (107,972)
      Less fees paid indirectly                                                 (604)
                                                                         -----------
      Net expenses                                                       $   212,587
                                                                         -----------
       Net investment loss                                               $    (1,038)
                                                                         -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on Investments                                       $ 4,331,221
  Change in net unrealized gain on Investments                            (5,691,050)
                                                                         -----------
    Net loss on investments                                              $(1,359,829)
                                                                         -----------
    Net decrease in net assets resulting from operations                 $(1,360,867)
                                                                         ===========


The accompanying notes are an integral part of these financial statements.   17

Pioneer Strategic Growth Fund
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Six Months Ended 6/30/05 and the Year Ended 12/31/04

                                                           Six Months
                                                              Ended
                                                             6/30/05            Year Ended
                                                           (unaudited)           12/31/04
FROM OPERATIONS:
Net investment income (loss)                              $     (1,038)       $    359,742
Net realized gain on investments                             4,331,221           7,642,655
Change in net unrealized gain (loss) on investments         (5,691,050)         (8,516,758)
                                                          ------------        ------------
    Net decrease in net assets resulting
     from operations                                      $ (1,360,867)       $   (514,361)
                                                          ------------        ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
    Class A ($0.00 and $0.17 per share, respectively)     $          -        $   (356,612)
Net realized gain:
    Class A ($0.00 and $3.54 per share, respectively)                -          (7,632,646)
    Class B ($0.00 and $3.54 per share, respectively)                -             (11,025)
    Class C ($0.00 and $3.54 per share, respectively)                -              (3,064)
    Class R ($0.00 and $3.54 per share, respectively)                -                (178)
                                                          ------------        ------------
     Total distributions to shareowners                   $          -        $ (8,003,525)
                                                          ------------        ------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                          $    937,888        $  1,903,910
Reinvestment of distributions                                      946           7,503,906
Cost of shares repurchased                                 (10,209,840)        (18,582,803)
                                                          ------------        ------------
    Net decrease in net assets resulting from Fund
     share transactions                                   $ (9,271,006)       $ (9,174,987)
                                                          ------------        ------------
    Net decrease in net assets                            $(10,631,873)       $(17,692,873)
NET ASSETS:
Beginning of period                                         41,310,192          59,003,065
                                                          ------------        ------------
End of period (including accumulated net investment
  loss of ($1,038) and $0, respectively)                  $ 30,678,319        $ 41,310,192
                                                          ============        ============


18  The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Growth Fund
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                  (continued)
--------------------------------------------------------------------------------

                                     '05 Shares   '05 Amount
                                    (unaudited)   (unaudited)          '04 Shares       '04 Amount
CLASS A
Shares sold                            38,112     $   596,536             74,743       $ 1,786,499
Reinvestment of distributions              58             946            463,038         7,491,251
Less shares repurchased              (647,436)    (10,199,298)          (690,480)      (18,542,454)
                                     --------     -----------           --------       -----------
    Net decrease                     (609,265)    $(9,601,816)          (152,699)      $(9,264,704)
                                     ========     ===========           ========       ===========
CLASS B
Shares sold                             3,783     $    59,367              4,503       $    85,184
Reinvestment of distributions               -               -                611             9,769
Less shares repurchased                  (457)         (7,060)            (1,388)          (26,735)
                                     --------     -----------           --------       -----------
    Net increase                        3,325     $    52,306              3,726       $    68,218
                                     ========     ===========           ========       ===========
CLASS C
Shares sold                            18,332     $   281,984              1,606       $    31,152
Reinvestment of distributions               -               -                181             2,886
Less shares repurchased                  (176)         (2,741)              (740)          (13,538)
                                     --------     -----------           --------       -----------
    Net increase                       18,155     $   279,243              1,047       $    20,500
                                     ========     ===========           ========       ===========
CLASS R (a)
Shares sold                                 -     $         -                 54       $     1,075
Reinvestment of distributions
Less shares repurchased                   (50)           (741)                (4)            (76)
                                     --------     -----------           -----------    -----------
    Net increase (decrease)               (50)    $      (741)                50       $       999
                                     ========     ===========           ========       ===========

(a) Class R shares were liquidated on June 1, 2005.

The accompanying notes are an integral part of these financial statements.   19

Pioneer Strategic Growth Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                               Six Months
                                                              Ended 6/30/05  Year Ended Year Ended Year Ended Year Ended Year Ended
CLASS A                                                        (unaudited)    12/31/04   12/31/03   12/31/02   12/31/01   12/31/00
Net asset value, beginning of period                             $ 16.05      $ 19.85    $ 16.78    $ 22.38    $ 27.75     $ 35.25
                                                                 -------      -------    -------    -------    -------     -------
Net increase (decrease) from investment operations:
 Net investment income (loss)                                    $     -      $  0.17    $ (0.12)   $ (0.19)   $ (0.18)    $ (0.22)
 Net realized and unrealized gain (loss) on investments            (0.60)       (0.26)      4.13      (5.41)     (4.19)      (2.19)
                                                                 -------      -------    -------    -------    -------     -------
   Net increase (decrease) from investment operations            $ (0.60)     $ (0.09)   $  4.01    $ (5.60)   $ (4.37)    $ (2.41)
Distributions to shareowners:
 Net investment income                                                 -        (0.17)         -          -          -           -
 Net realized gain                                                     -        (3.54)     (0.94)         -      (1.00)      (5.09)
                                                                 -------      -------    -------    -------    -------     -------
Net increase (decrease) in net asset value                       $ (0.60)     $ (3.80)   $  3.07    $ (5.60)   $ (5.37)    $ (7.50)
                                                                 -------      -------    -------    -------    -------     -------
Net asset value, end of period                                   $ 15.45      $ 16.05    $ 19.85    $ 16.78    $ 22.38     $ 27.75
                                                                 =======      =======    =======    =======    =======     =======
Total return*                                                      (3.74)%      (0.48)%    23.90%    (25.02)%   (15.92)%     (8.62)%
Ratio of net expenses to average net assets+                        1.25%**      1.25%      1.25%      1.18%      1.11%       1.08%
Ratio of net investment income (loss) to average net assets+        0.00%**      0.75%     (0.10)%    (0.19)%    (0.26)%     (0.51)%
Portfolio turnover rate                                               10%**         6%         1%        10%         4%         11%
Net assets, end of period (in thousands)                         $30,278      $41,233    $59,003    $57,732    $99,315     $168,616
Ratios with no waiver of management fees by PIM and no
 reduction for fees paid indirectly:
 Net expenses                                                       1.89%**      1.61%      1.25%      1.18%      1.11%       1.08%
 Net investment income (loss)                                      (0.64)%**     0.39%     (0.10)%    (0.19)%    (0.26)%     (0.51)%
Ratios with waiver of management fees by PIM and reduction for fees paid indirectly:
 Net expenses                                                       1.25%**      1.25%      1.25%      1.18%      1.11%       1.08%
 Net investment income (loss)                                       0.00%**      0.75%     (0.10)%    (0.19)%    (0.26)%     (0.51)%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.

Pioneer Strategic Growth Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                       Six Months
                                                          Ended            2/23/04
                                                         6/30/05             to
CLASS B                                                (unaudited)        12/31/04
Net asset value, beginning of period                      $16.00           $19.87
                                                          ------           ------
Net increase (decrease) from investment operations:
  Net investment income (loss)                            $(0.09)          $ 0.02
  Net realized and unrealized loss on investments          (0.63)           (0.35)
                                                          ------           ------
     Net decrease from investment operations              $(0.73)          $(0.33)
Distributions to shareowners:
  Net realized gain                                       $    -           $(3.54)
                                                          ------           ------
Net decrease in net asset value                           $(0.73)          $(3.87)
                                                          ------           ------
Net asset value, end of period                            $15.27           $16.00
                                                          ------           ------
Total return*                                              (4.56)%          (1.66)%(a)
Ratio of net expenses to average net assets+                2.91%**          2.71%**
Ratio of net investment income (loss) to average
  net assets+                                              (1.61)%**         0.19%**
Portfolio turnover rate                                       10%**             6%
Net assets, end of period (in thousands)                  $  108           $   60
Ratios with no waiver of management fees by PIM and
  no reduction for fees paid indirectly:                    3.55%**          3.19%**
  Net expenses                                             (2.25)%**        (0.29)%**
  Net investment loss
Ratios with waiver of management fees by PIM and
  reduction for fees paid indirectly:
  Net expenses                                              2.88%**          2.71%**
  Net investment income (loss)                             (1.58)%**         0.19%**

(a)  Not annualized
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset redemption of the investment at net asset value at the end of each period. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.


The accompanying notes are an integral part of these financial statements.   21

Pioneer Strategic Growth Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                         Six Months
                                                            Ended           2/21/04
                                                           6/30/05            to
CLASS C                                                  (unaudited)       12/31/04
Net asset value, beginning of period                       $15.94           $19.87
                                                           ------           ------
Net decrease from investment operations:
  Net investment loss                                      $(0.03)          $(0.10)
  Net realized and unrealized loss on investments           (0.66)           (0.29)
                                                           ------           ------
     Net decrease from investment operations               $(0.69)          $(0.39)
Distributions to shareowners:
  Net realized gain                                             -            (3.54)
                                                           ------           ------
Net decrease in net asset value                            $(0.69)          $(3.93)
                                                           ------           ------
Net asset value, end of period                             $15.25           $15.94
                                                           ------           ------
Total return*                                               (4.33)%          (1.96)%(a)
Ratio of net expenses to average net assets+                 2.13%**          2.89%**
Ratio of net investment loss to average net assets+         (0.75)%**        (0.79)%**
Portfolio turnover rate                                        10%**             6%
Net assets, end of period (in thousands)                   $  293           $   17
Ratios with no waiver of management fees by PIM and
  no reduction for fees paid indirectly:
  Net expenses                                               2.77%**          3.36%**
  Net investment loss                                       (1.39)%**        (1.27)%**
Ratios with waiver of management fees by PIM and
  reduction for fees paid indirectly:
  Net expenses                                               2.13%**          2.89%**
  Net investment loss                                       (0.75)%**        (0.79)%**

(a)  Not annualized
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the redemption of the investment at net asset value at the end of each period. Total return would be reduced if sales charges were taken into account. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.


22   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Growth Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/05 (unaudited)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies
Pioneer Strategic Growth Fund (the Fund) is one of eight portfolios comprising Pioneer Series Trust II, a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund, which commenced operations on February 20, 2004, is the successor to the Papp America-Abroad Fund, Inc. Papp America-Abroad Fund, Inc., transferred all of its net assets in exchange for the Fund's Class A shares in a one-to-one exchange ratio, on February 20, 2004 pursuant to an agreement and plan of reorganization (the "reorganization" was approved by the shareholders of Papp America-Abroad Fund, Inc., on February 20, 2004). The Fund had no assets or liabilities prior to the reorganization. Accordingly, the reorganization, which was a tax-free exchange, had no effect on the Fund's operations. The investment objective of the Fund is to seek long-term capital growth.

The Fund offers four classes of shares - Class A, Class B, Class C, and Class R shares. Class B, Class C, and Class R shares were first publicly offered February 23, 2004. Class R shares were liquidated on June 1, 2005. Each class of shares represents an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B, Class C, and Class R shareowners, respectively.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting year. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

Pioneer Strategic Growth Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/05 (unaudited)                    (continued)
--------------------------------------------------------------------------------

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the fund is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Fund also may use the fair value of a security including a non-U.S. security when the closing market price on the principal exchange where the security is traded no longer reflects the value of the security. At June 30, 2005, there were no securities fair valued. Temporary cash investments are valued at amortized cost.

    Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Dividend and interest income is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B. Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

    The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with

Pioneer Strategic Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

    The tax character of current year distributions payable will be determined at the end of the current fiscal year. The tax character of distributions paid during the year ended December 31, 2004 was as follows:

--------------------------------------------------------------------------------
                                                                       2004
--------------------------------------------------------------------------------
  Distributions paid from:
  Ordinary Income                                                    $  356,612
  Long-term capital gain                                              7,646,913
                                                                     ----------
   Total                                                             $8,003,525
                                                                     ==========
--------------------------------------------------------------------------------

    The following shows the components of distributable earnings on a federal income tax basis at December 31, 2004.

--------------------------------------------------------------------------------
                                                                        2004
--------------------------------------------------------------------------------
  Undistributed ordinary income                                     $         -
  Undistributed long-term gain                                                -
  Unrealized appreciation                                            16,500,938
                                                                    -----------
   Total                                                            $16,500,938
                                                                    ===========
--------------------------------------------------------------------------------

C. Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano) earned approximately $920 in underwriting commissions on the sale of Class A shares during the six months ended June 30, 2005.

D. Class Allocations

    Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, Class C and Class R shares of the Fund, respectively (see Note 4). Shareowners of each class share all expenses and fees paid to the transfer agent,

Pioneer Strategic Growth Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/05 (unaudited)                    (continued)
--------------------------------------------------------------------------------

    Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see
    Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

    Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B, Class C, and Class R shares can bear different transfer agent and distribution fees.

2. Management Agreement

Pioneer Investment Management, Inc. (PIM), a wholly owned indirect subsidiary of UniCredito Italiano, manages the Fund's portfolio. PIM receives a basic fee that is calculated at the annual rate of 0.75% of the Fund's average daily net assets up to $1 billion; and 0.70% of the excess over $1 billion.

PIM and not the Fund pays a portion of the fee it receives from the Fund to L. Roy Papp & Associates LLP (Papp) as compensation for its sub advisory services to the Fund.

Prior to the reorganization, Papp America-Abroad Fund, Inc. was advised by Papp, which received an annual fee equal to 1.0% of the Fund's net assets.

Through December 31, 2006, PIM has agreed not to impose all or a portion of its management fee and to assume other operating expenses of the Fund to the extent necessary to limit expenses to 1.25% of average daily net assets attributable to Class A; the portion of the Fund-wide expenses attributable to Class B, Class C and Class R shares will be reduced only to the extent that such expenses are reduced for Class A shares.

In addition, under the management and administrative agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At June 30, 2005, $229 was payable to PIM related to management fees, administrative costs and certain other services and is included in due to affiliates.

Pioneer Strategic Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $15,582 in transfer agent fees payable to PIMSS at June 30, 2005.

4. Distribution and Service Plans

Effective February 20, 2004, the Fund adopted a Plan of Distribution for each class of shares, (Class A Plan, Class B Plan, Class C Plan, Class R Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Pursuant to the Class R Plan, the Fund pays PFD 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in due to affiliates is $202 in distribution fees payable to PFD at June 30, 2005. The Fund also has adopted a separate service plan for Class R shares (Service
Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). Effective February 1, 2004, a CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 18 months of purchase (12 months for shares purchased prior to December 1, 2004). Effective December 1, 2004, Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased prior to December 1, 2004 remain subject to the CDSC in effect at the time

Pioneer Strategic Growth Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/05 (unaudited)                    (continued)
--------------------------------------------------------------------------------

those shares were purchased. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Redemptions of Class R shares within 18 months of purchase were subject to a CDSC of 1.00%. Effective July 1, 2004, the CDSC on Class R shares was eliminated. Proceeds from the CDSCs are paid to PFD. For the six months ended June 30, 2005, CDSC's in the amount of $119 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS resulting in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the six months ended June 30, 2005, the Fund's expenses were reduced by $604 under such arrangements.

6. Subsequent Event

The Fund's Board of Trustees has approved a tax-free reorganization of the Fund into Pioneer Growth Leaders Fund. The reorganization was approved by the shareowners of the Fund on August 2, 2005 and is anticipated to occur on September 16, 2005. Strategic Growth Fund expects to close to new purchases (including purchases by exchange) approximately one business day prior to the date on which the reorganization is effected.

Pioneer Strategic Growth Fund
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Trustees                                      Officers
John F. Cogan, Jr., Chairman                  John F. Cogan, Jr., President
David R. Bock                                 Osbert M. Hood, Executive
Mary K. Bush                                   Vice President
Margaret B.W. Graham                          Vincent Nave, Treasurer
Osbert M. Hood                                Dorothy E. Bourassa, Secretary
Marguerite A. Piret
Stephen K. West
John Winthrop

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Wilmer Cutler Pickering Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.


Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerfunds.com. This information is also available on our web site at www.pioneerfunds.com and on the Securities and Exchange Commission's web site at http://www.sec.gov.

--------------------------------------------------------------------------------
RETIREMENT PLANS FROM PIONEER
--------------------------------------------------------------------------------

Pioneer has a long history of helping people work toward their retirement goals, offering plans suited to the individual investor and businesses of all sizes. For more information on Pioneer retirement plans, contact your investment professional, or call Pioneer at 1-800-622-0176.

Individual Retirement Accounts (IRAs)

Traditional IRA*
For anyone under age 70 1/2 earning income - individuals can contribute up to $4,000 ($4,500 if age 50 or older). Contributions may be tax-deductible depending upon income level and participation in an employer-sponsored plan. Earnings are tax-deferred and must be included in income when received. Withdrawals may be subject to a 10% penalty if taken before age 59 1/2.

Roth IRA*
No age limit. Individual's ability to contribute is determined by modified Adjusted Gross Income (AGI) and filing status. Individuals filing single, earning less than $110,000 and married filing jointly, earning less than $160,000 are able to contribute.

Individuals can contribute up to $4,000 ($4,500 if age 50 or older). Contributions are not tax-deductible, but actual amounts contributed may generally be withdrawn at any time without tax or penalty. Earnings may be tax and penalty free if certain conditions are met.**

Employer-Sponsored Plans

Uni-K Plan*
A 401(k) plan designed specifically for any business that employs only owners and their spouses. Participants can make salary deferral contributions up to $14,000 per year ($18,000 if age 50 or older). In addition, each year the business may contribute up to 25% of pay for a maximum contribution amount of $42,000 ($46,000 if age 50 or older).

Uni-DB Plan
A full service defined benefit plan for successful professional business owners over age 45 with five or fewer employees. Annual employer contributions are required. The plan allows for the maximum deductible contribution. No specific contribution limits, but payments beginning at retirement age are limited to 100% of pay up to $170,000 and are determined by an actuary.

401(k) Plan*
Allows employees to make pre-tax contributions through payroll deduction, up to $14,000 ($18,000 if age 50 or older) per year. Employers' contributions are discretionary. The 401(k) offers companies maximum flexibility.


Most retirement plan withdrawals must meet specific conditions to avoid penalties. Employer sponsored plans withdrawals are restricted to certain events, such as termination, death or disability.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SIMPLE IRA Plan*
Designed for employers with 100 or fewer eligible employees. Employees can defer up to $10,000 ($12,000 if age 50 or older). Employer makes additional required contributions.

403(b) Plan*
Also known as a Tax-Sheltered Account (TSA), this plan lets employees of public schools, non-profit hospitals and other tax-exempt organizations make pre-tax contributions through payroll deduction. Individuals can generally defer up to $14,000 per year ($18,000 if age 50 or older).

SEP-IRA
Lets self-employed people and small-business owners make tax-deductible contributions of up to 25% of income, while maintaining complete contribution flexibility each year.

Profit Sharing Plan
Companies can decide each year whether - and how much - to contribute to participants, up to 25% of each participant's pay. Can include vesting schedules that are not available with a SEP-IRA.

Age-Based Profit Sharing Plan
Employer contributions are flexible, but are based on a formula using age and salary. Each year, a business can contribute up to 25% of the total eligible payroll.

 * Special Catch-Up Provisions are available to individuals age 50 and older to contribute additional amounts to their retirement accounts. Refer to IRS Publication 590 for additional information or call our Retirement Plans Information line at 1-800-622-0176.

** Qualified distributions may be withdrawn after 5 years and one of the following: attainment of age 59 1/2, disability or death.

Withdrawals of earnings or other taxable amounts are subject to income tax and, if made prior to age 59 1/2, may be subject to an additional 10% federal tax penalty.

Investing in mutual funds involves significant risks, for complete information on the specific risks associated with each fund, please see the appropriate fund's prospectus.

Please consider a fund's investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information about a fund and should be read carefully before you invest or send money. To obtain a prospectus and for other information on any Pioneer fund, contact your adviser, call 800-225-6292 or visit www.pioneerfunds.com.

Most retirement plan withdrawals must meet specific conditions to avoid penalties. Employer sponsored plans withdrawals are restricted to certain events, such as termination, death or disability.

--------------------------------------------------------------------------------
PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS
--------------------------------------------------------------------------------

Your investment professional can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-800-225-6292.

FactFone(SM)
This is our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. To utilize this service, call 1-800-225-4321. For specific account information, have your account number, fund number and your personal identification number (PIN) in hand. If this is your first time using FactFone, you will need to establish a PIN.

Visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers fund performance would be lower. Waivers may not be in effect for all funds and can be rescinded at any time. See the prospectus and financial statements for complete details.

90-Day Reinvestment Privilege (for Class A and Class B Shares)
This privilege enables you to reinvest all or a portion of the money you redeemed from your Pioneer account - without paying a sales charge - within 90 days from your redemption. Upon your request, the shares will be reinvested into your choice of any Class A fund with the same registration as the originating account. Please note that you will need to meet fund minimum requirements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Automatic Investment Plan
An easy and convenient way for you to invest on a regular basis. Pioneer will automatically draft a predetermined dollar amount, specified by you, from your bank account and purchase shares into your investments. Watch your investments grow using the dollar-cost averaging approach.

The use of a systematic investing program does not guarantee a profit or protect against a loss in declining markets. You should consider your financial ability to continue to invest through periods of low prices.

Payroll Investment Program (PIP)
This service enables you to fund your Pioneer investment directly through a payroll deduction. After completing Pioneer's authorization form, your employer will deduct a predetermined dollar amount from your paycheck to be invested at Pioneer.

Automatic Exchange Program
A systematic way to move money from one Pioneer fund to another over a period of time. Just choose the amounts and dates for Pioneer to sell shares from your original fund and use the proceeds to buy shares of the other funds you have chosen. To establish this service, simply complete a Pioneer Account Options form. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)

Systematic Withdrawal Plan (SWP)
This service allows you to establish automatic withdrawals from your account. You decide the frequency and the day of the month. Pioneer will send the proceeds by check to a designated address or electronically to your bank account. Simply complete a Pioneer Account Options form to begin this service.

Investing in mutual funds involves significant risks, for complete information on the specific risks associated with each fund, please see the appropriate fund's prospectus.

Please consider a fund's investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information about a fund and should be read carefully before you invest. To obtain a prospectus and for other information on any Pioneer fund, contact your adviser, call 1-800-225-6292 or visit www.pioneerfunds.com.

--------------------------------------------------------------------------------
THE PIONEER FAMILY OF MUTUAL FUNDS
--------------------------------------------------------------------------------

Please consider a fund's investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information about a fund and should be read carefully before you invest or send money. To obtain a prospectus and for other information on any Pioneer fund, contact your advisor, call 1-800-225-6292 or visit our web site at www.pioneerfunds.com.

U.S. Equity                             Pioneer Ibbotson Growth
Pioneer Fund                              Allocation Fund
Pioneer Balanced Fund                   Pioneer Ibbotson Aggressive
Pioneer Cullen Value Fund                 Allocation Fund
Pioneer Equity Income Fund              Pioneer Ibbotson Conservative
Pioneer Equity Opportunity Fund           Allocation Fund
Pioneer Growth Opportunities Fund
Pioneer Growth Shares                   International/Global Equity
Pioneer Mid Cap Growth Fund             Pioneer Emerging Markets Fund
Pioneer Mid Cap Value Fund              Pioneer Europe Select Equity Fund
Pioneer Oak Ridge Large Cap             Pioneer International Equity Fund
  Growth Fund                           Pioneer International Value Fund
Pioneer Oak Ridge Small Cap
  Growth Fund**                         Fixed Income
Pioneer AmPac Growth Fund(1)            Pioneer America Income Trust
Pioneer Small and Mid Cap               Pioneer Bond Fund
  Growth Fund(2)                        Pioneer California Tax Free
Pioneer Growth Leaders Fund(3)            Income Fund
Pioneer Strategic Growth Fund(4)        Pioneer Global High Yield Fund
Pioneer Real Estate Shares              Pioneer High Yield Fund
Pioneer Research Fund                   Pioneer Municipal Bond Fund
Pioneer Small Cap Value Fund            Pioneer Short Term Income Fund
Pioneer Small Company Fund              Pioneer Strategic Income Fund
Pioneer Value Fund                      Pioneer Tax Free Income Fund

Asset Allocation                        Money Market
Pioneer Ibbotson Moderate               Pioneer Cash Reserves Fund*
  Allocation Fund                       Pioneer Tax Free Money Market Fund



(1) Formerly Pioneer Papp America-Pacific Rim Fund
(2) Formerly Pioneer Papp Small and Mid Cap Growth Fund
(3) Formerly Pioneer Papp Stock Fund
(4) Formerly Pioneer Papp Strategic Growth Fund
* An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
** Effective May 26, 2005, Pioneer Oak Ridge Small Cap Growth Fund is generally closed to new investors. Purchases in the Fund will be limited to existing investors.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                           This page for your notes.

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Telecommunications Device for the Deaf (TDD)                      1-800-225-1997

Write to us:

PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                          1-800-225-4240

Our internet e-mail address                        ask.pioneer@pioneerinvest.com
(for general questions about Pioneer only)

Visit our web site:                                         www.pioneerfunds.com

 Please consider the Fund's investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information about the Fund and should be read carefully before you invest. To obtain a prospectus and for other information on any Pioneer fund, call 1-800-225-6292 or visit our web site www.pioneerfunds.com.

 The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                                   PIONEER
                                    -------
                                     AMPAC
                                     GROWTH
                                     FUND*


                                   Semiannual
                                     Report


                                    6/30/05



                                [LOGO]PIONEER
                                      Investments


*Formerly Pioneer Papp America-Pacific Rim Fund. Name change effective May 1, 2005.

Table of Contents
--------------------------------------------------------------------------------

Letter to Shareowners                                                         1

Portfolio Summary                                                             2

Prices and Distributions                                                      3

Performance Update                                                            4

Comparing Ongoing Fund Expenses                                               8

Portfolio Management Discussion                                              10

Schedule of Investments                                                      14

Financial Statements                                                         18

Notes to Financial Statements                                                26

Trustees, Officers and Service Providers                                     32

The Pioneer Family of Mutual Funds                                           33

Programs and Services for Pioneer Shareowners                                34

Pioneer AmPac Growth Fund
--------------------------------------------------------------------------------
LETTER TO SHAREOWNERS 6/30/05
--------------------------------------------------------------------------------

Dear Shareowner,
--------------------------------------------------------------------------------
The U.S. economy has expanded at an annualized rate of at least three percent for eight straight quarters, a feat it last achieved in the 1980s. Job conditions are strengthening as well: by mid-year, the unemployment rate had fallen to 5.0% for the first time since September 11, 2001. Retail sales trends
- apart from automobiles - were upbeat as sunnier employment prospects sent consumers to the malls. And with the economy expanding, corporate profits have been moving ahead smartly.

But equity investors were unconvinced by this evidence and instead brooded about the possibility of slowing growth later in the year. For one thing, expectations were for a moderating pace of profit growth. For another, the Federal Reserve Board has raised short-term interest rates nine times. And some areas of the economy are feeling the impact of record high energy prices. So investors were lukewarm toward stocks, with modest losses in the S&P 500 Stock Index and the Dow Jones Industrials the result. The technology-heavy NASDAQ Composite also slid, as did small-company stocks, as measured by the Russell 2000 Index. Value stocks, viewed as less vulnerable to declines in a less robust economy, held up better than growth.

Corporate bonds felt the sting of ratings downgrades in the automobile sector. Treasury issues fared better, as yields fell and prices rose among intermediate and longer-term issues, which were little affected by rising short-term rates. Low long-term yields may signal investor confidence that the Fed will succeed in dousing inflationary fires; they also brought more affordable mortgages, further boosting home construction. Municipal revenue bonds edged upward as healthier economic conditions bolstered tax collections.

The dollar's rebound positively affected foreign markets. Europe's stock markets performed better than business and political conditions might suggest, and Japan's market inched higher.

Pioneer's analysts believe that, although the rate of growth may slow, carefully selected, good quality stocks and bonds have the potential to deliver solid results. Our global investment experts are well positioned to discover what we believe are attractive opportunities in the world's markets.

Large or small? Bonds or stocks? Domestic or international?

Just what your mix of investments should be isn't a question to be taken lightly. Much of your long-term return will depend on the kinds of investments you own, not just the individual items in your portfolio. For an analysis of your holdings and some ideas to help bring your investments in line with your aspirations, talk to your financial professional.

Please consider a fund's investment objective, risks, charges and expenses carefully before investing. The prospectus contains this and other information about each fund and should be read carefully before you invest or send money. To obtain a prospectus and for other information on any Pioneer fund, contact your financial advisor, call 1-800-225-6292 or visit our web site at www.pioneerfunds.com.

Respectfully,

/s/ Osbert M. Hood

Osbert M. Hood
President
Pioneer Investment Management, Inc.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer AmPac Growth Fund
--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 6/30/05
--------------------------------------------------------------------------------

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

  [THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                               91.7%
Depositary Receipts for International Stocks                      4.3%
Temporary Cash Investment                                         4.0%


Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

  [THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Information Technology                                          29.6%
Health Care                                                     22.7%
Industrials                                                     17.0%
Consumer Staples                                                12.1%
Financials                                                      11.9%
Consumer Discretionary                                           4.4%
Energy                                                           2.3%

 10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

  1.  Wm. Wrigley Jr. Co.                                        5.48%
  2.  State Street Corp.                                         5.28
  3.  Stryker Corp.                                              5.20
  4.  General Electric Co.                                       5.08
  5.  Medtronic, Inc.                                            5.02
  6.  T. Rowe Price Associates, Inc.                             4.98
  7.  Emerson Electric Co.                                       4.67
  8.  Johnson & Johnson                                          4.53
  9.  Intel Corp.                                                4.47
 10.  WPP Group Plc (A.D.R.)                                     4.44

This list excludes temporary cash and derivative instruments. Portfolio holdings will vary for other periods.

Pioneer AmPac Growth Fund
--------------------------------------------------------------------------------
PRICES AND DISTRIBUTIONS
--------------------------------------------------------------------------------


Net Asset Value Per Share
--------------------------------------------------------------------------------

 Class            6/30/05        12/31/04
 -----            -------        --------
    A             $15.26         $15.97
    B             $15.14         $15.93
    C             $15.14         $15.92
    R             $15.04         $15.85

Distributions Per Share
--------------------------------------------------------------------------------

                          1/1/05 - 6/30/05
                          ----------------
                  Net
              Investment     Short-Term      Long-Term
 Class          Income     Capital Gains   Capital Gains
 -----          ------     -------------   -------------
    A             $ -            $ -            $ -
    B             $ -            $ -            $ -
    C             $ -            $ -            $ -
    R             $ -            $ -            $ -

--------------------------------------------------------------------------------
INDEX DEFINITIONS
--------------------------------------------------------------------------------

The Russell 1000 Growth Index measures the performance of large-cap U.S. growth stocks. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields, and higher forecasted growth values than the Value universe.

The index defined here pertains to the Value of $10,000 Investment charts shown on pages 4, 5, 6 and 7.

Pioneer AmPac Growth Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/05                                        CLASS A SHARES
--------------------------------------------------------------------------------


  Investment Returns
--------------------------------------------------------------------------------
  The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer AmPac Growth Fund at public offering price, compared to that of the Russell 1000 Growth Index.

----------------------------------------------------
Average Annual Total Returns
(As of June 30, 2005)
                            Net Asset      Public
                              Value       Offering
Period                        (NAV)      Price (POP)
 Life-of-Class
 (3/14/97)                    6.10%         5.35%
 5 Years                     -6.74         -7.84
 1 Year                      -4.70        -10.18
----------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                      Pioneer AmPac     Russell 1000
                      Growth Fund       Growth Index
                      -----------       ------------
3/97                      9425             10000
6/97                     11629             11891
                         13143             15622
6/99                     15788             19883
                         22521             24985
6/01                     16691             15947
                         14077             11723
6/03                     14077             12067
                         16670             14225
6/05                     15886             14466

  Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

  The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

  NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

  Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

  The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

  The performance of each class of the Fund from March 14, 1997 to February 20, 2004 is the performance of Papp America-Pacific Rim Fund's single class, which has been restated to reflect any applicable sales charges, Rule 12b-1 fees and service fees (but not other differences in expenses). This adjustment has the effect of reducing the previously reported performance of Papp America-Pacific Rim Fund. Pioneer AmPac Growth Fund was created through the reorganization of predecessor Papp funds on February 21, 2004.

Pioneer AmPac Growth Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/05                                        CLASS B SHARES
--------------------------------------------------------------------------------


  Investment Returns
--------------------------------------------------------------------------------
  The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer AmPac Growth Fund, compared to that of the Russell 1000 Growth Index.

---------------------------------------------------
Average Annual Total Returns
(As of June 30, 2005)
                               If            If
Period                        Held        Redeemed
 Life-of-Class
 (3/14/97)                    5.29%         5.29%
 5 Years                     -7.46         -7.46
 1 Year                      -5.55         -9.33

---------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                      Pioneer AmPac     Russell 1000
                      Growth Fund       Growth Index
                      -----------       ------------
3/97                     10000             10000
6/97                     12307             11891
                         13800             15622
6/99                     16451             19883
                         23288             24985
6/01                     17129             15947
                         14342             11723
6/03                     14228             12067
                         16733             14225
6/05                     15804             14466

  Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

  The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

  "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If redeemed" returns reflect the deduction of applicable contingent deferred sales charge
  (CSDC). Effective December 1, 2004, the period during which a CDSC is applied to withdrawals was shortened to 5 years. The maximum CDSC for class B shares continues to be 4%. For more complete information, please see the prospectus for details. Note: Shares purchased prior to December 1, 2004 remain subject to the CDSC in effect at the time you purchased those shares. For performance information for shares purchased prior to December 1, 2004, please visit www.pioneerfunds.com/bshares.

  All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

  Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

  The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

  The performance of each class of the Fund from March 14, 1997 to February 20, 2004 is the performance of Papp America-Pacific Rim Fund's single class, which has been restated to reflect any applicable sales charges, Rule 12b-1 fees and service fees (but not other differences in expenses). This adjustment has the effect of reducing the previously reported performance of Papp America-Pacific Rim Fund. Pioneer AmPac Growth Fund was created through the reorganization of predecessor Papp funds on February 21, 2004.

Pioneer AmPac Growth Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/05                                        CLASS C SHARES
--------------------------------------------------------------------------------


  Investment Returns
--------------------------------------------------------------------------------
  The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer AmPac Growth Fund, compared to that of the Russell 1000 Growth Index.

---------------------------------------------------
Average Annual Total Returns
(As of June 30, 2005)
                               If            If
Period                        Held        Redeemed
 Life-of-Class
 (3/14/97)                    5.29%         5.29%
 5 Years                     -7.46         -7.46
 1 Year                      -5.49         -5.49
---------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]


                     Pioneer AmPac      Russell 1000
                      Growth Fund       Growth Index
                      -----------       ------------
3/97                     10000             10000
6/97                     12307             11891
                         13800             15622
6/99                     16451             19883
                         23288             24985
6/01                     17129             15947
                         14342             11723
6/03                     14228             12067
                         16722             14225
6/05                     15804             14466

  Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

  The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

  Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

  Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

  The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

  The performance of each class of the Fund from March 14, 1997 to February 20, 2004 is the performance of Papp America-Pacific Rim Fund's single class, which has been restated to reflect any applicable sales charges, Rule 12b-1 fees and service fees (but not other differences in expenses). This adjustment has the effect of reducing the previously reported performance of Papp America-Pacific Rim Fund. Pioneer AmPac Growth Fund was created through the reorganization of predecessor Papp funds on February 21, 2004.

Pioneer AmPac Growth Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/05                                        CLASS R SHARES
--------------------------------------------------------------------------------


  Investment Returns
--------------------------------------------------------------------------------
  The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer AmPac Growth Fund, compared to that of the Russell 1000 Growth Index.

---------------------------------------------------
Average Annual Total Returns
(As of June 30, 2005)
                               If            If
Period                        Held        Redeemed
 Life-of-Class
 (3/14/97)                    5.43%         5.43%
 5 Years                     -7.42         -7.42
 1 Year                      -6.18         -6.18
---------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]


                     Pioneer AmPac      Russell 1000
                      Growth Fund       Growth Index
                      -----------       ------------
3/97                     10000             10000
6/97                     12317             11891
                         13847             15622
6/99                     16557             19883
                         23496             24985
6/01                     17322             15947
                         14538             11723
6/03                     14463             12067
                         17035             14225
6/05                     15983             14466

  Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

  The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

  The performance of Class R shares for the period prior to the commencement of operations of Class R shares on 4/1/03 is based on the performance of Class A shares, reduced to reflect the higher distribution and service fees of Class R shares. For the period after April 1, 2003, the actual performance of Class R shares is reflected, which performance may be influenced by the smaller asset size of Class R shares compared to Class A shares. The performance of Class R shares does not reflect the 1% CDSC that was in effect prior to July 1, 2004. Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

  Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

  The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

  The performance of each class of the Fund from March 14, 1997 to February 20, 2004 is the performance of Papp America-Pacific Rim Fund's single class, which has been restated to reflect any applicable sales charges, Rule 12b-1 fees and service fees (but not other differences in expenses). This adjustment has the effect of reducing the previously reported performance of Papp America-Pacific Rim Fund. Pioneer AmPac Growth Fund was created through the reorganization of predecessor Papp funds on February 21, 2004.

Pioneer AmPac Growth Fund

--------------------------------------------------------------------------------
COMPARING ONGOING FUND EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.  Divide your account value by $1,000
    Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer AmPac Growth Fund

Based on actual returns from January 1, 2005 through June 30, 2005

Share Class                           A              B              C              R
----------------------------------------------------------------------------------------
 Beginning Account Value          $1,000.00      $1,000.00      $1,000.00      $1,000.00
 On 1/1/05

 Ending Account Value             $  955.50      $  950.50      $  951.00      $  948.90
 On 6/30/05

 Expenses Paid During Period*     $    6.06      $   10.88      $   10.45      $   12.71

* Expenses are equal to the Fund's annualized expense ratio of 1.25%, 2.25%, 2.16% and 2.63% for Class A, Class B, Class C and Class R shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Pioneer AmPac Growth Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.


You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer AmPac Growth Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from January 1, 2005 through June 30, 2005

Share Class                           A              B              C              R
----------------------------------------------------------------------------------------
 Beginning Account Value          $1,000.00      $1,000.00      $1,000.00      $1,000.00
 On 1/1/05

 Ending Account Value             $1,018.60      $1,013.64      $1,014.08      $1,011.75
 On 6/30/05

 Expenses Paid During Period*     $    6.26      $   11.23      $   10.79      $   13.12

* Expenses are equal to the Fund's annualized expense ratio of 1.25%, 2.25%, 2.16% and 2.63% for Class A, Class B, Class C and Class R shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Pioneer AmPac Growth Fund

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/05
--------------------------------------------------------------------------------

U.S. stocks produced mixed results for the six months ended June 30, 2005 - the first half of Pioneer AmPac Growth Fund's fiscal year. Fears of higher interest rates and skyrocketing oil prices sparked inflation worries and tempered investors' appetite for risk. Cyclical, interest-rate sensitive and value-oriented companies prospered in this environment. However, as Rosellen Papp, a member of the Fund's management team, discusses in the following interview, out-of-favor growth stocks, such as those constituting your portfolio, have become quite attractive and may be poised for resurgence.

Q:  What contributed to such a difficult market environment for growth stocks?

A: The stock market absorbed a barrage of chilling economic data in the second quarter. Crude oil prices topped $60 a barrel, the Federal Reserve (the
    Fed) continued to raise short-term interest rates and corporate earnings growth cooled. In this climate, cyclical, commodity-based, and value-oriented companies did well - particularly oil companies. During the second quarter, the market reacted to continued dramatic increases in oil prices. The bond market came to believe that the Federal Reserve's continuing increases in the Fed funds rate might derail economic growth.

Q:  How did the Fund perform during the first half of fiscal 2005?

A: The Fund held some strong performers, but the overall trend was negative. For the semiannual period ended June 30, the Fund's Class A shares returned -4.45% at net asset value. In comparison, the Standard & Poor's 500 Index and the Russell 1000 Growth Index posted returns of -0.81% and -1.72%, respectively, for the same period. The Fund underperformed the -1.74% average return of the 679 Large-Capitalization Growth Funds tracked by Lipper, Inc. (Lipper Inc. is an independent firm that measures mutual fund performance.) Many of the Fund's peers blend growth and value styles of investing, while your portfolio invests solely in growth stocks.

    Call 1-800-225-6292 or visitwww.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

    The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Pioneer AmPac Growth Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    Within its large-company growth focus, the Fund's assets are concentrated in three broad business segments - technology, financial services and health care. Technology holdings, which are classic growth stocks, lagged in the wake of the weak economic data this spring and the perception that businesses are not upgrading into new technologies. With the Fed all but guaranteeing future interest rate hikes, albeit at a measured pace, many financial services stocks struggled. Furthermore, given the Fed's efforts to raise short-term interest rates, long-term interest rates have not increased as typically would be the case, producing a conundrum as Chairman Greenspan so aptly put it. Economists are not completely sure why long-term interest rates have fallen, but the low rates are keeping consumers spending, which is helping more interest-rate sensitive and cyclical stocks that the portfolio does not own. Finally, health care holdings, the third component of the portfolio, performed relatively well, particularly companies offering innovative ways to keep costs under control.

Q: Could you talk more specifically about the companies that had an impact on performance?

A: Certainly. One of the best performing stocks in the technology sector was Intel, a sizable holding in the Fund. Intel is benefiting from the popularity of lap top computers and the fact that 70% of its business comes from outside the United States. American Power Conversion, which manufactures battery packs for computers, also performed well. IBM was a disappointment, because management has been less than forthcoming about earnings expectations for the balance of 2005. Other technology holdings lagged, mainly out of lack of investor interest rather than from any company specific issue. However, technology remains an area of considerable focus for your Fund, because it is driving dramatic cost structure reductions, improving productivity and increasing the standard of living around the globe.

    Health care stocks were generally positive for the six months. Investors shunned these stocks for most of last year, but that has started to change. We think the primary reason is that the world's population is aging, which is driving demand for drugs, medical equipment and hospital care. As a diversified health care company, Johnson & Johnson is capitalizing on its exposure to both the pharmaceutical market as well as the device business, for which it sells knee and hip replacements. Similarly, Medtronic, another device maker, is enjoying strong sales from its pace maker and defibulator businesses. IMS Health, which sells marketing data to pharmaceutical companies, was also a strong performer. By surveying pharma-

Pioneer AmPac Growth Fund

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/05                              (continued)
--------------------------------------------------------------------------------

    cies for data by geographic and product markets, this research company is providing a valuable service to the industry and offers a unique way to invest in the burgeoning health care market. Finally, Pfizer, is recovering from a difficult year in 2004, when the sector was rocked by safety concerns about several competitors' blockbuster drugs. Pfizer's stock also benefited from an announcement that it was buying Vicuron Pharmaceuticals, a biotechnology company, which will help expand its product line.

    In the financial sector, the Fund's investments did not have a significant influence on performance one way or the other, with the exception of American International Group (AIG), which suffered in the wake of allegations of improper earnings reporting. New management was brought in to put AIG back on sound financial footing and ensure more accurate reporting. We are reassured by these developments and feel confident that the company should maintain its dominance in the insurance industry.

Q: Can you give some examples of holdings that were affected by higher oil prices?

A: Two companies that struggled as a result of the skyrocketing cost of fuel come to mind. Expeditors International of Washington, an international airfreight forwarding company with China-to-Europe and China-to-United States trade routes, has seen profit margins pinched as a result of higher gasoline prices. Investors are concerned that the company may not be able to pass the increased fuel costs onto customers. Given its terrific niche business, we're more optimistic and believe that Expeditors will continue to grow its business longer term. Similarly, the consumer products giant Colgate-Palmolive is experiencing higher packaging costs as a result of the increased cost of raw materials, such as petrochemicals used in the production of plastic bottles.

    On the other hand, the Fund's investments in Chevron are benefiting from the high demand for fuel. Chevron is one of the largest crude oil and liquid natural gas (LNG) producers in the Asian Rim. Given the staggering demand for energy in China, which is the second largest oil importer in the world, we think Chevron offers a low-risk approach to benefit from the economic growth in China as well as the energy sector.

Pioneer AmPac Growth Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Q:  Any notable purchases or sales?

A: We bought 3M Company, which we viewed as a buying opportunity when the stock experienced temporary weakness this spring. 3M has a strong medical and flat panel business in addition to its more widely known office supplies division. We sold investments in Hewlett-Packard during a period of strength this spring, when management changes were announced. We had concerns about its printer business and took this timely opportunity to liquidate the holding from the portfolio.

Q:  What is your outlook for 2005?

A: Although analysts generally agree that the Fed will continue to increase short-term interest rates, the pace of economic growth will determine how high they will go. Stronger growth and higher inflation will invite a more aggressive response, whereas more moderate growth and inflation may convince the Fed that it has raised rates far enough.

    With oil prices per barrel at such historic highs and no real fundamental change in supply/demand dynamics, we think the cost of oil is bound to fall at some point. Furthermore, a consensus is building among economists, with which we concur, that economic growth should remain relatively strong into 2006 - most likely in the 3% to 4% range. With our outlook for relatively tame inflation and strong corporate earnings, we think stocks appear undervalued, especially vis-a-vis bond, commodity and real estate investments. Within this scenario, we think high-quality growth stocks, such as those in your portfolio, are in a great position to benefit.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. The Fund invests in a limited number of securities and, as a result, the Fund's performance may be more volatile than the performance of Fund's holding more securities. Investing in the securities of U.S. issuers with substantial foreign activities involves many of the same risks as investing in the securities of foreign issuers.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is not guaran tee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer AmPac Growth Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/05 (unaudited)
--------------------------------------------------------------------------------

  Shares                                                                   Value
             COMMON STOCKS - 99.2%
             Energy - 2.3%
             Integrated Oil & Gas - 2.3%
   8,400     Chevron Corp.                                           $   469,728
                                                                     -----------
             Total Energy                                            $   469,728
                                                                     -----------
             Capital Goods - 13.2%
             Electrical Component & Equipment - 4.6%
  15,000     Emerson Electric Co.                                    $   939,450
                                                                     -----------
             Industrial Conglomerates - 8.6%
  29,500     General Electric Co.                                    $ 1,022,175
   9,800     3M Co.                                                      708,540
                                                                     -----------
                                                                     $ 1,730,715
                                                                     -----------
             Total Capital Goods                                     $ 2,670,165
                                                                     -----------
             Transportation - 3.7%
             Air Freight & Couriers - 3.7%
  15,000     Expeditors International of Washington, Inc.            $   747,150
                                                                     -----------
             Total Transportation                                    $   747,150
                                                                     -----------
             Media - 4.4%
             Advertising - 4.4%
  17,500     WPP Group Plc (A.D.R.)                                  $   893,375
                                                                     -----------
             Total Media                                             $   893,375
                                                                     -----------
             Food, Beverage & Tobacco - 5.4%
             Packaged Foods & Meats - 5.4%
  16,000     Wm. Wrigley Jr. Co.                                     $ 1,101,440
                                                                     -----------
             Total Food, Beverage & Tobacco                          $ 1,101,440
                                                                     -----------
             Household & Personal Products - 6.5%
             Household Products - 3.4%
  14,000     Colgate-Palmolive Co.                                   $   698,740
                                                                     -----------
             Personal Products - 3.1%
  16,000     Estee Lauder Co.                                        $   626,080
                                                                     -----------
             Total Household & Personal Products                     $ 1,324,820
                                                                     -----------

14  The accompanying notes are an integral part of these financial statements.

Pioneer AmPac Growth Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  Shares                                                                   Value
             Health Care Equipment & Services - 14.3%
             Health Care Equipment - 10.1%
  19,500     Medtronic, Inc.                                         $ 1,009,905
  22,000     Stryker Corp.                                             1,046,320
                                                                     -----------
                                                                     $ 2,056,225
                                                                     -----------
             Health Care Services - 4.2%
  34,000     IMS Health Inc. (b)                                     $   842,180
                                                                     -----------
             Total Health Care Equipment & Services                  $ 2,898,405
                                                                     -----------
             Pharmaceuticals & Biotechnology - 8.2%
             Pharmaceuticals - 8.2%
  14,000     Johnson & Johnson                                       $   910,000
  27,500     Pfizer, Inc.                                                758,450
                                                                     -----------
                                                                     $ 1,668,450
                                                                     -----------
             Total Pharmaceuticals & Biotechnology                   $ 1,668,450
                                                                     -----------
             Diversified Financials - 10.2%
             Asset Management & Custody Banks - 10.2%
  22,000     State Street Corp.                                      $ 1,061,500
  16,000     T. Rowe Price Associates, Inc.                            1,001,600
                                                                     -----------
                                                                     $ 2,063,100
                                                                     -----------
             Total Diversified Financials                            $ 2,063,100
                                                                     -----------
             Insurance - 1.6%
             Multi-Line Insurance - 1.6%
   5,500     American International Group, Inc.                      $   319,550
                                                                     -----------
             Total Insurance                                         $   319,550
                                                                     -----------
             Software & Services - 4.3%
             Systems Software - 4.3%
  35,000     Microsoft Corp.                                         $   869,400
                                                                     -----------
             Total Software & Services                               $   869,400
                                                                     -----------
             Technology Hardware & Equipment - 12.7%
             Communications Equipment - 3.4%
  36,000     Cisco Systems, Inc.*                                    $   687,960
                                                                     -----------
             Computer Hardware - 2.8%
   7,500     IBM Corp.                                               $   556,500
                                                                     -----------

 The accompanying notes are an integral part of these financial statements.   15

Pioneer AmPac Growth Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/05 (unaudited)                          (continued)
--------------------------------------------------------------------------------

  Shares                                                                   Value
             Computer Storage & Peripherals - 1.7%
 25,500      EMC Corp.*                                              $   349,605
                                                                     -----------
             Electronic Equipment & Instruments - 2.1%
 20,500      National Instruments Corp.                              $   434,600
                                                                     -----------
             Electronic Manufacturing Services - 2.7%
 23,000      Molex, Inc.                                             $   540,040
                                                                     -----------
             Total Technology Hardware & Equipment                   $ 2,568,705
                                                                     -----------
             Semiconductors - 12.4%
             Semiconductor Equipment - 1.9%
 23,400      Applied Materials, Inc.                                 $   378,612
                                                                     -----------
             Semiconductors - 10.5%
 34,500      Intel Corp.                                             $   899,070
 15,000      Linear Technology Corp.                                     550,350
 23,000      Microchip Technology                                        681,260
                                                                     -----------
                                                                     $ 2,130,680
                                                                     -----------
             Total Semiconductors                                    $ 2,509,292
                                                                     -----------
             TOTAL COMMON STOCKS
             (Cost $17,327,655)                                      $20,103,580
                                                                     -----------
             TEMPORARY CASH INVESTMENT - 4.1%
839,800      Security Lending Investment Fund, 3.29%                 $   839,800
                                                                     -----------
             TOTAL TEMPORARY CASH INVESTMENT
             (Cost $839,800)                                         $   839,800
                                                                     -----------
             TOTAL INVESTMENT IN SECURITIES - 103.3%
             (Cost $18,167,455) (a)                                  $20,943,380
                                                                     -----------
             OTHER ASSETS AND LIABILITIES - (3.3)%                   $  (671,618)
                                                                     -----------
             TOTAL NET ASSETS - 100.0%                               $20,271,762
                                                                     ===========

16  The accompanying notes are an integral part of these financial statements.

Pioneer AmPac Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(A.D.R.)  American Depositary Receipt


*         Non-income producing security

(a) At June 30, 2005, the net unrealized gain on investments based on cost for federal income tax purposes of $18,167,455 was as follows:

          Aggregate gross unrealized gain for all investments in which
          there is an excess of value over tax cost                        $ 3,686,069

          Aggregate gross unrealized loss for all investments in which
          there is an excess of tax cost over value                           (910,144)
                                                                           -----------
          Net unrealized gain                                              $ 2,775,925
                                                                           ===========

(b)       At June 30, 2005, the following security was out on loan:

                                                                               Market
          Shares                           Security                            Value
          32,300         IMS Health Inc.                                      $800,071
                                                                              --------
                         Total                                                $800,071
                                                                              ========

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2005 aggregated $1,357,037 and $2,909,350, respectively.


 The accompanying notes are an integral part of these financial statements.   17

Pioneer AmPac Growth Fund

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/05 (unaudited)
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities (including securities loaned of
    $800,071) (cost $18,167,455)                               $20,943,380
  Cash                                                             334,111
  Receivables -
    Fund shares sold                                                   432
    Dividends and interest                                          24,828
    Due from Pioneer Investment Management, Inc.                     6,768
  Other                                                                521
                                                               -----------
     Total assets                                              $21,310,040
                                                               -----------
LIABILITIES:
  Payables -
    Fund shares repurchased                                    $   139,687
    Upon return of securities loaned                               839,800
  Due to affiliates                                                  7,367
  Accrued expenses                                                  51,425
                                                               -----------
     Total liabilities                                         $ 1,038,279
                                                               -----------
NET ASSETS:
  Paid-in capital                                              $17,832,188
  Accumulated net investment loss                                  (11,755)
  Accumulated net realized loss on investments                    (324,597)
  Net unrealized gain on investments                             2,775,925
                                                               -----------
     Total net assets                                          $20,271,761
                                                               ===========
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $16,370,392/1,072,604 shares)              $     15.26
                                                               ===========
  Class B (based on $1,122,623/74,127 shares)                  $     15.14
                                                               ===========
  Class C (based on $2,760,429/182,307 shares)                 $     15.14
                                                               ===========
  Class R (based on $18,317/1,218 shares)                      $     15.04
                                                               ===========
MAXIMUM OFFERING PRICE:
  Class A ($15.26 [divided by] 94.25%)                         $     16.19
                                                               ===========



18  The accompanying notes are an integral part of these financial statements.

Pioneer AmPac Growth Fund

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (unaudited)
--------------------------------------------------------------------------------
For the Six Months Ended 6/30/05

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $884)        $133,827
  Interest                                                    3,107
                                                           --------
     Total investment income                                             $   136,934
                                                                         -----------
EXPENSES:
  Management fees                                          $ 79,951
  Transfer agent fees and expenses
    Class A                                                  15,907
    Class B                                                   2,453
    Class C                                                   4,974
    Class R                                                     116
  Distribution fees
    Class A                                                  21,594
    Class B                                                   5,630
    Class C                                                  14,495
    Class R                                                      44
  Administrative reimbursements                               9,326
  Custodian fees                                              5,617
  Registration fees                                          50,527
  Professional fees                                          27,398
  Printing expense                                           16,351
  Fees and expenses of nonaffiliated trustees                 4,152
  Miscellaneous                                               5,299
                                                           --------
     Total expenses                                                      $   263,834
                                                                         -----------
     Less management fees waived and
       expenses reimbursed by Pioneer
       Investment Management, Inc.                                       $  (111,417)
     Less fees paid indirectly                                                  (400)
                                                                         -----------
     Net expenses                                                        $   152,017
                                                                         -----------
       Net investment loss                                               $   (15,083)
                                                                         -----------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
  Net realized gain on investments                                       $   175,314
  Change in net unrealized gain on investments                            (1,176,693)
                                                                         -----------
    Net loss on investments                                              $(1,001,379)
                                                                         -----------
    Net decrease in net assets resulting from operations                 $(1,016,462)
                                                                         ===========



 The accompanying notes are an integral part of these financial statements.   19

Pioneer AmPac Growth Fund
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Six Months Ended 6/30/05 and the Year Ended 12/31/04


                                                            Six Months
                                                              Ended
                                                             6/30/05          Year Ended
                                                           (unaudited)         12/31/04
FROM OPERATIONS:
Net investment income (loss)                              $   (15,083)      $    69,891
Net realized gain on investments                              175,314            14,361
Change in net unrealized gain on investments               (1,176,693)          195,503
                                                          -----------       -----------
    Net increase (decrease) in net assets resulting
     from operations                                      $(1,016,462)      $   279,755
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
    Class A ($0.00 and $0.06 per share, respectively)               -           (66,563)
                                                          -----------       -----------
     Total distributions to shareowners                   $         -       $   (66,563)
                                                          -----------       -----------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                          $ 2,285,096       $15,153,340
Reinvestment of distributions                                       -            54,060
Cost of shares repurchased                                 (4,129,579)       (4,509,754)
                                                          -----------       -----------
    Net increase (decrease) in net assets resulting
     from Fund share transactions                         $(1,844,483)      $10,697,646
                                                          -----------       -----------
    Net increase (decrease) in net assets                 $(2,860,945)      $10,910,838
NET ASSETS:
Beginning of period                                        23,132,706        12,221,868
                                                          -----------       -----------
End of period (including accumulated undistributed net
  investment income (loss) of ($11,755) and $3,328,
  respectively)                                           $20,271,761       $23,132,706
                                                          ===========       ===========


20  The accompanying notes are an integral part of these financial statements.

Pioneer AmPac Growth Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                   '05 Shares     '05 Amount   '04 Shares    '04 Amount
                                  (unaudited)    (unaudited)
CLASS A
Shares sold                          97,032    $  1,510,075      684,917    $ 10,774,867
Reinvestment of distributions             -               -        3,402          54,060
Less shares repurchased            (216,567)     (3,370,854)    (266,540)     (4,130,634)
                                   --------    ------------     --------    ------------
    Net increase (decrease)        (119,535)   $ (1,860,779)     421,779    $  6,698,293
                                   ========    ============      =======    ============
CLASS B
Shares sold                          12,768    $    199,363       85,039    $  1,326,121
Less shares repurchased             (12,507)       (193,369)     (11,173)       (171,707)
                                   --------    ------------     --------    ------------
    Net increase                        261    $      5,994       73,866    $  1,154,414
                                   ========    ============      =======    ============
CLASS C
Shares sold                          36,393    $    565,010      196,007    $  3,043,674
Less shares repurchased             (36,600)       (565,356)     (13,493)       (206,837)
                                   --------    ------------     --------    ------------
    Net increase (decrease)            (207)   $       (346)     182,514    $  2,836,837
                                   ========    ============      =======    ============
CLASS R
Shares sold                             686    $     10,648          570    $      8,678
Less shares repurchased                   -               -          (38)           (576)
                                   --------    ------------     --------    ------------
    Net increase                        686    $     10,648          532    $      8,102
                                   ========    ============      =======    ============


 The accompanying notes are an integral part of these financial statements.   21

Pioneer AmPac Growth Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                  Six Months
                                                                    Ended
                                                                    6/30/05      Year Ended
                                                                  (unaudited)     12/31/04
CLASS A
Net asset value, beginning of period                              $   15.97       $ 15.87
                                                                  ---------       -------
Increase (decrease) from investment operations:
 Net investment income (loss)                                     $       -       $  0.06
 Net realized and unrealized gain (loss) on investments               (0.71)         0.10
                                                                  ---------       -------
   Net increase (decrease) from investment operations             $   (0.71)      $  0.16
Distributions to shareowners:
 Net investment income                                                    -         (0.06)
 Net realized gain                                                        -             -
                                                                  ---------       -------
Net increase (decrease) in net asset value                        $   (0.71)      $  0.10
                                                                  ---------       -------
Net asset value, end of period                                    $   15.26       $ 15.97
                                                                  =========       =======
Total return*                                                         (4.45)%        0.99%
Ratio of net expenses to average net assets(+)                         1.25%**       1.25%
Ratio of net investment income (loss) to average net assets(+)         0.03%**       0.43%
Portfolio turnover rate                                                  13%**         11%
Net assets, end of period (in thousands)                          $  16,370       $19,042
Ratios with no waiver of management fees and assumption of
expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                          2.29%**       2.22%
 Net investment loss                                                  (1.01)%**     (0.54)%
Ratios with waiver of management fees and assumption of
expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                          1.25%**       1.25%
 Net investment income (loss)                                          0.03%**       0.43%

                                                                   Year Ended   Year Ended    Year Ended     Year Ended
                                                                    12/31/03     12/31/02      12/31/01       12/31/00
CLASS A
Net asset value, beginning of period                                $ 12.38     $   15.51     $   18.07       $ 19.44
                                                                    -------     ---------     ---------       -------
Increase (decrease) from investment operations:
 Net investment income (loss)                                       $ (0.11)    $   (0.08)    $   (0.08)      $ (0.09)
 Net realized and unrealized gain (loss) on investments                3.60         (3.05)        (2.44)         0.53
                                                                    -------     ---------     ---------       -------
   Net increase (decrease) from investment operations               $  3.49     $   (3.13)    $   (2.52)      $  0.44
Distributions to shareowners:
 Net investment income                                                    -             -             -             -
 Net realized gain                                                        -             -         (0.04)        (1.81)
                                                                    -------     ---------     ---------       -------
Net increase (decrease) in net asset value                          $  3.49     $   (3.13)    $   (2.56)      $ (1.37)
                                                                    -------     ---------     ---------       -------
Net asset value, end of period                                      $ 15.87     $   12.38     $   15.51       $ 18.07
                                                                    =======     =========     =========       =======
Total return*                                                         28.19%       (20.18)%      (13.94)%        0.90%
Ratio of net expenses to average net assets(+)                         1.25%         1.25%         1.25%         1.25%
Ratio of net investment income (loss) to average net assets(+)        (0.20)%       (0.38)%       (0.49)%       (0.62)%
Portfolio turnover rate                                                  15%            8%            7%           28%
Net assets, end of period (in thousands)                            $12,222     $  11,108     $  14,651       $17,637
Ratios with no waiver of management fees and assumption of
expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                          1.56%         1.52%         1.40%         1.32%
 Net investment loss                                                  (0.51)%       (0.65)%       (0.64)%       (0.69)%
Ratios with waiver of management fees and assumption of
expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                          1.25%         1.25%         1.25%         1.25%
 Net investment income (loss)                                         (0.20)%       (0.38)%       (0.49)%       (0.62)%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized
+  Ratios with no reduction for fees paid indirectly.


22  The accompanying notes are an integral part of these financial statements.

Pioneer AmPac Growth Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                          Six Months
                                                             Ended
                                                            6/30/05           2/21/04 to
                                                          (unaudited)          12/31/04
CLASS B
Net asset value, beginning of period                       $  15.93           $   16.32
                                                           --------           ---------
Decrease from investment operations:
  Net investment loss                                      $  (0.08)          $   (0.01)
  Net realized and unrealized loss on investments             (0.71)              (0.38)
                                                           --------           ---------
     Net decrease from investment operations               $  (0.79)          $   (0.39)
                                                           --------           ---------
Net decrease in net asset value                            $  (0.79)          $   (0.39)
                                                           --------           ---------
Net asset value, end of period                             $  15.14           $   15.93
                                                           ========           =========
Total return*                                                 (4.96)%             (2.39)%(a)
Ratio of net expenses to average net assets(+)                 2.25%**             2.08%**
Ratio of net investment loss to average net assets(+)         (0.96)%**           (0.07)%**
Portfolio turnover rate                                          13%**               11%
Net assets, end of period (in thousands)                   $  1,123           $   1,177
Ratios with no waiver of management fees and
  assumption of expenses by PIM and no reduction
  for fees paid indirectly:
  Net expenses                                                 3.30%**             3.14%**
  Net investment loss                                         (2.01)%**           (1.14)%**
Ratios with waiver of management fees and
  assumption of expenses by PIM and reduction for
  fees paid indirectly:
  Net expenses                                                 2.25%**             2.08%**
  Net investment loss                                         (0.96)%**           (0.07)%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized
+   Ratios with no reduction for fees paid indirectly.
(a) Not Annualized


 The accompanying notes are an integral part of these financial statements.   23

Pioneer AmPac Growth Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                        Six Months
                                                           Ended
                                                          6/30/05           2/21/04 to
                                                        (unaudited)          12/31/04
CLASS C
Net asset value, beginning of period                     $  15.92           $   16.32
                                                         --------           ---------
Decrease from investment operations:
  Net investment income (loss)                           $  (0.07)          $    0.01
  Net realized and unrealized loss on investments           (0.71)              (0.41)
                                                         --------           ---------
     Net decrease from investment operations             $  (0.78)          $   (0.40)
                                                         --------           ---------
Net decrease in net asset value                          $  (0.78)          $   (0.40)
                                                         --------           ---------
Net asset value, end of period                           $  15.14           $   15.92
                                                         ========           =========
Total return*                                               (4.90)%             (2.45)%(a)
Ratio of net expenses to average net assets(+)               2.16%**             2.12%**
Ratio of net investment income (loss) to average
  net assets(+)                                             (0.87)%**            0.14%**
Portfolio turnover rate                                        13%**               11%
Net assets, end of period (in thousands)                 $  2,760           $   2,905
Ratios with no waiver of management fees and
  assumption of expenses by PIM and no reduction
  for fees paid indirectly:
  Net expenses                                               3.21%**             3.16%**
  Net investment loss                                       (1.92)%**           (0.89)%**
Ratios with waiver of management fees and
  assumption of expenses by PIM and reduction
  for fees paid indirectly:
  Net expenses                                               2.16%**             2.12%**
  Net investment income (loss)                              (0.87)%**            0.14%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
+   Ratios with no reduction for fees paid indirectly.
(a) Not Annualized


24  The accompanying notes are an integral part of these financial statements.

Pioneer AmPac Growth Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                          Six Months
                                                             Ended
                                                            6/30/05           2/21/04 to
                                                          (unaudited)          12/31/04
CLASS R
Net asset value, beginning of period                       $  15.85           $   16.32
                                                           --------           ---------
Decrease from investment operations:
  Net investment loss                                      $  (0.09)          $   (0.03)
  Net realized and unrealized loss on investments             (0.72)              (0.44)
                                                           --------           ---------
     Net decrease from investment operations               $  (0.81)          $   (0.47)
                                                           --------           ---------
Net decrease in net asset value                            $  (0.81)          $   (0.47)
                                                           --------           ---------
Net asset value, end of period                             $  15.04           $   15.85
                                                           ========           =========
Total return*                                                 (5.11)%             (2.88)%(a)
Ratio of net expenses to average net assets(+)                 2.66%**             2.84%**
Ratio of net investment loss to average net assets(+)         (1.33)%**           (0.51)%**
Portfolio turnover rate                                          13%**               11%
Net assets, end of period (in thousands)                   $     18           $       8
Ratios with no waiver of management fees and
  assumption of expenses by PIM and no reduction
  for fees paid indirectly:
  Net expenses                                                 3.71%**             3.86%**
  Net investment loss                                         (2.38)%**           (1.53)%**
Ratios with waiver of management fees and
  assumption of expenses by PIM and reduction
  for fees paid indirectly:
  Net expenses                                                 2.63%**             2.84%**
  Net investment loss                                         (1.30)%**           (0.51)%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
+   Ratios with no reduction for fees paid indirectly.
(a) Not Annualized.


 The accompanying notes are an integral part of these financial statements.   25

Pioneer AmPac Growth Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/05 (unaudited)
--------------------------------------------------------------------------------

1.  Organization and Significant Accounting Policies
Pioneer AmPac Growth Fund (the Fund) (formerly Pioneer Papp America-Pacific Rim
Fund), is one of eight series of portfolios comprising Pioneer Series Trust II, a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund, which commenced operations on February 20, 2004, is the successor to the Papp America- Pacific Rim Fund, Inc. Papp America-Pacific Rim Fund transferred all of its net assets in exchange for the Fund's Class A shares in a one-to-one exchange ratio on February 20, 2004 pursuant to an agreement and plan of reorganization (the "reorganization" which was approved by the shareholders of Papp America-Pacific Rim Fund on February 20, 2004). The Fund had no assets or liabilities prior to the reorganization. Accordingly, the reorganization, which was a tax-free exchange, had no effect on the Fund's operations. The investment objective of the Fund is to seek long-term growth.

The Fund offers four classes of shares - Class A, Class B, Class C, and Class R shares. Class B, Class C, and Class R shares were first publicly offered on February 23, 2004. Each class of shares represents an interest in the same portfolio of investments of the Fund and has equal rights to voting, redemptions, dividends and liquidation, except that the level of transfer agent and distribution fees may differ among classes. Class A, Class B, Class C, and Class R shareowners have exclusive voting rights with respect to the distribution plan for each class.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting year. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry.

Pioneer AmPac Growth Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Fund also may use the fair value of a security, including a non-U.S. security, when the closing market price on the principal exchange where the security is traded no longer reflects the value of the security. At June 30, 2005 there were no securities fair valued. Temporary cash investments are valued at amortized cost.

    Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in exercise of reasonable diligence. Dividend and interest income is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B. Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

    The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's

Pioneer AmPac Growth Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/05 (unaudited)                    (continued)
--------------------------------------------------------------------------------

    distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

    The tax character of current year distributions paid will be determined at the end of the current fiscal year. The tax character of distributions paid during the year ended December 31, 2004 was as follows:

--------------------------------------------------------------------------------
                                                                          2004
--------------------------------------------------------------------------------
  Distributions paid from:
  Ordinary income                                                        $66,563
  Long-term capital gain                                                       -
                                                                         -------
   Total                                                                 $66,563
                                                                         =======
--------------------------------------------------------------------------------

    The following shows the components of distributable earnings on a federal income tax basis at December 31, 2004:

--------------------------------------------------------------------------------
                                                                         2004
--------------------------------------------------------------------------------
  Undistributed ordinary income                                       $    3,328
  Capital loss carryforward                                             (499,911)
  Unrealized appreciation                                              3,952,618
                                                                      ----------
   Total                                                              $3,456,035
                                                                      ==========
--------------------------------------------------------------------------------

C.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), earned approximately $2,155 in underwriting commissions on the sale of Class A shares during the period ended June 30, 2005.

D.  Class Allocations

    Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, Class C, and Class R shares of the Fund, respectively. (see Note 4) Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc.

Pioneer AmPac Growth Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

    Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, on the same day, and in the same amount, except that Class A, Class B, Class C, and Class R shares bear different transfer agent and distribution fees.

2.  Management Agreement
Pioneer Investment Management, Inc. (PIM), a wholly owned indirect subsidiary of UniCredito Italiano, manages the Fund's portfolio. PIM receives a basic fee that is calculated at the annual rate of 0.75% of the Fund's average daily net assets up to $1 billion; and 0.70% of the excess over $1 billion.

PIM and not the Fund pays a portion of the fee it receives from the Fund to L. Roy Papp & Associates LLP (Papp) as compensation for its sub advisory services to the Fund.

Prior to the reorganization, AmPac Growth Fund, Inc. was advised by Papp, which received an annual fee equal to 1.0% of the Fund's net assets.

Through December 31, 2006, PIM has agreed not to impose all or a portion of its management fee and to assume other operating expenses of the Fund to the extent necessary to limit expenses to 1.25% of average daily net assets attributable to Class A; the portion of the Fund-wide expenses attributable to Class B, Class C and Class R shares will be reduced only to the extent that such expenses are reduced for Class A shares.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. On June 30, 2005, $76 was payable to PIM related to management fees, administrative costs and certain others services, and is included in due to affiliates.

Pioneer AmPac Growth Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/05 (unaudited)                    (continued)
--------------------------------------------------------------------------------

3.  Transfer Agent
Since the reorganization, PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $7,056 in transfer agent fees payable to PIMSS at June 30, 2005. Prior to the Reorganization Papp was the Transfer and Shareholder Servicing agent.

4.  Distribution and Service Plans
Effective February 20, 2004 the Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan, Class C Plan and Class R Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Pursuant to the Class R Plan, the Fund pays PFD 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in due to affiliates is $235 in distribution fees payable to PFD at June 30, 2005. The Fund also has adopted a separate service plan for Class R shares (Service
Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). Effective February 1, 2004, a CDSC of 1.00% may be imposed on certain net asset value purchases of Class A shares that are redeemed within 18 months of purchase (12 months for shares purchased prior to February 1, 2004). Effective December 1, 2004, Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased prior to

Pioneer AmPac Growth Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

December 1, 2004, remain subject to the CDSC in effect at the time those shares were purchased. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Redemptions of Class R shares within 18 months of purchase were subject to a CDSC of 1.00%. Effective July 1, 2004, the CDSC on Class R Shares was eliminated. Proceeds from the CDSCs are paid to PFD. For the six months ended June 30, 2005, CDSCs in the amount of $2,950 were paid to PFD.


5.  Expense Offset Arrangements
The Fund has entered into certain expense offset arrangements with PIMSS resulting in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the six months ended June 30, 2005, the Fund's expenses were reduced by $400 under such arrangements.

Pioneer AmPac Growth Fund

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------


Trustees
John F. Cogan, Jr., Chairman
David R. Bock
Mary K. Bush
Margaret B.W. Graham
Osbert M. Hood
Marguerite A. Piret
Stephen K. West
John Winthrop

Officers
John F. Cogan, Jr., President
Osbert M. Hood, Executive
  Vice President
Vincent Nave, Treasurer
Dorothy E. Bourassa, Secretary


Investment Adviser and Administrator
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Wilmer Cutler Pickering Hale and Dorr LLP


Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.


Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerfunds.com. This information is also available on our web site at www.pioneerfunds.com and on the Securities and Exchange Commission's web site at http://www.sec.gov.

--------------------------------------------------------------------------------
THE PIONEER FAMILY OF MUTUAL FUNDS
--------------------------------------------------------------------------------

Please consider a fund's investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information about a fund and should be read carefully before you invest or send money. To obtain a prospectus and for other information on any Pioneer fund, contact your advisor, call 1-800-225-6292 or visit our web site at www.pioneerfunds.com.


U.S. Equity
Pioneer Fund
Pioneer Balanced Fund
Pioneer Cullen Value Fund
Pioneer Equity Income Fund
Pioneer Equity Opportunity Fund
Pioneer Growth Opportunities Fund
Pioneer Growth Shares
Pioneer Mid Cap Growth Fund
Pioneer Mid Cap Value Fund
Pioneer Oak Ridge Large Cap Growth Fund
Pioneer Oak Ridge Small Cap Growth Fund**
Pioneer AmPac Growth Fund(1)
Pioneer Small and Mid Cap Growth Fund(2)
Pioneer Growth Leaders Fund(3)
Pioneer Strategic Growth Fund(4)
Pioneer Real Estate Shares
Pioneer Research Fund
Pioneer Small Cap Value Fund
Pioneer Small Company Fund
Pioneer Value Fund


Asset Allocation
Pioneer Ibbotson Moderate Allocation Fund
Pioneer Ibbotson Growth Allocation Fund
Pioneer Ibbotson Aggressive Allocation Fund
Pioneer Ibbotson Conservative Allocation Fund


International/Global Equity
Pioneer Emerging Markets Fund
Pioneer Europe Select Equity Fund
Pioneer International Equity Fund
Pioneer International Value Fund


Fixed Income
Pioneer America Income Trust
Pioneer Bond Fund
Pioneer California Tax Free Income Fund
Pioneer Global High Yield Fund
Pioneer High Yield Fund
Pioneer Municipal Bond Fund
Pioneer Short Term Income Fund
Pioneer Strategic Income Fund
Pioneer Tax Free Income Fund


Money Market
Pioneer Cash Reserves Fund*
Pioneer Tax Free Money Market Fund

(1) Formerly Pioneer Papp America-Pacific Rim Fund
(2) Formerly Pioneer Papp Small and Mid Cap Growth Fund
(3) Formerly Pioneer Papp Stock Fund
(4) Formerly Pioneer Papp Strategic Growth Fund
* An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
** Effective May 26, 2005, Pioneer Oak Ridge Small Cap Growth Fund is generally closed to new investors. Purchases in the Fund will be limited to existing investors.

--------------------------------------------------------------------------------
PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS
--------------------------------------------------------------------------------

Your investment professional can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-800-225-6292.

FactFone(SM)
This is our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. To utilize this service, call 1-800-225-4321. For specific account information, have your account number, fund number and your personal identification number (PIN) in hand. If this is your first time using FactFone, you will need to establish a PIN.

Visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers fund performance would be lower. Waivers may not be in effect for all funds and can be rescinded at any time. See the prospectus and financial statements for complete details.

90-Day Reinvestment Privilege (for Class A and Class B Shares)
This privilege enables you to reinvest all or a portion of the money you redeemed from your Pioneer account - without paying a sales charge - within 90 days from your redemption. Upon your request, the shares will be reinvested into your choice of any Class A fund with the same registration as the originating account. Please note that you will need to meet fund minimum requirements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Automatic Investment Plan
An easy and convenient way for you to invest on a regular basis. Pioneer will automatically draft a predetermined dollar amount, specified by you, from your bank account and purchase shares into your investments. Watch your investments grow using the dollar-cost averaging approach.

The use of a systematic investing program does not guarantee a profit or protect against a loss in declining markets. You should consider your financial ability to continue to invest through periods of low prices.

Payroll Investment Program (PIP)
This service enables you to fund your Pioneer investment directly through a payroll deduction. After completing Pioneer's authorization form, your employer will deduct a predetermined dollar amount from your paycheck to be invested at Pioneer.

Automatic Exchange Program
A systematic way to move money from one Pioneer fund to another over a period of time. Just choose the amounts and dates for Pioneer to sell shares from your original fund and use the proceeds to buy shares of the other funds you have chosen. To establish this service, simply complete a Pioneer Account Options form. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)

Systematic Withdrawal Plan (SWP)
This service allows you to establish automatic withdrawals from your account. You decide the frequency and the day of the month. Pioneer will send the proceeds by check to a designated address or electronically to your bank account. Simply complete a Pioneer Account Options form to begin this service.

Investing in mutual funds involves significant risks, for complete information on the specific risks associated with each fund, please see the appropriate fund's prospectus.

Please consider a fund's investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information about a fund and should be read carefully before you invest. To obtain a prospectus and for other information on any Pioneer fund, contact your adviser, call 1-800-225-6292 or visit www.pioneerfunds.com.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                           This page for your notes.

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Telecommunications Device for the Deaf (TDD)                      1-800-225-1997

Write to us:

PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                        ask.pioneer@pioneerinvest.com
(for general questions about Pioneer only)


Visit our web site:                                         www.pioneerfunds.com


Please consider the Fund's investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information about the Fund and should be read carefully before you invest. To obtain a prospectus and for other information on any Pioneer fund, call 1-800-225-6292 or visit our web site www.pioneerfunds.com.

The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.




                                     PIONEER
                             -----------------------
                                 GROWTH LEADERS
                                      FUND*

                                   Semiannual
                                     Report

                                     6/30/05

                                 [LOGO] PIONEER
                                        Investments(R)

*Formerly Pioneer Papp Stock Fund. Name change effective May 1, 2005.

Table of Contents
--------------------------------------------------------------------------------

Letter to Shareowners                                     1

Portfolio Summary                                         2

Prices and Distributions                                  3

Performance Update                                        4

Comparing Ongoing Fund Expenses                           8

Portfolio Management Discussion                          10

Schedule of Investments                                  13

Financial Statements                                     16

Notes to Financial Statements                            24

Trustees, Officers and Service Providers                 30

The Pioneer Family of Mutual Funds                       31

Pioneer Growth Leaders Fund

--------------------------------------------------------------------------------
LETTER TO SHAREOWNERS 6/30/05
--------------------------------------------------------------------------------

Dear Shareowner,
--------------------------------------------------------------------------------

The U.S. economy has expanded at an annualized rate of at least three percent for eight straight quarters, a feat it last achieved in the 1980s. Job conditions are strengthening as well: by mid-year, the unemployment rate had fallen to 5.0% for the first time since September 11, 2001. Retail sales trends
- apart from automobiles - were upbeat as sunnier employment prospects sent consumers to the malls. And with the economy expanding, corporate profits have been moving ahead smartly.

But equity investors were unconvinced by this evidence and instead brooded about the possibility of slowing growth later in the year. For one thing, expectations were for a moderating pace of profit growth. For another, the Federal Reserve Board has raised short-term interest rates nine times. And some areas of the economy are feeling the impact of record high energy prices. So investors were lukewarm toward stocks, with modest losses in the S&P 500 Stock Index and the Dow Jones Industrials the result. The technology-heavy NASDAQ Composite also slid, as did small-company stocks, as measured by the Russell 2000 Index. Value stocks, viewed as less vulnerable to declines in a less robust economy, held up better than growth.

Corporate bonds felt the sting of ratings downgrades in the automobile sector. Treasury issues fared better, as yields fell and prices rose among intermediate and longer-term issues, which were little affected by rising short-term rates. Low long-term yields may signal investor confidence that the Fed will succeed in dousing inflationary fires; they also brought more affordable mortgages, further boosting home construction. Municipal revenue bonds edged upward as healthier economic conditions bolstered tax collections.

The dollar's rebound positively affected foreign markets. Europe's stock markets performed better than business and political conditions might suggest, and Japan's market inched higher.

Pioneer's analysts believe that, although the rate of growth may slow, carefully selected, good quality stocks and bonds have the potential to deliver solid results. Our global investment experts are well positioned to discover what we believe are attractive opportunities in the world's markets.

Large or small? Bonds or stocks? Domestic or international?

Just what your mix of investments should be isn't a question to be taken lightly. Much of your long-term return will depend on the kinds of investments you own, not just the individual items in your portfolio. For an analysis of your holdings and some ideas to help bring your investments in line with your aspirations, talk to your financial professional.

Please consider a fund's investment objective, risks, charges and expenses carefully before investing. The prospectus contains this and other information about each fund and should be read carefully before you invest or send money. To obtain a prospectus and for other information on any Pioneer fund, contact your financial advisor, call 1-800-225-6292 or visit our web site at www.pioneerfunds.com.


Respectfully,

/s/ Osbert M. Hood

Osbert M. Hood
President
Pioneer Investment Management, Inc.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Growth Leaders Fund

--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 6/30/05
--------------------------------------------------------------------------------


Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[The following data was represented as a pie chart in the printed material]

Information Technology           29.9%
Consumer Staples                 18.8%
Financials                       18.0%
Health Care                      17.1%
Industrials                       8.6%
Consumer Discretionary            7.6%


10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)*

 1.      Intel Corp.                      7.65%
 2.      T. Rowe Price Associates, Inc.   7.53
 3.      Microsoft Corp.                  7.44
 4.      State Street Corp.               7.36
 5.      Walgreen Co.                     7.15
 6.      General Electric Co.             7.12
 7.      Medtronic, Inc.                  6.69
 8.      Clorox Co.                       6.05
 9.      First Data Corp.                 6.01
10.      Omnicom Group                    4.80

* This list excludes temporary cash and derivative instruments. Portfolio holdings will vary for other periods.

Pioneer Growth Leaders Fund

--------------------------------------------------------------------------------
PRICES AND DISTRIBUTIONS
--------------------------------------------------------------------------------


Net Asset Value Per Share
--------------------------------------------------------------------------------

 Class       6/30/05        12/31/04
-------     ---------       ---------
    A         $21.08          $21.05
    B         $20.67          $20.81
    C         $20.59          $20.69
    R         $20.23          $20.55


Distributions Per Share
--------------------------------------------------------------------------------

                     1/1/05 - 6/30/05
        -------------------------------------------
             Net
         Investment     Short-Term      Long-Term
 Class     Income     Capital Gains   Capital Gains
------- ------------ --------------- --------------
    A      $  -           $ -            $  -
    B      $  -           $ -            $  -
    C      $  -           $ -            $  -
    R      $  -           $ -            $  -


--------------------------------------------------------------------------------
INDEX DEFINITIONS
--------------------------------------------------------------------------------

The Russell 1000 Growth Index measures the performance of large-cap U.S. growth stocks. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. Pioneer believes the Russell 1000 Growth Index is representative of the issues in the Fund's portfolio and will not provide the S&P 500 Index in the future. You cannot invest directly in an Index.

The index defined here pertains to the Value of $10,000 Investment charts on pages 4-7.

Pioneer Growth Leaders Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/05                                        CLASS A SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Growth Leaders Fund at public offering price, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of June 30, 2005)
                           Net Asset        Public Offering
Period                    Value (NAV)         Price (POP)
10 Years                     7.25%               6.61%
5 Years                     -6.37               -7.47
1 Year                       1.47               -4.35

[The following data was represented as a line chart in the printed material]

               Pioneer       Russell
               Growth         1000
               Leaders        Growth
                Fund          Index
6/95           $ 9,425      $10,000
               $11,688      $12,782
6/97           $15,867      $16,785
               $19,404      $22,052
6/99           $22,753      $28,066
               $26,356      $35,267
6/01           $20,335      $22,510
               $17,080      $16,548
6/03           $16,678      $17,033
               $18,694      $20,080
6/05           $18,970      $20,421

Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

POP returns reflect deduction of maximum 5.75% sales charge. NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The performance of each class of the Fund from 11/29/89 to 2/20/04 is the performance of Papp Stock Fund's single class, which has been restated to reflect any applicable sales charges and Rule 12b-1 fees (but not other differences in expenses). This adjustment has the effect of reducing the previously reported performance of Papp Stock Fund. Pioneer Growth Leaders Fund was created through the reorganization of the predecessor Papp funds on February 20, 2004.

Pioneer Growth Leaders Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/05                                        CLASS B SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Growth Leader Fund, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of June 30, 2005)
                              If              If
Period                       Held          Redeemed
10 Years                     6.30%           6.30%
5 Years                     -7.31           -7.31
1 Year                      -0.40           -3.38

[The following data was represented as a line chart in the printed material]

               Pioneer       Russell
               Growth         1000
               Leaders        Growth
                Fund          Index
6/95           $10,000      $10,000
               $12,304      $12,782
6/97           $16,585      $16,785
               $20,126      $22,052
6/99           $23,422      $28,066
               $26,924      $35,267
6/01           $20,619      $22,510
               $17,190      $16,548
6/03           $16,658      $17,033
               $18,495      $20,080
6/05           $18,422      $20,421

Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). Effective December 1, 2004, the period during which a CDSC is applied to withdrawals was shortened to 5 years. The maximum CDSC for Class B shares continues to be 4%. For more complete information, please see the prospectus for details. Note: Shares purchased prior to December 1, 2004 remain subject to the CDSC in effect at the time you purchased those shares. For performance information for shares purchased prior to December 1, 2004, please visit www.pioneerfunds.com/bshares.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The performance of each class of the Fund from 11/29/89 to 2/20/04 is the performance of Papp Stock Fund's single class, which has been restated to reflect any applicable sales charges and Rule 12b-1 fees (but not other differences in expenses). This adjustment has the effect of reducing the previously reported performance of Papp Stock Fund. Pioneer Growth Leaders Fund was created through the reorganization of the predecessor Papp funds on February 20, 2004.

Pioneer Growth Leaders Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/05                                        CLASS C SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Growth Leaders Fund, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of June 30, 2005)
                              If              If
Period                       Held          Redeemed
10 Years                     6.27%           6.27%
5 Years                     -7.35           -7.35
1 Year                      -0.35           -0.35

[The following data was represented as a line chart in the printed material]

               Pioneer      Russell
               Growth        1000
               Leaders       Growth
                Fund         Index
6/95           $10,000      $10,000
               $12,304      $12,782
6/97           $16,585      $16,785
               $20,126      $22,052
6/99           $23,422      $28,066
               $26,924      $35,267
6/01           $20,619      $22,510
               $17,190      $16,548
6/03           $16,658      $17,033
               $18,442      $20,080
6/05           $18,377      $20,421

Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The performance of each class of the fund from 11/29/89 to 2/20/04 is the performance of Papp Stock Fund's single class, which has been restated to reflect any applicable sales charges and Rule 12b-1 fees (but not other differences in expenses). This adjustment has the effect of reducing the previously reported performance of Papp Stock Fund. Pioneer Growth Leaders Fund was created through the reorganization of the predecessor Papp funds on February 20, 2004.

Pioneer Growth Leaders Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/05                                        CLASS R SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Growth Leaders Fund, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of June 30, 2005)
                              If              If
Period                       Held          Redeemed
10 Years                     6.33%           6.33%
5 Years                     -7.48           -7.48
1 Year                      -2.11           -2.11

[The following data was represented as a line chart in the printed material]

               Pioneer        Russell
               Growth          1000
               Leaders         Growth
                Fund           Index
6/95           $10,000        $10,000
               $12,333        $12,782
6/97           $16,660        $16,785
               $20,272        $22,052
6/99           $23,653        $28,066
               $27,258        $35,267
6/01           $20,932        $22,510
               $17,490        $16,548
6/03           $16,993        $17,033
               $18,878        $20,080
6/05           $18,479        $20,421

Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance of Class R shares for the period prior to the commencement of operations of Class R shares on 4/1/03 is based on the performance of Class A shares, reduced to reflect the higher distribution and service fees of Class R shares. For the period after April 1, 2003, the actual performance of Class R shares is reflected, which performance may be influenced by the smaller asset size of Class R shares compared to Class A shares. Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. The performance of Class R shares does not reflect the 1% CDSC that was in effect prior to July 1, 2004. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The performance of each class of the Fund from 11/29/89 to 2/20/04 is the performance of Papp Stock Fund's single class, which has been restated to reflect any applicable sales charges and Rule 12b-1 fees (but not other differences in expenses). This adjustment has the effect of reducing the previously reported performance of Papp Stock Fund. Pioneer Growth Leaders Fund was created through the reorganization of the predecessor Papp funds on February 20, 2004.

Pioneer Growth Leaders Fund

--------------------------------------------------------------------------------
COMPARING ONGOING FUND EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Growth Leaders Fund

Based on actual returns from January 1, 2005 through June 30, 2005

Share Class                           A              B              C              R
-------------------------------------------------------------------------------------------
Beginning Account Value           $1,000.00      $1,000.00      $1,000.00      $1,000.00
On 1/1/05
Ending Account Value              $1,001.40      $  993.30      $  995.20      $  984.40
On 6/30/05
Expenses Paid During Period*      $    6.20      $   13.39      $   11.82      $   22.93

* Expenses are equal to the Fund's annualized expense ratio of 1.25%, 2.71%, 2.39% and 4.66%, for Class A, Class B, Class C and Class R shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Pioneer Growth Leaders Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Growth Leaders Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from January 1, 2005 through June 30, 2005

Share Class                           A              B              C              R
-------------------------------------------------------------------------------------------
Beginning Account Value           $1,000.00      $1,000.00      $1,000.00      $1,000.00
On 1/1/05
Ending Account Value              $1,018.60      $1,011.36      $1,012.94      $1,001.69
On 6/30/05
Expenses Paid During Period*      $    6.26      $   13.51      $   11.93      $   23.13

* Expenses are equal to the Fund's annualized expense ratio of 1.25%, 2.71%, 2.39% and 4.66%, for Class A, Class B, Class C and Class R shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Pioneer Growth Leaders Fund

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/05
--------------------------------------------------------------------------------

Equity markets produced uneven returns for the first six months of 2005. Rising energy costs added to general investor uncertainty, while energy-related sectors rallied with the increased prices of oil and natural gas. Despite numerous increases in short-term interest rates, the yields of longer-maturity bonds declined, helping many interest-rate sensitive stocks outperform stable growth stocks whose fortunes were not as dependent on interest rates. In the following interview, Rosellen C. Papp of L. Roy Papp & Associates, which is responsible for the Fund's management, discusses the factors that influenced the performance of Pioneer Growth Leaders Fund during the six-month period ended June 30, 2005.

Q:   How did the Fund perform?

A. In an unsettled market, Pioneer Growth Leaders Fund (formerly Pioneer Papp Stock Fund) outperformed its benchmark despite its de-emphasis of oil and interest-rate sensitive stocks, which tended to do well. For the six months ended June 30, 2005, the Fund's Class A shares returned 0.14% at net asset value. During the same six months, the benchmark Russell 1000 Growth Index returned -1.72%, while the average total return of the 923 funds in Lipper's Large-Cap Core Category was -1.20%.

     Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

     The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q:   What factors affected Fund performance?

A. We maintained our emphasis on industry-leading, stable growth companies with superior long-term earnings prospects. Our portfolio held up well in a challenging environment, even though we had very limited holdings in two areas that performed particularly well in the six-month period. The first group, oil stocks, saw valuations soar as the price of oil rose above $60 per barrel. The second group was in interest-rate sensitive industries such as utilities, home builders and real-estate investment trusts. Those types of stocks experienced gains in an unusual environment during which long-term yields fell even as short-term interest rates rose. We

Pioneer Growth Leaders Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     normally avoid these sectors because we can't predict commodity price movements or interest rate changes in the short term.

Q:   What were some of the individual holdings that contributed to performance?

A. Intel, the leader in the semiconductor industry, appreciated sharply. Although some tech stocks were hit by worries about the impact of higher fuel costs on the economy, Intel's profits grew steadily, helped by strong growth of personal computers and notebooks, for which Intel provides a majority of the semiconductors globally.

     Five health-care positions also showed strength during the period: Johnson & Johnson, a highly diversified health-care company; Techne, which produces proteins and equipment for the biotechnology industry; Medco, a major pharmacy benefits manager; Medtronic, a leading health-care equipment company, and Walgreens, a retail pharmacy store chain.

     National retailer Target also appreciated over the period as the company's prospects improved with the shedding of less profitable divisions. The Fund's performance was helped by our investment in Hewlett-Packard. The stock price jumped after the company announced that a new executive team was taking over. We took advantage of that rise to sell our position because of our concerns about the potential impact of increased competition in the printer business.

Q:   What were some of the positions that detracted from results?

A. High energy prices had a negative influence on performance in two different ways. First, the Fund's underweighted position in the energy sector held back performance during a general rally in energy stocks. Second, several of our positions were adversely affected by higher energy costs. Growth slowed for retailers Wal-Mart Stores and Family Dollar as lower-income shoppers saw their disposable incomes eroded by the higher costs of gasoline. At the same time, Clorox was affected by increased packaging costs directly resulting from the higher cost of oil.

Q:   What is your investment outlook?

A. In the coming months, we think technology stocks should do well, as should consistent growth companies. We also continue to favor the health-care sector, which we believe should benefit from the

Pioneer Growth Leaders Fund

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/05                            (continued)
--------------------------------------------------------------------------------

     greater demand for health-care products and services as the baby boomer generation ages. On June 30, information-technology holdings made up about 30% of Fund investments, while health care accounted for another 17% of assets. Other leading sectors included consumer staples (19% of assets) and financials (18%).

     We believe the outlook is improving for the stable growth companies in which we prefer to invest. Two of the trends that heavily influenced market trends over the past six months are, in our opinion, likely to change. We think that oil prices have reached unsustainably high levels and that long-term interest rates eventually will begin to rise.



Investing in mid-sized companies may offer the potential for higher returns, but these companies are also subject to greater short-term price fluctuations than larger, more established companies. The Fund invests in a limited number of securities and, as a result, the Fund's performance may be more volatile than the performance of a fund holding more securities.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Growth Leaders Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/05 (unaudited)
--------------------------------------------------------------------------------

  Shares                                                      Value
             COMMON STOCK - 98.9%
             Capital Goods - 7.0%
             Industrial Conglomerates - 7.0%
  70,000     General Electric Co.                       $ 2,425,500
                                                        -----------
             Total Capital Goods                        $ 2,425,500
                                                        -----------
             Transportation - 1.5%
             Air Freight & Couriers - 1.5%
   7,500     United Parcel Service                      $   518,700
                                                        -----------
             Total Transportation                       $   518,700
                                                        -----------
             Media - 4.8%
             Advertising - 4.8%
  20,500     Omnicom Group                              $ 1,637,130
                                                        -----------
             Total Media                                $ 1,637,130
                                                        -----------
             Retailing - 2.7%
             General Merchandise Stores - 2.7%
  17,200     Target Corp.                               $   935,852
                                                        -----------
             Total Retailing                            $   935,852
                                                        -----------
             Food & Drug Retailing - 12.6%
             Drug Retail - 7.1%
  53,000     Walgreen Co.                               $ 2,437,470
                                                        -----------
             Food Distributors - 1.3%
  12,500     Sysco Corp.                                $   452,375
                                                        -----------
             Hypermarkets & Supercenters - 4.2%
  30,000     Wal-Mart Stores, Inc.                      $ 1,446,000
                                                        -----------
             Total Food & Drug Retailing                $ 4,335,845
                                                        -----------
             Household & Personal Products - 6.0%
             Household Products - 6.0%
  37,000     Clorox Co.                                 $ 2,061,640
                                                        -----------
             Total Household & Personal Products        $ 2,061,640
                                                        -----------
             Health Care Equipment & Services - 8.9%
             Health Care Equipment - 6.6%
  44,000     Medtronic, Inc.                            $ 2,278,760
                                                        -----------

   The accompanying notes are an integral part of these financial statements. 13

Pioneer Growth Leaders Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/05 (unaudited) (continued)
--------------------------------------------------------------------------------

  Shares                                                           Value
             Health Care Services - 2.3%
 14,828      Medco Health Solutions, Inc.*                   $   791,222
                                                             -----------
             Total Health Care Equipment & Services          $ 3,069,982
                                                             -----------
             Pharmaceuticals & Biotechnology - 8.0%
             Biotechnology - 3.8%
 28,800      Techne Corp.*                                   $ 1,322,208
                                                             -----------
             Pharmaceuticals - 4.2%
 22,000      Johnson & Johnson                               $ 1,430,000
                                                             -----------
             Total Pharmaceuticals & Biotechnology           $ 2,752,208
                                                             -----------
             Diversified Financials - 17.8%
             Asset Management & Custody Banks - 17.8%
 23,500      Northern Trust Corp.                            $ 1,071,365
 52,000      State Street Corp.                                2,509,000
 41,000      T. Rowe Price Associates, Inc.                    2,566,600
                                                             -----------
                                                             $ 6,146,965
                                                             -----------
             Total Diversified Financials                    $ 6,146,965
                                                             -----------
             Software & Services - 13.3%
             Data Processing & Outsourced Services - 5.9%
 51,000      First Data Corp.                                $ 2,047,140
                                                             -----------
             Systems Software - 7.4%
102,000      Microsoft Corp.                                 $ 2,533,680
                                                             -----------
             Total Software & Services                       $ 4,580,820
                                                             -----------
             Technology Hardware & Equipment - 3.4%
             Computer Storage & Peripherals - 1.1%
 28,000      EMC Corp.*                                      $   383,880
                                                             -----------
             Electronic Manufacturing Services - 2.3%
 33,000      Molex, Inc.                                     $   774,840
                                                             -----------
             Total Technology Hardware & Equipment           $ 1,158,720
                                                             -----------
             Semiconductors - 12.9%
             Semiconductor Equipment - 1.9%
 41,600      Applied Materials, Inc.                         $   673,088
                                                             -----------

14 The accompanying notes are an integral part of these financial statements.

Pioneer Growth Leaders Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  Shares                                                           Value
             Semiconductors - 11.0%
100,000      Intel Corp.                                     $ 2,606,000
 32,000      Linear Technology Corp.                           1,174,080
                                                             -----------
                                                             $ 3,780,080
                                                             -----------
             Total Semiconductors                            $ 4,453,168
                                                             -----------
             TOTAL COMMON STOCK
             (Cost $14,123,535)                              $34,076,530
                                                             -----------
             TOTAL INVESTMENT IN SECURITIES - 98.9%
             (Cost $14,123,535) (a)                          $34,076,530
                                                             -----------
             OTHER ASSETS AND LIABILITIES - 1.1%             $   387,836
                                                             -----------
             TOTAL NET ASSETS - 100.0%                       $34,464,366
                                                             ===========

*    Non-income producing security

(a) At June 30, 2005 the net unrealized gain on investments based on cost for federal income tax purposes of $14,123,535 was as follows:

     Aggregate gross unrealized gain for all investments
     in which there is an excess of value over tax cost      $19,952,995
     Aggregate gross unrealized loss for all investments
     in which there is an excess of tax cost over value                -
                                                             -----------
     Net unrealized gain                                     $19,952,995
                                                             ===========

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2005 aggregated $425,017 and $6,369,617, respectively.

   The accompanying notes are an integral part of these financial statements  15

Pioneer Growth Leaders Fund

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/05 (unaudited)
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities, at value (Cost $14,123,535)            $ 34,076,530
  Cash                                                                  476,011
  Receivables -
    Dividends and interest                                               54,145
  Other                                                                     551
                                                                   ------------
      Total assets                                                 $ 34,607,237
                                                                   ------------
LIABILITIES:
  Payables -
    Fund shares repurchased                                        $     72,532
  Due to affiliates                                                       8,089
  Accrued expenses                                                       62,250
                                                                   ------------
      Total liabilities                                            $    142,871
                                                                   ------------
NET ASSETS:
  Paid-in capital                                                  $ 10,122,318
  Undistributed net investment loss                                        (198)
  Accumulated net realized gain on investments                        4,389,251
  Net unrealized gain on investments                                 19,952,995
                                                                   ------------
      Total net assets                                             $ 34,464,366
                                                                   ============
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $33,944,526/1,610,146 shares)                  $      21.08
                                                                   ============
  Class B (based on $431,080/20,855 shares)                        $      20.67
                                                                   ============
  Class C (based on $88,047/4,275 shares)                          $      20.59
                                                                   ============
  Class R (based on $713/35 shares)                                $      20.23
                                                                   ============
MAXIMUM OFFERING PRICE:
  Class A ($21.08 [divided by] 94.25%)                             $      22.37
                                                                   ============

16 The accompanying notes are an integral part of these financial statements.

Pioneer Growth Leaders Fund

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (unaudited)
--------------------------------------------------------------------------------
For the Six Months Ended 6/30/05

INVESTMENT INCOME:
  Dividends                                          $221,465
  Interest                                              1,189
                                                     --------
    Total investment income                                        $  222,654
                                                                   ----------
EXPENSES:
  Management fees                                    $134,436
  Transfer agent fees and expenses
    Class A                                            13,451
    Class B                                               544
    Class C                                               177
    Class R                                                32
  Distribution fees
    Class A                                            44,121
    Class B                                               709
    Class C                                               377
    Class R                                                 2
  Administrative reimbursements                         9,326
  Custodian fees                                        5,538
  Registration fees                                    52,895
  Professional fees                                    23,187
  Printing expense                                     12,750
  Fees and expenses of nonaffiliated trustees           4,440
  Miscellaneous                                         6,883
                                                     --------
    Total expenses                                                 $  308,868
    Less management fees waived and
      expenses reimbursed by Pioneer
      Investment Management, Inc.                                     (83,292)
    Less fees paid indirectly                                            (280)
                                                                   ----------
    Net expenses                                                   $  225,296
                                                                   ----------
      Net investment loss                                          $   (2,642)
                                                                   ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investments                                 $4,350,957
                                                                   ----------
  Change in net unrealized gain on investments                     (4,407,491)
                                                                   ----------
    Net loss on investments                                        $  (56,534)
                                                                   ----------
    Net decrease in net assets resulting
      from operations                                              $  (59,176)
                                                                   ==========

   The accompanying notes are an integral part of these financial statements. 17

Pioneer Growth Leaders Fund

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Six Months Ended 6/30/05 and the Year Ended 12/31/04

                                                          Six Months
                                                            Ended
                                                           6/30/05        Year Ended
                                                         (unaudited)       12/31/04
FROM OPERATIONS:
Net investment income (loss)                             $     (2,642)   $    281,414
Net realized gain on investments                            4,350,957      10,648,184
Change in net unrealized gain on investments               (4,407,491)    (11,141,722)
                                                         ------------    ------------
  Net decrease in net assets resulting from operations   $    (59,176)   $   (212,124)
                                                         ------------    ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
  Class A ($0.00 and $0.18 per share, respectively)      $          -    $   (278,970)
Net realized gain:
  Class A ($0.00 and $7.04 per share, respectively)                 -     (10,590,216)
  Class B ($0.00 and $7.04 per share, respectively)                 -         (13,233)
  Class C ($0.00 and $7.04 per share, respectively)                 -          (6,193)
  Class R ($0.00 and $7.04 per share, respectively)                 -            (248)
                                                         ------------    ------------
    Total distributions to shareowners                   $          -    $(10,888,860)
                                                         ------------    ------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                         $  1,383,961    $  1,527,279
Reinvestment of distributions                                       -       9,520,300
Cost of shares repurchased                                 (7,505,552)    (16,586,975)
                                                         ------------    ------------
  Net decrease in net assets resulting from fund
    share transactions                                   $ (6,121,591)   $ (5,539,396)
                                                         ------------    ------------
  Net decrease in net assets                             $ (6,180,767)   $(16,640,380)
NET ASSETS:
Beginning of period                                        40,645,133      57,285,513
                                                         ------------    ------------
End of period (including undistributed net investment
  income (loss) of ($198) and $2,444, respectively)      $ 34,464,366    $ 40,645,133
                                                         ============    ============

18 The accompanying notes are an integral part of these financial statements.

Pioneer Growth Leaders Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                   '05 Shares  '05 Amounts
CLASS A                           (unaudited)   (unaudited)    '04 Shares       '04 Amounts
Shares sold                          43,064    $    909,202        48,518      $   1,337,899
Reinvestment of distributions             -               -       449,084          9,501,370
Less shares repurchased            (359,721)     (7,477,760)     (601,430)       (16,472,179)
                                   --------    ------------      --------      -------------
    Net decrease                   (316,657)   $ (6,568,558)     (103,828)     $  (5,632,910)
                                   ========    ============      ========      =============
CLASS B*
Shares sold                          18,415    $    385,199         5,891      $     158,624
Reinvestment of distributions             -               -           625             12,985
Less shares repurchased                 (65)         (1,325)       (4,011)          (109,374)
                                   --------    ------------      --------      -------------
    Net increase                     18,350    $    383,874         2,505      $      62,235
                                   ========    ============      ========      =============
CLASS C*
Shares sold                           4,377    $     89,560         1,082      $      29,681
Reinvestment of distributions             -               -           288              5,945
Less shares repurchased              (1,270)        (26,467)         (202)            (5,347)
                                   --------    ------------      --------      -------------
    Net decrease                      3,107    $     63,093         1,168      $      30,279
                                   ========    ============      ========      =============
CLASS R*
Shares sold                               -    $          -            38      $       1,075
Less shares repurchased                   -               -            (3)               (75)
                                   --------    ------------      --------      -------------
    Net increase                          -    $          -            35      $       1,000
                                   ========    ============      ========      =============

*Class B, Class C, and Class R shares were first publicly offered on February 23, 2004.

   The accompanying notes are an integral part of these financial statements. 19

Pioneer Growth Leaders Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                   Six Months
                                                  Ended 6/30/05   Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
CLASS A                                            (unaudited)     12/31/04     12/31/03     12/31/02     12/31/01     12/31/00
Net asset value, beginning of period                 $ 21.05       $ 28.21     $ 23.87      $ 31.40       $ 37.09      $ 42.20
                                                     -------       -------     -------      -------       -------      -------
Net increase (decrease) from investment
 operations:
 Net investment income (loss)                          (0.00)(a)   $  0.19     $ (0.05)     $ (0.06)$       (0.11)     $ (0.13)
 Net realized and unrealized gain (loss)
  on investments                                        0.03         (0.13)       5.77        (7.47)        (4.58)       (2.22)
                                                     -------       -------     -------      -------       -------      -------
   Net increase (decrease) from investment
    operations                                       $  0.03       $  0.06 $      5.72      $ (7.53)$       (4.69)     $ (2.35)
Distributions to shareowners:
 Net investment income                                     -         (0.18)          -            -             -            -
 Net realized gain                                         -         (7.04)      (1.38)           -         (1.00)       (2.76)
                                                     -------       -------     -------      -------       -------      -------
Net increase (decrease) in net asset value           $  0.03       $ (7.16)    $  4.34      $ (7.53)      $ (5.69)     $ (5.11)
                                                     -------       -------     -------      -------       -------      -------
Net asset value, end of period                       $ 21.08       $ 21.05     $ 28.21      $ 23.87       $ 31.40      $ 37.09
                                                     =======       =======     =======      =======       =======      =======
Total return*                                           0.14%         0.25%      23.97%      (23.98)%      (12.69)%      (6.02)%
Ratio of net expenses to average net assets+            1.25%**       1.25%       1.22%        1.14%         1.11%        1.09%
Ratio of net investment income (loss) to average
 net assets+                                           (0.01)%**      0.58%      (0.01)%      (0.04)%       (0.19)%      (0.38)%
Portfolio turnover rate                                    2%**          6%          3%           4%            5%          13%
Net assets, end of period (in thousands)             $33,945       $40,568     $57,286      $52,528       $75,215      $98,473
Ratios with no waiver of management fees by PIM
 and no reduction for fees paid indirectly:
 Net expenses                                           1.71%**       1.49%       1.22%        1.14%         1.11%        1.09%
 Net investment income (loss)                          (0.47)%**      0.34%      (0.01)%      (0.04)%       (0.19)%      (0.38)%
Ratios with waiver of management fees by PIM
 and reduction for fees paid indirectly:
 Net expenses                                           1.25%**       1.25%       1.22%        1.14%         1.11%        1.09%
 Net investment income (loss)                          (0.01)%**      0.58%      (0.01)%      (0.04)%       (0.19)%      (0.38)%

(a)  Amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.

20 The accompanying notes are an integral part of these financial statements.

Pioneer Growth Leaders Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                             Six Months
                                                                Ended
                                                               6/30/05           2/21/04 to
CLASS B                                                      (unaudited)          12/31/04
Net asset value, beginning of period                           $20.81             $28.39
                                                               ------             ------
Net decrease from investment operations:
  Net investment loss                                          $(0.04)            $(0.11)
  Net realized and unrealized loss on investments               (0.10)             (0.43)
                                                               ------             ------
     Net decrease from investment operations                   $(0.14)            $(0.54)
Distributions to shareowners:
  Net realized gain                                                 -              (7.04)
                                                               ------             ------
Net decrease in net asset value                                $(0.14)            $(7.58)
                                                               ------             ------
Net asset value, end of period                                 $20.67             $20.81
                                                               ======             ======
Total return*                                                   (0.67)%            (1.88)%(a)
Ratio of net expenses to average net assets+                     2.73%**            3.18%**
Ratio of net investment loss to average net assets+             (1.18)%**          (0.78)%**
Portfolio turnover rate                                             2%**               6%
Net assets, end of period (in thousands)                       $  431             $   52
Ratios with no waiver of management fees by PIM and no
  reduction for fees paid indirectly:
  Net expenses                                                   3.23%**            3.48%**
  Net investment loss                                           (1.68)%**          (1.08)%**
Ratios with waiver of management fees by PIM and
  reduction for fees paid indirectly:
  Net expenses                                                   2.71%**            3.18%**
  Net investment loss                                           (1.16)%**          (0.78)%**

(a)  Not annualized
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized
+    Ratios with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements. 21

Pioneer Growth Leaders Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                             Six Months
                                                                Ended
                                                               6/30/05          2/21/04 to
CLASS C                                                      (unaudited)         12/31/04
Net asset value, beginning of period                           $20.69             $28.39
                                                               ------             ------
Net decrease from investment operations:
  Net investment loss                                          $(0.10)            $(0.09)
  Net realized and unrealized loss on investments                   -              (0.57)
                                                               ------             ------
     Net decrease from investment operations                   $(0.10)            $(0.66)
Distributions to shareowners:
  Net realized gain                                                 -              (7.04)
                                                               ------             ------
Net decrease in net asset value                                $(0.10)            $(7.70)
                                                               ------             ------
Net asset value, end of period                                 $20.59             $20.69
                                                               ======             ======
Total return*                                                   (0.48)%            (2.30)%(a)
Ratio of net expenses to average net assets+                     2.40%**            3.80%**
Ratio of net investment loss to average net assets+             (1.11)%**          (1.36)%**
Portfolio turnover rate                                             2%**               6%
Net assets, end of period (in thousands)                       $   88             $   24
Ratios with no waiver of management fees by PIM and no
  reduction for fees paid indirectly:
  Net expenses                                                   2.88%**            4.11%**
  Net investment loss                                           (1.59)%**          (1.68)%**
Ratios with waiver of management fees by PIM and
  reduction for fees paid indirectly:
  Net expenses                                                   2.39%**            3.80%**
  Net investment loss                                           (1.10)%**          (1.36)%**

(a)  Not annualized
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized
+    Ratios with no reduction for fees paid indirectly.

22 The accompanying notes are an integral part of these financial statements.

Pioneer Growth Leaders Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                Six Months
                                                                   Ended
                                                                  6/30/05        2/21/04 to
CLASS R                                                         (unaudited)       12/31/04
Net asset value, beginning of period                              $20.55           $28.39
                                                                  ------           ------
Net decrease from investment operations:
  Net investment loss                                             $(0.34)          $(0.45)
  Net realized and unrealized gain (loss) on investments            0.02            (0.35)
                                                                  ------           ------
     Net decrease from investment operations                      $(0.32)          $(0.80)
Distributions to shareowners:
  Net realized gain                                                    -            (7.04)
                                                                  ------           ------
Net decrease in net asset value                                   $(0.32)          $(7.84)
                                                                  ------           ------
Net asset value, end of period                                    $20.23           $20.55
                                                                  ======           ======
Total return*                                                      (1.56)%          (2.81)%(a)
Ratio of net expenses to average net assets+                        4.95%**          4.20%**
Ratio of net investment loss to average net assets+                (3.70)%**        (1.98)%**
Portfolio turnover rate                                                2%**             6%
Net assets, end of period (in thousands)                          $    1           $    1
Ratios with no waiver of management fees by PIM and no
  reduction for fees paid indirectly:
  Net expenses                                                     11.02%**          4.56%**
  Net investment loss                                              (9.77)%**        (2.34)%**
Ratios with waiver of management fees by PIM and
  reduction for fees paid indirectly:
  Net expenses                                                      4.66%**          4.19%**
  Net investment loss                                              (3.41)%**        (1.97)%**

(a)  Not annualized
* Assumes initial investment at net asset value at the beginning of each year, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements. 23

Pioneer Growth Leaders Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/05 (unaudited)
--------------------------------------------------------------------------------

1.   Organization and Significant Accounting Policies

Pioneer Growth Leaders Fund (the Fund), formerly known as Pioneer Papp Stock Fund, is one of eight series of portfolios comprising Pioneer Series Trust II, a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund, which commenced operations on February 20, 2004, is the successor to the Papp Stock Fund, Inc. Papp Stock Fund, Inc., transferred all of its net assets in exchange for the Fund's Class A shares in a one-to-one exchange ratio, on February 20, 2004 pursuant to an agreement and plan of reorganization (the "reorganization" which was approved by the shareholders of Papp Stock Fund, Inc., on February 20,
2004). The Fund had no assets or liabilities prior to the reorganization. Accordingly, the reorganization, which was a tax-free exchange, had no effect on the Fund's operations. The investment objective of the Fund is long-term growth.

The Fund offers four classes of shares - Class A, Class B, Class C, and Class R shares. Class B, Class C, and Class R shares were first publicly offered on February 23, 2004. Each class of shares represents an interest in the same portfolio of investments of the Fund and has equal rights to voting, redemptions, dividends and liquidation, except that the level of transfer agent and distribution fees may differ among classes. Class A, Class B, Class C, and Class R shareowners have exclusive voting rights with respect to the distribution plan for each class.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting year. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

Pioneer Growth Leaders Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

A.   Security Valuation

     Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
     (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Fund also may use the fair value of a security, including a non-U.S. security, when the closing market price on the principal exchange where the security is traded no longer reflects the value of the security. At June 30, 2005, there were no securities fair valued. Temporary cash investments are valued at amortized cost.

     Dividend income is recorded on the ex-dividend date; Dividend and interest income is recorded on the accrual basis. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

Pioneer Growth Leaders Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/05 (unaudited) (continued)
--------------------------------------------------------------------------------

     The tax character of current year distributions will be determined at the end of the fiscal year. The tax character of distributions paid during the year ended December 31, 2004 was as follows:

--------------------------------------------------------------------------------
                                                   2004
--------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                $   278,970
Long-term capital gain                          10,609,890
                                               -----------
   Total                                       $10,888,860
                                               ===========
--------------------------------------------------------------------------------

     The following shows the components of distributable earnings on a federal income tax basis as of December 31, 2004.

--------------------------------------------------------------------------------
                                                   2004
--------------------------------------------------------------------------------
  Undistributed ordinary income                $     2,444
  Undistributed long-term gain                      38,294
  Unrealized appreciation                       24,360,486
                                               -----------
   Total                                       $24,401,224
                                               ===========
--------------------------------------------------------------------------------

C.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano) earned approximately $518 in underwriting commissions on the sale of class A shares during the six months ended June 30, 2005.

D.   Class Allocations

     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, Class C and Class R shares of the Fund, respectively (see Note 4). Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the

Pioneer Growth Leaders Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     respective percentage of adjusted net assets at the beginning of the day.

     Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B, Class C, and Class R shares can bear different transfer agent and distribution fees.

2.   Management Agreement

Pioneer Investment Management, Inc. (PIM), a wholly owned indirect subsidiary of UniCredito Italiano, manages the Fund's portfolio. PIM receives a basic fee that is calculated at the annual rate of 0.75% of the Fund's average daily net assets up to $1 billion; and 0.70% of the excess over $1 billion.

PIM and not the Fund, pays a portion of the fee it receives from the Fund to L. Roy Papp & Associates LLP (Papp) as compensation for its sub advisory services to the Fund.

Prior to the reorganization, Growth Leaders Fund, Inc. was advised by Papp, which received an annual fee equal to 1.0% of the Fund's net assets.

Through December 31, 2006, PIM has agreed not to impose all or a portion of its management fee and to assume other operating expenses of the Fund to the extent necessary to limit expenses to 1.25% of average daily net assets attributable to Class A; the portion of the Fund-wide expenses attributable to Class B, Class C and Class R shares will be reduced only to the extent that such expenses are reduced for Class A shares.

In addition, under the management and administrative agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At June 30, 2005, $375 was payable to PIM related to management fees, administrative costs and certain other services and is included in due to affiliates.

3.   Transfer Agent

Since the Reorganization, PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $7,479 in transfer agent fees payable to PIMSS at

Pioneer Growth Leaders Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/05 (unaudited) (continued)
--------------------------------------------------------------------------------

June 30, 2005. Prior to the reorganization Papp was the Transfer and Shareholder Servicing agent.

4.   Distribution and Service Plans

Effective February 20, 2004, the Fund adopted a Plan of Distribution for each class of shares, (Class A Plan, Class B Plan, Class C Plan and Class R Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Pursuant to the Class R Plan, the Fund pays PFD 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in due to affiliates is $235 in distribution fees payable to PFD at June 30, 2005. The Fund also has adopted a separate service plan for Class R shares (Service Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). Effective February 20, 2004, a CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 18 months of purchase. Class B shares subscribed on or after December 1, 2004 that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased prior to December 1, 2004 remain subject to the CDSC in effect at the time those shares were purchased. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Redemptions of Class R shares within 18 months of purchase were subject to a CDSC of 1.00%. Effective July 1, 2004, the CDSC on Class R shares

Pioneer Growth Leaders Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

was eliminated. Proceeds from the CDSCs are paid to PFD. For the six months ended June 30, 2005, CDSCs in the amount of $25 were paid to PFD.

5.   Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS resulting in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the six months ended June 30, 2005, the Fund's expenses were reduced by $280 under such arrangements.

Pioneer Growth Leaders Fund

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Trustees                                        Officers
John F. Cogan, Jr., Chairman                    John F. Cogan, Jr., President
David R. Bock                                   Osbert M. Hood, Executive
Mary K. Bush                                      Vice President
Margaret B.W. Graham                            Vincent Nave, Treasurer
Osbert M. Hood                                  Dorothy E. Bourassa, Secretary
Marguerite A. Piret
Stephen K. West
John Winthrop


Investment Adviser and Administrator
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Wilmer Cutler Pickering Hale and Dorr LLP


Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.


Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerfunds.com. This information is also available on our web site at www.pioneerfunds.com and on the Securities and Exchange Commission's web site at http://www.sec.gov.

--------------------------------------------------------------------------------
THE PIONEER FAMILY OF MUTUAL FUNDS
--------------------------------------------------------------------------------

Please consider a fund's investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information about a fund and should be read carefully before you invest or send money. To obtain a prospectus and for other information on any Pioneer fund, contact your advisor, call 1-800-225-6292 or visit our web site at www.pioneerfunds.com.

U.S. Equity
Pioneer Fund                                       Pioneer Ibbotson Conservative
Pioneer Balanced Fund                                Allocation Fund
Pioneer Cullen Value Fund                          Pioneer Ibbotson Moderate
Pioneer Equity Income Fund                           Allocation Fund
Pioneer Equity Opportunity Fund                    Pioneer Ibbotson Growth
Pioneer Growth Opportunities Fund                    Allocation Fund
Pioneer Growth Shares
Pioneer Mid Cap Growth Fund                        International/Global Equity
Pioneer Mid Cap Value Fund                         Pioneer Emerging Markets Fund
Pioneer Oak Ridge Large Cap                        Pioneer Europe Select Equity Fund
  Growth Fund                                      Pioneer International Equity Fund
Pioneer Oak Ridge Small Cap                        Pioneer International Value Fund
  Growth Fund**
Pioneer AmPac Growth Fund(1)                       Fixed Income
Pioneer Small and Mid Cap                          Pioneer America Income Trust
  Growth Fund(2)                                   Pioneer Bond Fund
Pioneer Growth Leaders Fund(3)                     Pioneer California Tax Free
Pioneer Strategic Growth Fund(4)                     Income Fund
Pioneer Real Estate Shares                         Pioneer Global High Yield Fund
Pioneer Research Fund                              Pioneer High Yield Fund
Pioneer Small Cap Value Fund                       Pioneer Municipal Bond Fund
Pioneer Small Company Fund                         Pioneer Short Term Income Fund
Pioneer Value Fund                                 Pioneer Strategic Income Fund
                                                   Pioneer Tax Free Income Fund
Asset Allocation
Pioneer Ibbotson Aggressive                        Money Market
  Allocation Fund                                  Pioneer Cash Reserves Fund*
                                                   Pioneer Tax Free Money Market Fund

(1)  Formerly Pioneer Papp America-Pacific Rim Fund
(2)  Formerly Pioneer Papp Small and Mid Cap Growth Fund
(3)  Formerly Pioneer Papp Stock Fund
(4)  Formerly Pioneer Papp Strategic Growth Fund
* An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
** Effective May 26, 2005, Pioneer Oak Ridge Small Cap Growth Fund is generally closed to new investors. Purchases in the Fund will be limited to existing investors.

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                            This page for your notes.

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                            This page for your notes.

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--------------------------------------------------------------------------------

                            This page for your notes.

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--------------------------------------------------------------------------------

                            This page for your notes.

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                            This page for your notes.

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321

Retirement plans information                                    1-800-622-0176

Telecommunications Device for the Deaf (TDD)                    1-800-225-1997

Write to us:

PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                               1-800-225-4240

Our internet e-mail address                      ask.pioneer@pioneerinvest.com
(for general questions about Pioneer only)

Visit our web site:                                       www.pioneerfunds.com

Please consider the Fund's investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information about the Fund and should be read carefully before you invest. To obtain a prospectus and for other information on any Pioneer fund, call 1-800-225-6292 or visit our web site www.pioneerfunds.com.

The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.





                                    PIONEER
                             -----------------------
                                    SMALL AND
                                 MID CAP GROWTH
                                      FUND*



                                   Semiannual
                                     Report


                                     6/30/05



                                 [LOGO] PIONEER
                                        Investments(R)




*Formerly Papp Small & Mid-Cap Growth Fund. Name change effective May 1, 2005.

Table of Contents
--------------------------------------------------------------------------------

Letter to Shareowners                                                          1

Portfolio Summary                                                              2

Prices and Distributions                                                       3

Performance Update                                                             4

Comparing Ongoing Fund Expenses                                                8

Portfolio Management Discussion                                               10

Schedule of Investments                                                       13

Financial Statements                                                          17

Notes to Financial Statements                                                 25

Trustees, Officers and Service Providers                                      31

Programs and Services for Pioneer Shareowners                                 32

The Pioneer Family of Mutual Funds                                            34

Pioneer Small and Mid Cap Growth Fund
--------------------------------------------------------------------------------
LETTER TO SHAREOWNERS
--------------------------------------------------------------------------------

Dear Shareowner,
--------------------------------------------------------------------------------
The U.S. economy has expanded at an annualized rate of at least three percent for eight straight quarters, a feat it last achieved in the 1980s. Job conditions are strengthening as well: by mid-year, the unemployment rate had fallen to 5.0% for the first time since September 11, 2001. Retail sales trends
- apart from automobiles - were upbeat as sunnier employment prospects sent consumers to the malls. And with the economy expanding, corporate profits have been moving ahead smartly.

But equity investors were unconvinced by this evidence and instead brooded about the possibility of slowing growth later in the year. For one thing, expectations were for a moderating pace of profit growth. For another, the Federal Reserve Board has raised short-term interest rates nine times. And some areas of the economy are feeling the impact of record high energy prices. So investors were lukewarm toward stocks, with modest losses in the S&P 500 Stock Index and the Dow Jones Industrials the result. The technology-heavy NASDAQ Composite also slid, as did small-company stocks, as measured by the Russell 2000 Index. Value stocks, viewed as less vulnerable to declines in a less robust economy, held up better than growth.

Corporate bonds felt the sting of ratings downgrades in the automobile sector. Treasury issues fared better, as yields fell and prices rose among intermediate and longer-term issues, which were little affected by rising short-term rates. Low long-term yields may signal investor confidence that the Fed will succeed in dousing inflationary fires; they also brought more affordable mortgages, further boosting home construction. Municipal revenue bonds edged upward as healthier economic conditions bolstered tax collections.

The dollar's rebound positively affected foreign markets. Europe's stock markets performed better than business and political conditions might suggest, and Japan's market inched higher.

Pioneer's analysts believe that, although the rate of growth may slow, carefully selected, good quality stocks and bonds have the potential to deliver solid results. Our global investment experts are well positioned to discover what we believe are attractive opportunities in the world's markets.

Large or small? Bonds or stocks? Domestic or international?

Just what your mix of investments should be isn't a question to be taken lightly. Much of your long-term return will depend on the kinds of investments you own, not just the individual items in your portfolio. For an analysis of your holdings and some ideas to help bring your investments in line with your aspirations, talk to your financial professional.

Please consider a fund's investment objective, risks, charges and expenses carefully before investing. The prospectus contains this and other information about each fund and should be read carefully before you invest or send money. To obtain a prospectus and for other information on any Pioneer fund, contact your financial advisor, call 1-800-225-6292 or visit our web site at www.pioneerfunds.com.

Respectfully,

/s/ Osbert M. Hood

Osbert M. Hood
President
Pioneer Investment Management, Inc.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Small and Mid Cap Growth Fund
--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 6/30/05
--------------------------------------------------------------------------------

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

U.S. Common Stocks                                                        94.9%
Depositary Receipts for International Stocks                               2.8%
Temporary Cash Investment                                                  2.3%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[THE FOLLOWING WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

Information Technology                                                    27.2%
Health Care                                                               27.1%
Consumer Discretionary                                                    17.8%
Industrials                                                               10.9%
Financials                                                                10.1%
Consumer Staples                                                           5.3%
Materials                                                                  1.6%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)*

 1.    Techne Corp.                             3.67%
 2.    O'Reilly Automotive, Inc.                3.31
 3.    Harte-Hanks, Inc.                        3.20
 4.    Federated Investors, Inc.                3.15
 5.    Microchip Technology                     3.09
 6.    Fiserv, Inc.                             3.06
 7.    Stryker Corp.                            2.96
 8.    WPP Group Plc. (A.D.R.)                  2.93
 9.    Alberto-Culver Co. (Class B)             2.90
10.    ResMed, Inc.                             2.87

* This list excludes temporary cash and derivative instruments. Portfolio holdings will vary for other periods.

Pioneer Small and Mid Cap Growth Fund
--------------------------------------------------------------------------------
PRICES AND DISTRIBUTIONS
--------------------------------------------------------------------------------

Net Asset Value Per Share
--------------------------------------------------------------------------------

          Class                 6/30/05                12/31/04
         -------               ---------              ----------
            A                   $25.60                  $26.12
            B                   $25.31                  $25.94
            C                   $25.34                  $25.96
            R                   $25.46                  $26.00

Distributions Per Share
--------------------------------------------------------------------------------

                               1/1/05 - 6/30/05
                               ----------------
                     Net
                  Investment      Short-Term       Long-Term
          Class     Income      Capital Gains    Capital Gains
         -------  ----------    -------------    -------------
            A        $ -            $ -              $ -
            B        $ -            $ -              $ -
            C        $ -            $ -              $ -
            R        $ -            $ -              $ -

--------------------------------------------------------------------------------
INDEX DEFINITION
--------------------------------------------------------------------------------

The Russell 2500 Growth Index measures the performance of U.S. small- and mid-cap growth stocks. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. Pioneer believes the Russell 2500 Growth Index is representative of the issues in the Fund's portfolio and will not provide the Russell 2000 Index in the future. You cannot invest directly in an Index.

The index defined here pertains to the Value of $10,000 Investment charts on pages 4-7.

Pioneer Small and Mid Cap Growth Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/05                                        CLASS A SHARES
--------------------------------------------------------------------------------

Investments Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Small and Mid Cap Growth Fund at public offering price, compared to that of the Russell 2500 Growth Index.

Average Annual Total Returns
(As of June 30, 2005)
                              Net Asset     Public
                                Value      Offering
Period                          (NAV)     Price (POP)
Life-of-Class
(12/15/98)                      9.02%        8.03%
5 Years                         2.29         1.09
1 Year                         -1.58        -7.25

[THE FOLLOWING WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

                Pioneer Small and Mid Cap               Russell 2500
Date            Growth Fund                             Growth Index
12/31/1998      $ 9,425                                 $10,000
6/30/1999       $ 9,478                                 $11,558
                $13,713                                 $16,668
6/30/2001       $14,019                                 $12,673
                $13,239                                 $ 9,414
6/30/2003       $12,903                                 $ 9,802
                $15,603                                 $12,754
6/30/2005       $15,357                                 $13,702

Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

POP returns reflect deduction of maximum 5.75% sales charge. NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The performance of each class of the Fund from 12/15/98 to 2/20/04 is the performance of Papp Small & Mid-Cap Growth Fund's single class, which has been restated to reflect any applicable sales charges and Rule 12b-1 fees (but not other differences in expenses). This adjustment has the effect of reducing the previously reported performance of Papp Small & Mid-Cap Growth Fund. Pioneer Small and Mid Cap Growth Fund acquired the assets of Papp Small & Mid-Cap Growth Fund in a reorganization on 2/21/04.

Pioneer Small and Mid Cap Growth Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/05                                        CLASS B SHARES
--------------------------------------------------------------------------------

Investments Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the change in value of a $10,000 invest ment made in Pioneer Small and Mid Cap Growth Fund, compared to that of the Russell 2500 Growth Index.

Average Annual Total Returns
As of June 30, 2005)
                                 If         If
Period                          Held     Redeemed
Life-of-Class
(12/15/98)                      8.18%      8.18%
5 Years                         1.50       1.50
1 Year                         -2.47      -6.37

[THE FOLLOWING WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

                Pioneer Small and Mid Cap               Russell 2500
Date            Growth Fund                             Growth Index
12/31/1998      $10,000                                 $10,000
6/30/1999       $10,018                                 $11,558
                $14,385                                 $16,668
6/30/2001       $14,599                                 $12,673
                $13,680                                 $ 9,414
6/30/2003       $13,239                                 $ 9,802
                $15,891                                 $12,754
6/30/2005       $15,499                                 $13,702

Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). Effective December 1, 2004, the period during which a CDSC is applied to withdrawals was shortened to 5 years. The maximum CDSC for Class B shares continues to be 4%. For more complete information, please see the prospectus for details. Note: Shares purchased prior to December 1, 2004 remain subject to the CDSC in effect at the time you purchased those shares. For performance information for shares purchased prior to December 1, 2004, please visit www.pioneerfunds.com/bshares.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The performance of each class of the Fund from 12/15/98 to 2/20/04 is the performance of Papp Small & Mid-Cap Growth Fund's single class, which has been restated to reflect any applicable sales charges and Rule 12b-1 fees (but not other differences in expenses). This adjustment has the effect of reducing the previously reported performance of Papp Small & Mid-Cap Growth Fund. Pioneer Small and Mid Cap Growth Fund acquired the assets of Papp Small & Mid-Cap Growth Fund in a reorganization on 2/21/04.

Pioneer Small and Mid Cap Growth Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/05                                        CLASS C SHARES
--------------------------------------------------------------------------------

Investments Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the change in value of a $10,000 invest ment made in Pioneer Small and Mid Cap Growth Fund, compared to that of the Russell 2500 Growth Index.

Average Annual Total Returns
(As of June 30, 2005)
                                 If         If
Period                          Held     Redeemed
Life-of-Class
(12/15/98)                     8.20%      8.20%
5 Years                        1.53       1.53
1 Year                        -2.39      -2.39

[THE FOLLOWING WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

                Pioneer Small and Mid Cap               Russell 2500
Date            Growth Fund                             Growth Index
12/31/1998      $10,000                                 $10,000
6/30/1999       $10,018                                 $11,558
                $14,385                                 $16,668
6/30/2001       $14,599                                 $12,673
                $13,680                                 $ 9,414
6/30/2003       $13,239                                 $ 9,802
                $15,897                                 $12,754
6/30/2005       $15,517                                 $13,702

Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The performance of each class of the Fund from 12/15/98 to 2/20/04 is the performance of Papp Small & Mid-Cap Growth Fund's single class, which has been restated to reflect any applicable sales charges and Rule 12b-1 fees (but not other differences in expenses). This adjustment has the effect of reducing the previously reported performance of Papp Small & Mid-Cap Growth Fund. Pioneer Small and Mid Cap Growth Fund acquired the assets of Papp Small & Mid-Cap Growth Fund in a reorganization on 2/21/04.

Pioneer Small and Mid Cap Growth Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/05                                        CLASS R SHARES
--------------------------------------------------------------------------------

Investments Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Small and Mid Cap Growth Fund, compared to that of the Russell 2500 Growth Index.

Average Annual Total Returns
(As of June 30, 2005)
                                 If         If
Period                          Held     Redeemed
Life-of-Class
(12/15/98)                     8.50%      8.50%
5 Years                        1.81       1.81
1 Year                        -1.78      -1.78

[THE FOLLOWING WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

                Pioneer Small and Mid Cap               Russell 2500
Date            Growth Fund                             Growth Index
12/31/1998      $10,000                                 $10,000
6/30/1999       $10,031                                 $11,558
                $14,442                                 $16,668
6/30/2001       $14,690                                 $12,673
                $13,803                                 $ 9,414
6/30/2003       $13,387                                 $ 9,802
                $16,079                                 $12,754
6/30/2005       $15,794                                 $13,702

Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance of Class R shares for the period to the commencement of operations of Class R shares on 4/1/03 is based on the performance of Class A shares, reduced to reflect the higher distribution and service fees of Class R shares. For the period after April 1, 2003, the actual performance of Class R shares is reflected, which performance may be influenced by the smaller asset size of Class R shares compared to Class A shares. The performance of Class R shares does not reflect the 1% CDSC that was in effect prior to July 1, 2004.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The performance of each class of the Fund from 12/15/98 to 2/20/04 is the performance of Papp Small & Mid-Cap Growth Fund's single class, which has been restated to reflect any applicable sales charges and Rule 12b-1 fees (but not other differences in expenses). This adjustment has the effect of reducing the previously reported performance of Papp Small & Mid-Cap Growth Fund. Pioneer Small and Mid Cap Growth Fund acquired the assets of Papp Small & Mid-Cap Growth Fund in a reorganization on 2/21/04.

Pioneer Small and Mid Cap Growth Fund
--------------------------------------------------------------------------------
COMPARING ONGOING FUND EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000 Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Small and Mid Cap Growth Fund

Based on actual returns from January 1, 2005 through June 30, 2005

Share Class                          A              B              C              R
---------------------------------------------------------------------------------------
Beginning Account Value          $1,000.00      $1,000.00      $1,000.00      $1,000.00
On 1/1/05

Ending Account Value             $  980.10      $  975.70      $  976.10      $  979.20
On 6/30/05

Expenses Paid During Period*     $    6.14      $   10.78      $   10.29      $    7.21

* Expenses are equal to the Fund's annualized expense ratio of 1.25%, 2.20%, 2.10% and 1.47%, for Class A, Class B, Class C and Class R shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Pioneer Small and Mid Cap Growth Fund
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Small and Mid Cap Growth Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from January 1, 2005 through June 30, 2005

Share Class                          A              B              C              R
---------------------------------------------------------------------------------------
Beginning Account Value          $1,000.00      $1,000.00      $1,000.00      $1,000.00
On 1/1/05

Ending Account Value             $1,018.60      $1,013.88      $1,014.38      $1,017.50
On 6/30/05

Expenses Paid During Period*     $    6.26      $   10.99      $   10.49      $    7.35

* Expenses are equal to the Fund's annualized expense ratio of 1.25%, 2.20%, 2.10% and 1.47%, for Class A, Class B, Class C and Class R shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Pioneer Small and Mid Cap Growth Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/05
--------------------------------------------------------------------------------

Equity markets exhibited considerable volatility during the first six months of 2005, generally declining in the first three months of the year before recovering somewhat during the second quarter. The volatility was exacerbated by rising energy costs, which affected energy-related stocks positively, while other industries were hurt. Despite numerous increases in short-term interest rates, the yields of longer-maturity bonds declined, helping many interest-rate sensitive stocks outperform stable growth stocks. In the following interview, Rosellen C. Papp of L. Roy Papp & Associates, which is responsible for the Fund's management, discusses the factors that influenced the performance of Pioneer Small and Mid Cap Growth Fund during the six-month period ended June 30, 2005.

Q:   How did the Fund perform?

A: In a challenging environment, Pioneer Small and Mid Cap Growth Fund (formerly Pioneer Papp Small and Mid Cap Growth Fund) slightly underperformed its benchmark and competitive funds' average, primarily because of its de-emphasis of oil and interest-rate sensitive stocks, which tended to do well. For the six months ended June 30, 2005, the Fund's Class A shares returned -1.99% at net asset value. During the same six months, the benchmark Russell 2500 Growth Index returned -0.92%, while the average total return of the 548 funds in Lipper's Mid-Cap Growth Category was 0.13%.

     Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

     The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q:   What factors affected the Fund's performance?

A: We maintained our emphasis on industry-leading, stable growth companies with superior long-term earnings prospects. That focus held back results for the six months because we de-emphasized two areas that performed particularly well. The first group was composed of oil stocks, whose valuations soared as the price of oil rose above $60 per barrel. The second group was in interest-rate sensitive industries such as utilities, home builders and real estate

Pioneer Small and Mid Cap Growth Fund
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     investment trusts. They gained in an unusual environment in which long-term yields fell even as short-term interest rates rose. We normally avoid these sectors because we can't predict commodity price movements or interest rate changes in the short-term.

Q:   What were some of the individual holdings that contributed to performance?

A: One of our persistent themes has been to emphasize companies that have the potential to benefit from new demands for products and services, especially in the health-care sector, that the aging baby boomer generation will create. During the six months, two companies that reflect that theme and specialize in managing pharmacy benefit plans - Medco and Express Scripts - appreciated substantially. A third health-care position that performed very well was Techne, which produces proteins and laboratory instruments used by the biotechnology industry.

     SunGard Systems, an information technology position that provides specialized information systems for financial institutions, was acquired during the period at a substantial premium to its stock price, adding to results. While information technology in general was weak during the six months, Microchip Technology did well as demand grew for its semiconductors, which are used in a variety of consumer products, from automobiles to digital cameras.

     Also contributing positively was a relatively new holding, O'Reilly Automotive, which operates a chain of retail auto parts stores concentrating in the Southeastern states. With a strong management team and excellent cost controls, it was able to flourish in a growing market.

     Among our consumer discretionary positions, Brinker International, which operates several casual dining chains, performed very well as restaurant traffic increased.

Q: What were some of the investments that had disappointing results for the six months?

A: The information technology industry tended to slump, with a few notable exceptions, especially in the first three months of 2005, amid concerns that rising energy costs would cut into economic growth. Among our tech holdings that fell, several were tied to the semiconductor industry, including KLA-Tencor, National Instruments and Linear Technology. Rising oil prices also took their toll on Family

Pioneer Small and Mid Cap Growth Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/05                            (continued)
--------------------------------------------------------------------------------

     Dollar, a retail chain whose lower-income customers saw their family budgets restricted by the cost of fuel oil and gasoline. Polaris, the manufacturer of all-terrain recreational vehicles and snow mobiles, struggled during the period because of rising oil and steel prices.

Q:   What is your investment outlook?

A: In the coming months, we think technology stocks should do well, as should consistent growth companies. We also continue to favor the health-care sector, which we believe should benefit from the inevitably greater demand for health-care products and services as the baby boomer generation ages. We think our portfolio, with its focus on stable growth companies, is very well positioned.

     We believe the outlook is improving for the stable growth companies in which we invest. Two of the trends that heavily influenced market trends over the past six months are, in our opinion, likely to change. We think oil prices have reached unsustainably high levels and that long-term interest rates eventually will begin to rise.

     At the same time, the economy continues to show strength, and we think growth in gross domestic product (GDP) should persist. In this environment, corporate profitability also should improve. Meanwhile, interest rates and inflationary pressures remain relatively low by historical standards. In this environment, we think stocks - trading at about 18 times 2005 estimated earnings - are undervalued, especially in relation to other assets, including bonds and real estate.

The Fund invests in a limited number of securities and, as a result, the Fund's performance may be more volatile than the performance of a fund holding more securities. Investing in small and mid-sized companies may offer the potential for higher returns, but these companies are also subject to greater short-term price fluctuations than larger, more established companies.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Small and Mid Cap Growth Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/05 (unaudited)
--------------------------------------------------------------------------------

Shares                                                                Value
              COMMON STOCK - 99.1%
              Materials - 1.5%
              Specialty Chemicals - 1.5%
16,000        Sigma-Aldrich Corp.                              $    896,640
                                                               ------------
              Total Materials                                  $    896,640
                                                               ------------
              Capital Goods - 2.4%
              Building Products - 2.4%
46,000        Simpson Manufacturing Co., Inc.                  $  1,405,300
                                                               ------------
              Total Capital Goods                              $  1,405,300
                                                               ------------
              Commercial Services & Supplies - 4.0%
              Diversified Commercial Services - 4.0%
28,000        ChoicePoint, Inc.*                               $  1,121,400
31,000        Cintas Corp.                                        1,196,600
                                                               ------------
                                                               $  2,318,000
                                                               ------------
              Total Commercial Services & Supplies             $  2,318,000
                                                               ------------
              Transportation - 2.6%
              Air Freight & Couriers - 2.6%
30,000        Expeditors International of Washington, Inc.     $  1,494,300
                                                               ------------
              Total Transportation                             $  1,494,300
                                                               ------------
              Consumer Durables & Apparel - 2.0%
              Leisure Products - 2.0%
22,000        Polaris Industries, Inc.                         $  1,188,000
                                                               ------------
              Total Consumer Durables & Apparel                $  1,188,000
                                                               ------------
              Consumer Services - 5.5%
              Education Services - 3.2%
13,500        Apollo Group, Inc.*                              $  1,055,970
40,000        DeVry, Inc.*                                          796,000
                                                               ------------
                                                               $  1,851,970
                                                               ------------
              Restaurants - 2.3%
33,350        Brinker International, Inc.*                     $  1,335,668
                                                               ------------
              Total Consumer Services                          $  3,187,638
                                                               ------------
              Media - 6.8%
              Advertising - 6.1%
62,050        Harte-Hanks, Inc.                                $  1,844,747
33,000        WPP Group Plc (A.D.R.) (b)                          1,684,650
                                                               ------------
                                                               $  3,529,397
                                                               ------------

The accompanying notes are an integral part of these financial statements.   13

Pioneer Small and Mid Cap Growth Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/05            (unaudited) (continued)
--------------------------------------------------------------------------------

Shares                                                         Value
             Broadcasting & Cable Television - 0.7%
28,250       Saga Communications, Inc.*                 $    395,500
                                                        ------------
             Total Media                                $  3,924,897
                                                        ------------
             Retailing - 5.1%
             Automotive Retail - 3.3%
64,000       O'Reilly Automotive, Inc.*                 $  1,907,840
                                                        ------------
             General Merchandise Stores - 1.8%
41,000       Family Dollar Stores, Inc.                 $  1,070,100
                                                        ------------
             Total Retailing                            $  2,977,940
                                                        ------------
             Household & Personal Products - 5.3%
             Household Products - 2.4%
24,600       Clorox Co.                                 $  1,370,712
                                                        ------------
             Personal Products - 2.9%
38,500       Alberto-Culver Co. (Class B)               $  1,668,205
                                                        ------------
             Total Household & Personal Products        $  3,038,917
                                                        ------------
             Health Care Equipment & Services - 24.7%
             Health Care Distributors - 2.6%
34,000       Patterson Co.*                             $  1,532,720
                                                        ------------
             Health Care Equipment - 12.3%
24,000       C. R. Bard, Inc.                           $  1,596,240
63,000       Molecular Devices Corp.*                      1,362,690
25,000       ResMed, Inc.*                                 1,649,750
35,800       Stryker Corp.                                 1,702,648
22,000       Waters Corp.*                                   817,740
                                                        ------------
                                                        $  7,129,068
                                                        ------------
             Health Care Services - 7.1%
32,000       Express Scripts, Inc.*                     $  1,599,360
19,700       Medco Health Solutions, Inc.*                 1,051,192
60,000       IMS Health, Inc.                              1,486,200
                                                        ------------
                                                        $  4,136,752
                                                        ------------
             Health Care Supplies - 2.7%
28,700       Dentsply International, Inc.               $  1,549,800
                                                        ------------
             Total Health Care Equipment & Services     $ 14,348,340
                                                        ------------

14    The accompanying notes are an integral part of these financial statements.

Pioneer Small and Mid Cap Growth Fund
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Shares                                                         Value
              Pharmaceuticals & Biotechnology - 3.6%
              Biotechnology - 3.6%
46,000        Techne Corp.*                             $  2,111,860
                                                        ------------
              Total Pharmaceuticals & Biotechnology     $  2,111,860
                                                        ------------
              Banks - 2.3%
              Regional Banks - 2.3%
84,000        UCBH Holdings, Inc.                       $  1,364,160
                                                        ------------
              Total Banks                               $  1,364,160
                                                        ------------
              Diversified Financials - 7.7%
              Asset Management & Custody Banks - 7.7%
60,500        Federated Investors, Inc.                 $  1,815,605
29,000        Investors Financial Services Corp.           1,096,780
25,000        T. Rowe Price Associates, Inc.               1,565,000
                                                        ------------
                                                        $  4,477,385
                                                        ------------
              Total Diversified Financials              $  4,477,385
                                                        ------------
              Software & Services - 8.5%
              Data Processing & Outsourced Services - 7.9%
27,800        DST Systems, Inc.*                        $  1,301,040
41,000        Fiserv, Inc.*                                1,760,950
43,000        SunGard Data Systems, Inc.*                  1,512,310
                                                        ------------
                                                        $  4,574,300
                                                        ------------
              IT Consulting & Other Services - 0.6%
20,700        Forrester Research, Inc.*                 $    369,081
                                                        ------------
              Total Software & Services                 $  4,943,381
                                                        ------------
              Technology Hardware & Equipment - 7.3%
              Communications Equipment - 2.1%
33,000        Plantronics, Inc.                         $  1,199,880
                                                        ------------
              Electronic Equipment & Instruments - 3.1%
28,000        Mettler-Toledo International, Inc.*       $  1,304,240
24,750        National Instruments Corp.                     524,700
                                                        ------------
                                                        $  1,828,940
                                                        ------------
              Electronic Manufacturing Services - 2.1%
51,100        Molex, Inc.                               $  1,199,827
                                                        ------------
              Total Technology Hardware & Equipment     $  4,228,647
                                                        ------------

The accompanying notes are an integral part of these financial statements.   15

Pioneer Small and Mid Cap Growth Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/05            (unaudited) (continued)
--------------------------------------------------------------------------------

   Shares                                                           Value
               Semiconductors - 9.8%
               Semiconductor Equipment - 3.1%
   24,000      KLA-Tencor Corp.                               $ 1,048,800
   30,000      Novellus Systems, Inc.*                            741,300
                                                              -----------
                                                              $ 1,790,100
                                                              -----------
               Semiconductors - 6.7%
   44,000      Linear Technology Corp.                        $ 1,614,360
   60,000      Microchip Technology                             1,777,200
   29,000      Semtech Corp.*                                     482,850
                                                              -----------
                                                              $ 3,874,410
                                                              -----------
               Total Semiconductors                           $ 5,664,510
                                                              -----------
               TOTAL COMMON STOCK
               (Cost $49,136,960)                             $57,569,915
                                                              -----------
               TEMPORARY CASH INVESTMENTS
               Security Lending Collateral - 2.3%
1,337,500      Securities Lending Investment Fund, 3.29%      $ 1,337,500
                                                              -----------
               TOTAL TEMPORARY CASH INVESTMENTS
               (Cost $1,337,500)                              $ 1,337,500
                                                              -----------
               TOTAL INVESTMENTS IN SECURITIES - 101.4%
               (Cost $50,474,460) (a)                         $58,907,415
                                                              -----------
               OTHER ASSETS AND LIABILITIES - (1.4)%          $  (840,897)
                                                              -----------
               TOTAL NET ASSETS - 100.0%                      $58,066,518
                                                              ===========

*    Non-income producing security

(A.D.R.) American Depositary Receipt

(a) At June 30, 2005, the net unrealized gain on investments based on cost for federal income tax purposes of $50,474,460 was as follows:

     Aggregate gross unrealized gain for all investments in which there is
     an excess of value over tax cost                                         $9,937,348
     Aggregate gross unrealized loss for all investments in which there is
     an excess of tax cost over value                                         (1,504,393)
                                                                              ----------
     Net unrealized gain                                                      $8,432,955
                                                                              ==========

(b)   At June 30, 2005, the following security was out on loan:

                                               Market
    Shares              Security               Value
    25,000        WPP Group Plc (A.D.R.)     $1,276,250
                                             ==========

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2005 aggregated $11,632,389 and $2,058,677, respectively.

16    The accompanying notes are an integral part of these financial statements.

Pioneer Small and Mid Cap Growth Fund
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/05 (unaudited)
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities (including securities loaned
    of $1,276,250) (Cost $50,474,460)                      $58,907,415
  Cash                                                         669,601
  Receivables -
    Fund shares sold                                           190,658
    Dividends, interest and foreign taxes withheld              29,861
  Other                                                            534
                                                           -----------
     Total assets                                          $59,798,069
                                                           -----------
LIABILITIES:
  Payables -
    Investment securities purchased                        $   149,684
    Fund shares repurchased                                    175,578
    Upon return of securities loaned                         1,337,500
  Due to affiliates                                             20,158
  Accrued expenses                                              48,631
                                                           -----------
     Total liabilities                                     $ 1,731,551
                                                           -----------
NET ASSETS:
  Paid-in capital                                          $51,391,328
  Accumulated net investment loss                             (235,474)
  Accumulated net realized loss on investments              (1,522,291)
  Net unrealized gain on investments                         8,432,955
                                                           -----------
     Total net assets                                      $58,066,518
                                                           ===========
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $44,429,313/1,735,305 shares)          $     25.60
                                                           ===========
  Class B (based on $4,471,926/176,677 shares)             $     25.31
                                                           ===========
  Class C (based on $8,079,935/318,844 shares)             $     25.34
                                                           ===========
  Class R (based on $1,085,344/42,630 shares)              $     25.46
                                                           ===========
MAXIMUM OFFERING PRICE:
  Class A ($25.60 [divided by] 94.25%)                     $     27.16
                                                           ===========

The accompanying notes are an integral part of these financial statements.   17

Pioneer Small and Mid Cap Growth Fund
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (unaudited)
--------------------------------------------------------------------------------
For the Six Months Ended 6/30/05

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $1,617)      $150,428
  Interest                                                   10,433
  Income from securities loaned, net                             17
                                                           --------
     Total investment income                                             $   160,878
                                                                         -----------
EXPENSES:
  Management fees                                          $235,847
  Transfer agent fees and expenses
    Class A                                                  44,973
    Class B                                                   8,869
    Class C                                                  10,142
    Class R                                                     882
  Distribution fees
    Class A                                                  54,293
    Class B                                                  21,849
    Class C                                                  33,068
    Class R                                                   2,689
  Administrative reimbursements                               9,325
  Custodian fees                                              6,443
  Registration fees                                          59,635
  Professional fees                                          24,042
  Printing expense                                           18,872
  Fees and expenses of nonaffiliated trustees                 4,381
  Miscellaneous                                               6,038
                                                           --------
     Total expenses                                                      $   541,348
     Less management fees waived and
       expenses reimbursed by Pioneer
       Investment Management, Inc.                                          (143,905)
     Less fees paid indirectly                                                (1,091)
                                                                         -----------
     Net expenses                                                        $   396,352
                                                                         -----------
       Net investment loss                                               $  (235,474)
                                                                         -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on investments                                       $  (158,813)
                                                                         -----------
  Change in net unrealized gain on investments                           $  (730,522)
                                                                         -----------
    Net loss on investments                                              $  (889,335)
                                                                         -----------
    Net decrease in net assets resulting from operations                 $(1,124,809)
                                                                         ===========

18    The accompanying notes are an integral part of these financial statements.

Pioneer Small and Mid Cap Growth Fund
-----------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------
For the Six Months Ended 6/30/05 and the Year Ended 12/31/04

                                                         Six Months
                                                            Ended
                                                           6/30/05           Year Ended
                                                         (unaudited)          12/31/04
FROM OPERATIONS:
Net investment loss                                      $  (235,474)       $  (315,911)
Net realized loss on investments                            (158,813)          (556,013)
Change in net unrealized gain (loss) on investments         (730,522)         3,335,258
                                                         -----------        -----------
    Net increase (decrease) in net assets resulting
     from operations                                     $(1,124,809)       $ 2,463,334
                                                         -----------        -----------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                         $17,134,957        $35,731,301
Cost of shares repurchased                                (8,604,098)       (13,779,468)
                                                         -----------        -----------
Net increase in net assets resulting from fund share
  transactions                                           $ 8,530,859        $21,951,833
                                                         -----------        -----------
    Net increase in net assets                           $ 7,406,050        $24,415,167
NET ASSETS:
Beginning period                                          50,660,468         26,245,301
                                                         -----------        -----------
End of period (including net investment income (loss)
  of ($235,474) and $0, respectively)
                                                         $58,066,518        $50,660,468
                                                         ===========        ===========

The accompanying notes are an integral part of these financial statements.   19

Pioneer Small and Mid Cap Growth Fund
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                (continued)
--------------------------------------------------------------------------------

                              '05 Shares      '05 Amount
                             (unaudited)      (unaudited)      '04 Shares       '04 Amount
CLASS A
Shares sold                     427,641       $11,036,280         978,829      $ 24,463,232
Less shares repurchased        (243,036)       (6,244,308)       (487,984)      (12,274,043)
                               --------       -----------        --------      ------------
    Net increase                184,605       $ 4,791,972         490,845      $ 12,189,189
                               ========       ===========        ========      ============
CLASS B (a)
Shares sold                      52,592       $ 1,345,214         194,370      $  4,822,998
Less shares repurchased         (27,298)         (692,155)        (42,987)       (1,047,620)
                               --------       -----------        --------      ------------
    Net increase                 25,294       $   653,059         151,383      $  3,775,378
                               ========       ===========        ========      ============
CLASS C (a)
Shares sold                     120,076       $ 3,051,066         243,715      $  6,068,076
Less shares repurchased         (26,976)         (685,500)        (17,971)         (440,629)
                               --------       -----------        --------      ------------
    Net increase                 93,100       $ 2,365,566         225,744      $  5,627,447
                               ========       ===========        ========      ============
CLASS R (a)
Shares sold                      67,082       $ 1,702,397          14,882      $    376,995
Less shares repurchased         (38,666)         (982,135)           (668)          (17,176)
                               --------       -----------        --------      ------------
    Net increase                 28,416       $   720,262          14,214      $    359,819
                               ========       ===========        ========      ============

(a) Class B, Class C, and Class R shares were first publicly offered February 23, 2004.

20   The accompanying notes are an integral part of these financial statements.

Pioneer Small and Mid Cap Growth Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                  Six Months
                                                                     Ended
                                                                    6/30/05      Year Ended
                                                                  (unaudited)     12/31/04
CLASS A
Net asset value, beginning of period                                $ 26.12       $ 24.76
                                                                    -------       -------
Increase (decrease) from investment operations:
 Net investment loss                                                $ (0.08)      $ (0.16)
 Net realized and unrealized gain (loss) on investments               (0.44)         1.52
                                                                    -------       -------
   Net increase (decrease) from investment operations               $ (0.52)      $  1.36
Distributions to shareowners:
 Net realized gain                                                        -             -
                                                                    -------       -------
Net increase (decrease) in net asset value                          $ (0.52)      $  1.36
                                                                    -------       -------
Net asset value, end of period                                      $ 25.60       $ 26.12
                                                                    =======       =======
Total return*                                                         (1.99)%        5.49%
Ratio of net expenses to average net assets+                           1.25%**       1.25%
Ratio of net investment loss to average net assets+                   (0.67)%**     (0.78)%
Portfolio turnover rate                                                   8%**          8%
Net assets, end of period (in thousands)                            $44,429       $40,504
Ratios assuming no waiver of management fees and assumption
of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                          1.77%**       1.79%
 Net investment loss                                                  (1.19)%**     (1.33)%
Ratios assuming waiver of management fees and assumption of
expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                          1.25%**       1.25%
 Net investment loss                                                  (0.67)%**     (0.78)%


                                                                Year Ended   Year Ended   Year Ended   Year Ended
                                                                 12/31/03     12/31/02     12/31/01     12/31/00
CLASS A
Net asset value, beginning of period                             $ 19.02      $ 23.28       $23.02       $18.31
                                                                 -------      -------       ------       ------
Increase (decrease) from investment operations:
 Net investment loss                                             $ (0.10)     $ (0.01)      $(0.12)      $(0.14)
 Net realized and unrealized gain (loss) on investments             5.84        (4.25)        0.38         5.89
                                                                 -------      -------       ------       ------
   Net increase (decrease) from investment operations            $  5.74      $ (4.26)      $ 0.26       $ 5.75
Distributions to shareowners:
 Net realized gain                                                     -            -            -        (1.04)
                                                                 -------      -------       ------       ------
Net increase (decrease) in net asset value                       $  5.74      $ (4.26)      $ 0.26       $ 4.71
                                                                 -------      -------       ------       ------
Net asset value, end of period                                   $ 24.76      $ 19.02       $23.28       $23.02
                                                                 =======      =======       ======       ======
Total return*                                                      30.18%      (18.30)%       1.13%       31.32%
Ratio of net expenses to average net assets+                        1.25%        1.25%        1.25%        1.25%
Ratio of net investment loss to average net assets+                (0.83)%      (0.88)%      (0.86)%      (0.89)%
Portfolio turnover rate                                                4%           5%          11%          40%
Net assets, end of period (in thousands)                         $26,245      $15,659       $9,764       $6,762
Ratios assuming no waiver of management fees and assumption
of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                       1.38%        1.56%        1.69%        1.89%
 Net investment loss                                               (0.96)%      (1.19)%      (1.30)%      (1.53)%
Ratios assuming waiver of management fees and assumption of
expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                       1.25%        1.25%        1.25%        1.25%
 Net investment loss                                               (0.83)%      (0.88)%      (0.86)%      (0.89)%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized
+    Ratios with no reduction for fees paid indirectly.

 The accompanying notes are an integral part of these financial statements.   21

Pioneer Small and Mid Cap Growth Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                           Six Months
                                                              Ended            2/21/04
                                                             6/30/05              to
                                                           (unaudited)         12/31/04
CLASS B
Net asset value, beginning of period                         $25.94             $25.32
                                                             ------             ------
Increase (decrease) from investment operations:
  Net investment loss                                        $(0.20)            $(0.20)
  Net realized and unrealized gain (loss)                     (0.43)              0.82
                                                             ------             ------
     Net increase (decrease) from investment
       operations                                            $(0.63)            $ 0.62
                                                             ------             ------
Net increase (decrease) in net asset value                   $(0.63)            $ 0.62
                                                             ------             ------
Net asset value, end of period                               $25.31             $25.94
                                                             ======             ======
Total return*                                                 (2.43)%             2.45%(b)
Ratio of net expenses to average net assets+                   2.20%**            2.16%**
Ratio of net investment loss to average net assets+           (1.62)%**          (1.68)%**
Portfolio turnover rate                                           8%**               8%
Net assets, end of period (in thousands)                     $4,471             $3,927
Ratios assuming no waiver of management fees and
  assumption of expenses by PIM and no reduction
  for fees paid indirectly:
  Net expenses                                                 2.72%**            2.74%**
  Net investment loss                                         (2.14)%**          (2.26)%**
Ratios assuming waiver of management fees and
  assumption of expenses by PIM and reduction for
  fees paid indirectly:
  Net expenses                                                 2.20%**            2.16%**
  Net investment loss                                         (1.62)%**          (1.68)%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized
+    Ratios with no reduction for fees paid indirectly.
(b)  Not Annualized.

22   The accompanying notes are an integral part of these financial statements.

Pioneer Small and Mid Cap Growth Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                           Six Months
                                                              Ended            2/21/04
                                                             6/30/05              to
                                                           (unaudited)         12/31/04
CLASS C
Net asset value, beginning of period                        $25.96             $25.32
                                                            ------             ------
Increase (decrease) from investment operations:
  Net investment loss                                       $(0.16)            $(0.17)
  Net realized and unrealized gain (loss)
   on investments                                            (0.46)              0.81
                                                            ------             ------
     Net increase (decrease) from investment
       operations                                           $(0.62)            $ 0.64
                                                            ------             ------
Net increase (decrease) in net asset value                  $(0.62)            $ 0.64
                                                            ------             ------
Net asset value, end of period                              $25.34             $25.96
                                                            ======             ======
Total return*                                                (2.39)%             2.53%(b)
Ratio of net expenses to average net assets+                  2.10%**            2.07%**
Ratio of net investment loss to average net assets+          (1.52)%**          (1.59)%**
Portfolio turnover rate                                          8%**               8%
Net assets, end of period (in thousands)                    $8,079             $5,860
Ratios assuming no waiver of management fees and
  assumption of expenses by PIM and no reduction
  for fees paid indirectly:
  Net expenses                                                2.62%**            2.67%**
  Net investment loss                                        (2.04)%**          (2.19)%**
Ratios assuming waiver of management fees and
  assumption of expenses by PIM and reduction for
  fees paid indirectly:
  Net expenses                                                2.10%**            2.07%**
  Net investment loss                                       (1.52)%**        (1.59)%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.
(b)  Not Annualized.

The accompanying notes are an integral part of these financial statements.   23

Pioneer Small and Mid Cap Growth Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                           Six Months
                                                              Ended            2/21/04
                                                             6/30/05              to
                                                           (unaudited)         12/31/04
CLASS R
Net asset value, beginning of period                         $26.00             $25.32
                                                             ------             ------
Increase from investment operations:
  Net investment loss                                        $(0.11)            $(0.05)
  Net realized and unrealized gain (loss)
   on investments                                             (0.43)              0.73
                                                             ------             ------
     Net increase (decrease) from investment
       operations                                            $(0.54)            $ 0.68
                                                             ------             ------
Net increase (decrease) in net asset value                   $(0.54)            $ 0.68
                                                             ------             ------
Net asset value, end of period                               $25.46             $26.00
                                                             ======             ======
Total return*                                                 (2.08)%             2.69%(b)
Ratio of net expenses to average net assets+                   1.47%**            1.51%**
Ratio of net investment loss to average net assets+           (0.89)%**          (1.00)%**
Portfolio turnover rate                                           8%**               8%
Net assets, end of period (in thousands)                     $1,085             $  370
Ratios assuming no waiver of management fees and
  assumption of expenses by PIM and no reduction
  for fees paid indirectly:
  Net expenses                                                 2.00%**            2.09%**
  Net investment loss                                         (1.42)%**          (1.58)%**
Ratios assuming waiver of management fees and
  assumption of expenses by PIM and reduction for
  fees paid indirectly:
  Net expenses                                                 1.47%**            1.51%**
  Net investment loss                                         (0.89)%**          (1.00)%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.
(b)  Not Annualized.

24   The accompanying notes are an integral part of these financial statements.

Pioneer Small and Mid Cap Growth Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/05 (unaudited)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies
Pioneer Small and Mid Cap Growth Fund (the Fund), formerly known as Pioneer Papp Small and Mid Cap Growth fund, is one of eight portfolios comprising Pioneer Series Trust II, a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund, which commenced operations on February 20, 2004 is the successor to the Papp Small & Mid-Cap Growth Fund, Inc. The Papp Small & Mid-Cap Growth Fund transferred all of its net assets in exchange for the Fund's Class A shares in a one-to-one exchange ratio on February 20, 2004 pursuant to an agreement and plan of reorganization (the "reorganization" was approved by the Shareholders of Papp Small & Mid-Cap Growth Fund, Inc. on February 20, 2004). Accordingly, the reorganization, which was a tax-free exchange, had no effect on the Fund's operations. The investment objective of the Fund is to seek capital appreciation by investing in a diversified portfolio of securities consisting primarily of common stocks.

The Fund offers four classes of shares - Class A, Class B, Class C and Class R shares. Class B, Class C, and Class R shares were first publicly offered on February 23, 2004. Each class of shares represents an interest in the same portfolio of investments of the Fund and has equal rights to voting, redemptions, dividends and liquidation, except that the level of transfer agent and distribution fees may differ among classes. Class A, Class B, Class C, and Class R shareowners have exclusive voting rights with respect to the distribution plan for each class.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting years. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry.

Pioneer Small and Mid Cap Growth Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/05 (unaudited)                    (continued)
--------------------------------------------------------------------------------

A.   Security Valuation

     Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
     (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Fund also may use the fair value of a security including a non-U.S. security when the closing market price on the principal exchange where the security is traded no longer reflects the value of the security. At June 30, 2005 there were no securities fair valued. Temporary cash investments are valued at amortized cost.

     Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in exercise of reasonable diligence. Dividend and interest income is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with

Pioneer Small and Mid Cap Growth Fund
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

     At December 31, 2004, the Fund had a net capital loss carryforward of $1,363,478, of which $161,145 will expire in 2009, $266,040 will expire in
     2010, $380,280 will expire in 2011 and $556,013 will expire in 2012, if not utilized.

     The tax character of current year distributions will be determined at the end of the fiscal year. There were no distributions paid during the fiscal year ended December 31, 2004.

     The following shows the components of distributable earnings on a federal income tax basis at December 31, 2004.

--------------------------------------------------------------------------------
                                                           2004
--------------------------------------------------------------------------------
  Undistributed ordinary income                         $         -
  Capital Loss Carryforward                              (1,363,478)
  Unrealized appreciation                                 9,163,477
                                                        -----------
   Total                                                $ 7,799,999
                                                        ===========
--------------------------------------------------------------------------------

C.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), earned approximately $12,746 in underwriting commissions on the sale of Class A shares during the six months ended June 30, 2005.

D.   Class Allocations

     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, Class C, and Class R shares of the Fund, respectively (see Note 4). Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and

Pioneer Small and Mid Cap Growth Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/05 (unaudited)                    (continued)
--------------------------------------------------------------------------------

     realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

     Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, on the same day, and in the same amount, except that Class A, Class B, Class C, and Class R shares can bear different transfer agent and distribution fees.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredito Italiano, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.85% of the Fund's average daily net assets up to $1 billion and 0.80% of the excess over $1 billion.

PIM and not the Fund pays a portion of the fee it receives from the Fund to L. Roy Papp & Associates LLP (Papp) as compensation for its sub advisory services to the Fund.

Prior to the reorganization, Papp Small and Mid Cap Growth Fund, Inc. was advised by Papp, which received an annual fee equal to 1.0% of the Fund's net assets.

Through December 31, 2006, PIM has agreed not to impose all or a portion of its management fee and to assume other operating expenses of the Fund to the extent necessary to limit expenses to 1.25% of average daily net assets attributable to Class A; the portion of the Fund-wide expenses attributable to Class B, Class C and Class R shares will be reduced only to the extent that such expenses are reduced for Class A shares.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. On June 30, 2005, $624 was payable to PIM related to management fees, administrative costs and certain others services, and is included in due to affiliates.

Pioneer Small and Mid Cap Growth Fund
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

3. Transfer Agent

Since the Reorganization, PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $18,869 in transfer agent fees payable to PIMSS at June 30, 2005. Prior to the reorganization Papp was the transfer and shareholder servicing agent.

4. Distribution and Service Plans

Effective February 20, 2004 the Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan, Class C Plan, and Class R Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Pursuant to the Class R Plan, the Fund pays PFD 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in due to affiliates is $665 in distribution fees payable to PFD at June 30, 2005. The Fund also has adopted a separate service plan for Class R shares (Service
Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holdings shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). Effective February 20, 2004 a CDSC of 1.00% may be imposed on certain net asset value purchases of Class A shares that are redeemed within 18 months of purchase. Class B shares subscribed on or after December 1, 2004 that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased prior to

Pioneer Small and Mid Cap Growth Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/05 (unaudited)                    (continued)
--------------------------------------------------------------------------------

December 1, 2004 remain subject to the CDSC in effect at the time those shares were purchased. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Redemptions of Class R shares within 18 months of purchase were subject to a CDSC of 1.00%. Effective July 1, 2004, the CDSC on Class R shares was eliminated. Proceeds from the CDSCs are paid to PFD. For the six months ended June 30, 2005, CDSCs in the amount of $8,457 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS resulting in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the six months ended June 30, 2005, the Fund's expenses were reduced by $1,091 under such arrangements.

Pioneer Small and Mid Cap Growth Fund
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Trustees                                Officers
John F. Cogan, Jr., Chairman            John F. Cogan, Jr., President
David R. Bock                           Osbert M. Hood, Executive
Mary K. Bush                            Vice President
Margaret B.W. Graham                    Vincent Nave, Treasurer
Osbert M. Hood                          Dorothy E. Bourassa, Secretary
Marguerite A. Piret
Stephen K. West
John Winthrop


Investment Adviser and Administrator
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Wilmer Cutler Pickering Hale and Dorr LLP


Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.




Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerfunds.com. This information is also available on our web site at www.pioneerfunds.com and on the Securities and Exchange Commission's web site at http://www.sec.gov.

--------------------------------------------------------------------------------
PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS
--------------------------------------------------------------------------------

Your investment professional can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-800-225-6292.

FactFone(SM)
This is our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. To utilize this service, call 1-800-225-4321. For specific account information, have your account number, fund number and your personal identification number (PIN) in hand. If this is your first time using FactFone, you will need to establish a PIN.

Visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers fund performance would be lower. Waivers may not be in effect for all funds and can be rescinded at any time. See the prospectus and financial statements for complete details.

90-Day Reinvestment Privilege (for Class A and Class B Shares)
This privilege enables you to reinvest all or a portion of the money you redeemed from your Pioneer account - without paying a sales charge - within 90 days from your redemption. Upon your request, the shares will be reinvested into your choice of any Class A fund with the same registration as the originating account. Please note that you will need to meet fund minimum requirements.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Automatic Investment Plan
An easy and convenient way for you to invest on a regular basis. Pioneer will automatically draft a predetermined dollar amount, specified by you, from your bank account and purchase shares into your investments. Watch your investments grow using the dollar-cost averaging approach.

The use of a systematic investing program does not guarantee a profit or protect against a loss in declining markets. You should consider your financial ability to continue to invest through periods of low prices.

Payroll Investment Program (PIP)
This service enables you to fund your Pioneer investment directly through a payroll deduction. After completing Pioneer's authorization form, your employer will deduct a predetermined dollar amount from your paycheck to be invested at Pioneer.

Automatic Exchange Program
A systematic way to move money from one Pioneer fund to another over a period of time. Just choose the amounts and dates for Pioneer to sell shares from your original fund and use the proceeds to buy shares of the other funds you have chosen. To establish this service, simply complete a Pioneer Account Options form. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)

Systematic Withdrawal Plan (SWP)
This service allows you to establish automatic withdrawals from your account. You decide the frequency and the day of the month. Pioneer will send the proceeds by check to a designated address or electronically to your bank account. Simply complete a Pioneer Account Options form to begin this service.

Investing in mutual funds involves significant risks, for complete information on the specific risks associated with each fund, please see the appropriate fund's prospectus.

Please consider a fund's investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information about a fund and should be read carefully before you invest. To obtain a prospectus and for other information on any Pioneer fund, contact your adviser, call 1-800-225-6292 or visit www.pioneerfunds.com.

--------------------------------------------------------------------------------
THE PIONEER FAMILY OF MUTUAL FUNDS
--------------------------------------------------------------------------------

Please consider a fund's investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information about a fund and should be read carefully before you invest or send money. To obtain a prospectus and for other information on any Pioneer fund, contact your advisor, call 1-800-225-6292 or visit our web site at www.pioneerfunds.com.

U.S. Equity
Pioneer Fund
Pioneer Balanced Fund
Pioneer Cullen Value Fund
Pioneer Equity Income Fund
Pioneer Equity Opportunity Fund
Pioneer Growth Opportunities Fund
Pioneer Growth Shares
Pioneer Mid Cap Growth Fund
Pioneer Mid Cap Value Fund
Pioneer Oak Ridge Large Cap
 Growth Fund
Pioneer Oak Ridge Small Cap
 Growth Fund**
Pioneer AmPac Growth Fund(1)
Pioneer Small and Mid Cap
 Growth Fund(2)
Pioneer Growth Leaders Fund(3)
Pioneer Strategic Growth Fund(4)
Pioneer Real Estate Shares
Pioneer Research Fund
Pioneer Small Cap Value Fund
Pioneer Small Company Fund
Pioneer Value Fund

Asset Allocation
Pioneer Ibbotson Moderate
 Allocation Fund
Pioneer Ibbotson Growth
 Allocation Fund
Pioneer Ibbotson Aggressive
 Allocation Fund
Pioneer Ibbotson Conservative
 Allocation Fund

International/Global Equity
Pioneer Emerging Markets Fund
Pioneer Europe Select Equity Fund
Pioneer International Equity Fund
Pioneer International Value Fund

Fixed Income
Pioneer America Income Trust
Pioneer Bond Fund
Pioneer California Tax Free
 Income Fund
Pioneer Global High Yield Fund
Pioneer High Yield Fund
Pioneer Municipal Bond Fund
Pioneer Short Term Income Fund
Pioneer Strategic Income Fund
Pioneer Tax Free Income Fund

Money Market
Pioneer Cash Reserves Fund*
Pioneer Tax Free Money Market Fund

1 Formerly Pioneer Papp America-Pacific Rim Fund
2 Formerly Pioneer Papp Small and Mid Cap Growth Fund
3 Formerly Pioneer Papp Stock Fund
4 Formerly Pioneer Papp Strategic Growth Fund
* An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
** Effective May 26, 2005, Pioneer Oak Ridge Small Cap Growth Fund is generally closed to new investors. Purchases in the Fund will be limited to existing investors.

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--------------------------------------------------------------------------------

                            This page for your notes.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                            This page for your notes.

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Telecommunications Device for the Deaf (TDD)                      1-800-225-1997

Write to us:

PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014


Our toll-free fax                                                 1-800-225-4240


Our internet e-mail address                        ask.pioneer@pioneerinvest.com
(for general questions about Pioneer only)


Visit our web site:                                         www.pioneerfunds.com


Please consider the Fund's investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information about the Fund and should be read carefully before you invest. To obtain a prospectus and for other information on any Pioneer fund, call 1-800-225-6292 or visit our web site www.pioneerfunds.com.

The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


                                    PIONEER
                                     -------
                                     GROWTH
                                  OPPORTUNITIES
                                      FUND

                                   Semiannual
                                     Report

                                     6/30/05

                              [LOGO] PIONEER
                                     Investments(R)

Table of Contents
--------------------------------------------------------------------------------

Letter to Shareowners                         1
Portfolio Summary                             2
Prices and Distributions                      3
Performance Update                            4
Comparing Ongoing Fund Expenses               8
Portfolio Management Discussion              10
Schedule of Investments                      14
Financial Statements                         23
Notes to Financial Statements                31
Trustees, Officers and Service Providers     38
The Pioneer Family of Mutual Funds           39

Pioneer Growth Opportunities Fund
--------------------------------------------------------------------------------
LETTER TO SHAREOWNERS 6/30/05
--------------------------------------------------------------------------------

Dear Shareowner,
--------------------------------------------------------------------------------
The U.S. economy has expanded at an annualized rate of at least three percent for eight straight quarters, a feat it last achieved in the 1980s. Job conditions are strengthening as well: by mid-year, the unemployment rate had fallen to 5.0% for the first time since September 11, 2001. Retail sales trends
- apart from automobiles - were upbeat as sunnier employment prospects sent consumers to the malls. And with the economy expanding, corporate profits have been moving ahead smartly.

But equity investors were unconvinced by this evidence and instead brooded about the possibility of slowing growth later in the year. For one thing, expectations were for a moderating pace of profit growth. For another, the Federal Reserve Board has raised short-term interest rates nine times. And some areas of the economy are feeling the impact of record high energy prices. So investors were lukewarm toward stocks, with modest losses in the S&P 500 Stock Index and the Dow Jones Industrials the result. The technology-heavy NASDAQ Composite also slid, as did small-company stocks, as measured by the Russell 2000 Index. Value stocks, viewed as less vulnerable to declines in a less robust economy, held up better than growth.

Corporate bonds felt the sting of ratings downgrades in the automobile sector. Treasury issues fared better, as yields fell and prices rose among intermediate and longer-term issues, which were little affected by rising short-term rates. Low long-term yields may signal investor confidence that the Fed will succeed in dousing inflationary fires; they also brought more affordable mortgages, further boosting home construction. Municipal revenue bonds edged upward as healthier economic conditions bolstered tax collections.

The dollar's rebound positively affected foreign markets. Europe's stock markets performed better than business and political conditions might suggest, and Japan's market inched higher.

Pioneer's analysts believe that, although the rate of growth may slow, carefully selected, good quality stocks and bonds have the potential to deliver solid results. Our global investment experts are well positioned to discover what we believe are attractive opportunities in the world's markets.

Large or small? Bonds or stocks? Domestic or international?

Just what your mix of investments should be isn't a question to be taken lightly. Much of your long-term return will depend on the kinds of investments you own, not just the individual items in your portfolio. For an analysis of your holdings and some ideas to help bring your investments in line with your aspirations, talk to your financial professional.

Please consider a fund's investment objective, risks, charges and expenses carefully before investing. The prospectus contains this and other information about each fund and should be read carefully before you invest or send money. To obtain a prospectus and for other information on any Pioneer fund, contact your financial advisor, call 1-800-225-6292 or visit our web site at www.pioneerfunds.com.

Respectfully,

/s/ Osbert M. Hood

Osbert M. Hood
President
Pioneer Investment Management, Inc.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Growth Opportunities Fund
--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 6/30/05
--------------------------------------------------------------------------------

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[The following table was depicted as a pie chart in the printed material.]

U.S. Common Stocks                              79.1%
Temporary Cash Investments                      15.5%
Exchange Traded Funds                            3.6%
Depositary Receipts for International Stocks     1.5%
Warrants                                         0.3%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[The following table was depicted as a pie chart in the printed material.]

Information Technology                  21.1%
Health Care                             19.5%
Financials                              16.6%
Consumer Discretionary                  15.7%
Industrials                             13.1%
Energy                                   6.1%
Materials                                4.7%
Consumer Staples                         2.8%
Telecommunication Services               0.4%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)*

  1.   Scientific Games Corp.                  2.17%
  2.   American Healthways, Inc.               2.06
  3.   Serologicals Corp.                      2.03
  4.   Matria Healthcare, Inc.                 1.91
  5.   Micros Systems, Inc.                    1.90
  6.   PolyMedica Corp.                        1.85
  7.   Forest Oil Corp.                        1.78
  8.   Nu Skin Enterprises, Inc.               1.77
  9.   IShares Russell 2000 SmallCap Growth    1.76
 10.   Aeropostale, Inc.                       1.71

*This list excludes temporary cash and derivative instruments. The portfolio is actively managed, and current holdings may be different.

Pioneer Growth Opportunities Fund
-----------------------------------------------------------------------------
PRICES AND DISTRIBUTIONS
--------------------------------------------------------------------------------

Net Asset Value Per Share
--------------------------------------------------------------------------------

  Class            6/30/05         12/31/04
  -----            -------         --------
    A              $29.34          $29.80
    B              $27.41          $27.94
    C              $27.43          $27.94
 Investor          $29.90          $30.31

Distributions Per Share
--------------------------------------------------------------------------------

                          1/1/05 - 6/30/05
                          ----------------
                 Net
              Investment     Short-Term      Long-Term
    Class       Income     Capital Gains   Capital Gains
    -----     ----------   -------------   -------------
      A          $ -            $ -             $ -
      B          $ -            $ -             $ -
      C          $ -            $ -             $ -
  Investor       $ -            $ -             $ -

--------------------------------------------------------------------------------
INDEX DEFINITIONS
--------------------------------------------------------------------------------

The Russell 2000 Index measures U.S. small-cap stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, charges or expenses. You cannot invest directly in an index.

The index defined here pertains to the Value of $10,000 Investment charts on pages 4-7.

Pioneer Growth Opportunities Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/05                                        CLASS A SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Growth Opportunities Fund at public offering price, compared to that of the Russell 2000 Index.

-----------------------------------------------
Average Annual Total Returns
(As of June 30, 2005)
                   Net Asset    Public Offering
Period            Value (NAV)     Price (POP)
Life-of-Class
(9/30/96)            11.58%        10.86%
5 Years               5.24          4.00
1 Year               11.18          4.78
-----------------------------------------------

[The following table was depicted as a mountain chart in the printed material.]

                  Pioneer Growth        Russell 2000
                Opportunities Fund         Index
9/96                 $ 9,425              $10,000
6/97                  14,707               11,594
                      21,278               13,505
6/99                  17,767               13,708
                      19,040               15,671
6/01                  23,379               15,761
                      18,680               14,406
6/03                  16,686               14,171
                      22,106               18,897
6/05                  24,577               20,686

Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

POP returns reflect deduction of maximum 5.75% sales charge. NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

The performance of each class of the Fund is the performance of the predecessor fund's Class A, Class B and Class C shares, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). This adjustment has the effect of reducing the previously reported performance of predecessor fund. Pioneer Growth Opportunities Fund was created through the reorganization of predecessor Safeco funds on December 10, 2004. If all the expenses of the Pioneer fund were reflected, the performance would be lower.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds and can be rescinded at any time. See the prospectus and financial statements for complete details.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Growth Opportunities Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/05                                        CLASS B SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Growth Opportunities Fund, compared to that of the Russell 2000 Index.

----------------------------------------
Average Annual Total Returns
(As of June 30, 2005)
                        If         If
Period                 Held     Redeemed
Life-of-Class
(9/30/96)             10.73%      10.73%
5 Years                4.49        4.49
1 Year                10.30        6.30
----------------------------------------

[The following table was depicted as a mountain chart in the printed material.]

                  Pioneer Growth        Russell 2000
                Opportunities Fund         Index
9/96                $10,000              $10,000
6/97                 15,526               11,594
                     22,278               13,505
6/99                 18,426               13,708
                     19,592               15,671
6/01                 23,928               15,761
                     18,978               14,406
6/03                 16,824               14,171
                     22,121               18,897
6/05                 24,399               20,686

Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). Effective December 1, 2004, the period during which a CDSC is applied to withdrawals was shortened to 5 years. The maximum CDSC for Class B shares continues to be 4%. For more complete information, please see the prospectus for details. Note: Shares purchased prior to December 1, 2004 remain subject to the CDSC in effect at the time you purchased those shares. For performance information for shares purchased prior to December 1, 2004, please visit www.pioneerfunds.com/bshares. Class B shares reflect the deduction of the maximum applicable contingent deferred sales charge (CDSC). The maximum CDSC is 4.0% and declines over five years.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

The performance of each class of the Fund is the performance of the predecessor fund's Class A, Class B and Class C shares, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If all the expenses of the Pioneer fund were reflected, the performance would be lower. This adjustment has the effect of reducing the previously reported performance of predecessor fund. Pioneer Growth Opportunities Fund was created through the reorganization of predecessor Safeco funds on December 10, 2004.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds and can be rescinded at any time. See the prospectus and financial statements for complete details.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Growth Opportunities Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/05                                        CLASS C SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Growth Opportunities Fund at public offering price, compared to that of the Russell 2000 Index.

-----------------------------------------
Average Annual Total Returns
(As of June 30, 2005)
                       If           If
Period                Held       Redeemed
Life-of-Class
(9/30/96)             10.74%      10.74%
5 Years                4.50        4.50
1 Year                10.38       10.38
-----------------------------------------

[The following table was depicted as a mountain chart in the printed material.]

                  Pioneer Growth        Russell 2000
                Opportunities Fund         Index

9/96                 $10,000              $10,000
6/97                  15,526               11,594
                      22,278               13,505
6/99                  18,426               13,708
                      19,592               15,671
6/01                  23,910               15,761
                      18,969               14,406
6/03                  16,824               14,171
                      22,121               18,897
6/05                  24,417               20,686

Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

The performance of each class of the Fund is the performance of the predecessor fund's Class A, Class B and Class C shares, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). This adjustment has the effect of reducing the previously reported performance of predecessor fund. Pioneer Growth Opportunities Fund was created through the reorganization of predecessor Safeco funds on December 10, 2004. If all the expenses of the Pioneer fund were reflected, the performance would be lower.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds and can be rescinded at any time. See the prospectus and financial statements for complete details.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Growth Opportunities Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/05                                 INVESTOR CLASS SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Growth Opportunities Fund, compared to that of the Russell 2000 Index.

-----------------------------------------
Average Annual Total Returns
(As of June 30, 2005)
                       If           If
Period                Held       Redeemed
10 Years              10.79%      10.79%
5 Years                5.53        5.53
1 Year                11.44       11.44
-----------------------------------------

[The following table was depicted as a mountain chart in the printed material.]

                  Pioneer Growth        Russell 2000
                Opportunities Fund         Index

6/95                 $10,000              $10,000
                      12,111               12,390
6/97                  16,395               14,415
                      23,712               16,792
6/99                  19,816               17,043
                      21,279               19,485
6/01                  26,245               19,596
                      21,037               17,912
6/03                  18,820               17,619
                      24,996               23,495
6/05                  27,857               25,714

Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Certain Pioneer funds (the "Funds") issued Investor Class shares in connection with the reorganization of Safeco mutual funds. The Funds are not offering additional Investor Class shares except in connection with the reinvestment of dividends on the Funds' outstanding Investor Class shares. All Investor Class shares of the Funds, whenever issued, convert to Class A shares of their respective Funds on December 10, 2006. Investor Class shares are not subject to sales charges.

The performance of each class of the Fund is the performance of the predecessor fund's Class A, Class B and Class C shares, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). This adjustment has the effect of reducing the previously reported performance of predecessor fund. Pioneer Growth Opportunities Fund was created through the reorganization of predecessor Safeco funds on December 10, 2004. If all the expenses of the Pioneer fund were reflected, the performance would be lower.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds and can be rescinded at any time. See the prospectus and financial statements for complete details.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Growth Opportunities Fund
--------------------------------------------------------------------------------
COMPARING ONGOING FUND EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000 Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Growth Opportunities Fund

Based on actual returns from January 1, 2005 through June 30, 2005

                                                                               Investor
Share Class                           A              B              C           Class
----------------------------------------------------------------------------------------
 Beginning Account Value          $1,000.00      $1,000.00      $1,000.00      $1,000.00
 On 1/1/05
 Ending Account Value             $  984.60      $  981.00      $  981.80      $  986.50
 On 6/30/05
 Expenses Paid During Period*     $    6.40      $   11.35      $    9.63      $    4.53

* Expenses are equal to the Fund's annualized expense ratio of 1.30%, 2.31%, 1.96% and 0.92% for Class A, Class B, Class C and Investor Class shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Pioneer Growth Opportunities Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Growth Opportunities Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from January 1, 2005 through June 30, 2005

                                                                                Investor
Share Class                           A              B              C            Class
----------------------------------------------------------------------------------------
 Beginning Account Value          $1,000.00      $1,000.00      $1,000.00      $1,000.00
 On 1/1/05
 Ending Account Value             $1,018.35      $1,013.34      $1,015.08      $1,020.23
 On 6/30/05
 Expenses Paid During Period*     $    6.51      $   11.53      $    9.79      $    4.61

* Expenses are equal to the Fund's annualized expense ratio of 1.30%, 2.31%, 1.96% and 0.92% for Class A, Class B, Class C and Investor Class shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Pioneer Growth Opportunities Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/05
--------------------------------------------------------------------------------

Class A shares of Pioneer Growth Opportunities Fund produced a total return of -1.54% at net asset value during the six-month period ended June 30, 2005, compared to a return of -1.25% for its benchmark, the Russell 2000 Index. The Fund underperformed the -0.05% average return of the 632 funds in the Lipper Small-Cap Core category.

Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

In the following interview, Michael Rega and Diego Franzin, co-managers of Pioneer Growth Opportunities Fund, discuss the factors that influenced performance for the six-month period ended June 30, 2005.

Q: How did small-cap growth stocks perform during the past six months?

A: The investment environment for small-cap growth stocks proved challenging during the first half of the year. Small-caps posted modest gains and growth stocks underperformed value stocks. Three important factors contributed to the relative performance of the asset class. First, small-caps had outperformed the broader market for over six years, meaning that valuations had become less attractive on a relative basis. Second, expectations for economic growth became more mixed, a negative for small-cap growth since the asset class generally delivers its best performance when growth is accelerating. And third, growth stocks lagged across all market segments due largely to the fact that technology - a traditional growth sector - underperformed at the same time as typical value sectors such as energy, real estate investment trusts, and utilities all performed well.

Q: In the December report to shareholders, you discussed some changes your team had been making since taking over the Fund's management duties. How is this process progressing?

A: We have made substantial progress in bringing the Fund's holdings more closely in line with our investment style. To review, we employ an approach that uses a quantitative model to identify reasonably valued, fast-growing small-cap stocks. We then use

Pioneer Growth Opportunities Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   fundamental research to narrow further the field of candidates to what we believe are the best individual companies in each sector. Our goal is to keep the Fund's sector weightings within plus or minus about 3.5% of the benchmark weighting, so that individual stock selection will be the most important driver of performance. Additionally, we have been striving to increase diversification by boosting the number of individual companies we hold in the portfolio and by reducing the maximum size of its individual positions. We are well on the way to completing this process, but we are not there yet since the less liquid nature of many small-cap stocks means that such moves need to be executed gradually.

Q: What elements of the Fund's positioning helped performance?

A: Our stock selection in the consumer discretionary sector was helpful to the Fund's performance. A top contributor was the teen retailer Aeropostale, a stock that we had owned for less than two months as of June 30, but that gained almost 30% in that interval. Performance also benefited from our positions in Guess, which has capitalized on the current popularity of denim products, and Stage Stores, a retailer of national brand apparel that is growing both through strong same-store sales and the addition of new stores throughout the South and Mid-Atlantic states.

   Outside of retail, the Fund benefited from its holding in Forest Oil, a stock that our quantitative model showed to be undervalued in relation to its robust cash flows. Subsequent fundamental analysis revealed that the company, which in the past took a speculative approach to discovering oil, has upgraded the quality of its properties since a new management team came to the helm. This serves as an excellent example of our investment process at work: our quantitative screens identified Forest Oil as having a positive reward/risk profile, and our fundamental analysis verified the stock as an attractive buy - an assessment that has since proven correct.

   Two other notable positive contributors were Station Casinos and American Healthways. Station has several casinos based in Las Vegas, catering mostly to locals, which means that the company is less dependant on the cyclical drivers of the travel and entertainment industry such as economic growth or the cost of air travel. In addition, the company has a portfolio of undeveloped casino sites in the higher growth areas of Las Vegas positioning the company for future growth. American Healthways, meanwhile, is in the business known as disease management, an area that is

Pioneer Growth Opportunities Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/05                            (continued)
--------------------------------------------------------------------------------

   experiencing very strong growth. Disease management firms are hired by insurance companies to work directly with people who have several or complicated illnesses in order to assist their clients in managing their various treatments and interactions. This process allows insurance companies to not only provide a value-added service to their customers, but also helps the company better control costs. The growing popularity of this service among insurance companies along with better execution by American Healthways propelled the stock to a gain of over 25% during the Fund's semiannual reporting period.

   From a sector standpoint, performance was helped by an underweight in technology. While we have increased the Fund's weighting in this area since we became its managers, we are keeping its weighting below the benchmark because we are not finding as many compelling investment ideas in the sector.

Q: What were some detractors from performance?

A: The largest individual detractors from performance were the Fund's positions in the Puerto Rican banks Doral Financial and W. Holding. Doral's stock price fell sharply in March when questions arose about the way it was valuing the financial instruments it was using to manage its interest-rate risk, a problem that later forced the company to restate its earnings results. At about the same time, speculation arose that the Puerto Rican government would impose a tax on banks as a means to boost government revenue. Though W. Holding was not hurt by the company-specific issues that affected Doral, the negative sentiment that resulted from the combination of Doral's problems and the tax proposal caused its stock price to decline in sympathy.

   Also detracting from performance was Kinetics, which experienced delayed approval by the Food and Drug Administration for one of its products. Believing this is only a delay and that the product will eventually make it to the market, we continue to hold the stock in the portfolio.

   Performance was also hurt by an overweight in the financial sector. We have been decreasing our stake in financials in order to bring the portfolio more closely in line with the benchmark, but the process did not happen quickly enough to help us avoid the sector's underperformance.

Pioneer Growth Opportunities Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Q: Do you have any final thoughts for investors?

A: We do not foresee any major long-trending themes emerging in the U.S.
   small-cap stock market during the second half of the year. With no clear investment "story" to move specific sectors or the market as a whole, we anticipate that individual stock selection will be critical to outperformance. We believe this works to our advantage, given our multifaceted, research-driven approach. Looking ahead, we expect that we will be searching for opportunities in technology, a sector that within the small-cap asset class is at historically low valuation levels. Specifically, we believe tech companies that make applications for use in the health-care sector represent a potentially compelling opportunity. Overall, we will remain focused on constructing a portfolio of small-cap stocks that we believe offer the optimal combination of strong growth prospects and attractive valuations.


   At times, the Fund may focus its investments in one industry or on a group of related industries. To the extent the Fund emphasizes investments in a market segment, the Fund will be more susceptible to adverse economic, political or regulatory developments affecting those industries than a portfolio that invests more broadly and as a result may experience greater market fluctuation than a fund without the same focus. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. Investing in small companies may offer the potential for higher returns, but these companies are also subject to greater short-term price fluctuations than larger, more established companies.


Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Growth Opportunities Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/05 (unaudited)
--------------------------------------------------------------------------------

  Shares                                                                 Value
             COMMON STOCKS - 94.3%
             Energy - 6.0%
             Oil & Gas Drilling - 1.7%
302,900      Pride International, Inc*                             $ 7,784,530
                                                                   -----------
             Oil & Gas Equipment & Services - 1.1%
166,500      FMC Technologies, Inc.                                $ 5,323,005
                                                                   -----------
             Oil & Gas Exploration & Production - 3.2%
193,200      Forest Oil Corp.*                                     $ 8,114,400
162,400      Newfield Exploration Co.*                               6,478,136
                                                                   -----------
                                                                   $14,592,536
                                                                   -----------
             Total Energy                                          $27,700,071
                                                                   -----------
             Materials - 4.7%
             Construction Materials - 2.2%
 94,200      Florida Rock Industries, Inc.                         $ 6,909,570
 53,900      Texas Industries, Inc.                                  3,030,797
                                                                   -----------
                                                                   $ 9,940,367
                                                                   -----------
             Fertilizers & Agricultural Chemicals - 1.5%
 94,100      The Scotts Miracle-Gro Co.*                           $ 6,700,861
                                                                   -----------
             Specialty Chemicals - 0.5%
530,000      Omnova Solutions, Inc.*                               $ 2,469,800
                                                                   -----------
             Steel - 0.5%
174,500      Ryerson Tull, Inc. (b)                                $ 2,490,115
                                                                   -----------
             Total Materials                                       $21,601,143
                                                                   -----------
             Capital Goods - 7.7%
             Aerospace & Defense - 3.1%
 86,300      Alliant Techsystems, Inc.*                            $ 6,092,780
129,000      DRS Technologies, Inc.*                                 6,615,120
 90,000      Hexcel Corp.*                                           1,522,800
                                                                   -----------
                                                                   $14,230,700
                                                                   -----------
             Construction & Farm Machinery & Heavy
             Trucks - 2.3%
207,400      AGCO Corp.*                                           $ 3,965,488
 54,100      Terex Corp.*                                            2,131,540
219,500      Wabtec Corp.                                            4,714,860
                                                                   -----------
                                                                   $10,811,888
                                                                   -----------

14   The accompanying notes are an integral part of these financial statements.

Pioneer Growth Opportunities Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  Shares                                                                 Value
             Industrial Conglomerates - 0.6%
186,400      Tredegar Corp.                                        $ 2,907,840
                                                                   -----------
             Industrial Machinery - 1.7%
105,900      Pentair, Inc.                                         $ 4,533,579
136,800      Stewart & Stevenson Services, Inc.                      3,099,888
                                                                   -----------
                                                                   $ 7,633,467
                                                                   -----------
             Total Capital Goods                                   $35,583,895
                                                                   -----------
             Commercial Services & Supplies - 2.8%
             Commercial Printing - 0.7%
 97,650      R.R. Donnelly & Sons Co.                              $ 3,369,902
                                                                   -----------
             Diversified Commercial Services - 0.9%
188,874      NCO Group, Inc.*                                      $ 4,085,345
                                                                   -----------
             Human Resource & Employment Services - 1.2%
183,300      Monster Worldwide, Inc.*                              $ 5,257,044
                                                                   -----------
             Total Commercial Services & Supplies                  $12,712,291
                                                                   -----------
             Transportation - 2.5%
             Trucking - 2.5%
242,000      Heartland Express, Inc.                               $ 4,702,060
247,525      Old Dominion Freight Line, Inc*                         6,641,096
                                                                   -----------
                                                                   $11,343,156
                                                                   -----------
             Total Transportation                                  $11,343,156
                                                                   -----------
             Consumer Durables & Apparel - 5.5%
             Footwear - 2.2%
289,800      Skechers U.S.A.*                                      $ 4,132,548
247,200      Wolverine World Wide, Inc.                              5,935,272
                                                                   -----------
                                                                   $10,067,820
                                                                   -----------
             Homebuilding - 3.3%
435,932      Champion Enterprises, Inc.*                           $ 4,333,164
 55,700      Meritage Corp.*                                         4,428,150
 76,000      Standard-Pacific Corp.                                  6,684,200
                                                                   -----------
                                                                   $15,445,514
                                                                   -----------
             Total Consumer Durables & Apparel                     $25,513,334
                                                                   -----------

 The accompanying notes are an integral part of these financial statements.  15

Pioneer Growth Opportunities Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/05 (unaudited)                          (continued)
--------------------------------------------------------------------------------

  Shares                                                                 Value
             Consumer Services - 5.7%
             Casinos & Gaming - 3.6%
367,300      Scientific Games Corp.*                               $ 9,891,389
100,600      Station Casinos, Inc.                                   6,679,840
                                                                   -----------
                                                                   $16,571,229
                                                                   -----------
             Restaurants - 1.2%
108,300      Rare Hospitality International, Inc.*                 $ 3,299,901
 87,100      Ruby Tuesday, Inc.                                      2,255,890
                                                                   -----------
                                                                   $ 5,555,791
                                                                   -----------
             Specialized Consumer Services - 0.9%
175,700      Jackson Hewitt Tax Service, Inc.                      $ 4,153,548
                                                                   -----------
             Total Consumer Services                               $26,280,568
                                                                   -----------
             Retailing - 4.4%
             Apparel Retail - 4.4%
231,800      Aeropostale, Inc.*                                    $ 7,788,480
159,200      Guess?, Inc.*                                           2,639,536
101,000      Stein Mart, Inc.                                        2,222,000
170,800      Stage Stores, Inc.*                                     7,446,880
                                                                   -----------
                                                                   $20,096,896
                                                                   -----------
             Total Retailing                                       $20,096,896
                                                                   -----------
             Food & Drug Retailing - 0.7%
             Food Retail - 0.7%
174,300      Casey's General Stores, Inc.                          $ 3,454,626
                                                                   -----------
             Total Food & Drug Retailing                           $ 3,454,626
                                                                   -----------
             Food, Beverage & Tobacco - 0.3%
             Soft Drinks - 0.3%
 23,500      Coca-Cola Bottling Co.                                $ 1,187,690
                                                                   -----------
             Total Food, Beverage & Tobacco                        $ 1,187,690
                                                                   -----------
             Household & Personal Products - 1.7%
             Personal Products - 1.7%
346,100      Nu Skin Enterprises, Inc.                             $ 8,064,130
                                                                   -----------
             Total Household & Personal Products                   $ 8,064,130
                                                                   -----------

16   The accompanying notes are an integral part of these financial statements.

Pioneer Growth Opportunities Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  Shares                                                                 Value
             Health Care Equipment & Services - 13.2%
             Health Care Distributors - 0.0%
 15,400      American Medical Alert Corp.*                         $    94,864
                                                                   -----------
             Health Care Equipment - 1.8%
159,400      Palomar Medical Technologies* (b)                     $ 3,812,848
181,000      Steris Corp.                                            4,664,370
                                                                   -----------
                                                                   $ 8,477,218
                                                                   -----------
             Health Care Facilities - 0.8%
 95,500      Kindred Healthcare, Inc.* (b)                         $ 3,782,755
                                                                   -----------
             Health Care Services - 7.8%
222,200      American Healthways, Inc.*                            $ 9,392,394
 64,000      Cerner Corp.*(b)                                        4,350,080
567,200      eResearch Technology, Inc.*                             7,594,808
270,233      Matria Healthcare, Inc.* (b)                            8,709,610
276,400      Pre-Se Technologies, Inc.*                              5,809,928
                                                                   -----------
                                                                   $35,856,820
                                                                   -----------
             Health Care Supplies - 2.8%
107,700      Haemonetics Corp.*                                    $ 4,376,928
236,600      PolyMedica Corp. (b)                                    8,437,156
                                                                   -----------
                                                                   $12,814,084
                                                                   -----------
             Total Health Care Equipment & Services                $61,025,741
                                                                   -----------
             Pharmaceuticals & Biotechnology - 5.6%
             Biotechnology - 4.0%
585,300      Cubist Pharmaceuticals, Inc.*                         $ 7,708,401
199,500      Enzon, Inc.*                                            1,292,760
435,473      Serologicals Corp.* (b)                                 9,253,801
                                                                   -----------
                                                                   $18,254,962
                                                                   -----------
             Pharmaceuticals - 1.6%
275,700      Connetics Corp.*                                      $ 4,863,348
 91,200      Medicis Pharmaceutical Corp. (b)                        2,893,776
                                                                   -----------
                                                                   $ 7,757,124
                                                                   -----------
             Total Pharmaceuticals & Biotechnology                 $26,012,086
                                                                   -----------

The accompanying notes are an integral part of these financial statements.   17

Pioneer Growth Opportunities Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/05 (unaudited)                          (continued)
--------------------------------------------------------------------------------

  Shares                                                                  Value
             Banks - 5.4%
             Regional Banks - 4.2%
 21,400      City National Corp.                                    $ 1,534,594
259,346      Fulton Financial Corp. (b)                               4,668,228
134,500      Irwin Financial Corp.                                    2,984,555
159,200      United Bankshares Inc                                    5,669,112
 88,700      Westamerica BanCorp.                                     4,684,247
                                                                    -----------
                                                                    $19,540,736
                                                                    -----------
             Thrifts & Mortgage Finance - 1.2%
537,561      W Holding Co. Inc.                                     $ 5,493,873
                                                                    -----------
             Total Banks                                            $25,034,609
                                                                    -----------
             Diversified Financials - 1.5%
             Asset Management & Custody Banks - 1.5%
101,200      Affiliated Managers Group, Inc.* (b)                   $ 6,914,996
                                                                    -----------
             Total Diversified Financials                           $ 6,914,996
                                                                    -----------
             Insurance - 3.1%
             Life & Health Insurance - 1.0%
 60,200      Stancorp Financial Group, Inc.                         $ 4,610,116
                                                                    -----------
             Property & Casualty Insurance - 0.4%
 53,500      Infinity Property & Casualty Corp.                     $ 1,866,080
                                                                    -----------
             Reinsurance - 1.7%
 39,500      Arch Capital Group, Ltd.*                              $ 1,779,475
247,200      Scottish RE Group, Ltd.                                  5,992,128
                                                                    -----------
                                                                    $ 7,771,603
                                                                    -----------
             Total Insurance                                        $14,247,799
                                                                    -----------
             Real Estate - 2.2%
             Real Estate Investment Trusts - 2.2%
 94,000      Alexandria Real Estate Equities, Inc.                  $ 6,904,300
 61,800      New Century Financial Corp. (b)                          3,179,610
                                                                    -----------
                                                                    $10,083,910
                                                                    -----------
             Total Real Estate                                      $10,083,910
                                                                    -----------

18   The accompanying notes are an integral part of these financial statements.

Pioneer Growth Opportunities Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  Shares                                                                  Value
             Software & Services - 10.8%
             Application Software - 2.0%
800,400      Parametric Technology Co.*                             $ 5,106,552
564,800      Plato Learning, Inc.*                                    4,168,224
                                                                    -----------
                                                                    $ 9,274,776
                                                                    -----------
             Data Processing & Outsourced Services - 0.3%
 90,800      The BISYS Group, Inc.*                                 $ 1,356,552
                                                                    -----------
             Home Entertainment Software - 1.1%
177,400      THQ, Inc.* (b)                                         $ 5,192,498
                                                                    -----------
             Internet Software & Services - 3.6%
191,400      Digital Insight Corp.*                                 $ 4,578,288
326,800      HouseValues, Inc.* (b)                                   5,908,544
123,000      Websense, Inc.* (b)                                      5,910,150
                                                                    -----------
                                                                    $16,396,982
                                                                    -----------
             IT Consulting & Other Services - 1.4%
815,208      Ciber, Inc.*                                           $ 6,505,360
                                                                    -----------
             Systems Software - 2.4%
193,156      Micros Systems, Inc.*                                  $ 8,643,731
118,000      Macrovision Corp.*                                       2,659,720
                                                                    -----------
                                                                    $11,303,451
                                                                    -----------
             Total Software & Services                              $50,029,619
                                                                    -----------
             Technology Hardware & Equipment - 6.7%
             Communications Equipment - 2.3%
528,900      Arris Group, Inc.*                                     $ 4,606,719
247,600      Extreme Networks, Inc.*                                  1,015,160
188,300      Netgear, Inc.* (b)                                       3,502,380
128,600      Symmetricom, Inc.*                                       1,333,582
                                                                    -----------
                                                                    $10,457,841
                                                                    -----------
             Computer Hardware - 0.3%
 47,500      Intergraph Corp.*                                      $ 1,636,850
                                                                    -----------
             Computer Storage & Peripherals - 0.9%
430,200      Brocade Communications Systems, Inc.*                  $ 1,669,176
110,700      Sandisk Corp.*                                           2,626,911
                                                                    -----------
                                                                    $ 4,296,087
                                                                    -----------

The accompanying notes are an integral part of these financial statements.   19

Pioneer Growth Opportunities Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/05 (unaudited)                          (continued)
--------------------------------------------------------------------------------

  Shares                                                                 Value
             Electronic Equipment & Instruments - 2.0%
552,700      Aeroflex, Inc.*                                      $  4,642,680
197,200      Tektronix, Inc.                                         4,588,844
                                                                  ------------
                                                                  $  9,231,524
                                                                  ------------
             Electronic Manufacturing Services - 0.2%
138,800      TTM Technologies, Inc.*                              $  1,056,268
                                                                  ------------
             Technology Distributors - 1.0%
280,800      Agilysys, Inc.                                       $  4,408,560
                                                                  ------------
             Total Technology Hardware & Equipment                $ 31,087,130
                                                                  ------------
             Semiconductors - 3.3%
             Semiconductor Equipment - 2.7%
454,400      Axcelis Technologies, Inc.*                          $  3,117,184
328,100      Entegris Inc.*                                          3,248,190
185,700      MKS Instruments, Inc.*                                  3,136,473
129,300      Photronics, Inc.*                                       3,017,862
                                                                  ------------
                                                                  $ 12,519,709
                                                                  ------------
             Semiconductors - 0.6%
103,800      DSP Group, Inc.*                                     $  2,477,706
                                                                  ------------
             Total Semiconductors                                 $ 14,997,415
                                                                  ------------
             Telecommunication Services - 0.4%
             Wireless Telecommunication Services - 0.4%
202,100      Ubiquetel, Inc.*                                     $  1,649,136
                                                                  ------------
             Total Telecommunication Services                     $  1,649,136
                                                                  ------------
             TOTAL COMMON STOCKS
             (Cost $312,612,602)                                  $434,620,241
                                                                  ------------
             EXCHANGE TRADED FUNDS - 4.2%
             Diversified Financial Services - 4.2%
 75,300      iShares Russell 2000 Value (b)                       $  4,830,495
 99,200      iShares Russell 2000 Growth (b)                         6,428,160
 73,600      iShares Russell 2000 Small Cap Growth (b)               8,022,400
                                                                  ------------
             TOTAL EXCHANGE TRADED FUNDS                          $ 19,281,055
                                                                  ------------
             (Cost $15,899,954)                                   $ 19,281,055
                                                                  ------------

20   The accompanying notes are an integral part of these financial statements.

Pioneer Growth Opportunities Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     Shares                                                                  Value
                   RIGHTS/WARRANTS - 0.4%
                   Commercial Services & Supplies - 0.0%
                   Diversified Commercial Services - 0.0%
    74,330         NCO Group Warrants Exp. 9/28/06*                     $        -
                                                                        ----------
                   Total Commercial Services & Supplies                 $        -
                                                                        ----------
                   Health Care Equipment & Services - 0.0%
                   Health Care Equipment - 0.0%
    92,625         Endo Warrants Exp. 11/23/05*                         $        -
                                                                        ----------
                   Health Care Facilities - 0.0%
   260,000         Lifepoint Warrants Exp. 4/1/07*                      $        -
   156,000         Lifepoint Warrants Exp. 7/21/07*                              -
                                                                        ----------
                                                                        $        -
                                                                        ----------
                   Health Care Supplies - 0.0%
   172,200         SpectRx Inc Warrants Exp. 6/4/06*                    $        -
                                                                        ----------
                   Total Health Care Equipment & Services               $        -
                                                                        ----------
                   Pharmaceuticals & Biotechnology - 0.4%
                   Biotechnology - 0.1%
   450,000         Photomedex Warrants Exp. 6/13/07*                    $  166,500
                                                                        ----------
                   Pharmaceuticals - 0.3%
   217,500         Nastech Warrants Exp. 3/22/06*                       $1,716,618
                                                                        ----------
                   Total Pharmaceuticals & Biotechnology                $1,883,118
                                                                        ----------
                   TOTAL RIGHTS/WARRANTS
                   (Cost $43,215)                                       $1,883,118
                                                                        ----------
    Principal
     Amount
                   TEMPORARY CASH INVESTMENTS - 18.1%
                   Repurchase Agreement - 1.4%
$6,500,000         UBS, 2.75%, dated 6/30/05, repurchase price of
                   $6,500,000 plus accrued interest on 7/1/05
                   collateralized by $3,563,000 U.S. Treasury Note,
                   2.0%, 8/31/05 and $3,058,000 U.S. Treasury
                   Note, 1.875%, 1/31/06                                $6,500,000
                                                                        ----------

The accompanying notes are an integral part of these financial statements.   21

Pioneer Growth Opportunities Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/05 (unaudited)                          (continued)
--------------------------------------------------------------------------------

   Shares                                                           Value
               Security Lending Collateral - 16.7%
77,061,326     Securities Lending Investment Fund, 3.29%     $ 77,061,326
                                                             ------------
               TOTAL TEMPORARY CASH INVESTMENTS
               (Cost $83,561,326)                            $ 83,561,326
                                                             ------------
               TOTAL INVESTMENT IN SECURITIES - 117.0%
               (Cost $412,117,097) (a)                       $539,345,740
                                                             ------------
               OTHER ASSETS AND LIABILITIES - (17.0)%        $(78,226,113)
                                                             ------------
               TOTAL NET ASSETS - 100.0%                     $461,119,627
                                                             ============

(A.D.R.) American Depositary Receipt

*   Non-income producing security

(a)  At June 30, 2005, the net unrealized gain on investments based on cost for federal income tax purposes of $412,117,097 was as follows:

     Aggregate gross unrealized gain for all investments in which
     there is an excess of value over tax cost                                  $134,325,537

     Aggregate gross unrealized loss for all investments in which
     there is an excess of tax cost over value                                    (7,096,894)
                                                                                ------------
     Net unrealized gain                                                        $127,228,643
                                                                                ============

(b)  At June 30, 2005, the following securities were out on loan:

                                                                     Market
    Shares                          Security                         Value
     100,075     Affiliated Managers Group,Inc.*                 $ 6,838,125
      55,195     Cerner Corp.*                                     3,751,604
     258,949     Fulton Financial Corp.                            4,661,082
     310,438     HouseValues, Inc.*                                5,612,719
      71,535     iShares Russell 2000 Value (ETF)                  4,588,970
      94,240     iShares Russell 2000 Growth (ETF)                 6,106,752
      69,920     iShares Russell 2000 Small Cap Growth (ETF)       7,621,280
      14,905     Kindred Healthcare, Inc.*                           590,387
     263,691     Matria Healthcare, Inc.*                          8,498,761
      86,625     Medicis Pharmaceutical Corp.                      2,748,611
     135,705     Netgear, Inc.*                                    2,524,113
      58,710     New Century Financial Corp.                       3,020,630
      42,022     Palomar Medical Technologies*                     1,005,166
      13,700     PolyMedica Corp.                                    488,542
     165,775     Ryerson Tull, Inc.                                2,379,879
     343,340     Serologicals Corp.*                               7,295,975
      59,225     THQ, Inc.*                                        1,733,516
     105,698     Websense, Inc.*                                   5,078,790
                                                                 -----------
                 Total                                           $74,544,902
                                                                 ===========

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2005 aggregated $181,540,248 and $223,360,166, respectively.

22   The accompanying notes are an integral part of these financial statements.

Pioneer Growth Opportunities Fund
-----------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/05 (unaudited)
-----------------------------------------------------------------------------

ASSETS:
  Investment in securities (including securities loaned of
    $74,544,902) (cost $412,117,097)                            $539,345,740
  Receivables -
    Investment securities sold                                       974,197
    Fund shares sold                                                 150,399
    Dividends, interest and foreign taxes withheld                   222,440
  Other                                                                  651
                                                                ------------
     Total assets                                               $540,693,427
                                                                ------------
LIABILITIES:
  Payables -
    Investment securities purchased                             $    534,858
    Fund shares repurchased                                        1,486,416
    Upon return of securities loaned                              77,061,326
  Due to bank                                                        244,493
  Due to affiliates                                                  194,316
  Accrued expenses                                                    52,391
                                                                ------------
     Total liabilities                                          $ 79,573,800
                                                                ------------
NET ASSETS:
  Paid-in capital                                               $394,123,436
  Accumulated net investments loss                                  (267,985)
  Accumulated net realized loss on investments                   (59,964,467)
  Net unrealized gain on investments                             127,228,643
                                                                ------------
     Total net assets                                           $461,119,627
                                                                ============
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $33,597,031/1,145,237 shares)               $      29.34
                                                                ============
  Class B (based on $570,857/20,829 shares)                     $      27.41
                                                                ============
  Class C (based on $310,390/11,315 shares)                     $      27.43
                                                                ============
  Investor Class (based on $426,641,349/14,270,239 shares)      $      29.90
                                                                ============
MAXIMUM OFFERING PRICE:
  Class A ($29.34 [divided by] 94.25%)                          $      31.13
                                                                ============

 The accompanying notes are an integral part of these financial statements.   23

Pioneer Growth Opportunities Fund
-----------------------------------------------------------------------------
STATEMENT OF OPERATIONS (unaudited)
-----------------------------------------------------------------------------
For the Six Months Ended 6/30/05

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $16,991)   $1,775,716
  Interest                                                  142,520
  Income from securities loaned, net                         11,646
                                                         ----------
     Total investment income                                             $  1,929,882
                                                                         ------------
EXPENSES:
  Management fees                                        $1,512,970
  Transfer agent fees and expenses
    Class A                                                  48,725
    Class B                                                     652
    Class C                                                     137
    Investor Class                                          445,392
  Distribution fees
    Class A                                                  34,888
    Class B                                                   1,117
    Class C                                                     589
  Administrative reimbursements                              53,103
  Custodian fees                                             15,522
  Registration fees                                          48,376
  Professional fees                                          19,409
  Printing expense                                           20,350
  Fees and expenses of nonaffiliated trustees                 4,910
  Miscellaneous                                                 389
                                                         ----------
     Total expenses                                                      $  2,206,529
     Less fees paid indirectly                                                 (8,662)
                                                                         ------------
     Net expenses                                                        $  2,197,867
                                                                         ------------
       Net investment loss                                               $   (267,985)
                                                                         ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
  Net realized gain on investments                                       $ 81,921,959
                                                                         ------------
  Change in net unrealized gain on investments                           $(90,524,762)
                                                                         ------------
  Net loss on investments                                                $ (8,602,803)
                                                                         ------------
  Net decrease in net assets resulting from operations                   $ (8,870,788)
                                                                         ============

24   The accompanying notes are an integral part of these financial statements.

Pioneer Growth Opportunities Fund
-----------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------
For the Six Months Ended 6/30/05 and the Year Ended 12/31/04

                                                        Six Months
                                                           Ended             Year
                                                          6/30/05            Ended
                                                        (unaudited)        12/31/04
FROM OPERATIONS:
Net investment loss                                   $    (267,985)    $   (1,739,240)
Net realized gain on investments                         81,921,959         10,723,430
Change in net unrealized gain on investments            (90,524,762)        94,970,174
                                                      -------------     --------------
    Net increase (decrease) in net assets resulting
     from operations                                  $  (8,870,788)    $  103,954,364
                                                      -------------     --------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                      $  17,493,323     $   89,900,479
Cost of shares repurchased                              (64,486,524)      (202,924,667)
Redemption fees                                                   -             21,952
                                                      -------------     --------------
    Net decrease in net assets resulting from
     Fund share transactions                          $ (46,993,201)    $ (113,002,236)
                                                      -------------     --------------
    Net decrease in net assets                        $ (55,863,989)    $   (9,047,872)
NET ASSETS:
Beginning of period                                   $ 516,983,616     $  526,031,488
                                                      -------------     --------------
End of period (including accumulated net investment
  loss of ($267,985) and $0 respectively)             $ 461,119,627     $  516,983,616
                                                      =============     ==============


The accompanying notes are an integral part of these financial statements.   25

Pioneer Growth Opportunities Fund
-----------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                (continued)
-----------------------------------------------------------------------------

                                   '05 Shares      '05 Amount
                                  (unaudited)      (unaudited)       '04 Shares         '04 Amount
CLASS A
Shares sold                         575,379       $ 16,379,179        1,625,735        $  44,781,937
Shares repurchased                 (209,611)        (5,915,800)        (588,800)         (15,344,859)
Shares exchanged in
  reorganization                          -                  -       (1,138,308)         (32,894,246)
                                 ----------       ------------       ----------        -------------
    Net increase (decrease)         365,768       $ 10,463,379         (101,373)       $  (3,457,168)
                                 ==========       ============       ==========        =============
CLASS B
Shares sold                          20,694       $    554,638           28,766        $     698,430
Shares repurchased                     (234)            (5,981)        (257,660)          (6,201,757)
Shares exchanged in
  reorganization                          -                  -         (253,517)          (6,875,815)
                                 ----------       ------------       ----------        -------------
    Net increase (decrease)          20,460       $    548,657         (482,411)       $ (12,379,142)
                                 ==========       ============       ==========        =============
CLASS C
Shares sold                          11,576       $    304,199            1,540        $      39,648
Shares repurchased                     (630)           (16,871)            (416)             (10,812)
Shares exchanged in
  reorganization                          -                  -           (9,326)            (252,937)
                                 ----------       ------------       ----------        -------------
    Net increase (decrease)          10,946       $    287,328           (8,202)       $    (224,101)
                                 ==========       ============       ==========        =============
INVESTOR CLASS
Shares sold                           8,429       $    255,307        1,698,081        $  44,380,464
Shares repurchased               (2,025,859)       (58,547,872)      (6,699,387)        (181,367,239)
Shares issued in
  reorganization                          -                  -        1,360,781           40,022,998
                                 ----------       ------------       ----------        -------------
    Net decrease                 (2,017,430)      $(58,292,565)      (3,640,525)       $ (96,963,777)
                                 ==========       ============       ==========        =============


26   The accompanying notes are an integral part of these financial statements.

Pioneer Growth Opportunities Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                           Six Months
                                                          Ended 6/30/05      Year Ended
                                                           (unaudited)      12/31/04(a)
CLASS A
Net asset value, beginning of period                       $   29.80         $  24.38
                                                           ---------         --------
Net increase (decrease) from investment operations:
 Net investment loss                                       $   (0.06)        $  (0.14)(b)
 Net realized and unrealized gain (loss) on investments        (0.40)            5.56
                                                           ---------         --------
  Net increase (decrease) from investment operations       $   (0.46)        $   5.42
                                                           ---------         --------
Redemption fees                                            $       -         $   0.00(c)
Net increase (decrease) in net asset value                 $   (0.46)        $   5.42
                                                           ---------         --------
Net asset value, end of period                             $   29.34         $  29.80
                                                           =========         ========
Total return*                                                  (1.54)%          22.23%
Ratio of net expenses to average net assets                     1.30%**          1.31%
Ratio of net investment loss to average net assets             (0.47)%**        (0.55)%
Portfolio turnover rate                                           79%**            17%
Net assets, end of period (in thousands)                   $  33,597         $ 23,225
Ratios with no waiver of fees:
 Net expenses                                                   1.30%**          2.29%
 Net investment loss                                           (0.47)%**        (1.53)%

                                                           Year Ended    Year Ended    Year Ended   Year Ended
                                                            12/31/03      12/31/02      12/31/01     12/31/00
CLASS A
Net asset value, beginning of period                        $ 16.97      $  26.96       $ 22.16      $ 23.21
                                                            -------      --------       -------      -------
Net increase (decrease) from investment operations:
 Net investment loss                                        $ (0.16)     $  (0.24)      $ (0.20)     $ (0.25)
 Net realized and unrealized gain (loss) on investments        7.56         (9.77)++       5.00        (0.80)
                                                            -------      --------       -------      -------
  Net increase (decrease) from investment operations        $  7.40      $ (10.01)      $  4.80      $ (1.05)
                                                            -------      --------       -------      -------
Redemption fees                                             $  0.01      $   0.02       $     -      $     -
Net increase (decrease) in net asset value                  $  7.41      $  (9.99)      $  4.80      $ (1.05)
                                                            -------      --------       -------      -------
Net asset value, end of period                              $ 24.38      $  16.97       $ 26.96      $ 22.16
                                                            =======      ========       =======      =======
Total return*                                                 43.67%       (37.05)%       21.66%       (4.52)%
Ratio of net expenses to average net assets                    1.33%         1.33%         1.31%        1.31%
Ratio of net investment loss to average net assets            (0.70)%       (1.17)%       (1.00)%      (1.00)%
Portfolio turnover rate                                          46%           37%           65%          63%
Net assets, end of period (in thousands)                    $21,475      $ 19,024       $33,877      $26,020
Ratios with no waiver of fees:
 Net expenses                                                  2.38%         1.67%         1.36%        1.49%
 Net investment loss                                          (1.75)%       (1.51)%       (1.05)%      (1.18)%

(a) Effective August 2, 2004, PIM became the sub-advisor of the Fund and subsequently became the advisor on December 10, 2004.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
++  Includes $0.10 related to investment reimbursement by affiliate.
**  Annualized
(b) Net investment income per share has been calculated using the average shares method.
(c) Round to less than $0.01 cent per share.

   The accompanying notes are an integral part of these financial statements.

Pioneer Growth Opportunities Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                            Six Months
                                                           Ended 6/30/05      Year Ended
                                                            (unaudited)      12/31/04(a)
CLASS B
Net asset value, beginning of period                        $  27.94          $ 23.05
                                                            --------          -------
Net increase (decrease) from investment operations:
 Net investment loss                                        $  (0.08)         $ (0.47)(b)
 Net realized and unrealized gain (loss) on investments        (0.45)            5.36
                                                            --------          -------
  Net increase (decrease) from investment operations        $  (0.53)         $  4.89
                                                            --------          -------
Redemption fees                                             $      -          $  0.00(c)
Net increase (decrease) in net asset value                  $  (0.53)         $  4.89
                                                            --------          -------
Net asset value, end of period                              $  27.41          $ 27.94
                                                            ========          =======
Total return*                                                  (1.90)%          21.21%
Ratio of net expenses to average net assets                     2.29%**          2.08%
Ratio of net investment loss to average net assets             (1.43)%**        (1.37)%
Portfolio turnover rate                                           79%**            17%
Net assets, end of period (in thousands)                    $    571          $    10
Ratios with no waiver of fees:
 Net expenses                                                   2.31%**          2.33%
 Net investment loss                                           (1.45)%**        (1.63)%

                                                           Year Ended    Year Ended    Year Ended   Year Ended
                                                            12/31/03      12/31/02      12/31/01     12/31/00
CLASS B
Net asset value, beginning of period                        $ 16.16      $   25.87      $ 21.42      $ 22.57
                                                            -------      ---------      -------      -------
Net increase (decrease) from investment operations:
 Net investment loss                                        $ (0.28)     $   (0.39)     $ (0.40)     $ (0.41)
 Net realized and unrealized gain (loss) on investments        7.16          (9.34)++      4.85        (0.74)
                                                            -------      ---------      -------      -------
  Net increase (decrease) from investment operations        $  6.88      $   (9.73)     $  4.45      $ (1.15)
                                                            -------      ---------      -------      -------
Redemption fees                                             $  0.01      $    0.02      $     -      $     -
Net increase (decrease) in net asset value                  $  6.89      $   (9.71)     $  4.45      $ (1.15)
                                                            -------      ---------      -------      -------
Net asset value, end of period                              $ 23.05      $   16.16      $ 25.87      $ 21.42
                                                            =======      =========      =======      =======
Total return*                                                 42.64%        (37.53)%      20.77%       (5.10)%
Ratio of net expenses to average net assets                    2.08%          2.08%        2.06%        2.06%
Ratio of net investment loss to average net assets            (1.43)%        (1.92)%      (1.75)%      (1.71)%
Portfolio turnover rate                                          46%            37%          65%          63%
Net assets, end of period (in thousands)                    $11,126      $   8,734      $14,346      $12,391
Ratios with no waiver of fees:
 Net expenses                                                  2.45%          2.21%        2.09%        2.16%
 Net investment loss                                          (1.80)%        (2.05)%      (1.78)%      (1.81)%

(a) Effective August 2, 2004, PIM became the sub-advisor of the Fund and subsequently became the advisor on December 10, 2004.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
++  Includes $0.10 related to investment reimbursement by affiliate.
**  Annualized
(b) Net investment income per share has been calculated using the average shares method.
(c) Round to less than $0.01 cent per share.

  The accompanying notes are an integral part of these financial statements.  28

Pioneer Growth Opportunities Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                             Six Months
                                                           Ended 6/30/05      Year Ended
                                                            (unaudited)      12/31/04(a)
CLASS C
Net asset value, beginning of period                          $ 27.94          $ 23.05
                                                              -------          -------
Net increase (decrease) from investment operations:
 Net investment loss                                          $ (0.06)         $ (0.33)(c)
 Net realized and unrealized gain (loss) on investments         (0.45)            5.22
                                                              -------          -------
  Net increase (decrease) from investment operations          $ (0.51)         $  4.89
                                                              -------          -------
Redemption fees                                               $     -          $  0.00(d)
Net increase (decrease) in net asset value                    $ (0.51)         $  4.89
                                                              -------          -------
Net asset value, end of period                                $ 27.43          $ 27.94
                                                              =======          =======
Total return*                                                   (1.82)%          21.21%
Ratio of net expenses to average net assets                      1.96%**          2.08%
Ratio of net investment loss to average net assets              (1.08)%**        (1.35)%
Portfolio turnover rate                                            79%**            17%
Net assets, end of period (in thousands)                      $   310          $    10
Ratios with no waiver of fees:
 Net expenses                                                    1.96%**          2.35%
 Net investment loss                                            (1.08)%**        (1.62)%

                                                           Year Ended    Year Ended    Year Ended   Period Ended
                                                            12/31/03      12/31/02      12/31/01     12/31/00(b)
CLASS C
Net asset value, beginning of period                        $ 16.16      $  25.85       $ 21.40       $  23.34
                                                            -------      --------       -------       --------
Net increase (decrease) from investment operations:
 Net investment loss                                        $ (0.29)     $  (0.33)      $ (0.35)      $  (0.23)
 Net realized and unrealized gain (loss) on investments        7.17         (9.38)++       4.80          (1.71)
                                                            -------      --------       -------       --------
  Net increase (decrease) from investment operations        $  6.88      $  (9.71)      $  4.45       $  (1.94)
                                                            -------      --------       -------       --------
Redemption fees                                             $  0.01      $   0.02       $     -       $      -
Net increase (decrease) in net asset value                  $  6.89      $  (9.69)      $  4.45       $  (1.94)
                                                            -------      --------       -------       --------
Net asset value, end of period                              $ 23.05      $  16.16       $ 25.85       $  21.40
                                                            =======      ========       =======       ========
Total return*                                                 42.64%       (37.49)%       20.74%         (8.27)%***
Ratio of net expenses to average net assets                    2.08%         2.08%         2.06%          2.02%**
Ratio of net investment loss to average net assets            (1.45)%       (1.93)%       (1.75)%        (1.71)%**
Portfolio turnover rate                                          46%           37%           65%            63%
Net assets, end of period (in thousands)                    $   198      $    161       $   194       $    120
Ratios with no waiver of fees:
 Net expenses                                                  2.48%         2.33%         2.06%          2.02%**
 Net investment loss                                          (1.85)%       (2.18)%       (1.75)%        (1.71)%**

(a) Effective August 2, 2004, PIM became the sub-advisor of the Fund and subsequently became the advisor on December 10, 2004.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
++  Includes $0.10 related to investment reimbursement by affiliate.
**  Annualized
*** Not Annualized
(b) For the period from April 30, 2000 (initial issue date of Class C shares through December 31,2000.
(c) Net Investment income per shares been calculated using the average shares method.
(d) Amount rounds to less than $0.01 cent per share.

   The accompanying notes are an integral part of these financial statements.

Pioneer Growth Opportunities Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                              Six Months
                                                            Ended 6/30/05       Year Ended
                                                             (unaudited)         12/31/04
INVESTOR CLASS
Net asset value, beginning of period                         $   30.31          $  24.75
                                                             ---------          --------
Net increase (decrease) from investment operations:
 Net investment loss                                         $   (0.01)         $  (0.08)(b)
 Net realized and unrealized gain (loss) on investments          (0.40)             5.64
                                                             ---------          --------
  Net increase (decrease) from investment operations         $   (0.41)         $   5.56
                                                             ---------          --------
Redemption fees                                              $       -          $   0.00(c)
Net increase (decrease) in net asset value                   $   (0.41)         $   5.56
                                                             ---------          --------
Net asset value, end of period                               $   29.90          $  30.31
                                                             =========          ========
Total return*                                                    (1.35)%           22.46%
Ratio of net expenses to average net assets                       0.92%**           1.03%
Ratio of net investment loss to average net assets               (0.09)%**         (0.30)%
Portfolio turnover rate                                             79%**             17%
Net assets, end of period (in thousands)                     $ 426,641          $493,738
Ratios with no waiver of fees:
 Net expenses                                                     0.92%**           1.03%
 Net investment loss                                             (0.09)%**         (0.30)%

                                                            Year Ended     Year Ended     Year Ended    Year Ended
                                                             12/31/03       12/31/02       12/31/01      12/31/00
INVESTOR CLASS
Net asset value, beginning of period                         $ 17.19       $  27.25        $ 22.33       $ 23.30
                                                             -------       --------        -------       -------
Net increase (decrease) from investment operations:
 Net investment loss                                         $ (0.10)      $  (0.22)       $ (0.16)      $ (0.19)
 Net realized and unrealized gain (loss) on investments         7.66          (9.86)++        5.08         (0.78)
                                                             -------       --------        -------       -------
  Net increase (decrease) from investment operations         $  7.56       $ (10.08)       $  4.92       $ (0.97)
                                                             -------       --------        -------       -------
Redemption fees                                              $  0.00(c)    $   0.02        $     -       $     -
Net increase (decrease) in net asset value                   $  7.56       $ (10.06)       $  4.92       $ (0.97)
                                                             -------       --------        -------       -------
Net asset value, end of period                               $ 24.75       $  17.19        $ 27.25       $ 22.33
                                                             =======       ========        =======       =======
Total return*                                                  43.98%        (36.92)%        22.03%        (4.16)%
Ratio of net expenses to average net assets                     1.08%          1.08%          1.03%         1.05%
Ratio of net investment loss to average net assets             (0.46)%        (0.91)%        (0.71)%       (0.74)%
Portfolio turnover rate                                           46%            37%            65%           63%
Net assets, end of period (in thousands)                     $493,232      $413,147        $829,052      $637,557
Ratios with no waiver of fees:
 Net expenses                                                   1.14%          1.09%          1.03%         1.05%
 Net investment loss                                           (0.52)%        (0.92)%        (0.71)%       (0.74)%

(a) Effective August 2, 2004, PIM became the sub-advisor of the Fund and subsequently became the advisor on December 10, 2004.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
++  Includes $0.10 related to investment reimbursement by affiliate.
**  Annualized
(b) Net investment income per share has been calculated using the average shares method.
(c) Amount rounds to less than $0.01 cent per share.

   The accompanying notes are an integral part of these financial statements.
30

Pioneer Growth Opportunities Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/05 (unaudited)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies Pioneer Growth Opportunities Fund (the Fund) is one of eight portfolios comprising Pioneer Series Trust II, a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is the successor to the Safeco Growth Opportunities Fund, Inc. Safeco Growth Opportunities Fund transferred all of its net assets in exchange for the Fund's Investor Class shares on December 10, 2004 pursuant to an agreement and plan of reorganization (the "reorganization" which was approved by the shareholders of Safeco Growth Opportunities Fund on December 8, 2004). The Fund had no assets or liabilities prior to the reorganization. Accordingly, the reorganization, which was a tax-free exchange, had no effect on the Fund's operations. The investment objective of the Fund is to achieve growth of capital.

The Trustees have authorized the issuance of four classes of shares of the Fund. The Fund offers four classes of shares designated as Class A, Class B, Class C, and Investor Class shares. The Fund is not offering additional Investor Class shares except in connection with the reinvestment of dividends on the Fund's outstanding Investor Class shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidations, except that each class of shares can bear different transfer agent and distribution fees and has exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareowners, respectively. There is no distribution plan for Investor Class shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, and gain or loss on investments during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements which, are consistent with those policies generally accepted in the investment company industry:

Pioneer Growth Opportunities Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/05 (unaudited)                    (continued)
--------------------------------------------------------------------------------

A. Security Valuation

   Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
   (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Fund also may use the fair value of a security including a non-U.S. security when the closing market price on the principal exchange where the security is traded no longer reflects the value of the security. As of June 30, 2005, there were no fair valued securities. Temporary cash investments are value at amortized cost.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B. Foreign Currency Translation

   The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates. Net realized gains and losses on foreign currency transactions represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates

Pioneer Growth Opportunities Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal tax provision is required.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   The tax character of current year distributions paid will be determined at the end of the fiscal year. There were no distributions paid during the year ended December 31, 2004.

   The following shows the components of distributable earnings on a federal income tax basis at December 31, 2004.

------------------------------------------------------------------------------
                                                                    2004
------------------------------------------------------------------------------
  Capital loss carryforward                                    $ (141,886,426)
  Unrealized appreciation                                         217,753,405
                                                               --------------
    Total                                                      $   75,866,979
                                                               ==============
------------------------------------------------------------------------------

D. Fund Shares

   The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A., (UniCredito Italiano), earned $913 in underwriting commissions on the sale of Class A shares during the six months ended June 30, 2005.

Pioneer Growth Opportunities Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/05 (unaudited)                    (continued)
--------------------------------------------------------------------------------

E. Class Allocations

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively (see Note 4). Investor Class shares are not subject to a distribution plan. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note
   3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

   Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B, Class C, and Investor Class shares can bear different transfer agent and distribution fees.

F. Security Lending

   The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Fund's custodian acting as the lending agent. When entering into a loan, the Fund receives collateral, which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Fund also continues to receive interest or payments in lieu of dividends on the securities loaned. Gain or loss in the fair value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Fund has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Fund invests cash collateral in the Securities Lending Investment Fund, which is managed by Brown Brothers Harriman & Co., the Fund's custodian.

Pioneer Growth Opportunities Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

G. Repurchase Agreements

   With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

H. Redemption Fees

   Prior to the reorganization, shares held for less than 90 days in the Fund were subject to an early redemption fee equal to 2% of the proceeds of the redeemed shares. These fees, which were retained by the Fund, were accounted for as an addition to paid-in-capital.

2. Management Agreement
Pioneer Investment Management, Inc., (PIM), a wholly owned indirect subsidiary of UniCredito Italiano, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Fund's average daily net assets.

Prior to the reorganization, Safeco Growth Opportunities Fund was advised by Safeco Asset Management Company, which received a fee calculated daily at the annual rate of 0.70% of the Fund's average daily net assets up to $250 million; 0.65% of the next $500 million; and 0.60% of the next 500 million and 0.55% over
1.25 billion. Prior to the reorganization, Safeco Asset Management Company contractually agreed to reimburse the Fund for operating expenses (i.e., all expenses except investment advisory, distribution fees, service fees, and interest expense) that exceeded on an annual basis 0.40% of the average daily net assets of the Fund.

Through May 1, 2006, PIM has agreed not to impose all or a portion of its management fee and to assume other operating expenses of the Fund to the extent necessary to limit expenses to 1.30% of the average daily net assets attributable to Class A; the portion of the Fund-wide expenses attributable to Class B and Class C shares will

Pioneer Growth Opportunities Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/05 (unaudited)                    (continued)
--------------------------------------------------------------------------------

be reduced only to the extent that such expenses are reduced for Class A shares.

Through the second anniversary of the closing of the "reorganization", PIM has agreed not to impose all or a portion of its management fee and to assume other operating expenses (excluding taxes, commissions, interest and extraordinary expenses) of the Fund to the extent necessary to limit Investor Class expenses to 1.05% of the average daily net assets attributable to Investor Class Shares.

Prior to the reorganization, fund accounting and fund administration fees were paid to Safeco Asset Management Company.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At June 30, 2005, $7,941 was payable to PIM related to management fees, administrative costs and certain other services and is included in due to affiliates.

3. Transfer Agent
Since the reorganization, PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $186,172 in transfer agent fees payable to PIMSS at June 30, 2005. Prior to the reorganization, Safeco Services Corporation was the transfer agent and Safeco Securities Corp. was the shareholder servicing agent. Prior to the reorganization Safeco Services Corporation assessed shareholders accounts an annual $12 low balance fee on shareholder accounts containing balances less than $1,000, which were recorded as a waiver of transfer agent expenses. PIMSS does not charge a low balance fee.

4. Distribution Plans
The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a

Pioneer Growth Opportunities Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $203 in distribution fees payable to PFD at June 30, 2005.

In addition, redemptions of each class of shares (except Investor Class shares) may be subject to a contingent deferred sales charge (CDSC). Effective February 1, 2004, a CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 18 months of purchase. Effective December 1, 2004, Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased prior to December 1, 2004, remain subject to the CDSC in effect at the time those shares were purchased. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the six months ended June 30, 2005, there were no CDSCs paid to PFD.

5. Expense Offset Arrangements
The Fund has entered into certain expense offset arrangements with PIMSS resulting in a reduction in the Fund's total expenses, due to interest earned on cash held by PIMSS. For the six months ended June 30, 2005, the Fund's expenses were reduced by $8,662 under such arrangements.

Pioneer Growth Opportunities Fund
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Trustees                                  Officers
John F. Cogan, Jr., Chairman              John F. Cogan, Jr., President
David R. Bock                             Osbert M. Hood, Executive
Mary K. Bush                               Vice President
Margaret B.W. Graham                      Vincent Nave, Treasurer
Osbert M. Hood                            Dorothy E. Bourassa, Secretary
Marguerite A. Piret
Stephen K. West
John Winthrop

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Wilmer Cutler Pickering Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.


Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerfunds.com. This information is also available on our web site at www.pioneerfunds.com and on the Securities and Exchange Commission's web site at http://www.sec.gov.

--------------------------------------------------------------------------------
THE PIONEER FAMILY OF MUTUAL FUNDS
--------------------------------------------------------------------------------

Please consider a fund's investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information about a fund and should be read carefully before you invest or send money. To obtain a prospectus and for other information on any Pioneer fund, contact your advisor, call 1-800-225-6292 or visit our web site at www.pioneerfunds.com.

U.S. Equity                               Pioneer Ibbotson Conservative
Pioneer Fund                               Allocation Fund
Pioneer Balanced Fund                     Pioneer Ibbotson Moderate
Pioneer Cullen Value Fund                  Allocation Fund
Pioneer Equity Income Fund                Pioneer Ibbotson Growth
Pioneer Equity Opportunity Fund            Allocation Fund
Pioneer Growth Opportunities Fund
Pioneer Growth Shares                     International/Global Equity
Pioneer Mid Cap Growth Fund               Pioneer Emerging Markets Fund
Pioneer Mid Cap Value Fund                Pioneer Europe Select Equity Fund
Pioneer Oak Ridge Large Cap               Pioneer International Equity Fund
 Growth Fund                              Pioneer International Value Fund
Pioneer Oak Ridge Small Cap
 Growth Fund**                            Fixed Income
Pioneer AmPac Growth Fund1                Pioneer America Income Trust
Pioneer Small and Mid Cap                 Pioneer Bond Fund
 Growth Fund2                             Pioneer California Tax Free
Pioneer Growth Leaders Fund3               Income Fund
Pioneer Strategic Growth Fund4            Pioneer Global High Yield Fund
Pioneer Real Estate Shares                Pioneer High Yield Fund
Pioneer Research Fund                     Pioneer Municipal Bond Fund
Pioneer Small Cap Value Fund              Pioneer Short Term Income Fund
Pioneer Small Company Fund                Pioneer Strategic Income Fund
Pioneer Value Fund                        Pioneer Tax Free Income Fund

Asset Allocation                          Money Market
Pioneer Ibbotson Aggressive               Pioneer Cash Reserves Fund*
 Allocation Fund                          Pioneer Tax Free Money Market Fund

1 Formerly Pioneer Papp America-Pacific Rim Fund
2 Formerly Pioneer Papp Small and Mid Cap Growth Fund
3 Formerly Pioneer Papp Stock Fund
4 Formerly Pioneer Papp Strategic Growth Fund
* An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
** Effective May 26, 2005, Pioneer Oak Ridge Small Cap Growth Fund is generally closed to new investors. Purchases in the Fund will be limited to existing investors.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

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                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Telecommunications Device for the Deaf (TDD)                      1-800-225-1997

Write to us:

PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                        ask.pioneer@pioneerinvest.com
(for general questions about Pioneer only)

Visit our web site:                                         www.pioneerfunds.com


Please consider the Fund's investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information about the Fund and should be read carefully before you invest. To obtain a prospectus and for other information on any Pioneer fund, call 1-800-225-6292 or visit our web site www.pioneerfunds.com.

The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


                                    PIONEER
                             -----------------------
                                    TAX FREE
                                  MONEY MARKET
                                      FUND

                                   Semiannual
                                     Report

                                     6/30/05

                                 [LOGO] PIONEER
                                        Investments(R)

Table of Contents
--------------------------------------------------------------------------------

Letter to Shareowners                                        1

Portfolio Summary                                            2

Performance Update                                           3

Comparing Ongoing Fund Expenses                              4

Portfolio Management Discussion                              6

Schedule of Investments                                      9

Financial Statements                                        11

Notes to Financial Statements                               17

Trustees, Officers and Service Providers                    22

The Pioneer Family of Mutual Funds                          23

Programs and Services for Pioneer Shareowners               24

Pioneer Tax Free Money Market Fund

--------------------------------------------------------------------------------
LETTER TO SHAREOWNERS 6/30/05
--------------------------------------------------------------------------------

Dear Shareowner,
--------------------------------------------------------------------------------

The U.S. economy has expanded at an annualized rate of at least three percent for eight straight quarters, a feat it last achieved in the 1980s. Job conditions are strengthening as well: by mid-year, the unemployment rate had fallen to 5.0% for the first time since September 11, 2001. Retail sales trends
- apart from automobiles - were upbeat as sunnier employment prospects sent consumers to the malls. And with the economy expanding, corporate profits have been moving ahead smartly.

But equity investors were unconvinced by this evidence and instead brooded about the possibility of slowing growth later in the year. For one thing, expectations were for a moderating pace of profit growth. For another, the Federal Reserve Board has raised short-term interest rates nine times. And some areas of the economy are feeling the impact of record high energy prices. So investors were lukewarm toward stocks, with modest losses in the S&P 500 Stock Index and the Dow Jones Industrials the result. The technology-heavy NASDAQ Composite also slid, as did small-company stocks, as measured by the Russell 2000 Index. Value stocks, viewed as less vulnerable to declines in a less robust economy, held up better than growth.

Corporate bonds felt the sting of ratings downgrades in the automobile sector. Treasury issues fared better, as yields fell and prices rose among intermediate and longer-term issues, which were little affected by rising short-term rates. Low long-term yields may signal investor confidence that the Fed will succeed in dousing inflationary fires; they also brought more affordable mortgages, further boosting home construction. Municipal revenue bonds edged upward as healthier economic conditions bolstered tax collections.

The dollar's rebound positively affected foreign markets. Europe's stock markets performed better than business and political conditions might suggest, and Japan's market inched higher.

Pioneer's analysts believe that, although the rate of growth may slow, carefully selected, good quality stocks and bonds have the potential to deliver solid results. Our global investment experts are well positioned to discover what we believe are attractive opportunities in the world's markets.

Large or small? Bonds or stocks? Domestic or international?

Just what your mix of investments should be isn't a question to be taken lightly. Much of your long-term return will depend on the kinds of investments you own, not just the individual items in your portfolio. For an analysis of your holdings and some ideas to help bring your investments in line with your aspirations, talk to your financial professional.

Please consider a fund's investment objective, risks, charges and expenses carefully before investing. The prospectus contains this and other information about each fund and should be read carefully before you invest or send money. To obtain a prospectus and for other information on any Pioneer fund, contact your financial advisor, call 1-800-225-6292 or visit our web site at www.pioneerfunds.com.


Respectfully,

/s/ Osbert M. Hood

Osbert M. Hood
President
Pioneer Investment Management, Inc.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Tax Free Money Market Fund
--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 6/30/05
--------------------------------------------------------------------------------

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[The following data was represented as a pie chart in the printed material]

General Bonds                      19.7%
Facility Bonds                     17.0%
Pollution Bonds                    15.8%
Developmental Bonds                14.9%
Multi-Family Housing Bonds         12.5%
Medical Bonds                      10.8%
Transportation Bonds                5.6%
Housing Bonds                       1.9%
Water Bonds                         1.8%


10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of debt holdings)*

 1.      ABN Amro Munitops, Floating Rate, 2/6/08                      8.20%
 2.      Sabine River Industrial Development Authority Texas,
           Floating Rate, 8/15/14                                      6.67
 3.      Alaska State Housing Finance Corp., Series B,
           Floating Rate, 12/1/30                                      6.56
 4.      Louisiana Public Facilities Authority Revenue,
           Floating Rate, 6/15/31                                      5.90
 5.      Clark County Kentucky Pollution Control Revenue,
           Floating Rate, 10/15/14                                     5.84
 6.      Alaska Industrial Development and Export Authority,
           Floating Rate, 7/1/06                                       5.67
 7.      Jackson-Union Counties Illinois Regulation, Floating
           Rate, 4/1/24                                                5.58
 8.      Wisconsin State Health and Educational Facilities Authority,
           Floating Rate, 4/1/24                                       5.58
 9.      Maryland State Health and Higher Educational Facilities
           Authority, Floating Rate, 4/1/31                            5.26
10.      NBC Metropolitan District Colorado, Floating Rate, 12/1/30    4.92

*    Portfolio holdings will vary for other periods.

Pioneer Tax Free Money Market Fund

-----------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/05
-----------------------------------------------------------------------------

Share Prices
-----------------------------------------------------------------------------

Net Asset Value per Share     6/30/05       12/31/04
Class A Shares                $1.00         $1.00
Investor Class Shares         $1.00         $1.00


Distributions
-----------------------------------------------------------------------------

Per Share                  Income      Short-Term      Long-Term
(1/1/05 - 6/30/05)         Dividends   Capital Gains   Capital Gains
Class A Shares             $0.0052     $   -           $   -
Investor Class Shares      $0.0075     $   -           $   -


Yields
-----------------------------------------------------------------------------

                            7-Day Annualized   7-Day Effective**
Class A Shares                   1.04%              1.05%
Investor Class Shares            1.70%              1.71%

** Assumes daily compounding of dividends. The 7-day effective yield if fees and expenses were not subsidized would be as follows: Class A -0.64% and Investor Class shares -0.02%.

Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

Performance data shown represents past performance. Past performance does not guarantee future results. Investment returns will fluctuate, and there can be no guarantee the Fund will be able to maintain a stable net asset value of $1.00 per share. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The performance of each class of the Fund is the performance of the predecessor fund's Investor Class, which has been restated to reflect differences in any applicable sales charges (but not Rule 12b-1 fees or other differences in expenses). This adjustment has the effect of reducing the previously reported performance of predecessor fund. Pioneer Tax Free Money Market was created through the reorganization of predecessor Safeco fund on December 8, 2004. If all the expenses of the Pioneer fund were reflected, the performance would be lower.

Performance does not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Tax Free Money Market Fund

--------------------------------------------------------------------------------
COMPARING ONGOING FUND EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Tax Free Money Market Fund

Based on actual returns from January 1, 2005 through June 30, 2005.

Share Class                                A          Investor
-----------------------------------------------------------------
Beginning Account Value On 1/1/05      $1,000.00      $1,000.00
Ending Account Value On 6/30/05        $1,005.20      $1,007.50
Expenses Paid During Period*           $    5.77      $    2.89

* Expenses are equal to the Fund's annualized expense ratio of 1.16% and 0.58% for Class A and Investor Class shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Pioneer Tax Free Money Market Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Tax Free Money Market Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from January 1, 2005 through June 30, 2005.

Share Class                                A          Investor
-----------------------------------------------------------------
Beginning Account Value On 1/1/05      $1,000.00      $1,000.00
Ending Account Value On 6/30/05        $1,019.04      $1,024.79
Expenses Paid During Period*           $    5.81      $    2.91

* Expenses are equal to the Fund's annualized expense ratio of 1.16% and 0.58% for Class A and Investor Class shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Pioneer Tax Free Money Market Fund

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/05
--------------------------------------------------------------------------------

In the following interview, Portfolio Manager David Eurkus outlines the investment environment for tax-free money-market securities during the six-month period, Fund performance, his investment strategy, and his outlook going forward.

Q:   How did the Fund perform during the past six months?

A: For the six-month period ended June 30, 2005, the Fund's Class A shares posted a 0.52% total return at net asset value. In comparison, the Lipper Tax-Exempt Money Market Average returned 0.73%.

     Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

     The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q: Will you describe the investing environment for tax-exempt money funds during the time period?

A: During the six-month period, the Federal Reserve continued to raise short-term interest rates in quarter-percentage-point increments, and at a "measured pace." The Fed has been acting to prevent inflation from accelerating even in the face of sharply higher energy prices. They have now raised the Federal Funds rate a total of nine times - from 1.00% to 3.25% - since June 2004. Economic activity continues to be modest, with Gross Domestic Product (GDP) at approximately 3.5%. While short-term rates have risen steadily, the intermediate and long-term portions of the fixed-income marketplace have not changed measurably, and some long-term rates have actually declined.

     In the short-term municipal market, interest rates have risen by over 100 basis points since the beginning of 2005. During the six-month period, demand for tax-free money market securities continued to be strong given the uncertainties surrounding the domestic and global economies: more complex political and energy-related problems worldwide have caused many investors to adopt a more conservative posture, particularly in light of the fact that oil prices have nearly doubled over the past 12 months.

Pioneer Tax Free Money Market Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     During the period, supply and demand for tax-exempt money market securities was well balanced. This is evidenced by the still significant amount of assets being held in taxable as well as tax-free money market funds (over $2 trillion). While investor demand is substantial, there is ample supply to deal with the asset base.

Q:   What has been the strategy for the Fund over the six-month period?

A: We continue to maintain broad diversification, both on a regional and national basis, with AAA credits in revenue as well as general obligation issues. Since the Fund's changeover from a Safeco product in 2004, we have reduced the number of small issuers within the portfolio and redeployed the proceeds into larger issuers. As we continue to shift from a regional to a nationally-focused diversification strategy, we strongly emphasize safety of principal.

     The Fund invests in floating rate securities (55% of portfolio assets as of June 30, 2005) as well as fixed-rate instruments (45% of assets). The interest rate of floating rate securities adjusts periodically based on indices such as the Bond Buyer Index and the Fed Funds rate. As of June 30, the Fund's effective maturity was 31 days. For the remainder of 2005 it appears that the Fed will continue to raise short-term interest rates. Therefore, we have maintained a short effective maturity in order to take advantage of rising short-term rates. We believe, over the long term this strategy should benefit shareholders because we will be reinvesting at higher rates than the yields that are currently available. In terms of portfolio quality, over 84% of the portfolio is AAA-rated, with the balance rated AA.

Pioneer Tax Free Money Market Fund

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/05                            (continued)
--------------------------------------------------------------------------------

Q:   What is your outlook?

A: Going forward, we think the U.S. economy could maintain its current rate of growth or weaken slightly in the second half of this year. Recent economic statistics have suggested that some parts of the domestic and global economies are already slowing a bit sooner than expected, primarily because of higher energy and commodity prices. This means that the majority of the Fed's credit-tightening moves are probably behind us. Overall, we look for modest inflation and two to three more short-term interest rate increases by the Fed.

     In the coming months we will continue to closely monitor Fed actions, pursue a conservative investment strategy and seek to take advantage of opportunities for additional income as they arise. We believe that Pioneer Tax Free Money Market Fund remains a suitable vehicle for investors seeking preservation of capital and current income free from federal taxes.



Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Tax Free Money Market Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/05 (unaudited)
--------------------------------------------------------------------------------

                S&P/Moody's
  Principal     Ratings
    Amount      (unaudited)                                                              Value
                              MUNICIPAL BONDS - 91.5%
                              Government - 91.5%
                              Municipal Development - 13.6%
$1,730,000      AA/NR         Alaska Industrial Development and
                                Export Authority, Floating Rate, 7/1/06            $ 1,730,000
   780,000      AA-/NR        Illinois Development Finance Authority,
                                Floating Rate, 6/1/17                                  780,000
   290,000      NR/A1         Montgomery County Maryland Industrial
                                Development, Floating Rate, 4/1/14                     290,000
   940,000      NR/Aa2        Montgomery County Texas Industrial Development
                                Corp., Floating Rate, 8/1/17                           940,000
   800,000      AA-/Aa1       Pima County Arizona Industrial Development
                                Authority, Floating Rate, 12/1/22                      800,000
                                                                                   -----------
                                                                                   $ 4,540,000
                                                                                   -----------
                              Municipal Facilities - 15.6%
 1,000,000      A-/NR         Castle Rock Colorado Metropolitan District #7,
                                Floating Rate, 12/1/30                             $ 1,000,000
 1,000,000      A-/NR         Cherry Creek Colorado South Metropolitan District
                                #1, Floating Rate, 12/15/33                          1,000,000
   700,000      NR/Aa1        Holland Creek Metropolitan District
                                Colorado, Floating Rate, 6/1/41                        700,000
 1,500,000      AA/NR         Richland Washington Golf Enterprise
                                Revenue, Floating Rate, 12/1/21                      1,500,000
 1,000,000      A-/NR         Wildgrass Metropolitan District Colorado,
                                Floating Rate, 12/1/34                               1,000,000
                                                                                   -----------
                                                                                   $ 5,200,000
                                                                                   -----------
                              Municipal General - 18.0%
 2,500,000      NR/Aaa        ABN Amro Munitops, Floating Rate, 2/6/08             $ 2,500,000
 1,000,000      AA-/NR        Commerce City Colorado Northern,
                                Floating Rate, 12/1/31                               1,000,000
 1,500,000      AA-/NR        NBC Metropolitan District Colorado,
                                Floating Rate, 12/1/30                               1,500,000
 1,000,000      AAA/Aaa       New York State Local Government Assistance
                                Corp., Floating Rate, 4/1/21                         1,000,000
                                                                                   -----------
                                                                                   $ 6,000,000
                                                                                   -----------
                              Municipal Housing - 1.8%
   590,000      NR/Aa1        Washington State Housing Finance,
                                Floating Rate, 7/1/11                              $   590,000
                                                                                   -----------

   The accompanying notes are an integral part of these financial statements.  9

Pioneer Tax Free Money Market Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/05 (unaudited) (continued)
--------------------------------------------------------------------------------

                S&P/Moody's
  Principal     Ratings
    Amount      (unaudited)                                                              Value
                              Municipal Medical - 9.9%
$1,605,000      A/NR          Maryland State Health and Higher
                                Educational Facilities Authority
                                Revenue, Floating Rate, 4/1/31                     $ 1,605,000
 1,700,000      AA-/Aa2       Wisconsin State Health and Educational Facilities
                                Authority, Floating Rate, 1/1/19                     1,700,000
                                                                                   -----------
                                                                                   $ 3,305,000
                                                                                   -----------
                              Municipal Multiple Family Housing - 11.4%
 2,000,000      AA/Aa2        Alaska State Housing Finance Corp. Development,
                                Series B, Floating Rate, 12/1/30                   $ 2,000,000
 1,800,000      AAA/NR        Louisiana Public Facilities Authority Revenue,
                                Floating Rate, 6/15/31                               1,800,000
                                                                                   -----------
                                                                                   $ 3,800,000
                                                                                   -----------
                              Municipal Pollution - 14.5%
 1,000,000      A+/Aa1        Apache County Arizona Industrial Development
                                Authority, Floating Rate, 12/15/18                 $ 1,000,000
 1,780,000      A/A1          Clark County Kentucky Pollution Control Revenue,
                                Floating Rate, 10/15/14                              1,780,000
 2,035,000      A/A1          Sabine River Industrial Development Authority
                                Texas, Floating Rate, 8/15/14                        2,035,000
                                                                                   -----------
                                                                                   $ 4,815,000
                                                                                   -----------
                              Municipal Transportation - 5.1%
 1,700,000      AA-/Aa2       Jackson-Union Counties Illinois Regulation,
                                Floating Rate, 4/1/24                              $ 1,700,000
                                                                                   -----------
                              Municipal Water - 1.6%
   540,000      AA+/NR        Oklahoma State Water Resource,
                                Floating Rate, 10/1/34                             $   540,000
                                                                                   -----------
                              TOTAL MUNICIPAL BONDS
                              (Cost $30,490,000)                                   $30,490,000
                                                                                   -----------
                              TOTAL INVESTMENTS IN SECURITIES - 91.5%
                              (Cost $30,490,000) (a)                               $30,490,000
                                                                                   -----------
                              OTHER ASSETS AND LIABILITIES - 8.5%                  $ 2,831,944
                                                                                   -----------
                              TOTAL NET ASSETS - 100.0%                            $33,321,944
                                                                                   ===========

(a)  At June 30, 2005, cost for federal income tax purposes was $30,490,000.

10 The accompanying notes are an integral part of these financial statements.

Pioneer Tax Free Money Market Fund

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/05 (unaudited)
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities (cost $30,490,000)                        $30,490,000
  Cash                                                                 2,494,817
  Receivables -
    Investment securities sold                                           245,000
    Fund shares sold                                                         100
    Interest                                                             103,205
    Due from Pioneer Investment Management, Inc.                           9,618
  Other                                                                      580
                                                                     -----------
     Total assets                                                    $33,343,320
                                                                     -----------
LIABILITIES:
  Payables -
    Fund shares repurchased                                          $     9,486
    Dividends                                                                174
  Due to affiliates                                                        6,930
  Accrued expenses                                                         4,786
                                                                     -----------
     Total liabilities                                               $    21,376
                                                                     -----------
NET ASSETS:
  Paid-in capital                                                    $33,321,671
  Accumulated net realized gain on investments                               273
                                                                     -----------
     Total net assets                                                $33,321,944
                                                                     ===========
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $1,192,512/1,192,520 shares)                     $      1.00
                                                                     ===========
  Investor Class (based on $32,129,432/32,129,159 shares)            $      1.00
                                                                     ===========

   The accompanying notes are an integral part of these financial statements. 11

Pioneer Tax Free Money Market Fund

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (unaudited)
--------------------------------------------------------------------------------
For the Six Months Ended 6/30/05

INVESTMENT INCOME:
  Interest                                                                $ 378,451
                                                                          ---------
EXPENSES:
  Management fees                                            $70,712
  Transfer agent fees and expenses
    Class A                                                    1,472
    Investor Class                                            12,952
  Distribution fees
    Class A                                                      682
  Administrative fees                                          9,326
  Custodian fees                                               6,450
  Registration fees                                           42,242
  Professional fees                                           16,751
  Printing expense                                            15,952
  Fees and expenses of nonaffiliated trustees                  2,896
  Miscellaneous                                                1,721
                                                             -------
    Total expenses                                                        $ 181,156
    Less management fees waived and expenses
     reimbursed by Pioneer Investment Management, Inc.                      (64,188)
    Less fees paid indirectly                                                  (213)
                                                                          ---------
    Net expenses                                                          $ 116,755
                                                                          ---------
     Net investment income                                                $ 261,696
                                                                          ---------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investments                                        $     273
                                                                          ---------
    Net gain on investments                                               $     273
                                                                          ---------
    Net increase in net assets resulting from operations                  $ 261,969
                                                                          =========

12 The accompanying notes are an integral part of these financial statements.

Pioneer Tax Free Money Market Fund

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Six Months Ended 6/30/05 and the Year Ended 12/31/04, respectively

                                                     Six Months Ended
                                                         6/30/05          Year Ended
                                                       (unaudited)         12/31/04
FROM OPERATIONS:
Net investment income                                  $    261,696      $    328,405
Net realized gain on investments                                273                 -
                                                       ------------      ------------
    Net increase in net assets resulting from
     operations                                        $    261,969      $    328,405
                                                       ------------      ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
    Class A ($0.0052 and $0.0004 per share,
     respectively)                                     $     (4,721)     $        (19)
    Investor Class ($0.0075 and $0.0059 per share,
     respectively)                                         (256,975)         (328,386)
                                                       ------------      ------------
     Total distributions to shareowners                $   (261,696)     $   (328,405)
                                                       ------------      ------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                       $  3,418,154      $ 19,832,675
Reinvestment of distributions                               241,470           297,946
Cost of shares repurchased                              (10,169,394)      (47,426,990)
                                                       ------------      ------------
    Net decrease in net assets resulting from fund
     share transactions                                $ (6,509,770)     $(27,296,369)
                                                       ------------      ------------
    Net decrease in net assets                         $ (6,509,497)     $(27,296,369)
NET ASSETS:
Beginning of period                                      39,831,441        67,127,810
                                                       ------------      ------------
End of period                                          $ 33,321,944      $ 39,831,441
                                                       ============      ============


The accompanying notes are an integral part of these financial statements.   13

Pioneer Tax Free Money Market Fund

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                (continued)
--------------------------------------------------------------------------------

                                  '05 Shares        '05 Amount
                                  (unaudited)       (unaudited)        '04 Shares          '04 Amount
CLASS A
Shares sold                          3,418,154      $  3,418,154           316,947(a)      $    316,947
Reinvestment of distributions            4,426             4,426                16                   16
Less shares repurchased             (2,547,023)       (2,547,023)                -                    -
                                  ------------      ------------      ------------         ------------
  Net increase                         875,557      $    875,557           316,963         $    316,963
                                  ============      ============      ============         ============
INVESTOR CLASS
Shares sold                                         $          -        19,515,728         $ 19,515,728
Reinvestment of distributions          237,044           237,044           297,930              297,930
Less shares repurchased             (7,622,365)       (7,622,371)      (47,426,990)         (47,426,990)
                                  ------------      ------------      ------------         ------------
  Net decrease                      (7,385,321)     $ (7,385,327)      (27,613,332)        $(27,613,332)
                                  ============      ============      ============         ============

(a) For the period from December 10, 2004 (initial issue of Class A Shares) through December 31, 2004.

14 The accompanying notes are an integral part of these financial statements.

Pioneer Tax Free Money Market Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                          Six Months
                                                            Ended         12/10/04 (a)
                                                           6/30/05             to
                                                         (unaudited)        12/31/04
CLASS A
Net asset value, beginning of period                      $ 1.0000         $1.0000
                                                          --------         -------
Increase from investment operations:
  Net investment income                                   $ 0.0052         $0.0004
                                                          --------         -------
Distributions to shareowners:
  Net investment income                                    (0.0052)        (0.0004)
                                                          --------         -------
Net asset value, end of period                            $ 1.0000         $1.0000
                                                          ========         =======
Total return*                                                 0.52%           0.04%(b)
Ratio of net expenses to average net assets+                  1.16%**         0.94%**
Ratio of net investment loss to average net assets+           1.11%**         1.38%**
Net assets, end of period (in thousands)                  $  1,193         $   317
Ratios with no waiver of management fees and
  assumptions of expenses by PIM and no reductions
  for fees paid indirectly:
  Net expenses                                                1.51%**         1.17%**
  Net investment income                                       0.76%**         1.15%**
Ratios with waiver of management fees and
  assumptions of expenses by PIM and no reductions
  for fees paid indirectly:
  Net expenses                                                1.16%**         0.94**
  Net investment income                                       1.11%**         1.38**


(a)  Class A shares were first publicly offered on December 10, 2004.
(b)  Not annualized
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized
+    Ratio with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements. 15

Pioneer Tax Free Money Market Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                  Six Months
                                                    Ended
                                                   6/30/05      Year Ended    Year Ended    Year Ended    Year Ended    Year Ended
                                                 (unaudited)    12/31/04(a)    12/31/03      12/31/02      12/31/01      12/31/00
INVESTOR CLASS
Net asset value, beginning of period             $     1.00     $     1.00    $     1.00    $     1.00    $     1.00    $     1.00
                                                 ----------     ----------    ----------    ----------    ----------    ----------
Increase (decrease) from investment
 operations:
 Net investment income (loss)                    $     0.01     $     0.01    $     0.01    $     0.01    $     0.02    $     0.03
                                                 ----------     ----------    ----------    ----------    ----------    ----------
Distributions to shareowners:
 Net investment income                                (0.01)         (0.01)        (0.01)        (0.01)        (0.02)        (0.03)
                                                 ----------     ----------    ----------    ----------    ----------    ----------
Net asset value, end of period                   $     1.00     $     1.00    $     1.00    $     1.00    $     1.00    $     1.00
                                                 ==========     ==========    ==========    ==========    ==========    ==========
Total return*                                          0.75%          0.59%         0.51%         0.97%         2.34%         3.52%
Ratio of net expenses to average net assets+           0.58%**        0.65%         0.65%         0.75%         0.75%         0.71%
Ratio of net investment income (loss) to
 average net assets+                                   1.33%**        0.57%         0.51%         0.97%         2.31%         3.46%
Portfolio turnover rate
Net assets, end of period (in thousands)         $   32,129     $   39,514    $   67,128    $   75,954    $   76,554    $   73,934
Ratios with no waiver of management fees and
 assumptions of expenses by PIM and no
 reductions for fees paid indirectly:
 Net expenses                                          0.91%**        0.78%         0.74%         0.75%         0.75%         0.71%
 Net investment income                                 1.01%**        0.44%         0.42%         0.97%         2.31%         3.44%
Ratios with waiver of management fees and
 assumptions of expenses by PIM and no
 reductions for fees paid indirectly:
 Net expenses                                          0.58%**        0.65%         0.65%         0.75%         0.75%         0.71%
 Net investment income                                 1.33%**        0.57%         0.51%         0.97%         2.31%         3.46%

(a) Effective August 2, 2004, PIM became the sub-advisor of the Fund and subsequently became the advisor on December 10, 2004
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at each end of each period.
**   Annualized
+    Ratio with no reduction for fees paid indirectly.

16 The accompanying notes are an integral part of these financial statements.

Pioneer Tax Free Money Market Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/05 (unaudited)
--------------------------------------------------------------------------------

1.   Organization and Significant Accounting Policies

Pioneer Tax Free Money Market Fund (the Fund) is a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund, organized on December 10, 2004, is the successor to the Safeco Tax Free Money Market Fund. Safeco Tax Free Money Market Fund transferred all of the net assets of Class A shares in exchange for the Fund's Investor Class shares in a one-to-one exchange ratio, respectively, on December 10, 2004 pursuant to an agreement and plan of reorganization (the "reorganization" which was approved by the shareholders of Safeco Tax Free Money Market Fund on December 10, 2004). The Fund had no assets or liabilities prior to the reorganization. Accordingly, the reorganization, which was a tax-free exchange, had no effect on the Fund's operations. The investment objective of the Fund is to provide current income, preservation of capital and liquidity through investments in high quality short-term securities. The Fund offers two classes of shares - Class A and Investor Class shares. Shares of Class A and Investor Class each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A and Investor Class shareowners, respectively.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A.   Security Valuation

     Security transactions are recorded as of trade date. Securities are valued at amortized cost, which approximates fair market value. Investments purchased at a discount or premium are valued by

Pioneer Tax Free Money Market Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/05 (unaudited) (continued)
--------------------------------------------------------------------------------

     amortizing the difference between the original purchase price and maturity value of the issue over the period to maturity. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis.

B.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

     The tax character of current year distributions will be determined at the end of the fiscal year. The tax character of distributions paid during the year ended December 31, 2004 was as follows:

--------------------------------------------------------------------------------
                                                           2004
--------------------------------------------------------------------------------
Distributions paid from:
Tax Exempt income                                       $328,405
                                                        --------
   Total                                                $328,405
                                                        --------
--------------------------------------------------------------------------------

C.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends.

D.   Class Allocations

     Distribution fees are calculated based on the average daily net asset value attributable to Class A and Investor Class shares of the Fund, respectively (see Note 4). Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level

Pioneer Tax Free Money Market Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

     Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A and Investor Class shares can bear different transfer agent and distribution fees.

E.   Repurchase Agreements

     With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, and is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2.   Management Agreement

PIM manages the Fund's portfolio and is a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano). Management fees are calculated daily at the annual rate of 0.40% of the Fund's average daily net assets.

Prior to the reorganization, Safeco Tax-Free Money Market Fund was advised by Safeco Asset Management Company, which received a fee calculated daily at the annual rate of 0.50% of the Fund's average daily net assets up to $250 million; 0.45% of the next $500 million; 0.40% of the next $500 million; and 0.35% in excess over $1.25 billion. Prior to the reorganization, Safeco Asset Management Company contractually agreed to reimburse the Fund for operating expenses (i.e., all expenses except investment advisory, distribution fees, service fees, and interest expense) that exceeded on an annual basis 0.30% of the average daily net assets of the Fund and voluntarily agreed to reimburse the Fund for operating expenses that exceeded on an annual basis 0.65% of the average daily net assets of the Investor Class.

Pioneer Tax Free Money Market Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/05 (unaudited) (continued)
--------------------------------------------------------------------------------

Through the second anniversary of the closing of the "reorganization", PIM has agreed not to impose all or a portion of its management fee and to assume other operating expenses (excluding taxes, commissions, interest and extraordinary expenses) of the Fund to the extent necessary to limit Investor Class expenses to 0.65% of the average daily net assets attributable to Investor Class shares.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At June 30, 2005 $430 was payable to PIM related to management fees, administrative fees and certain other services and is included in due to affiliates. Prior to the reorganization, fund accounting and fund administration fees were paid to Safeco Asset Management Company.

3.   Transfer Agent

Since the reorganization, PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $6,494 in transfer agent fees payable to PIMSS at June 30, 2005. Prior to the reorganization, Safeco Services Corporation was the transfer agent and Safeco Securities Corp. was the shareholder servicing agent. Prior to the reorganization, Safeco Services Corporation assessed shareholders' accounts an annual $12 low balance fee on shareholder accounts containing balances less than $1,000, which were recorded as a waiver of transfer agent expenses. PIMSS does not charge a low balance fee.

4.   Distribution and Service Plans

The Fund adopted a Plan of Distribution for each class of shares (Class A Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays Pioneer Funds Distributor, Inc. (PFD), its principal underwriter and a wholly owned indirect subsidiary of UniCredito Italiano, a service fee of up to 0.15% of the average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Included in due to affiliates is $6 in distribution fees payable to PFD at June 30, 2005.

Pioneer Tax Free Money Market Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

In addition, redemptions of Class A shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 18 months of purchase. Proceeds from the CDSCs are paid to PFD. For the six months ended June 30, 2005 there were no CDSCs paid to PFD.

5.   Expense Offsets

The Fund has entered into certain expense offset arrangements with PIMSS resulting in a reduction in the Fund's total expenses, due to interest earned on cash held by PIMSS. For the six months ended June 30, 2005, the Fund's expenses were reduced by $213 under such arrangements.

Pioneer Tax Free Money Market Fund

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Trustees                                  Officers
John F. Cogan, Jr., Chairman              John F. Cogan, Jr., President
David R. Bock                             Osbert M. Hood, Executive
Mary K. Bush                                Vice President
Margaret B.W. Graham                      Vincent Nave, Treasurer
Osbert M. Hood                            Dorothy E. Bourassa, Secretary
Marguerite A. Piret
Stephen K. West
John Winthrop


Investment Adviser and Administrator
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Wilmer Cutler Pickering Hale and Dorr LLP


Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.



Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerfunds.com. This information is also available on our web site at www.pioneerfunds.com and on the Securities and Exchange Commission's web site at http://www.sec.gov.

--------------------------------------------------------------------------------
THE PIONEER FAMILY OF MUTUAL FUNDS
--------------------------------------------------------------------------------

Please consider a fund's investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information about a fund and should be read carefully before you invest or send money. To obtain a prospectus and for other information on any Pioneer fund, contact your advisor, call 1-800-225-6292 or visit our web site at www.pioneerfunds.com.

U.S. Equity
Pioneer Fund                                     Pioneer Ibbotson Growth
Pioneer Balanced Fund                              Allocation Fund
Pioneer Cullen Value Fund                        Pioneer Ibbotson Aggressive
Pioneer Equity Income Fund                         Allocation Fund
Pioneer Equity Opportunity Fund                  Pioneer Ibbotson Conservative
Pioneer Growth Opportunities Fund                  Allocation Fund
Pioneer Growth Shares
Pioneer Mid Cap Growth Fund                      International/Global Equity
Pioneer Mid Cap Value Fund                       Pioneer Emerging Markets Fund
Pioneer Oak Ridge Large Cap                      Pioneer Europe Select Equity Fund
  Growth Fund                                    Pioneer International Equity Fund
Pioneer Oak Ridge Small Cap                      Pioneer International Value Fund
  Growth Fund**
Pioneer AmPac Growth Fund(1)                     Fixed Income
Pioneer Small and Mid Cap                        Pioneer America Income Trust
  Growth Fund(2)                                 Pioneer Bond Fund
Pioneer Growth Leaders Fund(3)                   Pioneer California Tax Free
Pioneer Strategic Growth Fund(4)                   Income Fund
Pioneer Real Estate Shares                       Pioneer Global High Yield Fund
Pioneer Research Fund                            Pioneer High Yield Fund
Pioneer Small Cap Value Fund                     Pioneer Municipal Bond Fund
Pioneer Small Company Fund                       Pioneer Short Term Income Fund
Pioneer Value Fund                               Pioneer Strategic Income Fund
                                                 Pioneer Tax Free Income Fund
Asset Allocation
Pioneer Ibbotson Moderate                        Money Market
  Allocation Fund                                Pioneer Cash Reserves Fund*
                                                 Pioneer Tax Free Money Market Fund

(1)  Formerly Pioneer Papp America-Pacific Rim Fund
(2)  Formerly Pioneer Papp Small and Mid Cap Growth Fund
(3)  Formerly Pioneer Papp Stock Fund
(4)  Formerly Pioneer Papp Strategic Growth Fund
* An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
** Effective May 26, 2005, Pioneer Oak Ridge Small Cap Growth Fund is generally closed to new investors. Purchases in the Fund will be limited to existing investors.

--------------------------------------------------------------------------------
PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS
--------------------------------------------------------------------------------

Your investment professional can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-800-225-6292.

FactFone(SM)
This is our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. To utilize this service, call 1-800-225-4321. For specific account information, have your account number, fund number and your personal identification number (PIN) in hand. If this is your first time using FactFone, you will need to establish a PIN.

Visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers fund performance would be lower. Waivers may not be in effect for all funds and can be rescinded at any time. See the prospectus and financial statements for complete details.

90-Day Reinvestment Privilege (for Class A and Class B Shares)
This privilege enables you to reinvest all or a portion of the money you redeemed from your Pioneer account - without paying a sales charge - within 90 days from your redemption. Upon your request, the shares will be reinvested into your choice of any Class A fund with the same registration as the originating account. Please note that you will need to meet fund minimum requirements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Automatic Investment Plan
An easy and convenient way for you to invest on a regular basis. Pioneer will automatically draft a predetermined dollar amount, specified by you, from your bank account and purchase shares into your investments. Watch your investments grow using the dollar-cost averaging approach.

The use of a systematic investing program does not guarantee a profit or protect against a loss in declining markets. You should consider your financial ability to continue to invest through periods of low prices.

Payroll Investment Program (PIP)
This service enables you to fund your Pioneer investment directly through a payroll deduction. After completing Pioneer's authorization form, your employer will deduct a predetermined dollar amount from your paycheck to be invested at Pioneer.

Automatic Exchange Program
A systematic way to move money from one Pioneer fund to another over a period of time. Just choose the amounts and dates for Pioneer to sell shares from your original fund and use the proceeds to buy shares of the other funds you have chosen. To establish this service, simply complete a Pioneer Account Options form. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)

Systematic Withdrawal Plan (SWP)
This service allows you to establish automatic withdrawals from your account. You decide the frequency and the day of the month. Pioneer will send the proceeds by check to a designated address or electronically to your bank account. Simply complete a Pioneer Account Options form to begin this service.

Investing in mutual funds involves significant risks, for complete information on the specific risks associated with each fund, please see the appropriate fund's prospectus.

Please consider a fund's investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information about a fund and should be read carefully before you invest. To obtain a prospectus and for other information on any Pioneer fund, contact your adviser, call 1-800-225-6292 or visit www.pioneerfunds.com.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            This page for your notes.

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321

Retirement plans information                                    1-800-622-0176

Telecommunications Device for the Deaf (TDD)                    1-800-225-1997

Write to us:

PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                               1-800-225-4240

Our internet e-mail address                      ask.pioneer@pioneerinvest.com
(for general questions about Pioneer only)

Visit our web site:                                       www.pioneerfunds.com


Please consider the Fund's investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information about the Fund and should be read carefully before you invest. To obtain a prospectus and for other information on any Pioneer fund, call 1-800-225-6292 or visit our web site www.pioneerfunds.com.

The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.




--------------------------------------------------------------------------------

                                     PIONEER
                                     -------
                                   CALIFORNIA
                                 TAX FREE INCOME
                                      FUND

                                   Semiannual
                                     Report

                                     6/30/05


                          [LOGO] PIONEER
                                 Investments(R)

Table of Contents
--------------------------------------------------------------------------------

Letter to Shareowners                                                          1

Portfolio Summary                                                              2

Prices and Distributions                                                       3

Performance Update                                                             4

Comparing Ongoing Fund Expenses                                                8

Portfolio Management Discussion                                               10

Schedule of Investments                                                       14

Financial Statements                                                          17

Notes to Financial Statements                                                 25

Trustees, Officers and Service Providers                                      31

Pioneer California Tax Free Income Fund
--------------------------------------------------------------------------------
LETTER TO SHAREOWNERS 6/30/05
--------------------------------------------------------------------------------

Dear Shareowner,
--------------------------------------------------------------------------------
The U.S. economy has expanded at an annualized rate of at least three percent for eight straight quarters, a feat it last achieved in the 1980s. Job conditions are strengthening as well: by mid-year, the unemployment rate had fallen to 5.0% for the first time since September 11, 2001. Retail sales trends
- apart from automobiles - were upbeat as sunnier employment prospects sent consumers to the malls. And with the economy expanding, corporate profits have been moving ahead smartly.

But equity investors were unconvinced by this evidence and instead brooded about the possibility of slowing growth later in the year. For one thing, expectations were for a moderating pace of profit growth. For another, the Federal Reserve Board has raised short-term interest rates nine times. And some areas of the economy are feeling the impact of record high energy prices. So investors were lukewarm toward stocks, with modest losses in the S&P 500 Stock Index and the Dow Jones Industrials the result. The technology-heavy NASDAQ Composite also slid, as did small-company stocks, as measured by the Russell 2000 Index. Value stocks, viewed as less vulnerable to declines in a less robust economy, held up better than growth.

Corporate bonds felt the sting of ratings downgrades in the automobile sector. Treasury issues fared better, as yields fell and prices rose among intermediate and longer-term issues, which were little affected by rising short-term rates. Low long-term yields may signal investor confidence that the Fed will succeed in dousing inflationary fires; they also brought more affordable mortgages, further boosting home construction. Municipal revenue bonds edged upward as healthier economic conditions bolstered tax collections.

The dollar's rebound positively affected foreign markets. Europe's stock markets performed better than business and political conditions might suggest, and Japan's market inched higher.

Pioneer's analysts believe that, although the rate of growth may slow, carefully selected, good quality stocks and bonds have the potential to deliver solid results. Our global investment experts are well positioned to discover what we believe are attractive opportunities in the world's markets.

Large or small? Bonds or stocks? Domestic or international?

Just what your mix of investments should be isn't a question to be taken lightly. Much of your long-term return will depend on the kinds of investments you own, not just the individual items in your portfolio. For an analysis of your holdings and some ideas to help bring your investments in line with your aspirations, talk to your financial professional.

Please consider a fund's investment objective, risks, charges and expenses carefully before investing. The prospectus contains this and other information about each fund and should be read carefully before you invest or send money. To obtain a prospectus and for other information on any Pioneer fund, contact your financial advisor, call 1-800-225-6292 or visit our web site at www.pioneerfunds.com.

Respectfully,

/s/ Osbert M. Hood

Osbert M. Hood
President
Pioneer Investment Management, Inc.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer California Tax Free Income Fund
--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 6/30/05
--------------------------------------------------------------------------------

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE DATA IS A REPRESENTATION OF A PIE CHART IN THE PRINTED MATERIAL]

Insured                35.8%
Health                 19.0%
Various Revenues       18.6%
Education               5.7%
Special Revenues        5.6%
General Obligation      5.5%
Power                   5.5%
Water & Sewer           2.2%
Reserves                2.1%

Portfolio Quality
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio; based on S&P ratings)

[THE DATA IS A REPRESENTATION OF A PIE CHART IN THE PRINTED MATERIAL]

AAA                  38.8%
AA                    3.3%
A                    31.7%
BBB                  18.6%
BB & Lower            5.5%
Commercial Paper      2.1%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of debt holdings)

 1.  California Health Facilities Financing Authority, 6.25%, 12/1/34          6.05%
 2.  San Joaquin Hills Transportation Corridor Agency, 5.0%, 1/1/33            5.71
 3.  California State, 4.75%, 4/1/29                                           5.62
 4.  Central California Joint Powers Health Financing Center, 6.0%, 2/1/30     5.22
 5.  Alameda Corridor Transportation Authority, 4.75%, 10/1/25                 5.06
 6.  Duarte California Certificates of Participation, 5.25%, 4/1/31            4.52
 7.  California State Department of Water Resources Power Supply,
       5.25%, 5/1/20                                                           4.01
 8.  University of California Revenues, 5.0%, 5/15/36                          3.92
 9.  Los Angeles County California Certificates of Participation,
       4.75%, 3/1/23                                                           3.79
10.  California Health Facilities Financing Authority, 5.0%, 3/1/33            3.77

This list excludes temporary cash and derivative instruments. The portfolio is actively managed, and current holdings may be different.

Pioneer California Tax Free Income
--------------------------------------------------------------------------------
PRICES AND DISTRIBUTIONS
--------------------------------------------------------------------------------

Net Asset Value Per Share
--------------------------------------------------------------------------------

       Class                  6/30/05                  12/31/04
       -----                  -------                  --------
          A                    $13.04                   $12.65
          B                    $12.97                   $12.64
          C                    $12.95                   $12.63
      Investor                 $13.02                   $12.66

Distributions Per Share
--------------------------------------------------------------------------------

                                  1/1/05 - 6/30/05
                     ------------------------------------------
                                   Short-Term      Long-Term
       Class         Dividends    Capital Gains   Capital Gains
       -----         ---------    -------------   -------------
          A         $0.2690493          $ -             $ -
          B         $0.2047717          $ -             $ -
          C         $0.2165419          $ -             $ -
      Investor      $0.2841514          $ -             $ -

Pioneer California Tax Free Income Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/05                                        CLASS A SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer California Tax Free Income Fund at public offering price, compared to that of the Lehman Brothers Municipal Bond Index.

---------------------------------------------------
Average Annual Total Returns
(As of June 30, 2005)
                       Net Asset    Public Offering
Period                Value (NAV)     Price (POP)
 Life-of-Class
 (9/30/96)               6.21%          5.52%
 5 Years                 7.56           6.56
 1 Year                 11.88           6.84
---------------------------------------------------

[THE DATA IS A REPRESENTATION OF A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                        Pioneer                 Lehman Brothers
                   California Tax Free              Muni Bond
                       Income Fund                    Index
9/96                    $ 9,452                     $10,000
6/97                    $ 9,982                     $10,585
                        $11,071                     $11,500
6/99                    $11,070                     $11,819
                        $11,119                     $12,201
6/01                    $12,329                     $13,420
                        $13,085                     $14,346
6/03                    $14,380                     $15,601
                        $14,305                     $15,718
6/05                    $16,005                     $17,014

Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.5% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers fund performance would be lower. Waivers may not be in effect for all funds and can be rescinded at any time. See the prospectus and financial statements for complete details.

The performance of each class of the Fund is the performance of the predecessor fund's Class A, Class B and Class C shares, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If all the expenses of the Pioneer fund were reflected, the performance would be lower. This adjustment has the effect of reducing the previously reported performance of the predecessor fund. Pioneer California Tax Free Income Fund was created through the reorganization of predecessor Safeco funds on December 8, 2004.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an Index.

Pioneer California Tax Free Income Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/05                                        CLASS B SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer California Tax Free Income Fund, compared to that of the Lehman Brothers Municipal Bond Index.

------------------------------------------
Average Annual Total Returns
(As of June 30, 2005)
                          If         If
Period                   Held     Redeemed
 Life-of-Class
 (9/30/96)                5.36%     5.36%
 5 Years                  6.67      6.67
 1 Year                  10.52      6.52
------------------------------------------

[THE DATA IS A REPRESENTATION OF A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                        Pioneer                  Lehman Brothers
                   California Tax Free               Muni Bond
                       Income Fund                     Index
9/96                     $10,000                      $10,000
6/97                     $10,492                      $10,585
                         $11,551                      $11,500
6/99                     $11,472                      $11,819
                         $11,439                      $12,201
6/01                     $12,596                      $13,420
                         $13,269                      $14,346
6/03                     $14,464                      $15,601
                         $14,290                      $15,718
6/05                     $15,794                      $17,014

Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class B shares reflect the deduction of the maximum applicable contingent deferred sales charge (CDSC). The maximum CDSC is 4.0% and declines over five years.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers fund performance would be lower. Waivers may not be in effect for all funds and can be rescinded at any time. See the prospectus and financial statements for complete details.

The performance of each class of the Fund is the performance of the predecessor fund's Class A, Class B and Class C shares, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If all the expenses of the Pioneer fund were reflected, the performance would be lower. This adjustment has the effect of reducing the previously reported performance of the predecessor fund. Pioneer California Tax Free Income Fund was created through the reorganization of predecessor Safeco funds on December 8, 2004.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an Index.

Pioneer California Tax Free Income Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/05                                        CLASS C SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer California Tax Free Income Fund, compared to that of the Lehman Brothers Municipal Bond Index.

---------------------------------------
Average Annual Total Returns
(As of June 30, 2005)
                      If          If
Period               Held      Redeemed
 Life-of-Class
 (10/1/2003)          6.20%      6.20%
 1 Year              10.55      10.55
---------------------------------------

[THE DATA IS A REPRESENTATION OF A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                        Pioneer                  Lehman Brothers
                   California Tax Free               Muni Bond
                       Income Fund                     Index
10/03                    $ 9,966                      $10,000
6/04                     $10,049                      $10,117
6/05                     $11,109                      $10,952

Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers fund performance would be lower. Waivers may not be in effect for all funds and can be rescinded at any time. See the prospectus and financial statements for complete details.

The performance of each class of the Fund is the performance of the predecessor fund's Class A, Class B and Class C shares, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If all the expenses of the Pioneer fund were reflected, the performance would be lower. This adjustment has the effect of reducing the previously reported performance of the predecessor fund. Pioneer California Tax Free Income Fund was created through the reorganization of predecessor Safeco funds on December 8, 2004.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an Index.

Pioneer California Tax Free Income Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/05                                 INVESTOR CLASS SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer California Tax Free Income Fund compared to that of the Lehman Brothers Municipal Bond Index.

-------------------------------------
Average Annual Total Returns
(As of June 30, 2005)
                     If         If
Period              Held     Redeemed
 10 Years            6.82%      6.82%
 5 Years             7.84       7.84
 1 Year             12.07      12.07
-------------------------------------

[THE DATA IS A REPRESENTATION OF A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                        Pioneer                  Lehman Brothers
                   California Tax Free               Muni Bond
                       Income Fund                     Index
6/95                     $10,000                      $10,000
                         $10,801                      $10,664
6/97                     $11,795                      $11,546
                         $13,114                      $12,545
6/99                     $13,172                      $12,892
                         $13,264                      $13,309
6/01                     $14,754                      $14,639
                         $15,706                      $15,649
6/03                     $17,314                      $17,018
                         $17,263                      $17,146
6/05                     $19,346                      $18,559

Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Certain Pioneer funds (the "Funds") issued Investor Class shares in connection with the reorganization of Safeco mutual funds. The Funds are not offering additional [Investor Class] shares except in connection with the reinvestment of dividends on the Funds' outstanding Investor Class shares. All Investor Class shares of the Funds, whenever issued, convert to Class A shares of their respective Funds on December 10, 2006. Investor Class shares are not subject to sales charges.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers fund performance would be lower. Waivers may not be in effect for all funds and can be rescinded at any time. See the prospectus and financial statements for complete details.

The performance of each class of the Fund is the performance of the predecessor fund's Class A, Class B and Class C shares, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If all the expenses of the Pioneer fund were reflected, the performance would be lower. This adjustment has the effect of reducing the previously reported performance of the predecessor fund. Pioneer California Tax Free Income Fund was created through the reorganization of predecessor Safeco funds on December 8, 2004.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an Index.

Pioneer California Tax Free Income Fund
--------------------------------------------------------------------------------
COMPARING ONGOING FUND EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer California Tax Free Income Fund

Based on actual returns from January 1, 2005 through June 30, 2005

                                                                       Investor
Share Class                    A             B             C             Class
--------------------------------------------------------------------------------
 Beginning Account Value   $1,000.00     $1,000.00     $1,000.00      $1,000.00
 On 1/1/05

 Ending Account Value      $1,052.60     $1,042.60     $1,042.80      $1,051.40
 On 6/30/05

 Expenses Paid             $    4.38     $    9.98     $    8.05      $    3.20
 During Period*

* Expenses are equal to the Fund's annualized expense ratio of 0.86%, 1.83%, 1.83%, and 0.64% for Class A, Class B, Class C, and Investor Class shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Pioneer California Tax Free Income Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer California Tax Free Income Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from January 1, 2005 through June 30, 2005

                                                                       Investor
Share Class                     A             B             C            Class
--------------------------------------------------------------------------------
 Beginning Account Value    $1,000.00     $1,000.00     $1,000.00     $1,000.00
 On 1/1/05

 Ending Account Value       $1,020.53     $1,015.03     $1,016.91     $1,024.79
 On 6/30/05

 Expenses Paid              $    4.31     $    9.84     $    7.95     $    0.00
 During Period*

* Expenses are equal to the Fund's annualized expense ratio of 0.86%, 1.83%, 1.83%, and 0.64% for Class A, Class B, Class C, and Investor Class shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Pioneer California Tax Free Income Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/05
--------------------------------------------------------------------------------

In the following interview, Portfolio Manager Stephen C. Bauer outlines the investment environment for tax-free bonds during the six-month period, Fund performance, his investment philosophy and strategy, and his outlook going forward.

Q:   How did the Fund perform during its most recent semiannual period?

A: For the six-month period ended June 30, 2005, Pioneer California Tax Free Income Fund's Class A shares produced a 5.26% return at net asset value. The Fund's benchmark, the Lehman Brothers Municipal Bond Index, returned 2.89%, and the average return of the 129 funds in Lipper's California Municipal Debt Funds Category was 3.11%. Lipper is an independent monitor of mutual fund performance.

     Call 1-800-225-6292 to visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

     The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q: Would you describe the investing environment for tax-exempt bonds during the time period?

A: The environment for long-term municipals continues to be remarkably stable. Yields of long-term municipals and Treasury securities are very low, close to their all-time low in June 2003. (The Bond Buyer 40 Municipal Index, an industry standard for measuring long-term municipal bond interest rates, closed the period at 4.63%.) In general, long-term municipal yields have been too low recently to attract strong individual investor interest. For the past few years, some economists have forecast that long-term rates will rise. Historically, long-term rates have tended to rise when the Fed raises the short-term Federal funds rate, as longer-term fixed-income investors seek yields that are higher than short-term rates to compensate for possible consumer price inflation over time.

     During the period, tax-exempt securities underperformed the taxable bond market, particularly the Treasury bond market, which is not unusual on a short-term basis. At the end of March 2005, yields of long-term municipals were 4% lower than those of

Pioneer California Tax Free Income Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     Treasuries. But by the end of June, municipal yields were 2% higher than Treasury yields, meaning that municipals had substantially underperformed. But for now, municipals (with higher yields and lower prices than is typical) are attractive compared with Treasuries.

Q: How would you characterize supply and demand for municipal bonds at present?

A: The current volume of municipal bond supply is surprisingly heavy; if the market maintains current levels through the end of 2005 it will surpass the record set in 2003. Standard new issuance has been fairly preordained, growing at 5 or 10% every year as state and local governments borrow to finance various projects such as new roads, hospitals and municipal facilities. What has created high overall supply this year is the strong volume of municipal bond refinancings, as issuers call in and reissue bonds at lower rates. Heavier municipal bond supply tends to depress bond prices and boost yields, but as the recent investment environment has shown, this is not always the case.

Q:   Would you restate your philosophy in managing the Fund?

A: What I emphasize - and this has been true for the more than 20 years that I have managed the Fund (prior to August 2, 2004 the Fund was part of Safeco Funds) - is that I tend to stay fully invested in long-term bonds at all times. The Fund generally invests in long-term bonds. In managing the Fund, I prefer not to predict the direction or magnitude of interest rate changes and make maturity or other investment decisions on that basis. At the close of the period, the Fund's average maturity was approximately 24 years.

     I believe that being invested in long-term municipal bonds can be a good strategy for two reasons: First, over time long-term municipal bonds always yield more than shorter-term bonds. There historically have not been inverted yield curves in the municipal bond market (i.e., where long-term rates are less than short-term rates). Of course, the reason that longer-term municipal bonds yield more is that they are more volatile than bonds of shorter maturity. Greater interest rate risk is the trade-off for more total return through the accumulation of higher yield over the long term.

Pioneer California Tax Free Income Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/05                            (continued)
--------------------------------------------------------------------------------

     The second reason is that I prefer to take a long-term view of the bond market. I rarely make any transactions that I think will pay off only over the short term. As I see it, many of the best investment decisions take years to bear fruit. This long-term view means that the Fund will generally have a very low turnover ratio and reasonably low expenses.

Q: Will you discuss the key transactions within the portfolio during the six-month period?

A: The Fund's one significant purchase during the period was early in the second quarter, a new issue of California veterans housing authority bonds. Housing bonds that this Fund can invest in are a rare commodity. Most are subject to the Alternative Minimum Tax (AMT) because they benefit single-family homes. (By prospectus, the Fund cannot invest in bonds subject to AMT.) But because the proceeds from these bonds benefit a veterans program, the income they generate is not subject to AMT. These bonds represented a good opportunity for diversification, and were very attractively priced: They carried a yield almost half a percentage point higher than the average AAA-rated bond, which I thought was extremely generous.

     These housing bonds were priced attractively because such bonds sometimes carry prepayment risk - not unlike mortgage bonds - where the bonds can be paid off early. Bondholders then have to reinvest the principal, often at a lower rate. But in pricing these housing bonds, the market overlooked the fact that because this is a veterans program, any prepayment of principal is "recycled." That is, any mortgage prepayments by veterans go back into the housing authority program to be re-lent to other veterans; that's why this bond issue is not subject to mortgage prepayment risk. We were delighted to find these bonds, because this was the only new California issue that we thought was attractive during the period. All other transactions within the portfolio during the time period were made for cash flow purposes and to maintain the Fund's broad diversification levels.

Q:   How is the Fund positioned in terms of credit quality and diversification?

A: Approximately 40% of the Fund's portfolio is AAA-rated. That's because more than half of the tax-exempt bonds that come to market are insured. There are only a few AA-rated bonds in the portfolio because almost all AA-rated bonds come with insurance

Pioneer California Tax Free Income Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     and automatically become AAA rated. About 25% to 30% of the portfolio is rated single A at any given time, with the remainder rated BBB or below.

Q:   What is your outlook going forward?

A: The municipal market is at a difficult stage, in that there is currently not a lot of activity. Bonds are trading in a narrow price range. Without some sort of market gyration, there are fewer opportunities to exploit to extract value from the market. As we've stated, everyone has been wrong so far in predicting higher long-term interest rates. Individual buyers have retreated from the market, but insurance companies - churning out profits from being able to charge higher premiums - are still participants in the municipal market. Joining them for the past five years have been Wall Street arbitrageurs, i.e., traders with large pools of money who try to profit from differences in yield between municipal bonds and Treasuries. For now, the market is living with stability, and we will see when that changes. When long-term municipal bond yields finally do rise, the market should benefit from the re-entry of individual bond investors in greater numbers.

     We believe that Pioneer California Tax Free Income Fund continues to be a suitable vehicle for long-term investors seeking high income that is exempt from federal income tax and California state personal tax.

A portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax. When interest rates rise, the prices of fixed-income securities in the fund will generally fall. Conversely, when interest rates fall the prices of fixed-income securities in the fund will generally rise. By concentrating in municipal securities, the portfolio is more susceptible to adverse economic, political or regulatory developments than is a portfolio that invests more broadly. Investments in the Fund are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer California Tax Free Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/05 (unaudited)
--------------------------------------------------------------------------------

                S&P/Moody's
Principal       Ratings
  Amount        (unaudited)                                                                  Value
                              CALIFORNIA MUNICIPAL BONDS - 94.8%
                              Government - 6.6%
$4,500,000      A/A3          California State, 4.75%, 4/1/29                          $ 4,556,970
 1,000,000      AAA/Aaa       Mount San Antonia Community College District,
                                5.0%, 5/1/27                                             1,062,500
                                                                                       -----------
                                                                                       $ 5,619,470
                                                                                       -----------
                              Municipal Development - 3.5%
 3,000,000      A/A3          San Jose California Redevelopment Agency Tax
                                Allocation, 4.75%, 8/1/22                              $ 3,004,020
                                                                                       -----------
                              Municipal Facilities - 7.5%
 2,100,000      AAA/Aaa       Fresno Joint Powers Financing Authority Lease
                                Revenue, 4.75%, 9/1/28                                 $ 2,144,247
 1,200,000      AAA/Aaa       Los Angeles Convention & Exhibit Center Authority,
                                9.0%, 12/1/20                                            1,231,812
 3,000,000      AAA/Aaa       Los Angeles County California Certificates of
                                Participation, 4.75%, 3/1/23                             3,068,790
                                                                                       -----------
                                                                                       $ 6,444,849
                                                                                       -----------
                              Municipal General - 1.2%
 1,000,000      AAA/Aaa       Sacramento City Financing Authority, 5.0%, 12/1/32       $ 1,042,200
                                                                                       -----------
                              Muni Higher Education - 9.2%
 2,000,000      NR/Baa3       California State University Fresno Association, Inc.,
                                6.0%, 7/1/26                                           $ 2,338,780
 2,000,000      NR/Baa3       California State University Fresno Association, Inc.,
                                6.0%, 7/1/31                                             2,338,780
 3,000,000      AAA/Aaa       University of California Revenues, 5.0%, 5/15/36           3,172,350
                                                                                       -----------
                                                                                       $ 7,849,910
                                                                                       -----------
                              Municipal Housing - 3.3%
 2,715,000      AA-/Aa2       California State Department of Veteran Affairs,
                                4.75%, 12/1/25                                         $ 2,792,839
                                                                                       -----------
                              Municipal Medical - 21.4%
 4,500,000      NR/A3         California Health Facilities Financing Authority,
                                6.25%, 12/1/34                                         $ 4,898,250
 3,000,000      A/NR          California Health Facilities Financing Authority,
                                5.0%, 3/1/33                                             3,055,260
 4,000,000      BBB-/Baa2     Central California Joint Powers Health Financing
                                Center, 6.0%, 2/1/30                                     4,225,600
 3,500,000      BBB+/Baa1     Duarte California Certificates of Participation,
                                5.25%, 4/1/31                                            3,568,915
 2,500,000      A/A3          San Bernardino County California Certificates of
                                Participation, 5.5%, 8/1/24                              2,531,675
                                                                                       -----------
                                                                                       $18,279,700
                                                                                       -----------


14  The accompanying notes are an integral part of these  financial statements.

Pioneer California Tax Free Income Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                S&P/Moody's
Principal       Ratings
  Amount        (unaudited)                                                              Value
                              Municipal Power - 7.9%
$2,990,000      BBB+/A2       California State Department of Water Resources
                                Power Supply, 5.25%, 5/1/20                        $ 3,251,087
 2,000,000      AAA/Aaa       Southern California Public Power Project, 5.0%,
                                7/1/33                                               2,120,340
 1,335,000      A/A2          Southern California Public Power Project,
                                5.5%, 7/1/20                                         1,335,107
                                                                                   -----------
                                                                                   $ 6,706,534
                                                                                   -----------
                              Municipal School District - 4.8%
 1,180,000      AAA/Aaa       Pomona Unified School District, 6.55%, 8/1/29        $ 1,577,943
 2,500,000      NR/Aaa        Sacramento City Unified School District,
                                4.75%, 7/1/29                                        2,560,300
                                                                                   -----------
                                                                                   $ 4,138,243
                                                                                   -----------
                              Municipal Tobacco - 5.4%
 2,500,000      BBB/Baa3      Golden State Tobacco Securitization, 6.75%,
                                6/1/39                                             $ 2,813,525
 1,500,000      BBB/Baa3      Golden State Tobacco Securitization,
                                7.9%, 6/1/42                                         1,808,760
                                                                                   -----------
                                                                                   $ 4,622,285
                                                                                   -----------
                              Municipal Transportation - 10.2%
 4,000,000      AAA/Aaa       Alameda Corridor Transportation Authority, 4.75%,
                                10/1/25                                            $ 4,097,520
 5,000,000      BB/Ba2        San Joaquin Hills Transportation Corridor Agency,
                                5.0%, 1/1/33                                         4,627,700
                                                                                   -----------
                                                                                   $ 8,725,220
                                                                                   -----------
                              Municipal Utilities - 5.3%
 2,315,000      AAA/Aaa       Orange County Sanitation District Certificates of
                                Participation, 5.0%, 2/1/33                        $ 2,440,774
 2,000,000      AAA/Aaa       Los Angeles California Wastewter System
                                Revenue, 5.0%, 6/1/29                                2,112,360
                                                                                   -----------
                                                                                   $ 4,553,134
                                                                                   -----------


The accompanying notes are an integral part of these financial statements.   15

Pioneer California Tax Free Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/05                                      (continued)
--------------------------------------------------------------------------------

                S&P/Moody's
Principal       Ratings
  Amount        (unaudited)                                                            Value
                              Municipal Water - 8.5%
$2,645,000      AAA/NR        Capistrano Beach California Water District,
                                4.75%, 12/1/28                                   $ 2,695,493
 1,475,000      AAA/NR        Capistrano Beach California Water District,
                                4.75%, 12/1/28                                     1,503,158
 1,200,000      AAA/Aaa       Los Angeles Department of Water & Power
                                Waterworks Revenue, 4.25%, 10/15/34                1,189,632
 1,750,000      NR/Baa2       West Kern County Water District Certificates of
                                Participation, 5.625%, 6/1/31                      1,844,465
                                                                                 -----------
                                                                                 $ 7,232,748
                                                                                 -----------
                                                                                 $81,011,152
                                                                                 -----------
                              TOTAL CALIFORNIA MUNICIPAL BONDS
                              (Cost $72,734,439)                                 $81,011,152
                                                                                 -----------
                              TAX-EXEMPT MONEY MARKET MUTUAL
                                FUND - 2.1%
 1,757,542                    Blackrock Provident Institutional Fund             $ 1,757,543
                                                                                 -----------
                              TOTAL TAX-EXEMPT MONEY MARKET
                                MUTUAL FUND
                              (Cost $1,757,542)                                  $ 1,757,543
                                                                                 -----------
                              TOTAL INVESTMENTS IN SECURITIES - 96.9%
                              (Cost $74,491,981)                                 $82,768,694
                                                                                 -----------
                              OTHER ASSETS AND LIABILITIES - 3.1%                $ 2,664,247
                                                                                 -----------
                              TOTAL NET ASSETS - 100.0%                          $85,432,941
                                                                                 ===========

(a) At June 30, 2005, the net unrealized gain on investments based oncost for federal income tax purposes of $73,804,274 was as follows:

     Aggregate gross unrealized gain for all investments in which there is
     an excess of value over tax cost                                             $8,965,462
     Aggregate gross unrealized loss for all investments in which there is
     an excess of tax cost over value                                                 (1,041)
                                                                                  ----------
     Net unrealized gain                                                          $8,964,420
                                                                                  ==========

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2005 aggregated $9,011,886 and $14,018,287, respectively.


16   The accompanying notes are an integral part of these financial statements.

Pioneer California Tax Free Income Fund
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/05 (unaudited)
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities (cost $74,491,981)                $82,768,694
  Receivables -
    Fund shares sold                                           1,623,336
    Interest                                                   1,158,528
    Due from Pioneer Investment Management, Inc.                   4,177
                                                             -----------
      Total assets                                           $85,554,735
                                                             -----------
LIABILITIES:
  Payables -
    Fund shares repurchased                                  $    10,564
    Dividends                                                     86,221
  Due to bank                                                      4,187
  Due to affiliates                                               10,312
  Accrued expenses                                                10,510
                                                             -----------
      Total liabilities                                      $   121,794
                                                             -----------
NET ASSETS:
  Paid-in capital                                            $75,800,315
  Undistributed net investment income                            729,432
  Accumulated net realized gain on investments                   626,481
  Net unrealized gain on investments                           8,276,713
                                                             -----------
      Total net assets                                       $85,432,941
                                                             ===========
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $5,295,973/406,012 shares)               $     13.04
                                                             ===========
  Class B (based on $67,706/5,222 shares)                    $     12.97
                                                             ===========
  Class C (based on $785,603/60,682 shares)                  $     12.95
                                                             ===========
  Investor Class (based on $79,283,659/6,089,355 shares)     $     13.02
                                                             ===========
MAXIMUM OFFERING PRICE:
  Class A ($13.04 [divided by] 95.5%)                        $     13.65
                                                             ===========


The accompanying notes are an integral part of these financial statements.    17

Pioneer California Tax Free Income Fund
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (unaudited)
--------------------------------------------------------------------------------
For the Six Months Ended 6/30/05

INVESTMENT INCOME:
  Interest                                        $2,212,300
                                                  ----------
      Total investment income                                      $2,212,300
                                                                   ----------
EXPENSES:
  Management fees                                 $  212,251
  Transfer agent fees and expenses
    Class A                                            1,953
    Class B                                               76
    Class C                                               77
    Investor Class                                    22,985
  Distribution fees
    Class A                                            2,167
    Class B                                              143
    Class C                                              346
  Administrative reimbursements                        9,326
  Custodian fees                                       6,442
  Registration fees                                    6,553
  Professional fees                                   19,450
  Printing expense                                    11,256
  Fees and expenses of nonaffiliated trustees          2,286
  Miscellaneous                                        1,591
                                                  ----------
      Total expenses                                               $  296,902
      Less management fees waived and
        expenses reimbursed by Pioneer
        Investment Management, Inc.                                   (26,356)
      Less fees paid indirectly                                          (357)
                                                                   ----------
      Net expenses                                                 $  270,189
                                                                   ----------
        Net investment income                                      $1,942,111
                                                                   ----------
REALIZED AND UNREALIZED GAIN ON
INVESTMENTS
  Net realized gain on investments                                 $  668,203
                                                                   ----------
  Change in net unrealized gain on investments:                    $1,668,515
                                                                   ----------
  Net gain on investments                                          $2,336,718
                                                                   ----------
  Net increase in net assets resulting from
    operations                                                     $4,278,829
                                                                   ==========


18  The accompanying notes are an integral part of these financial statements.

Pioneer California Tax Free Income Fund
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Six Months Ended 6/30/05 and the Year Ended 12/31/04

                                                           Six Months
                                                         Ended 6/30/05     Year Ended
                                                          (unaudited)       12/31/04
FROM OPERATIONS:
  Net investment income                                   $ 1,942,111     $  4,189,895
  Net realized gain on investments                            668,203          875,953
  Change in net unrealized gain (loss) on investments       1,668,515         (124,695)
                                                          -----------     ------------
    Net increase in net assets resulting from
     operations                                           $ 4,278,829     $  4,941,153
                                                          -----------     ------------
DISTRIBUTIONS TO SHAREOWNERS:
  Net investment income:
    Class A ($0.27 and $0.53 per share, respectively)     $   (38,218)    $    (38,349)
    Class B ($0.20 and $0.43 per share, respectively)            (417)         (21,776)
    Class C ($0.22 and $0.43 per share, respectively)            (983)          (3,294)
    Investor Class ($0.28 and $0.56 per share,
     respectively)                                         (1,853,204)      (3,904,965)
  Net realized gain:
    Class A ($0.00 and $0.16 per share, respectively)               -          (10,260)
    Class B ($0.00 and $0.16 per share, respectively)               -           (7,365)
    Class C ($0.00 and $0.16 per share, respectively)               -           (1,233)
    Investor Class ($0.00 and $0.16 per share,
     respectively)                                                  -       (1,026,169)
                                                          -----------     ------------
     Total distributions to shareowners                   $(1,892,822)    $ (5,013,411)
                                                          -----------     ------------
FROM FUND SHARE TRANSACTIONS:
  Net proceeds from sale of shares                        $ 6,122,067     $ 23,247,060
  Reinvestment of distributions                             1,360,946        3,792,963
  Cost of shares repurchased                               (9,720,401)     (29,277,500)
                                                          -----------     ------------
    Net decrease in net assets resulting from Fund
     share transactions                                   $(2,237,388)    $ (2,237,477)
                                                          -----------     ------------
    Net increase (decrease) in net assets                 $   148,619     $ (2,309,735)
NET ASSETS:
  Beginning of period                                      85,284,322       87,594,057
                                                          -----------     ------------
  End of period (including undistributed net investment
    income of $729,432 and $680,143, respectively)        $85,432,941     $ 85,284,322
                                                          ===========     ============


The accompanying notes are an integral part of these financial statements.    19

Pioneer California Tax Free Income Fund
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                  (continued)
--------------------------------------------------------------------------------

                                   '05 Shares     '05 Amounts
                                   (unaudited)    (unaudited)      '04 Shares      '04 Amounts
CLASS A
Shares sold                           407,116     $ 5,249,540          53,928       $   681,663
Reinvestment of distributions             744           9,615           2,886            36,352
Less shares repurchased                (8,714)       (112,237)        (41,467)         (528,053)
Shares exchanged in
  reorganization                            -               -         (66,886)         (847,708)
                                     --------     -----------      ----------       -----------
  Net increase (decrease)             399,146     $ 5,146,918         (51,539)      $  (657,746)
                                     ========     ===========      ==========       ===========
CLASS B
Shares sold                             4,912     $    62,959           8,090       $   102,620
Reinvestment of distributions               6              81           1,771            22,332
Less shares repurchased                  (487)         (6,168)        (43,836)         (553,644)
Shares exchanged in
  reorganization                            -               -         (45,861)         (579,994)
                                     --------     -----------      ----------       -----------
  Net increase (decrease)               4,431     $    56,872         (79,836)      $(1,008,686)
                                     ========     ===========      ==========       ===========
CLASS C
Shares sold                            61,590     $   795,846             791       $    10,000
Reinvestment of distributions              54             695               -                 -
Less shares repurchased                (1,753)        (22,000)               (4)            (51)
Shares exchanged in
  reorganization                            -               -          (7,968)         (100,750)
                                     --------     -----------      ----------       -----------
  Net increase (decrease)              59,891     $   774,541          (7,181)      $   (90,801)
                                     ========     ===========      ==========       ===========
INVESTOR CLASS
Shares sold                               127     $     1,616       1,778,201       $22,452,777
Reinvestment of distributions         105,146       1,350,555         296,010         3,734,279
Less shares repurchased              (744,828)     (9,579,996)     (2,225,920)      (28,195,752)
Shares issued in
  reorganization                            -               -         120,682         1,528,452
                                     --------     -----------      ----------       -----------
  Net decrease                       (639,555)    $(8,227,825)        (31,027)      $  (480,244)
                                     ========     ===========      ==========       ===========


20  The accompanying notes are an integral part of these financial statements.

Pioneer California Tax Free Income Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                        Six Months Ended
                                                           6/30/05        Year Ended  Year Ended  Year Ended  Year Ended  Year Ended
                                                          (unaudited)     12/31/04(a)  12/31/03    12/31/02    12/31/01    12/31/00
CLASS A
Net asset value, beginning of period                        $12.65          $12.69      $12.67      $12.40      $12.50      $11.05
                                                            ------          ------      ------      ------      ------      ------
Increase (decrease) from investment operations:
 Net investment income                                      $ 0.18          $ 0.53(b)   $ 0.56      $ 0.57      $ 0.58      $ 0.53
 Net realized and unrealized gain (loss) on investments       0.48            0.12        0.03        0.43       (0.11)       1.45
                                                            ------          ------      ------      ------      ------      ------
 Net increase from investment operations                    $ 0.66          $ 0.65      $ 0.59      $ 1.00      $ 0.47      $ 1.98
Distributions to shareowners:
 Net investment income                                       (0.27)          (0.53)      (0.53)      (0.51)      (0.57)      (0.53)
 Distributions in excess of net investment income                -               -           -       (0.04)          -           -
 Net realized gain                                               -           (0.16)      (0.04)      (0.18)          -           -
                                                            ------          ------      ------      ------      ------      ------
Net increase (decrease) in net asset value                  $ 0.39          $(0.04)     $ 0.02      $ 0.27      $(0.10)     $ 1.45
                                                            ------          ------      ------      ------      ------      ------
Net asset value, end of period                              $13.04          $12.65      $12.69      $12.67      $12.40      $12.50
                                                            ======          ======      ======      ======      ======      ======
Total return*                                                 5.26%           5.22%       4.79%       8.31%       3.82%      18.41%
Ratio of net expenses to average net assets+                  0.86%**         0.86%       0.86%       1.06%       1.06%       1.05%
Ratio of net investment income to average net assets+         4.23%**         4.21%       4.49%       4.25%       4.66%       4.62%
Portfolio turnover rate                                         22%**           22%         19%         25%         32%         26%
Net assets, end of period (in thousands)                    $5,296          $   87      $  741      $  636      $  645      $  675
Ratios with no waivers of management fees and
 assumption of expenses by PIM and no reduction for
 fees paid indirectly:
 Net expenses                                                 1.07%**         1.04%       1.06%       1.06%       1.06%       1.05%
 Net investment income                                        4.02%**         4.03%       4.29%       4.25%       4.66%       4.62%
Ratios with waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                 0.86%**         1.04%       1.06%       1.06%       1.06%       1.05%
 Net investment income                                        4.23%**         4.03%       4.29%       4.25%       4.66%       4.62%

(a) Effective August 2, 2004, PIM became the sub-advisor of the Fund and subsequently became the advisor on December 10, 2004.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**   Annualized
+    Ratios assuming no reduction for fees paid indirectly.
(b) Net investment income per share has been calculated using the average shares method.


The accompanying notes are an integral part of these financial statements.    21

Pioneer California Tax Free Income Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                        Six Months Ended
                                                            6/30/05       Year Ended  Year Ended  Year Ended  Year Ended  Year Ended
                                                          (unaudited)    12/31/04(a)   12/31/03    12/31/02    12/31/01    12/31/00
CLASS B
Net asset value, beginning of period                       $12.64          $12.66       $12.65      $12.39      $12.49      $11.04
                                                           ------          ------       ------      ------      ------      ------
Increase (decrease) from investment operations:
 Net investment income                                     $ 0.13          $ 0.43(b)    $ 0.47      $ 0.48      $ 0.49      $ 0.45
 Net realized and unrealized gain (loss) on investments      0.40            0.14         0.02        0.42       (0.11)       1.45
                                                           ------          ------       ------      ------      ------      ------
 Net increase from investment operations                   $ 0.53          $ 0.57       $ 0.49      $ 0.90      $ 0.38      $ 1.90
Distributions to shareowners:
 Net investment income                                      (0.20)          (0.43)       (0.44)      (0.42)      (0.48)      (0.45)
 Distributions in excess of net investment income               -               -            -       (0.04)          -           -
 Net realized gain                                              -           (0.16)       (0.04)      (0.18)          -           -
                                                           ------          ------       ------      ------      ------      ------
Net increase (decrease) in net asset value                 $ 0.33          $(0.02)      $ 0.01      $ 0.26      $(0.10)     $ 1.45
                                                           ------          ------       ------      ------      ------      ------
Net asset value, end of period                             $12.97          $12.64       $12.66      $12.65      $12.39      $12.49
                                                           ======          ======       ======      ======      ======      ======
Total return*                                                4.26%           4.62%        3.96%       7.47%       3.02%      17.63%
Ratio of net expenses to average net assets+                 1.98%**         1.68%        1.61%       1.77%       1.80%       1.72%
Ratio of net investment income to average net assets+        3.25%**         3.61%        3.74%       3.54%       3.97%       3.88%
Portfolio turnover rate                                        22%**           22%          19%         25%         32%         26%
Net assets, end of period (in thousands)                   $   68          $   10       $1,021      $1,111      $1,613      $1,176
Ratios with no waivers of management fees and
 assumption of expenses by PIM and no reduction for
 fees paid indirectly:
 Net expenses                                                2.19%**         1.88%        1.76%       1.77%       1.80%       1.72%
 Net investment income                                       3.04%**         3.41%        3.59%       3.54%       3.97%       3.88%
Ratios with waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                1.97%**         1.88%        1.76%       1.77%       1.80%       1.72%
 Net investment income                                       3.26%**         3.41%        3.59%       3.54%       3.97%       3.88%

(a) Effective August 2, 2004, PIM became the sub-advisor of the Fund and subsequently became the advisor on December 10, 2004.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**   Annualized
+    Ratios assuming no reduction for fees paid indirectly.
(b) Net investment income per share has been calculated using the average shares method.


22  The accompanying notes are an integral part of these financial statements.

Pioneer California Tax Free Income Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                    Six Months
                                                       Ended                     10/01/03
                                                      6/30/05     Year Ended        to
                                                    (unaudited)   12/31/04(a)    12/31/03
CLASS C
Net asset value, beginning of period                   $12.63        $12.66        $12.55
                                                       ------        ------        ------
Increase (decrease) from investment operations:
  Net investment income                                $ 0.12        $ 0.43(b)     $ 0.14
  Net realized and unrealized gain on investments        0.42          0.13          0.09
                                                       ------        ------        ------
  Net increase from investment operations              $ 0.54        $ 0.56        $ 0.23
Distributions to shareowners:
  Net investment income                                 (0.22)        (0.43)        (0.11)
  Distributions in excess of net investment income                                  (0.01)
  Net realized gain                                         -         (0.16)            -
                                                       ------        ------        ------
Net increase (decrease) in net asset value             $ 0.32        $(0.03)       $ 0.11
                                                       ------        ------        ------
Net asset value, end of period                         $12.95        $12.63        $12.66
                                                       ======        ======        ======
Total return*                                            4.28%         4.54%         1.91%^
Ratio of net expenses to average net assets+             1.60%**       1.61%         1.61%**
Ratio of net investment income to average
  net assets+                                            2.92%**       3.47%         4.60%**
Portfolio turnover rate                                    22%**         22%           19%
Net assets, end of period (in thousands)               $  786        $   10        $  101
Ratios with no waivers of management fees and
  assumption of expenses by PIM and no reduction
  for fees paid indirectly:
  Net expenses                                           1.79%**       2.06%         4.09%**
  Net investment income                                  2.73%**       3.02%         2.12%**
Ratios with waiver of management fees and
  assumption of expenses by PIM and reduction for
  fees paid indirectly:
  Net expenses                                           1.59%**       2.06%         4.09%**
  Net investment income                                  2.93%**       3.02%         2.12%**

(a) Effective August 2, 2004, PIM because the sub-advisor of the Fund and subsequently became the advisor on December 10, 2004.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
^    Not Annualized
**   Annualized
+    Ratios assuming no reduction for fees paid indirectly.
(b) Net investment income per share has been calculated using the average shares method.


The accompanying notes are an integral part of these financial statements.   23

Pioneer California Tax Free Income Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                      Six Months Ended
                                                          6/30/05        Year Ended  Year Ended  Year Ended  Year Ended   Year Ended
INVESTOR CLASS                                          (unaudited)     12/31/04(a)   12/31/03    12/31/02    12/31/01     12/31/00
Net asset value, beginning of period                     $ 12.66         $ 12.68      $ 12.67     $ 12.39     $ 12.49     $  11.04
                                                         -------         -------      -------     -------     -------     --------
Increase from investment operations:
 Net investment income                                   $  0.30         $  0.59(b)   $  0.60     $  0.61     $  0.62     $   0.56
 Net realized and unrealized gain on investments and
  foreign currency transactions                             0.34            0.11         0.02        0.44       (0.11)        1.45
                                                         -------         -------      -------     -------     -------     --------
 Net increase from investment operations                 $  0.64         $  0.70      $  0.62     $  1.05     $  0.51     $   2.01
Distributions to shareowners:
 Net investment income                                     (0.28)          (0.56)       (0.57)      (0.55)      (0.61)       (0.56)
 Distributions in excess of net investment income              -               -            -       (0.04)          -            -
 Distributions from Realized Gains                             -           (0.16)       (0.04)      (0.18)          -            -
                                                         -------         -------      -------     -------     -------     --------
Net increase in net asset value                          $  0.36         $ (0.02)     $  0.01     $  0.28     $ (0.10)    $   1.45
                                                         -------         -------      -------     -------     -------     --------
Net asset value, end of period                           $ 13.02         $ 12.66      $ 12.68     $ 12.67     $ 12.39     $  12.49
                                                         =======         =======      =======     =======     =======     ========
Total return*                                               5.14%           5.63%        4.97%       8.76%       4.12%       18.79%
Ratio of net expenses to average net assets+                0.63%**         0.63%        0.63%       0.73%       0.75%        0.74%
Ratio of net investment income to average net assets+       4.58%**         4.72%        4.72%       4.57%       4.98%        4.85%
Portfolio turnover rate                                       22%**           22%          19%         25%         32%          26%
Net assets, end of period (in thousands)                 $79,284         $85,177      $85,731     $93,293     $90,165     $104,988
Ratios with no waiver of management fees by PIM and no
 reduction for fees paid indirectly:
 Net expenses                                               0.69%**         0.74%        0.75%       0.73%       0.75%        0.74%
 Net investment income                                      4.52%**         4.60%        4.60%       4.57%       4.98%        4.85%
Ratios with waiver of management fees by PIM and
 reduction for fees paid indirectly:
 Net expenses                                               0.63%**         0.74%        0.75%       0.73%       0.75%        0.74%
 Net investment income                                      4.58%**         4.60%        4.60%       4.57%       4.98%        4.85%

(a) Effective August 2, 2004, PIM became sub-advisor of the Fund and subsequently became the advisor on December 10, 2004.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**   Annualized
+    Ratios assuming no reduction for fees paid indirectly.
(b) Net investment income per share has been calculated using the average shares method.


24  The accompanying notes are an integral part of these financial statements.

Pioneer California Tax Free Income Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/05 (unaudited)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer California Tax Free Income Fund (the Fund) is one of eight portfolios comprising Pioneer Series Trust II, a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is the successor to the Safeco California Tax-Free Income Fund, Inc. Safeco California Tax-Free Income Fund transferred all of its net assets to the Fund in exchange for Investor Class shares on December 10, 2004 pursuant to an agreement and plan of reorganization (the "reorganization" which was approved by the shareholders of Safeco California Tax-Free Income Fund on December 8, 2004). The fund had no assets or liabilities prior to the reorganization. Accordingly, the reorganization, which was a tax-free exchange, had no effect on the Fund's operations. The investment objective of the Fund is to seek a high level of interest income exempt from federal income tax and California State personal income tax as is consistent with the relative stability of capital.

The Trustees have authorized the issuance of four classes of shares of the Fund. The Fund offers four classes of shares designated as Class A, Class B, Class C, and Investor Class shares. The Fund is not offering additional Investor Class shares except in connection with the reinvestment of dividends on the Funds' outstanding Investor Class shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidations, except that each class of shares can bear different transfer agent and distribution fees and has exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareowners, respectively. There is no distribution plan for Investor Class shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, and gain or loss on investments during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements which, are consistent with those policies generally accepted in the investment company industry:

Pioneer California Tax Free Income Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/05 (unaudited)                    (continued)
--------------------------------------------------------------------------------

A.  Security Valuation

    Security transactions are recorded as of trade date. Securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Securities for which there are no other readily available valuation methods are valued at their fair values as determined by, or under the direction of the Board of Trustees. The Fund also may use the fair value of a security including a non-U.S. security when the closing market price on the principal exchange where the security is traded no longer reflects the value of the security. At June 30, 2005 there were no securities fair valued. Discount and premium on debt securities are accreted or amortized, respectfully daily into interest income on a yield-to-maturity basis with a corresponding increase or decrease in the cost basis of the security. Interest income is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal tax provision is required.

    The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

    The tax character of current year distributions paid will be determined at the end of the current fiscal year. The tax character of distributions paid during the year ended December 31, 2004 was as follows:

Pioneer California Tax Free Income Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                        2004
--------------------------------------------------------------------------------
  Distributions paid from:
   Taxable Income                                                    $   20,245
   Tax exempt income                                                  3,948,139
   Long-term capital gain                                             1,045,027
                                                                     ----------
    Total                                                            $5,013,411
                                                                     ==========
--------------------------------------------------------------------------------

    The following shows the components of distributable earnings on a federal income tax basis at December 31, 2004.

--------------------------------------------------------------------------------
                                                                        2004
--------------------------------------------------------------------------------
  Undistributed ordinary income                                      $        -
  Capital loss carryforward                                                   -
  Dividend Payable                                                       (7,043)
  Post-October loss deferred                                            (41,722)
  Unrealized appreciation                                             7,295,906
                                                                     ----------
   Total                                                             $7,247,141
                                                                     ==========
--------------------------------------------------------------------------------

    The difference between book basis and tax-basis unrealized apprecia tion is attributable to the tax treatment of premium amortization.

C.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A., (UniCredito Italiano), earned $2,402 in underwriting commissions on the sale of Class A shares during the six months ended June 30, 2005.

D.  Class Allocations

    Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively (see Note 4). Investor Class shares are not subject to a distribution plan. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and realized and unreal-

Pioneer California Tax Free Income Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/05 (unaudited)                    (continued)
--------------------------------------------------------------------------------

    ized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

    The Fund declares, as daily dividends, substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B, Class C, and Investor Class shares can bear different transfer agent and distribution fees.

E. Redemption Fees

    Prior to the reorganization, shares held for less than 90 days in the Fund were subject to an early redemption fee equal to 2% of the proceeds of the redeemed shares. These fees, which were retained by the Fund, are accounted for as an addition to paid-in-capital.

2.  Management Agreement

Pioneer Investment Management, Inc., (PIM), a wholly owned indirect subsidiary of UniCredito Italiano, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets up to $250 million; 0.45% of the next $500 million; and 0.40% of the excess over $750 million.

Prior to the reorganization, Safeco California Tax-Free Income Fund was advised by Safeco Asset Management Company, which received a fee calculated daily at the annual rate of 0.50% of the Fund's average daily net assets up to $250 million; 0.45% of the next $500 million; and 0.40% of the excess over $750 million. Prior to the reorganization, Safeco Asset Management Company contractually agreed to reimburse the Fund for operating expenses (i.e., all expenses except investment advisory, distribution fees, service fees, and interest expense) that exceeded on an annual basis 0.40% of the average daily net assets of the Fund.

Through May 1, 2006, PIM has agreed not to impose all or a portion of its management fee and to assume other operating expenses of the Fund to the extent necessary to limit expenses to 0.86% of the

Pioneer California Tax Free Income Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

average daily net assets attributable to Class A; the portion of the Fund-wide expenses attributable to Class B and Class C shares will be reduced only to the extent that such expenses are reduced for Class A shares.

Through the second anniversary of the closing of the "reorganization", PIM has agreed not to impose all or a portion of its management fee and to assume other operating expenses (excluding taxes, commissions, interest and extraordinary expenses) of the Fund to the extent necessary to limit Investor Class expenses to 0.63% of the average daily net assets attributable to Investor Class shares.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At June 30, 2005, $1,242 was payable to PIM related to management fees, administrative costs and certain other services and is included in due to affiliates. Prior to the reorganization, fund accounting and fund administration fees were paid to Safeco Asset Management Company.

3.  Transfer Agent

Since the reorganization, PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $9,024 in transfer agent fees payable to PIMSS at June 30, 2005. Prior to the reorganization, Safeco Services Corporation was the transfer agent and Safeco Securities Corp. was the shareholder servicing agent. Prior to the reorganization, Safeco Services Corporation assessed shareholders accounts an annual $12 low balance fee on shareholder accounts containing balances less that $1,000, which were recorded as a waiver of transfer agent expenses. PIMSS does not charge a low balance fee.

4.  Distribution Plans

The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net

Pioneer California Tax Free Income Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/05                                (continued)
--------------------------------------------------------------------------------

assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $46 in distribution fees payable to PFD at June 30, 2005.

In addition, redemptions of each class of shares (except Investor Class shares) may be subject to a contingent deferred sales charge (CDSC). Effective February 1, 2004, a CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 18 months of purchase. Effective December 1, 2004, Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased prior to December 1, 2004, remain subject to the CDSC in effect at the time those shares were purchased. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the six months ended June 30, 2005, no CDSCs were paid to PFD.

5.  Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the six months ended June 30, 2005, the Fund's expenses were reduced by $357 under such arrangements.

Pioneer California Tax Free Income Fund
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS

Trustees                                       Officers
John F. Cogan, Jr., Chairman                   John F. Cogan, Jr., President
David R. Bock                                  Osbert M. Hood, Executive
Mary K. Bush                                    Vice President
Margaret B.W. Graham                           Vincent Nave, Treasurer
Osbert M. Hood                                 Dorothy E. Bourassa, Secretary
Marguerite A. Piret
Stephen K. West
John Winthrop

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Wilmer Cutler Pickering Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.


Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerfunds.com. This information is also available on our web site at www.pioneerfunds.com and on the Securities and Exchange Commission's web site at http://www.sec.gov.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                           This page for your notes.

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                           This page for your notes.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Telecommunications Device for the Deaf (TDD)                      1-800-225-1997

Write to us:

PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014


Our toll-free fax                                                 1-800-225-4240


Our internet e-mail address                        ask.pioneer@pioneerinvest.com
(for general questions about Pioneer only)


Visit our web site:                                         www.pioneerfunds.com


 Please consider the Fund's investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information about the Fund and should be read carefully before you invest. To obtain a prospectus and for other information on any Pioneer fund, call 1-800-225-6292 or visit our web site www.pioneerfunds.com.

 The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



                                   PIONEER
                            -----------------------
                                   MUNICIPAL
                                      BOND
                                      FUND

                                   Semiannual
                                     Report

                                    6/30/05


                                     [LOGO]
                                     PIONEER
                                 Investments(R)

 Table of Contents
--------------------------------------------------------------------------------

Letter to Shareowners                         1
Portfolio Summary                             2
Prices and Distributions                      3
Performance Update                            4
Performance Update                            7
Comparing Ongoing Fund Expenses               8
Portfolio Management Discussion              10
Schedule of Investments                      14
Financial Statements                         21
Notes to Financial Statements                29
The Pioneer Family of Mutual Funds           35
Trustees, Officers and Service Providers     36

Pioneer Municipal Bond Fund
--------------------------------------------------------------------------------
LETTER TO SHAREOWNERS 6/30/05
--------------------------------------------------------------------------------

 Dear Shareowner,
--------------------------------------------------------------------------------
The U.S. economy has expanded at an annualized rate of at least three percent for eight straight quarters, a feat it last achieved in the 1980s. Job conditions are strengthening as well: by mid-year, the unemployment rate had fallen to 5.0% for the first time since September 11, 2001. Retail sales trends
- apart from automobiles - were upbeat as sunnier employment prospects sent consumers to the malls. And with the economy expanding, corporate profits have been moving ahead smartly.

But equity investors were unconvinced by this evidence and instead brooded about the possibility of slowing growth later in the year. For one thing, expectations were for a moderating pace of profit growth. For another, the Federal Reserve Board has raised short-term interest rates nine times. And some areas of the economy are feeling the impact of record high energy prices. So investors were lukewarm toward stocks, with modest losses in the S&P 500 Stock Index and the Dow Jones Industrials the result. The technology-heavy NASDAQ Composite also slid, as did small-company stocks, as measured by the Russell 2000 Index. Value stocks, viewed as less vulnerable to declines in a less robust economy, held up better than growth.

Corporate bonds felt the sting of ratings downgrades in the automobile sector. Treasury issues fared better, as yields fell and prices rose among intermediate and longer-term issues, which were little affected by rising short-term rates. Low long-term yields may signal investor confidence that the Fed will succeed in dousing inflationary fires; they also brought more affordable mortgages, further boosting home construction. Municipal revenue bonds edged upward as healthier economic conditions bolstered tax collections.

The dollar's rebound positively affected foreign markets. Europe's stock markets performed better than business and political conditions might suggest, and Japan's market inched higher.

Pioneer's analysts believe that, although the rate of growth may slow, carefully selected, good quality stocks and bonds have the potential to deliver solid results. Our global investment experts are well positioned to discover what we believe are attractive opportunities in the world's markets.

Large or small? Bonds or stocks? Domestic or international?

Just what your mix of investments should be isn't a question to be taken lightly. Much of your long-term return will depend on the kinds of investments you own, not just the individual items in your portfolio. For an analysis of your holdings and some ideas to help bring your investments in line with your aspirations, talk to your financial professional.

Please consider a fund's investment objective, risks, charges and expenses carefully before investing. The prospectus contains this and other information about each fund and should be read carefully before you invest or send money. To obtain a prospectus and for other information on any Pioneer fund, contact your financial advisor, call 1-800-225-6292 or visit our web site at www.pioneerfunds.com.



Respectfully,

/s/ Osbert M. Hood

Osbert M. Hood
President
Pioneer Investment Management, Inc.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Municipal Bond Fund
--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 6/30/05
--------------------------------------------------------------------------------

 Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

AAA             43.3%
AA              12.1%
A               19.1%
BBB             18.3%
BB & Lower       5.9%
Commercial Paper  1.3%


 Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)


Insured                 37.3%
Various Revenues        15.1%
Escrowed                14.8%
Health                  12.3%
Power                   10.0%
Education               2.6%
General Obligation      2.3%
Special Revenues        2.3%
Housing                 2.0%
Reserves                1.3%

 10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

 1.  San Joaquin Hills Transportation Corridor Agency, 5.0%, 1/1/33    4.76%
 2.  Massachusetts State Housing Financing Agency, 5.4%, 12/1/28       4.27
 3.  Indianapolis State Development Finance Authority, 5.6%, 12/1/32   4.06
 4.  Piedmont Municipal Power Agency, 5.25%, 1/1/21                    3.14
 5.  West Virginia State Hospital Financing Authority, 6.75%, 9/1/30   2.93
 6.  North Carolina Eastern Municipal Power, 6.0%, 1/1/22              2.92
 7.  Pittsburg California Redevelopment Agency, 5.8%, 8/1/34           2.88
 8.  Austin Texas Utility System Revenue, 12.5%, 11/15/07              2.50
 9.  Golden State TOB Securitization Corp., 5.5%, 6/1/43               2.27
10.  Illinois Educational Facilities Authority, 6.25%, 5/1/30          2.22

This list excludes temporary cash and derivative investments. Fund holdings will vary for other periods.

Pioneer Municipal Bond Fund
-----------------------------------------------------------------------------
PRICES AND DISTRIBUTIONS
-----------------------------------------------------------------------------

Net Asset Value Per Share

-----------------------------------------------------------------------------

 Class     6/30/05   12/31/04
 -----    ---------  --------
  A       $14.60    $14.38
  B       $14.55    $14.34
  C       $14.52    $14.34
Investor  $14.55    $14.36

Distributions Per Share
-----------------------------------------------------------------------------

                           1/1/05 - 6/30/05
                           ----------------
                              Short-Term      Long-Term
    Class      Dividends    Capital Gains   Capital Gains
------------ ------------- --------------- --------------
   A         $ 0.3199427         $ -        $ -
   B         $ 0.2620409         $ -        $ -
   C         $ 0.2575986         $ -        $ -
  Investor    $0.3448208         $ -        $ -


-----------------------------------------------------------------------------
   INDEX DEFINITIONS
-----------------------------------------------------------------------------

   The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an Index.

   The index defined here pertains to the Value of $10,000 Investment charts shown on pages 4, 5, 6, and 7.

Pioneer Municipal Bond Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/05                               CLASS A SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the change in value of a $10,000 investment in Pioneer Municipal Bond Fund at public offering price, compared to that of the Lehman Brothers Municipal Bond Index.

       Lehman Brothers Municipal       Pioneer Municipal
              Bond Index                   Bond Fund


Sep-96          10000                        9453
Jun-97          10585                        9956
                11500                        10957
Jun-99          11819                        11062
                12201                        11139
Jun-01          13420                        12346
                14346                        13116
Jun-03          15601                        14486
                15718                        14504
Jun-05          17014                        16016

------------------------------------------------------------
             Average Annual Total Returns
                 (As of June 30, 2005)
                                  Net         Public
                                 Asset       Offering
Period                        Value (NAV)   Price (POP)
 Life-of-Class
 (9/30/96)                    6.21%        5.53%
 5 Years                      7.53         6.54
 1 Year                      10.43         5.43
------------------------------------------------------------



   Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

   The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

   NAV results the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.5% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

   Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

   The performance of each class of the fund is the performance of the predecessor fund's Class A, Class B and Class C shares, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). This adjustment has the effect of reducing the previously reported performance of predecessor fund. Pioneer Municipal Bond Fund was created through the reorganization of predecessor Safeco Funds on December 8, 2004. If all the expenses of the Pioneer fund were reflected, the performance would be lower.

   The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Municipal Bond Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/05                              CLASS B SHARES
--------------------------------------------------------------------------------

Investment Returns

--------------------------------------------------------------------------------

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Municipal Bond Fund, compared to that of the Lehman Brothers Municipal Bond Index.

       Lehman Brothers Municipal       Pioneer Municipal
              Bond Index                   Bond Fund
Sep-96          10000                        10000
Jun-97          10585                        10484
                11500                        11455
Jun-99          11819                        11495
                12201                        11481
Jun-01          13420                        12647
                14346                        13321
Jun-03          15601                        14593
                15718                        14499
Jun-05          17014                        15878

------------------------------------------------------------
          Average Annual Total Returns
              (As of June 30, 2005)
                                 If         If
Period                          Held     Redeemed
 Life-of-Class
 (9/30/96)                   5.43%      5.43%
 5 Years                     6.70       6.70
 1 Year                      9.51       5.51
------------------------------------------------------------



   Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

   The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

   "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If redeemed" returns reflect the deduction of applicable contingent deferred sales charge (CDSC). Class B shares reflect the deduction of the maximum applicable contingent deferred sales charge (CDSC). The maximum CDSC is 4.0% and declines over five years.

   All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

   Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

   The performance of each class of the fund is the performance of the predecessor fund's Class A, Class B and Class C shares, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). This adjustment has the effect of reducing the previously reported performance of predecessor fund. Pioneer Municipal Bond Fund was created through the reorganization of predecessor Safeco funds on December 8, 2004. If all the expenses of the Pioneer fund were reflected, the performance would be lower.

   The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Municipal Bond Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/05                              CLASS C SHARES
--------------------------------------------------------------------------------

Investment Returns

--------------------------------------------------------------------------------

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Municipal Bond Fund, compared to that of the Lehman Brothers Municipal Bond Index.

       Lehman Brothers Municipal       Pioneer Municipal
              Bond Index                   Bond Fund
Oct-03          10000                        9938
                10117                        9999
Jun-05          10953                        10918

------------------------------------------------------------
          Average Annual Total Returns
              (As of June 30, 2005)
                                 If         If
Period                          Held     Redeemed
 Life-of-Class
 (10/1/03)                   5.15%      5.15%
 1 Year                      9.18       9.18
------------------------------------------------------------



   Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

   The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

   Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

   Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

   The performance of each class of the fund is the performance of the predecessor fund's Class A, Class B and Class C shares, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). This adjustment has the effect of reducing the previously reported performance of predecessor fund. Pioneer Municipal Bond Fund was created through the reorganization of predecessor Safeco funds on December 8, 2004. If all the expenses of the Pioneer fund were reflected, the performance would be lower.

   The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Municipal Bond Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/05                       INVESTOR CLASS SHARES
--------------------------------------------------------------------------------

Investment Returns

--------------------------------------------------------------------------------

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Municipal Bond Fund, compared to that of the Lehman Brothers Municipal Bond Index.

       Lehman Brothers Municipal       Pioneer Municipal
              Bond Index                   Bond Fund
Jun-95          10000                        10000
                10664                        10677
Jun-97          11546                        11606
                12545                        12828
Jun-99          12892                        13011
                13309                        13142
Jun-01          14639                        14626
                15649                        15585
Jun-03          17018                        17251
                17146                        17324
Jun-05          18559                        19154


------------------------------------------------------------
          Average Annual Total Returns
              (As of June 30, 2005)
                                 If         If
Period                          Held     Redeemed
 10 Years                     6.72%      6.72%
 5 Years                      7.83       7.83
 1 Year                      10.56      10.56
------------------------------------------------------------



   Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

   The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

   Certain Pioneer funds (the "Funds") issued Investor Class shares in connection with the reorganization of Safeco mutual funds. The Funds are not offering additional Investor Class shares except in connection with the reinvestment of dividends on the Funds' outstanding Investor Class shares. All [Investor Class] shares of the Funds, whenever issued, convert to Class A shares of their respective Funds on December 10, 2006. Investor Class shares are not subject to sales charges.

   Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

   The performance of each class of the fund is the performance of the predecessor fund's Class A, Class B and Class C shares, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). This adjustment has the effect of reducing the previously reported performance of predecessor fund. Pioneer Municipal Bond Fund was created through the reorganization of predecessor Safeco funds on December 8, 2004. If all the expenses of the Pioneer fund were reflected, the performance would be lower.

   The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Municipal Bond Fund
--------------------------------------------------------------------------------
COMPARING ONGOING FUND EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000
   Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Municipal Bond Fund

Based on actual returns from January 1, 2005 through June 30, 2005

                                                                                 Investor
Share Class                             A              B              C            Class
-----------------------------------------------------------------------------------------
 Beginning Account Value          $1,000.00      $1,000.00      $1,000.00      $1,000.00
 On 1/1/05
 Ending Account Value             $1,037.90      $1,033.20      $1,012.80      $1,037.70
 On 6/30/05
 Expenses Paid During Period*     $    4.40      $    6.40      $   15.37      $    2.53

 * Expenses are equal to the Fund's annualized expense ratio of 0.87%, 1.27%, 1.28% and 0.50%, for Class A, Class B, Class C and Investor Class shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Pioneer Municipal Bond Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Municipal Bond Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from January 1, 2005 through June 30, 2005

                                                                                 Investor
Share Class                             A              B              C            Class
------------------------------------------------------------------------------------------
 Beginning Account Value          $1,000.00      $1,000.00      $1,000.00      $1,000.00
 On 1/1/05
 Ending Account Value             $1,020.48      $1,018.50      $1,009.52      $1,022.32
 On 6/30/05
 Expenses Paid During Period*     $    4.36      $    6.36      $   15.35      $    2.51

 * Expenses are equal to the Fund's annualized expense ratio of 0.87%, 1.27%, 1.28% and 0.50% for Class A, Class B, Class C and Investor Class shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Pioneer Municipal Bond Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/05
--------------------------------------------------------------------------------

In the following interview, Portfolio Manager Stephen C. Bauer outlines the investment environment for tax-free bonds during the six-month period, Fund performance, his investment philosophy and strategy, and his outlook going forward.

Q:  How did the Fund perform during its most recent semiannual period?

A: For the six-month period ended June 30, 2005, Pioneer Municipal Bond Fund's Class A shares produced a 3.79% return at net asset value. The Fund's benchmark, the Lehman Brothers Municipal Bond Index, returned 2.89%, and the average return of the 283 funds in Lipper's General Municipal Debt Funds Category was 2.44%. Lipper is an independent monitor of mutual fund performance.

    Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

    The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q: Would you describe the investing environment for tax-exempt bonds during the time period?

A: The environment for long-term municipals continues to be remarkably stable. Yields of long-term municipal and Treasury securities are very low, close to their all-time low in June 2003. (The Bond Buyer 40 Municipal Index, an industry standard for measuring long-term municipal bond interest rates, closed the period at 4.63%.) In general, long-term municipal yields have been too low recently to attract strong individual investor interest. For the past few years, some economists have forecast that long-term rates will rise. Historically, long-term rates have tended to rise when the Fed raises the short-term Federal funds rate, as longer-term fixed-income investors seek yields that are higher than short-term rates to compensate for possible consumer price inflation over time.

    During the period, tax-exempt securities underperformed the taxable bond market, particularly the Treasury bond market, which is not unusual on a short-term basis. At the end of March 2005, yields of long-term municipals were 4% lower than those of Treasuries. But by the end of June, municipal yields were 2% higher than

Pioneer Municipal Bond Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    Treasury yields, meaning that municipals had substantially underperformed. But for now, municipals (with higher yields and lower prices than is typical) are attractive compared with Treasuries.

Q:  How would you characterize supply and demand for municipal bonds at present?

A: The current volume of municipal bond supply is surprisingly heavy; if the market maintains current levels through the end of 2005, it will surpass the record set in 2003. Standard new issuance has been growing at 5 or 10% every year as state and local governments borrow to finance various projects such as new roads, hospitals and municipal facilities. What has created high overall supply this year is the strong volume of municipal bond refinancings, as issuers call in and reissue bonds at lower rates. Heavier municipal bond supply tends to depress bond prices and boost yields, but as the recent investment environment has shown, this is not always the case.

Q:  Will you restate your philosophy in managing the Fund?

A: What I emphasize - and this has been true for the more than 20 years that I have managed the Fund (prior to August 2, 2004, the Fund was part of Safeco Funds) - is that I tend to stay fully invested in long-term bonds at all times. The Fund generally invests in long-term bonds. In managing the Fund, I prefer not to predict the direction or magnitude of interest rate changes and make maturity or other investment decisions on that basis. At the close of the period, the Fund's average maturity was approximately 21 years.

    I believe that being invested in long-term municipal bonds can be a good strategy for two reasons: First, over time long-term municipal bonds always yield more than shorter-term bonds. There historically have not been inverted yield curves in the municipal bond market (i.e., where long-term rates are less than short-term rates). Of course, the reason that longer-term municipal bonds yield more is that they are more volatile than bonds of shorter maturity. Greater interest rate risk is the trade-off for more total return through the accumulation of higher yield over the long term.

    The second reason is that I prefer to take a long-term view of the bond market. I rarely make any transactions that I think will pay off only over the short term. As I see it, many of the best investment decisions take years to bear fruit. This long-term view means

Pioneer Municipal Bond Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/05                            (continued)
--------------------------------------------------------------------------------

    that the Fund will generally have a very low turnover ratio and reasonably low expenses.

Q: Please discuss the key transactions within the portfolio during the six-month period?

A: During the period we purchased a new issue for the Fund, Lehigh County, Pennsylvania Industrial Development Revenue (IDR) bonds. As a refinancing of an earlier issue, the bonds are not subject to the Alternative Minimum Tax (AMT) the way IDR bonds normally are. (By prospectus, the Fund cannot invest in bonds subject to AMT.) The issue was also very attractively priced: It was insured and AAA rated, with a yield almost a half a percentage point higher than similar AAA insured bonds. I believe this issue will be an attractive long-term holding for the Fund. To finance the purchase I sold some California and Texas school bonds that were lacking in call protection. With the transactions, we were able to add some yield to the portfolio and increase its measure of call protection. (Callable bonds are redeemable by the issuer at a premium price before the scheduled maturity date. Bonds are usually called when interest rates fall so significantly that the issuer can save money by issuing new debt securities at a lower yield. Call protection means that within the bond's indenture, or legal structure, there is a provision that the bond may not be called until a specified date.)

Q:  How is the Fund positioned in terms of credit quality and diversification?

A: Approximately 43% of the Fund's portfolio is AAA-rated. That's because more than half of the tax-exempt bonds that come to market are insured. AA bonds represented 12% of the portfolio. Almost all AA-rated bonds come with insurance and automatically become AAA rated. About 20% of the portfolio is rated single A at any given time, with the remainder rated
    BBB or below. In addition, the Fund is broadly diversified among 28 states and Puerto Rico.

Q:  What is your outlook going forward?

A: The municipal market is at a difficult stage in that there is currently not a lot of activity. Bonds are trading in narrow price range. Without some sort of market gyration, there are fewer opportunities to extract value from the market. As we've stated, everyone has been wrong so far in predicting higher long-term interest rates. Individual buyers have retreated from the market, but insurance companies - churning out profits from being able to charge higher

Pioneer Municipal Bond Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    premiums - are still participants in the municipal market. Joining them for the past five years have been Wall Street arbitrageurs, i.e., traders with large pools of money who try to profit from differences in yield between municipal bonds and Treasuries. For now, the market is living with stability, and we will see when that changes. When long-term municipal bond yields finally do rise, the market should benefit from the re-entry of individual bond investors in greater numbers.

    We believe that Pioneer Municipal Bond Fund continues to be a suitable vehicle for long-term investors seeking high income free from federal income taxes.


A portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax. When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall the prices of fixed-income securities in the Fund will generally rise. By concentrating in municipal securities, the portfolio is more susceptible to adverse economic, political or regulatory developments than is a portfolio that invests more broadly. Investments in the Fund are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is not guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/05 (unaudited)
--------------------------------------------------------------------------------

                S&P/Moody's
  Principal     Ratings
    Amount      (unaudited)                                                            Value
                              MUNICIPAL BONDS - 97.4%
                              Alabama - 1.1%
$1,120,000      AAA/Aaa       Alabama State. University Revenue, 5.25%, 3/1/28      $ 1,258,734
 3,855,000      AAA/Aaa       Jefferson County Alabama Sewer Revenue,
                               4.75%, 2/1/38                                          4,204,764
                                                                                    -----------
                                                                                    $ 5,463,498
                                                                                    -----------
                              Arizona - 1.1%
 5,000,000      BBB+/A3       Scottsdale Healthcare, 6.8%, 12/1/31                  $ 5,412,000
                                                                                    -----------
                                                                                    $ 5,412,000
                                                                                    -----------
                              California - 19.4%
 4,000,000      A/NR          California Health Facilities Financing Authority,
                               5.0%, 3/1/33                                         $ 4,073,680
 8,000,000      AAA/Aaa       California Infrastructure & Economic Development,
                               5.0%, 7/1/36                                           8,486,960
 5,000,000      AAA/Aaa       California State, 5.0%, 11/1/30                         5,248,600
 7,000,000      A/A3          California State, 5.0%, 2/1/32                          7,350,490
10,020,000      A-/Baa1       Golden State Tobacco Securitization Corp., CA,
                               5.5%, 6/1/43                                          11,016,990
 7,500,000      AAA/Aaa       Los Angeles California Unified School District,
                               5.0%, 1/1/28                                           8,009,325
 3,550,000      BBB+/Baa2     Northern California Power Agency, 5.0%, 7/1/09          3,759,699
11,995,000      AAA/Aaa       Pittsburg California Redevelopment Agency,
                               5.8%, 8/1/34                                          14,002,243
 7,010,000      AAA/Aaa       San Joaquin County California, 4.75%, 11/15/19          7,029,067
25,000,000      BB/Ba2        San Joaquin Hills Transportation Corridor Agency,
                               5.0%, 1/1/33                                          23,138,500
 3,165,000      A/A2          Southern California Public Power Project,
                               5.5%, 7/1/20                                           3,165,253
                                                                                    -----------
                                                                                    $95,280,807
                                                                                    -----------
                              Colorado - 3.9%
 6,445,000      NR/A3         Colorado Springs Colorado Hospital Revenue,
                               6.375%, 12/15/30                                     $ 7,503,785
 6,555,000      NR/A3         Colorado Springs Colorado Hospital Revenue,
                               6.375%, 12/15/30                                       7,269,036
 4,000,000      NR/A3         University of Colorado Hospital Authority Revenue,
                               5.6%, 11/15/31                                         4,204,400
                                                                                    -----------
                                                                                    $18,977,221
                                                                                    -----------

14 The accompanying notes are an integral part of these financial statements.

Pioneer Municipal Bond Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                S&P/Moody's
  Principal     Ratings
    Amount      (unaudited)                                                          Value
                              Florida - 4.4%
$8,000,000      AA/Aa2        Escambia County Florida Health Facilities,
                               5.25%, 11/15/32                                   $ 8,506,800
 2,000,000      AAA/Aa1       Florida State Board of Education Ref-Pub
                               Ed-Ser C, 4.5%, 6/1/28                              2,031,020
 2,750,000      NR/NR         Florida State Mid-Bay Bridge Authority Revenue,
                               6.05%, 10/1/22                                      2,900,920
 7,500,000      NR/Baa2       Tallahassee Florida Health, 6.375%, 12/1/30          8,098,650
                                                                                 -----------
                                                                                 $21,537,390
                                                                                 -----------
                              Iowa - 0.1%
   250,000      AAA/Aaa       Marshalltown Iowa Pullution Control,
                               5.5%, 11/1/23                                     $   252,685
                                                                                 -----------
                                                                                 $   252,685
                                                                                 -----------
                              Illinois - 8.2%
 9,000,000      AAA/Aaa       Chicago IL, 5.5%, 1/1/35                           $ 9,765,990
 2,000,000      AAA/Aaa       Chicago, IL Sales Tax Revenue, 5.375%, 1/1/27        2,158,920
10,000,000      NR/Baa2       Illinois Educational Facilities Authority,
                               6.25%, 5/1/30                                      10,810,900
10,000,000      AAA/Aaa       Metropolitan Pier & Expo, 5.25%, 6/15/42            10,762,100
 5,000,000      AAA/Aaa       Metropolitan Pier & Expo, 7.0%, 7/1/26               6,734,250
                                                                                 -----------
                                                                                 $40,232,160
                                                                                 -----------
                              Indiana - 5.9%
19,000,000      BBB+/Baa1     Indianapolis State Development Financing
                               Authority, 5.6%, 12/1/32                          $19,770,450
 6,450,000      AAA/Aaa       Indianapolis Indiana Utilities District,
                               4.0%, 6/1/11                                        6,732,123
 2,500,000      AAA/Aaa       St. Joseph County Indiana Hospital Authority,
                               4.5%, 8/15/18                                       2,541,625
                                                                                 -----------
                                                                                 $29,044,198
                                                                                 -----------
                              Kentucky - 0.4%
 2,000,000      NR/NR         Kentucky Economic Development Financial
                              Authority, 6.625%, 10/1/28                         $ 2,217,460
                                                                                 -----------
                                                                                 $ 2,217,460
                                                                                 -----------

The accompanying notes are an integral part of these financial statements.   15

Pioneer Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/05            (unaudited) (continued)
--------------------------------------------------------------------------------


                S&P/Moody's
  Principal     Ratings
    Amount      (unaudited)                                                          Value
                              Massachusetts - 6.3%
$4,250,000      AAA/Aaa       Massachusetts Bay Transportation Authority
                               4.5%, 3/1/26                                      $ 4,265,683
20,000,000      AAA/Aaa       Massachusetts State Housing Financing Agency,
                               5.4%, 12/1/28                                      20,757,800
 5,740,000      AAA/Aaa       Massachusetts State Housing Financing Agency,
                               6.2%, 7/1/38                                        5,964,778
                                                                                 -----------
                                                                                 $30,988,261
                                                                                 -----------
                              Maryland - 2.1%
 3,400,000      AAA/Aaa       Baltimore Maryland Project Revenue,
                               5.0%, 7/1/24                                      $ 3,849,514
 1,725,000      AAA/Aaa       Baltimore Maryland Project Revenue,
                               5.0%, 7/1/24                                        1,935,864
 4,000,000      NR/A3         Maryland State Health & Higher Educational
                               Facilities, 6.75%, 7/1/30                           4,511,600
                                                                                 -----------
                                                                                 $10,296,978
                                                                                 -----------
                              Michigan - 1.6%
 5,000,000      AA/Aa2        Michigan State Hospital Financing Authority,
                               5.5%, 11/15/26                                    $ 5,327,250
 1,000,000      AA/Aa2        North Muskegon Michigan Public Schools,
                               5.25%, 5/1/28                                       1,079,830
 1,210,000      AA/Aa2        North Muskegon Michigan Public Schools,
                               5.25%, 5/1/33                                       1,304,065
                                                                                 -----------
                                                                                 $ 7,711,145
                                                                                 -----------
                              Minnesota - 1.1%
 5,000,000      A-/A3         Minnesota Health Care, 5.75%, 11/15/32,
                               6.85%, 10/1/21                                    $ 5,394,800
                                                                                 -----------
                                                                                 $ 5,394,800
                                                                                 -----------
                              Missouri - 0.6%
 1,000,000      AAA/Aaa       Missouri State Health & Educational Facilities,
                               5.25%, 6/1/28                                     $ 1,066,100
 2,000,000      AAA/Aa1       Missouri State Health & Education Facilities,
                               4.75%, 11/15/37                                     2,032,140
                                                                                 -----------
                                                                                 $ 3,098,240
                                                                                 -----------
                              Mississippi - 1.1%
 5,500,000      AAA/Aaa       Harrison County Mississippi Wastewater,
                               4.75%, 2/1/27                                     $ 5,606,425
                                                                                 -----------
                                                                                 $ 5,606,425
                                                                                 -----------

16 The accompanying notes are an integral part of these financial statements.

Pioneer Municipal Bond Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                S&P/Moody's
  Principal     Ratings
    Amount      (unaudited)                                                          Value
                              Montana - 0.6%
$2,785,000      AAA/Aaa       Forsyth Montana Pollution Control Revenue,
                               5.0%, 3/1/31                                      $ 2,945,332
                                                                                 -----------
                                                                                 $ 2,945,332
                                                                                 -----------
                              North Carolina - 2.9%
12,000,000      BBB/Baa2      North Carolina Eastern Municipal Power
                               6.0%, 1/1/22                                      $14,220,240
                                                                                 -----------
                                                                                 $14,220,240
                                                                                 -----------
                              North Dakota - 0.6%
 3,000,000      NR/Baa2       Grand Forks North Dakota Health Care System,
                               7.125%, 8/15/24                                   $ 3,339,180
                                                                                 -----------
                                                                                 $ 3,339,180
                                                                                 -----------
                              New Jersey - 0.8%
 3,735,000      AAA/Aaa       New Jersey Economic Development Authority,
                               4.375%, 9/1/29                                    $ 3,738,623
                                                                                 -----------
                                                                                 $ 3,738,623
                                                                                 -----------
                              New York - 5.2%
   900,000      AAA/AAA       Long Island Power Authority New York Electric
                               Systems Revenue, 5.125%, 12/1/22                  $   950,678
 3,820,000      AAA/Aaa       Metropolitan Transportation Authority New York,
                               4.75%, 4/1/28                                       4,211,932
 5,250,000      AA-/A3        New York State Dormitory Authority Revenues,
                               7.5%, 5/15/13                                       6,654,428
 5,500,000      AA-/A2        New York State Dormitory Authority Revenues,
                               5.25%, 5/15/15                                      6,187,500
 1,425,000      AA-/A3        New York State Dormitory Authority Revenues,
                               5.5%, 5/15/11                                       1,680,061
 2,410,000      AA-/A3        New York State Dormitory Authority Revenues,
                               5.5%, 5/15/11                                       2,789,214
 1,000,000      A/A2          New York State Urban Development Corp.,
                               5.125%, 7/1/21                                      1,081,990
 1,500,000      AA-/A1        Port Authority New York & New Jersey Cons
                               Ninety Third Series, 6.125%, 6/1/94                 1,845,270
                                                                                 -----------
                                                                                 $25,401,073
                                                                                 -----------
                              Ohio - 0.8%
 4,000,000      AAA/Aaa       Cleveland-Cuyahoga County Ohio Port. Authority
                               Revenue, 4.5%, 8/1/36                             $ 4,004,360
                                                                                 -----------
                                                                                 $ 4,004,360
                                                                                 -----------

The accompanying notes are an integral part of these financial statements.   17

Pioneer Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/05            (unaudited) (continued)
--------------------------------------------------------------------------------

                S&P/Moody's
  Principal     Ratings
    Amount      (unaudited)                                                               Value
                              Oklahoma - 1.4%
$5,590,000      AAA/Aaa       McGee Creek Authority Water Revenue,
                               6.0%, 1/1/23                                           $ 6,818,235
                                                                                      -----------
                                                                                      $ 6,818,235
                                                                                      -----------
                              Pennsylvania - 3.8%
10,000,000      AAA/Aaa       Lehigh County PA Industrial Dev. Authority Pollution
                               Control Revenue, 4.75%, 2/15/27                        $10,335,200
 5,000,000      A+/NR         Pennsylvania State Higher Education,
                               6.0%, 1/15/31                                            5,556,400
 3,000,000      AAA/Aaa       Southeastern Pennsylvania Transportation
                               Authority, 4.75%, 3/1/29                                 3,048,990
                                                                                      -----------
                                                                                      $18,940,590
                                                                                      -----------
                              Puerto Rico - 1.0%
 5,000,000      A-/A3         Puerto Rico Electric Power Authority,
                               5.125%, 7/1/29                                         $ 5,301,150
                                                                                      -----------
                                                                                      $ 5,301,150
                                                                                      -----------
                              South Carolina - 6.7%
 1,000,000      A/A3          Dorchester South Carolina County School District,
                               5.25%, 12/1/29                                         $ 1,056,240
 7,000,000      AA-/Aa3       Greenville South Carolina County School District,
                               5.5%, 12/1/28                                            7,644,350
15,000,000      BBB/Baa3      Piedmont Municipal Power Agency, 5.25%, 1/1/21           15,294,000
 7,500,000      NR/NR         South Carolina Jobs Economic Development
                               Authority, 7.375%, 12/15/21                              9,197,250
                                                                                      -----------
                                                                                      $33,191,840
                                                                                      -----------
                              Texas - 5.8%
10,000,000      AAA/Aaa       Austin Texas Utility System Revenue,
                               12.5%, 11/15/07                                        $12,172,600
 3,000,000      AAA/Aaa       Houston Texas Independent School District,
                               4.75%, 2/15/22                                           3,087,000
 8,300,000      AAA/Aaa       Hurst Euless Bedford Texas, 4.5%, 8/15/25                 8,323,572
    10,000      AAA/Aaa       Lower Colorado River Authority Texas Revenue,
                               5.625%, 1/1/17                                              11,661
 5,000,000      AA/Aa1        San Antonio Texas Electricity and Gas
                               Revenue, 4.5%, 2/1/21                                    5,055,950
                                                                                      -----------
                                                                                      $28,650,783
                                                                                      -----------

18 The accompanying notes are an integral part of these financial statements.

Pioneer Municipal Bond Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                  S&P/Moody's
   Principal      Ratings
     Amount       (unaudited)                                                              Value
                                Virginia - 1.6%
$2,500,000        AAA/Aaa       Loudoun County Virginia Sanitation Authority,
                                 4.75%, 1/1/30                                       $  2,550,925
 3,085,000        AA+/Aa1       Virginia State Public School Authority,
                                 4.75%, 8/1/26                                          3,202,508
 2,235,000        AA+/Aa1       Virginia State Public School Authority,
                                 4.75%, 8/1/27                                          2,318,433
                                                                                     ------------
                                                                                     $  8,071,866
                                                                                     ------------
                                Washington - 5.3%
   700,000        AAA/Aaa       CDP-King Cnty III Washington Lease Revenue,
                                 5.25%, 6/1/26                                       $    732,886
 2,200,000        AA/Aaa        Douglas County Washington Public Utilities,
                                 8.75%, 9/1/18                                          2,480,214
 5,055,000        AA/Aa2        Douglas County Washington Public Utilities,
                                 8.75%, 9/1/18                                          5,681,871
 3,066,000        AAA/NR        Seattle Washington Housing Authority,
                                 6.6%, 8/20/38                                          3,244,656
 6,290,000        NR/NR         Vancouver Washington Housing Authority,
                                 5.65%, 3/1/31                                          6,164,263
 7,750,000        AAA/Aaa       Washington State, 4.5%, 7/1/23                          7,799,755
                                                                                     ------------
                                                                                     $ 26,103,645
                                                                                     ------------
                                West Virginia - 3.6%
12,055,000        NR/A2         West Virginia State Hospital Financing Authority,
                                 6.75%, 9/1/30                                       $ 14,233,218
 2,945,000        NR/A2         West Virginia State Hospital Financing Authority,
                                 6.75%, 9/1/30                                          3,269,745
                                                                                     ------------
                                                                                     $ 17,502,963
                                                                                     ------------
                                TOTAL MUNICIPAL BONDS
                                (Cost $423,721,338)                                  $479,743,148
                                                                                     ------------
     Shares                     TAX-EXEMPT MONEY MARKET MUTUAL FUND - 1.4%
 6,638,222                      Blackrock Provident Institutional Fund               $  6,638,222
                                                                                     ------------
                                TOTAL TAX-EXEMPT MONEY MARKET MUTUAL FUND
                                (Cost $6,638,222)                                    $  6,638,222
                                                                                     ------------
                                TOTAL INVESTMENT IN SECURITIES - 98.8%
                                (Cost $430,359,560)(a)(b)                            $486,381,370
                                                                                     ------------
                                OTHER ASSETS AND LIABILITIES - 1.2%                  $  6,007,001
                                                                                     ------------
                                TOTAL NET ASSETS - 100.0%                            $492,388,371
                                                                                     ============


The accompanying notes are an integral part of these financial statements.   19

Pioneer Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/05            (unaudited) (continued)
--------------------------------------------------------------------------------

NR  Not Rated

(a) At June 30, 2005, the net unrealized gain on investments based on cost for federal income tax purposes of $426,752,118 was as follows:

     Aggregate gross unrealized gain for all investments in which there is
     an excess of value over tax cost                                         $59,629,252
     Aggregate gross unrealized loss for all investments in which there is
     an excess of tax cost over value                                                   -
                                                                              -----------
     Net unrealized gain                                                      $59,629,252
                                                                              ===========

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2005 aggregated $34,454,210 and $64,596,170, respectively.


20 The accompanying notes are an integral part of these financial statements.

Pioneer Municipal Bond Fund
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 6/30/05 (unaudited)
--------------------------------------------------------------------------------


ASSETS:
  Investment in securities, at value (cost $430,359,560)       $486,381,370
  Receivables -
    Fund shares sold                                                221,633
    Interest                                                      7,088,050
    Due from Pioneer Investment Management, Inc.                      9,610
  Other                                                                  24
                                                               ------------
     Total assets                                              $493,700,687
                                                               ------------
LIABILITIES:
  Payables -
    Fund shares repurchased                                    $    355,544
    Dividends                                                       645,151
  Due to bank                                                       222,965
  Due to affiliates                                                  64,201
  Accrued expenses                                                   24,455
                                                               ------------
     Total liabilities                                         $  1,312,316
                                                               ------------
NET ASSETS:
  Paid-in capital                                              $425,723,373
  Undistributed net investment income                             3,490,161
  Accumulated net realized gain on investments                    7,153,027
  Net unrealized gain on investments                             56,021,810
                                                               ------------
     Total net assets                                          $492,388,371
                                                               ============
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $7,001,516/479,561 shares)                 $      14.60
                                                               ============
  Class B (based on $595,266/40,911 shares)                    $      14.55
                                                               ============
  Class C (based on $404,404/27,848 shares)                    $      14.52
                                                               ============
  Investor Class (based on $484,387,185/33,289,000 shares)     $      14.55
                                                               ============
MAXIMUM OFFERING PRICE:
  Class A ($14.60 [divided by] 95.5%)                          $      15.29
                                                               ============



The accompanying notes are an integral part of these financial statements.   21

Pioneer Municipal Bond Fund
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (unaudited)
--------------------------------------------------------------------------------
For the Six Months Ended 6/30/05

INVESTMENT INCOME:
  Interest                                                                  $13,090,325
                                                                            -----------
EXPENSES:
  Management fees                                          $1,177,542
  Transfer agent fees and expenses
    Class A                                                     8,617
    Class B                                                       107
    Class C                                                        70
    Investor Class                                            138,790
  Distribution fees
    Class A                                                     4,308
    Class B                                                       928
    Class C                                                       546
  Administrative reimbursements                                49,784
  Custodian fees                                               11,743
  Registration fees                                            37,355
  Professional fees                                            14,550
  Printing expense                                             14,089
  Fees and expenses of nonaffiliated trustees                   4,987
  Miscellaneous                                                 8,376
                                                           ----------
    Total expenses                                                          $ 1,471,792
    Less management fees waived and expenses
     reimbursed by Pioneer Investment Management, Inc.                         (215,327)
    Less fees paid indirectly                                                    (2,132)
                                                                            -----------
    Net expenses                                                            $ 1,254,333
                                                                            -----------
     Net investment income                                                  $11,835,992
                                                                            -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investments                                          $ 6,476,793
                                                                            -----------
  Change in net unrealized gain on investments                              $    99,938
                                                                            -----------
    Net gain on investments                                                 $ 6,576,731
                                                                            -----------
    Net increase in net assets resulting from operations                    $18,412,723
                                                                            ===========

22 The accompanying notes are an integral part of these financial statements.

Pioneer Municipal Bond Fund
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Six Months Ended 6/30/05 and the Year Ended 12/31/04

                                                          Six Months Ended
                                                              6/30/05         Year Ended
                                                            (unaudited)        12/31/04
FROM OPERATIONS:
Net investment income                                      $  11,835,992    $   26,509,845
Net realized gain on investments                               6,476,793         5,214,549
Change in net unrealized gain on investments                      99,938        (1,826,770)
                                                           -------------    --------------
  Net increase in net assets resulting from operations     $  18,412,723    $   29,897,624
                                                           -------------    --------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
  Class A ($0.32 and $0.60 per share, respectively)        $     (77,564)   $     (264,916)
  Class B ($0.26 and $0.49 per share, respectively)               (3,486)          (91,186)
  Class C ($0.26 and $0.47 per share, respectively)               (1,974)           (4,632)
  Investor Class ($0.34 and $0.64 per
    share, respectively)                                     (11,873,607)      (24,819,437)
Net realized gain:
  Class A ($0.00 and $0.22 per share, respectively)        $           -    $     (122,918)
  Class B ($0.00 and $0.22 per share, respectively)                    -           (41,490)
  Class C ($0.00 and $0.22 per share, respectively)                    -            (2,464)
  Investor Class ($0.00 and $0.22 per
    share, respectively)                                               -        (8,226,209)
                                                           -------------    --------------
    Total distributions to shareowners                     $ (11,956,631)   $  (33,573,252)
                                                           -------------    --------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                           $  12,341,331    $   46,249,584
Reinvestment of distributions                                  8,009,454        23,699,425
Cost of shares repurchased                                   (51,107,293)     (122,707,605)
Redemption fees                                                        -            39,148
                                                           -------------    --------------
  Net decrease in net assets resulting from Fund
    share transactions                                     $ (30,756,508)   $  (52,719,448)
                                                           -------------    --------------
  Net decrease in net assets                               $ (24,300,416)   $  (56,395,076)
NET ASSETS:
Beginning of period                                        $ 516,688,787    $  573,083,863
                                                           -------------    --------------
End of period (including undistributed net investment
  income of $3,490,161 and $3,610,800 respectively)        $ 492,388,371    $  516,688,787
                                                           =============    ==============

The accompanying notes are an integral part of these financial statements.   23

Pioneer Municipal Bond Fund
-------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                (continued)
-------------------------------------------------------------------------------


                                   '05 Shares       '05 Amount
CLASS A                           (unaudited)      (unaudited)        '04 Shares        '04 Amount
Shares sold                           785,390     $  11,370,070         528,397      $    7,428,361
Reinvestment of distributions           2,936            42,579          23,644             339,010
Shares repurchased                   (324,539)       (4,691,408)       (356,210)         (5,092,207)
Shares exchanged
  in reorganization                         -                 -        (632,456)         (9,080,745)
                                     --------     -------------        --------      --------------
  Net increase (decrease)             463,787     $   6,721,241        (436,625)     $   (6,405,581)
                                     ========     =============        ========      ===============
CLASS B
Shares sold                            40,207     $     580,406             699      $       10,000
Reinvestment of distributions              25               368           6,752              96,407
Shares repurchased                        (20)             (289)        (46,593)           (668,672)
Shares exchanged
  in reorganization                         -                 -        (177,979)         (2,547,835)
                                     --------     -------------        --------      --------------
  Net increase (decrease)              40,212     $     580,485        (217,121)     $   (3,110,100)
                                     ========     =============        ========      ===============
CLASS C
Shares sold                            27,093     $     390,855           4,805      $       70,511
Reinvestment of distributions              56               802             167               2,384
Shares repurchased                          -                 -                (4)              (51)
Shares exchanged in
  reorganization                            -                 -         (11,193)           (160,251)
                                     --------     -------------        ----------    --------------
  Net increase (decrease)              27,149     $     391,657          (6,225)     $      (87,407)
                                     ========     =============        ========      ===============
INVESTOR CLASS
Shares sold                                 -     $           -       2,696,920      $   38,740,712
Reinvestment of distributions         551,960         7,965,705       1,626,700          23,261,624
Shares repurchased                 (3,223,866)      (46,415,596)     (8,188,640)       (116,946,675)
Shares issued
  in reorganization                         -                 -         822,260          11,788,831
                                   ----------     -------------      ------------    --------------
  Net decrease                     (2,671,906)    $ (38,449,891)     (3,042,760)     $  (43,155,508)
                                   ===========    =============      ============    ===============

24 The accompanying notes are an integral part of these financial statements.

Pioneer Municipal Bond Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                 Six Months Ended
                                                                     6/30/05        Year Ended
                                                                   (unaudited)     12/31/04(a)
CLASS A
Net asset value, beginning of period                                $  14.38        $ 14.45
                                                                    --------        -------
Increase from investment operations:
 Net investment income                                              $   0.22        $  0.61(b)
 Net realized and unrealized gain on investments                        0.32           0.14
                                                                    --------        -------
   Net increase from investment operations                          $   0.54        $  0.75
Distributions to shareowners:
 Net investment income                                                 (0.32)         (0.60)
 Net realized gain                                                         -          (0.22)
                                                                    --------        -------
Net increase (decrease) in net asset value                          $   0.22        $ (0.07)
                                                                    --------        -------
Net asset value, end of period                                      $  14.60        $ 14.38
                                                                    ========        =======
Total return*                                                           3.79%          5.40%
Ratio of net expenses to average net assets+                            0.88%**        0.91%
Ratio of net investment income to average net assets+                   4.49%**        4.25%
Portfolio turnover rate                                                   14%**           7%
Net assets, end of period (in thousands)                            $  7,002        $   227
Ratios with no waiver of management fees by PIM and no
 reduction for fees paid indirectly:
 Net expenses                                                           1.29%**        0.91%
 Net investment income                                                  4.08%**        4.25%
Ratios with waiver of management fees by PIM and reduction for fees paid indirectly:
 Net expenses                                                           0.87%**        0.91%
 Net investment income                                                  4.50%**        4.25%


Pioneer Municipal Bond Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                 Year Ended   Year Ended   Year Ended   Year Ended
                                                                  12/31/03     12/31/02     12/31/01     12/31/00
CLASS A
Net asset value, beginning of period                              $ 14.46      $ 13.98      $ 13.97      $ 12.90
                                                                  -------      -------      -------      -------
Increase from investment operations:
 Net investment income                                            $  0.66      $  0.66      $  0.66      $  0.65
 Net realized and unrealized gain on investments                     0.13         0.69         0.02         1.07
                                                                  -------      -------      -------      -------
   Net increase from investment operations                        $  0.79      $  1.35      $  0.68      $  1.72
Distributions to shareowners:
 Net investment income                                              (0.63)       (0.64)       (0.64)       (0.65)
 Net realized gain                                                  (0.17)       (0.23)       (0.03)           -
                                                                  -------      -------      -------      -------
Net increase (decrease) in net asset value                        $ (0.01)     $  0.48      $  0.01      $  1.07
                                                                  -------      -------      -------      -------
Net asset value, end of period                                    $ 14.45      $ 14.46      $ 13.98      $ 13.97
                                                                  =======      =======      =======      =======
Total return*                                                        5.66%        9.99%        4.92%       13.76%
Ratio of net expenses to average net assets+                         0.87%        0.89%        0.98%        0.97%
Ratio of net investment income to average net assets+                4.58%        4.74%        4.63%        4.96%
Portfolio turnover rate                                                20%          19%           9%          32%
Net assets, end of period (in thousands)                          $ 6,538      $ 3,787      $ 1,273      $ 1,052
Ratios with no waiver of management fees by PIM and no
 reduction for fees paid indirectly:
 Net expenses                                                        0.87%        0.89%        0.98%        0.97%
 Net investment income                                               4.58%        4.74%        4.63%        4.96%
Ratios with waiver of management fees by PIM and reduction for fees paid indirectly:
 Net expenses                                                        0.87%        0.89%        0.98%        0.97%
 Net investment income                                               4.58%        4.74%        4.63%        4.96%

(a) Effective August 2, 2004, PIM became the sub-advisor of the Fund and subsequently became the advisor on December 10, 2004.
(b) Net investment income per share has been calculated using the average shares method.
 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**   Annualized

 The accompanying notes are an integral part of these financial statements.

Pioneer Municipal Bond Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                 Six Months Ended
                                                                     6/30/05        Year Ended
                                                                   (unaudited)     12/31/04(a)
CLASS B
Net asset value, beginning of period                                $  14.34        $ 14.42
                                                                    --------        -------
Increase from investment operations:
 Net investment income                                              $   0.17        $  0.49(b)
 Net realized and unrealized gain on investments                        0.30           0.14
                                                                    --------        -------
   Net increase from investment operations                          $   0.47        $  0.63
Distributions to shareowners:
 Net investment income                                                 (0.26)         (0.49)
 Net realized gain                                                         -          (0.22)
                                                                    --------        -------
Net increase (decrease) in net asset value                          $   0.21        $ (0.08)
                                                                    --------        -------
Net asset value, end of period                                      $  14.55        $ 14.34
                                                                    ========        =======
Total return*                                                           3.32%          4.52%
Ratio of net expenses to average net assets+                            1.27%**        1.70%
Ratio of net investment income to average net assets+                   4.16%**        3.49%
Portfolio turnover rate                                                   14%**           7%
Net assets, end of period (in thousands)                            $    595        $    10
Ratios with no waiver of management fees by PIM and no
 reduction for fees paid indirectly:
 Net expenses                                                           1.67%**        1.70%
 Net investment income                                                  3.77%**        3.49%
Ratios with waiver of management fees by PIM and reduction for fees paid indirectly:
 Net expenses                                                           1.27%**        1.70%
 Net investment income                                                  4.16%**        3.49%


Pioneer Municipal Bond Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                 Year Ended   Year Ended   Year Ended   Year Ended
                                                                  12/31/03     12/31/02     12/31/01     12/31/00
CLASS B
Net asset value, beginning of period                              $ 14.42      $ 13.95      $ 13.94      $ 12.88
                                                                  -------      -------      -------      -------
Increase from investment operations:
 Net investment income                                            $  0.55      $  0.55      $  0.55      $  0.56
 Net realized and unrealized gain on investments                     0.14         0.68         0.02         1.06
                                                                  -------      -------      -------      -------
   Net increase from investment operations                        $  0.69      $  1.23      $  0.57      $  1.62
Distributions to shareowners:
 Net investment income                                              (0.52)       (0.53)       (0.53)       (0.56)
 Net realized gain                                                  (0.17)       (0.23)       (0.03)           -
                                                                  -------      -------      -------      -------
Net increase (decrease) in net asset value                        $     -      $  0.47      $  0.01      $  1.06
                                                                  -------      -------      -------      -------
Net asset value, end of period                                    $ 14.42      $ 14.42      $ 13.95      $ 13.94
                                                                  =======      =======      =======      =======
Total return*                                                        4.93%        9.07%        4.14%       12.87%
Ratio of net expenses to average net assets+                         1.66%        1.68%        1.73%        1.71%
Ratio of net investment income to average net assets+                3.78%        3.86%        3.87%        4.24%
Portfolio turnover rate                                                20%          19%           9%          32%
Net assets, end of period (in thousands)                          $ 3,141      $ 2,494      $ 1,236      $   686
Ratios with no waiver of management fees by PIM and no
 reduction for fees paid indirectly:
 Net expenses                                                        1.66%        1.68%        1.73%        1.71%
 Net investment income                                               3.78%        3.86%        3.87%        4.24%
Ratios with waiver of management fees by PIM and reduction for fees paid indirectly:
 Net expenses                                                        1.66%        1.68%        1.73%        1.71%
 Net investment income                                               3.78%        3.86%        3.87%        4.24%

(a) Effective August 2, 2004, PIM became the sub-advisor of the Fund and subsequently became the advisor on December 10, 2004.
(b) Net investment income per share has been calculated using the average shares method.
 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.)
**   Annualized

26 The accompanying notes are an integral part of these financial statements.

Pioneer Municipal Bond Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                              Six Months
                                            Ended 6/30/05    Year Ended     10/1/03 (b)
                                             (unaudited)    12/31/04(a)     to 12/31/03
CLASS C
Net asset value, beginning of period          $ 14.34        $ 14.42        $   14.45
                                              -------        -------        ---------
Increase from investment operations:
  Net investment income                       $  0.17        $  0.47(c)     $    0.16
  Net realized and unrealized gain on
   investments                                   0.27           0.14             0.04
                                              -------        -------        ---------
     Net increase from investment
       operations                             $  0.44        $  0.61        $    0.20
Distributions to shareowners:
  Net investment income                         (0.26)         (0.47)           (0.13)
  Net realized gain                                            (0.22)           (0.10)
                                              -------        -------        ---------
Net increase in net asset value               $  0.18        $ (0.08)       $   (0.03)
                                              -------        -------        ---------
Net asset value, end of period                $ 14.52        $ 14.34        $   14.42
                                              =======        =======        =========
Total return*                                    3.08%          4.38%            1.40%^
Ratio of net expenses to average net
  assets+                                        1.28%**        1.84%            1.87%**
Ratio of net investment income to average
  net assets+                                    4.09%**        3.35%            4.36%**
Portfolio turnover rate                            14%**           7%              20%
Net assets, end of period (in thousands)      $   404        $    10        $     100
Ratios assuming no waiver of management
  fees and assumption of expenses by
  PIM and no reduction for fees paid
  indirectly:
  Net expenses                                   1.68%**        1.84%           43.13%**
  Net investment income                          3.69%**        3.35%          (36.90)%**
Ratios with waiver of management fees by
  PIM and reduction for fees paid
  indirectly:
  Net expenses                                   1.28%**        1.84%            1.87%**
  Net investment income                          4.09%**        3.35%            4.36%**

(a) Effective August 2, 2004, PIM became the sub-advisor of the Fund and subsequently became the advisor on December 10, 2004.

(b)  Initial issue date of Class C shares.
(c) Net investment income per share has been calculated using the average shares method.
 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.)
**   Annualized.
 ^   Not annualized.
 +   Ratios assuming no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.   27

Pioneer Municipal Bond Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                   Six Months
                                                                 Ended 6/30/05    Year Ended
                                                                  (unaudited)    12/31/04(a)
INVESTOR CLASS
Net asset value, beginning of period                               $ 14.36        $ 14.44
                                                                   -------        --------
Increase from investment operations:
 Net investment income                                             $  0.35        $  0.67(b)
 Net realized and unrealized gain on investments                      0.19           0.11
                                                                   -------        --------
   Net increase from investment operations                         $  0.54        $  0.78
Distributions to shareowners:
 Net investment income                                               (0.34)         (0.64)
 Net realized gain                                                       -          (0.22)
                                                                   -------        --------
Net increase (decrease) in net asset value                         $  0.19        $ (0.08)
                                                                   -------        --------
Net asset value, end of period                                     $ 14.55        $ 14.36
                                                                   =======        ========
Total return*                                                         3.77%          5.63%
Ratio of net expenses to average net assets                           0.50%**        0.63%
Ratio of net investment income to average net assets                  4.78%**        4.78%
Portfolio turnover rate                                                 14%**           7%
Net assets, end of period (in thousands)                           $484,387       $516,442
Ratios assuming no waiver of management fees and assumption
 of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                         0.59%**        0.63%
 Net investment income                                                4.69%**        4.78%
Ratios with waiver of management fees by PIM and reduction for fees paid indirectly:
 Net expenses                                                         0.50%**        0.63%
 Net investment income                                                4.78%**        4.78%

Pioneer Municipal Bond Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                 Year Ended   Year Ended   Year Ended   Year Ended
                                                                  12/31/03     12/31/02     12/31/01     12/31/00
INVESTOR CLASS
Net asset value, beginning of period                              $  14.45     $  13.97     $  13.96    $  12.89
                                                                  --------     --------     --------    --------
Increase from investment operations:
 Net investment income                                            $   0.70     $   0.71     $   0.71    $   0.70
 Net realized and unrealized gain on investments                      0.13         0.69         0.02        1.07
                                                                  --------     --------     --------    --------
   Net increase from investment operations                        $   0.83     $   1.40     $   0.73    $   1.77
Distributions to shareowners:
 Net investment income                                               (0.67)       (0.69)       (0.69)      (0.70)
 Net realized gain                                                   (0.17)       (0.23)       (0.03)          -
                                                                  --------     --------     --------    --------
Net increase (decrease) in net asset value                        $  (0.01)    $   0.48     $   0.01    $   1.07
                                                                  --------     --------     --------    --------
Net asset value, end of period                                    $  14.44     $  14.45     $  13.97    $  13.96
                                                                  ========     ========     ========    ========
Total return*                                                         5.96%       10.33%        5.30%      14.17%
Ratio of net expenses to average net assets                           0.61%        0.61%        0.62%       0.62%
Ratio of net investment income to average net assets                  4.83%        4.91%        5.01%       5.27%
Portfolio turnover rate                                                 20%          19%           9%         32%
Net assets, end of period (in thousands)                          $563,305     $569,484     $533,803    $499,831
Ratios assuming no waiver of management fees and assumption
 of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                         0.61%        0.61%        0.62%       0.62%
 Net investment income                                                4.83%        4.91%        5.01%       5.27%
Ratios with waiver of management fees by PIM and reduction for fees paid indirectly:
 Net expenses                                                         0.61%        0.61%        0.62%       0.62%
 Net investment income                                                4.83%        4.91%        5.01%       5.27%

(a) Effective August 2, 2004, PIM became the sub-advisor of the Fund and subsequently became the advisor on December 10, 2004.

(b) Net investment income per share has been calculated using the average shares method.

 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**   Annualized

28 The accompanying notes are an integral part of these financial statements.

Pioneer Municipal Bond Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/05 (unaudited)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies
Pioneer Municipal Bond Fund (the Fund) is one of eight series of portfolios comprising Pioneer Series Trust II, a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is the successor to the Safeco Municipal Bond Fund, Inc. Safeco Municipal Bond Fund transferred all of its net assets in exchange for the Fund's Investor Class shares on December 10, 2004 pursuant to an agreement and plan of reorganization (the "reorganization" which was approved by the shareholders of Safeco Municipal Bond Fund on December 8,
2004). The Fund had no assets or liabilities prior to the reorganization. Accordingly, the reorganization, which was a tax-free exchange, had no effect on the Fund's operations. The investment objective of the Fund is to seek a high level of current income exempt from federal income tax as is consistent with the relative stability of capital.

The Trustees have authorized the issuance of four classes of shares of the Fund. The Fund offers four classes of shares designated as Class A, Class B, Class C, and Investor Class shares. The Fund is not offering additional Investor Class shares except in connection with the reinvestment of dividends on the Fund's outstanding Investor Class shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidations, except that each class of shares can bear different transfer agent and distribution fees and has exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareowners, respectively. There is no distribution plan for Investor Class shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, and gain or loss on investments during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements which, are consistent with those policies generally accepted in the investment company industry:

Pioneer Municipal Bond Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/05      (unaudited) (continued)
--------------------------------------------------------------------------------

A.  Security Valuation

    Security transactions are recorded as of trade date. Securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Securities for which there are no other readily available market quotations are valued at their fair values as determined by, or under the direction of the Board of Trustees. The Fund also may use the fair value of a security including a non-U.S. security when the closing market price on the principal exchange where the security is traded no longer reflects the value of the security. At June 30, 2005 there were no securities fair valued. Temporary cash investments are valued at amortized cost.

    Discount and premium on debt securities are accreted or amortized, respectfully daily into interest income on a yield-to-maturity basis with a corresponding increase or decrease in the cost basis of the security. Interest income is recorded on the accrual basis.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal tax provision is required.

    The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

    The tax character of current year distributions paid will be determined at the end of the current fiscal year. The tax character of distributions paid during the year ended December 31, 2004 was as follows:

Pioneer Municipal Bond Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

-------------------------------------------
                                      2004
-------------------------------------------
  Distributions paid from:
  Taxable Income               $   339,839
  Tax exempt income             25,180,171
  Long-term capital gain         8,053,242
                               -----------
   Total                       $33,573,252
                               ===========
-------------------------------------------


    The following shows the components of distributable earnings on a federal income tax basis at December 31, 2004.

------------------------------------------------
                                           2004
------------------------------------------------
  Undistributed ordinary income     $   593,164
  Undistributed long-term gain           86,428
  Unrealized appreciation            59,529,314
                                    -----------
   Total                            $60,208,906
                                    ===========
------------------------------------------------

    The difference between book basis and tax-basis unrealized appreciation is attributable to the tax treatment of premium and amortization.

C.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A., (UniCredito Italiano), earned $3,770 in underwriting commissions on the sale of Class A shares during the six months ended June 30, 2005.

D.  Class Allocations

    Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively (see Note 4). Investor Class shares are not subject to a distribution plan. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allo-

Pioneer Municipal Bond Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/05      (unaudited) (continued)
--------------------------------------------------------------------------------

    cated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

    The Fund declares, as daily dividends, substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B, Class C, and Investor Class shares can bear different transfer agent and distribution fees.

E.  Redemption Fees

    Prior to the reorganization, shares held for less than 90 days in the Fund were subject to an early redemption fee equal to 2% of the proceeds of the redeemed shares. These fees, which were retained by the Fund, were accounted for as an addition to paid-in-capital.

2.  Management Agreement

Pioneer Investment Management, Inc., (PIM), a wholly owned indirect subsidiary of UniCredito Italiano, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets up to $250 million; 0.45% of the next $500 million; and 0.40% of the excess over $750 million.

Prior to the reorganization, Safeco Municipal Bond Fund was advised by Safeco Asset Management Company, which received a fee calculated daily at the annual rate of 0.50% of the Fund's average daily net assets up to $250 million; 0.45% of the next $500 million; and 0.4% of the excess over $750 million. Prior to the reorganization, Safeco Asset Management Company contractually agreed to reimburse the Fund for operating expenses (i.e., all expenses except investment advisory, distribution fees, service fees, and interest expense) that exceeded on an annual basis 0.40% of the average daily net assets of the Fund.

Through May 1, 2006, PIM has agreed not to impose all or a portion of its management fee and to assume other operating expenses of the Fund to the extent necessary to limit expenses to 0.87% of the average daily net assets attributable to Class A; the portion of the

Pioneer Municipal Bond Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Fund-wide expenses attributable to Class B and Class C shares will be reduced only to the extent that such expenses are reduced for Class A shares.

Through the second anniversary of the closing of the "reorganization", PIM has agreed not to impose all or a portion of its management fee and to assume other operating expenses (excluding taxes, commissions, interest and extraordinary expenses) of the Fund to the extent necessary to limit Investor Class expenses to 0.62% of the average daily net assets attributable to Investor Class shares.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At June 30, 2005, $6,151 was payable to PIM related to management fees, administrative costs and certain other services and is included in due to affiliates. Prior to the reorganization, fund accounting and fund administration fees were paid to Safeco Asset Management Company.

3. Transfer Agent

Since the reorganization, PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $57,976 in transfer agent fees payable to PIMSS at June 30, 2005. Prior to the reorganization, Safeco Services Corporation was the transfer agent and Safeco Securities Corp. was the shareholder servicing agent. Prior to the reorganization, Safeco Services Corporation assessed shareholders accounts an annual $12 low balance fee on shareholder accounts containing balances less than $1,000, which were recorded as a waiver of transfer agent expenses. PIMSS does not charge a low balance fee.

4. Distribution Plans

The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a

Pioneer Municipal Bond Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/05      (unaudited) (continued)
--------------------------------------------------------------------------------

0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $74 in distribution fees payable to PFD at June 30, 2005.

In addition, redemptions of each class of shares (except Investor Class shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 18 months of purchase. Effective December 1, 2004 Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased prior to December 1, 2004, remain subject to the CDSC in effect at the time those shares were purchased. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the six months ended June 30, 2005, there were no CDSC's paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the six months ended June 30, 2005, the Fund's expenses were reduced by $2,132 under such arrangements.

--------------------------------------------------------------------------------
THE PIONEER FAMILY OF MUTUAL FUNDS
--------------------------------------------------------------------------------

Please consider a fund's investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information about a fund and should be read carefully before you invest or send money. To obtain a prospectus and for other information on any Pioneer fund, contact your advisor, call 1-800-225-6292 or visit our web site at www.pioneerfunds.com.

  U.S. Equity
  Pioneer Fund
  Pioneer Balanced Fund
     Pioneer Cullen Value Fund
  Pioneer Equity Income Fund
  Pioneer Equity Opportunity Fund
     Pioneer Growth Opportunities Fund
  Pioneer Growth Shares
  Pioneer Mid Cap Growth Fund
  Pioneer Mid Cap Value Fund
     Pioneer Oak Ridge Large Cap
   Growth Fund
     Pioneer Oak Ridge Small Cap
   Growth Fund**
  Pioneer AmPac Growth Fund(1)
     Pioneer Small and Mid Cap
   Growth Fund(2)
  Pioneer Growth Leaders Fund(3)
  Pioneer Strategic Growth Fund(4)
  Pioneer Real Estate Shares
  Pioneer Research Fund
  Pioneer Small Cap Value Fund
  Pioneer Small Company Fund
  Pioneer Value Fund

  Asset Allocation
  Pioneer Ibbotson Aggressive
   Allocation Fund
  Pioneer Ibbotson Conservative
   Allocation Fund
  Pioneer Ibbotson Moderate
   Allocation Fund
  Pioneer Ibbotson Growth
   Allocation Fund

  International/Global Equity
  Pioneer Emerging Markets Fund
  Pioneer Europe Select Equity Fund
  Pioneer International Equity Fund
  Pioneer International Value Fund

  Fixed Income
  Pioneer America Income Trust
  Pioneer Bond Fund
  Pioneer California Tax Free
   Income Fund
  Pioneer Global High Yield Fund
  Pioneer High Yield Fund
  Pioneer Municipal Bond Fund
   Pioneer Short Term Income Fund
  Pioneer Strategic Income Fund
  Pioneer Tax Free Income Fund

  Money Market
  Pioneer Cash Reserves Fund*
  Pioneer Tax Free Money Market Fund

(1) Formerly Pioneer Papp America-Pacific Rim Fund
(2) Formerly Pioneer Papp Small and Mid Cap Growth Fund
(3) Formerly Pioneer Papp Stock Fund
(4) Formerly Pioneer Papp Strategic Growth Fund
* An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
** Effective May 26, 2005, Pioneer Oak Ridge Small Cap Growth Fund is generally closed to new investors. Purchases in the Fund will be limited to existing investors.

Pioneer Municipal Bond Fund
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Trustees                             Officers
John F. Cogan, Jr., Chairman         John F. Cogan, Jr., President
David R. Bock                        Osbert M. Hood, Executive
Mary K. Bush                          Vice President
Margaret B.W. Graham                 Vincent Nave, Treasurer
Osbert M. Hood                       Dorothy E. Bourassa, Secretary
Marguerite A. Piret
Stephen K. West
John Winthrop

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Wilmer Cutler Pickering Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2004 is publicly available to shareowners at www.pioneerfunds.com. This information is also available on our web site at www.pioneerfunds.com and on the Securities and Exchange Commission's web site at http://www.sec.gov.

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

 We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                          1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                       1-800-225-4321

Retirement plans information                               1-800-622-0176

Telecommunications Device for the Deaf (TDD)               1-800-225-1997

Write to us:

PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014


Our toll-free fax                                          1-800-225-4240


Our internet e-mail address                 ask.pioneer@pioneerinvest.com
(for general questions about Pioneer only)

Visit our web site:                                  www.pioneerfunds.com


 Please consider the Fund's investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information about the Fund and should be read carefully before you invest. To obtain a prospectus and for other information on any Pioneer fund, call 1-800-225-6292 or visit our web site www.pioneerfunds.com.

 The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.






ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

    N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The Fund's independent auditor, Ernst & Young
LLP ("E&Y"), has advised the Securities
and Exchange Commission, the Public Company
Accounting Oversight Board, and the Audit
Committee of the Fund's Board of Trustees that certain non-audit work performed by E&Y's China affiliate raised questions regarding E&Y's independence with respect to its performance of audit services for the Fund. In July 2004, E&Y became aware that member firms in China ("E&Y
China") provided certain tax services to offices of UniCredito Italiano, S.p.A. ("UCI"), a member of the Fund's Investment Company Complex. The services included receipt and disbursement of monies transferred to E&Y China by UCI in payment of individual expatriate income taxes due on returns prepared by E&Y China for certain UCI employees located in China from October 1998 to May 2003. E&Y became auditors of the Fund in May 2002. These expatriate tax services were discontinued in May 2003. The fees received by E&Y China for all such services totaled $3,685.

The Fund's Audit Committee and E&Y have
discussed the matter, including the nature of the services provided, the personnel involved in providing the services and the fees received by E&Y for performing the services. E&Y has informed the Audit Committee that based on its internal reviews and the de minimis nature of the services provided and fees received, it does not believe its independence with respect to the Fund has been impaired.

N/A


(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

N/A


ITEMS 5-6. [RESERVED]


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.


ITEM 8. [RESERVED]


ITEM 9. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded, that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


ITEM 10. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust II

By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date  August 29, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date August 29, 2005


By (Signature and Title)* /s/ Vincent Nave
Vincent Nave, Treasurer

Date August 29, 2005

* Print the name and title of each signing officer under his or her signature.